UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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OCEANAUT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(4)	Proposed maximum aggregate value of transaction: $700,000,000

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OCEANAUT, INC.
17th Km National Road Athens-Lamia & Finikos Street
145 64 Nea Kifisia
Athens, Greece

To the Shareholders of Oceanaut, Inc.:

You are cordially invited to attend a special meeting of the shareholders of Oceanaut, Inc. (‘‘Oceanaut’’), a Marshall Islands company, which will be held at 10:00 a.m., Eastern Time, on [                        ], 2007, at the offices of Mintz Levin Cohn Ferris Glovsky & Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, New York, 10017 (the ‘‘Special Meeting’’).

At this important meeting, you will be asked to consider and vote upon the following proposals:

•	The vessel acquisition proposal – to approve the proposed acquisition of nine dry bulk carriers (the ‘‘vessel acquisition’’), pursuant to the terms and conditions of a Master Agreement and nine separate memoranda of agreement, which we collectively refer to as the ‘‘MOAs,’’ between Oceanaut and the several sellers (the ‘‘Sellers’’), each dated as of October 12, 2007 (‘‘vessel acquisition proposal’’ or ‘‘Proposal 1’’);

•	The investment proposal – to approve the issuance of 10,312,500 shares of common stock at a purchase price of $8.00 per share in a private placement financing for the purpose of raising gross proceeds of $82,500,000, substantially all of which will be used as a portion of the consideration required for the vessel acquisition, as well as for working capital and expansion capital (‘‘investment proposal’’ or ‘‘Proposal 2’’);

•	The amendment proposal – to approve amendments to Oceanaut’s amended and restated articles of incorporation to remove the provisions that either terminate or are no longer relevant after the completion of an initial business combination (‘‘amendment proposal’’ or ‘‘Proposal 3’’);

•	to adjourn the Special Meeting in the event that Oceanaut has not received the requisite shareholder vote to approve all three proposals; and

•	to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The board of directors of Oceanaut has unanimously approved all of the above proposals and has fixed the close of business on [                    ], 2007, as the record date (the ‘‘Record Date’’) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. A list of shareholders as of the Record Date entitled to vote at the Special Meeting will be open to the examination of any shareholder, for any purpose germane to the Special Meeting, during ordinary business hours for a period of ten calendar days before the Special Meeting at Oceanaut’s offices at 17th Km National Road Athens-Lamia & Finikos Street, 145 64 Nea Kifisia, Athens, Greece, and at the time and place of the Special Meeting during the duration of the Special Meeting.

Proposal 1 will be approved if: (a) a majority of the shares of Oceanaut’s common stock issued in its initial public offering and outstanding as of the Record Date that are present or represented at the meeting vote in favor of the vessel acquisition proposal; and (b) no more than approximately 29.99% of Oceanaut’s common stock issued in its initial public offering (or 5,624,999 shares of common stock) both vote against the vessel acquisition proposal and properly exercise their conversion rights.

Proposal 2 will be approved if a majority of the shares of Oceanaut’s common stock issued and outstanding as of the Record Date that are present or represented at the meeting vote in favor of the investment proposal.

Proposal 3 will be approved if a majority of the shares of Oceanaut’s common stock issued and outstanding as of the Record Date vote in favor of the amendment proposal.

Each of Proposals 1, 2 and 3 is conditioned upon the approval of the other and, in the event one of these proposals does not receive the necessary vote to approve such proposal, then Oceanaut will not complete any of the transactions identified in any of the proposals.

Each public shareholder has the right to vote against the vessel acquisition proposal and, at the same time, demand that Oceanaut convert such shareholder’s shares into cash in an amount equal to a pro rata portion of the amount held in the trust account, including deferred underwriting discounts and commissions deposited and interest earned on amounts held in the trust account (net of taxes payable on such interest), calculated as of the close of business on the second business day prior to the consummation of the acquisition, which amount as of October 22, 2007 was equal to $8.10 per share. If the acquisition is not completed, then your shares will not be converted at this time, even if you so demanded. Oceanaut’s founding shareholders, including its directors and officers and their affiliates and related parties who purchased shares of common stock prior to Oceanaut’s initial public offering, presently own an aggregate of approximately 23.7% of the outstanding shares of common stock. All of these shareholders have agreed to vote: (i) all of the shares of common stock they acquired prior to the pre-offering private placement in the same way as the majority of the shares of common stock voted by the public shareholders with respect to the vessel acquisition proposal and (ii) all of the shares of common stock acquired by them in the private placement and any shares of Oceanaut common stock they may acquire in the future in favor of the vessel acquisition proposal. Following the consummation of the private placement, Excel and its affiliates will own approximately 16.7% and the Investors will own approximately 29.6% of the issued and outstanding shares of our common stock, respectively.

Oceanaut’s shares of common stock, warrants and units are listed on the American Stock Exchange under the symbols ‘‘OKN,’’ ‘‘OKN.WS’’ and ‘‘OKN.U,’’ respectively. On October 22, 2007, the closing price of the common stock was $8.65.

After careful consideration of the terms and conditions of the proposed vessel acquisition, private placement and amendments to the amended and restated articles of incorporation, the board of directors of Oceanaut has determined that such proposals and the transactions contemplated thereby are in the best interests of Oceanaut and its shareholders, and that the such proposals and the transactions contemplated thereby are fair, from a financial point of view, to its shareholders. The board of directors of Oceanaut unanimously recommends that you vote or give instruction to vote (i) ‘‘FOR’’ the vessel acquisition proposal, (ii) ‘‘FOR’’ the investment proposal and (iii) ‘‘FOR’’ the amendment proposal.

Enclosed are a notice of Special Meeting and proxy statement containing detailed information concerning the proposals and the transactions contemplated thereby. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully.

Sincerely,

Gabriel Panayotides
Chairman of the Board

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED BY THE PROXY HOLDERS IN FAVOR OF EACH PROPOSAL. IF YOU ABSTAIN, YOUR VOTE WILL HAVE NO EFFECT ON THE OUTCOME OF THE APPROVAL OF THE RESPECTIVE PROPOSAL. A VOTE AGAINST THE VESSEL ACQUISITION PROPOSAL WILL NOT HAVE THE EFFECT OF CONVERTING YOUR SHARES UNLESS YOU ALSO DEMAND CONVERSION AND COMPLY WITH THE OTHER REQUIREMENTS APPLICABLE THERETO.

SEE THE SECTION TITLED ‘‘RISK FACTORS’’ BEGINNING ON PAGE 24 FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE PROPOSED VESSEL ACQUISITION, THE PRIVATE PLACEMENT AND THE AMENDMENTS TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

This proxy statement incorporates important business and financial information about Oceanaut that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. The request should be sent to: Christopher J. Georgakis, 17th Km National Road Athens-Lamia & Finikos Street, 145 64 Nea Kifisia, Athens, Greece, 011 30-210-620-9520.

To obtain timely delivery of requested information, security holders must request the information no later than five days before the date they submit their proxies or attend the Special Meeting. The latest date to request the information to be received timely is [                    ], 2007.

We are soliciting the proxy represented by the enclosed proxy card on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing our proxy materials, our officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and nominees to forward proxy materials to the beneficial owners of our common stock. We have retained the proxy-soliciting firm of Morrow & Co. to assist in the solicitation of proxies and provide related advice and informational support, at a cost of approximately $[        ]. If you have any questions or need assistance in voting your shares, please contact Morrow & Co. toll free at [(800) 607-0088]; banks and brokers may call [(800) 662-5200].

This proxy statement is dated [                    ], 2007 and is first being mailed to Oceanaut shareholders on or about [                    ], 2007.

OCEANAUT, INC.
17th Km National Road Athens-Lamia & Finikos Street
145 64 Nea Kifisia
Athens, Greece

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [                    ], 2007

TO THE SHAREHOLDERS OF OCEANAUT, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders, including any adjournments or postponements thereof of Oceanaut, Inc. (‘‘Oceanaut’’), a Marshall Islands corporation, will be held at 10:00 a.m. Eastern Standard Time, on [                    ], 2007, at the offices of Mintz Levin Cohn Ferris Glovsky & Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, New York, 10017, for the following purposes:

•	The vessel acquisition proposal – to approve the proposed acquisition of nine dry bulk carriers (the ‘‘vessel acquisition’’), pursuant to the terms and conditions of the Master Agreement and nine separate memoranda of agreement, which we collectively refer to as the ‘‘MOAs,’’ between Oceanaut and the several sellers (the ‘‘Sellers’’), each dated as of October 12, 2007, and the transactions contemplated thereby (the ‘‘vessel acquisition proposal’’ or ‘‘Proposal 1’’);

•	The investment proposal – to approve the issuance of 10,312,500 shares of our common stock at a purchase price of $8.00 per share in a private placement financing for the purpose of raising gross proceeds of $82,500,000, substantially all of which will be used as a portion of the consideration required for the vessel acquisition, as well as for working capital and expansion capital (‘‘investment proposal’’ or ‘‘Proposal 2’’);

•	The amendment proposal – to approve amendments to Oceanaut’s amended and restated articles of incorporation to remove the provisions that either terminate or are no longer relevant after the completion of an initial business combination (‘‘amendment proposal’’ or ‘‘Proposal 3’’);

•	to adjourn the special meeting in the event that Oceanaut has not received the requisite shareholder vote to approve all three proposals; and

•	to consider and vote upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.

The board of directors of Oceanaut has fixed the close of business on [                    ], 2007, as the record date for the determination of shareholders entitled to receive notice of and to vote at the special meeting and any adjournments or postponements thereof. Only the holders of record of Oceanaut common stock on that date are entitled to have their votes counted at the special meeting and any adjournments or postponements thereof.

Oceanaut will not transact any other business at the special meeting, except for business properly brought before the special meeting, or any adjournment or postponement thereof, by Oceanaut’s board of directors.

Your vote is important regardless of the number of shares you own. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting.

The board of directors of Oceanaut unanimously recommends that you vote (i) ‘‘FOR’’ the vessel acquisition proposal, (ii) ‘‘FOR’’ the investment proposal and (iii) ‘‘FOR’’ the amendment proposal.

If you wish to attend the special meeting in person, please so indicate where requested on the accompanying proxy card. In addition, please write your name, where indicated, on the attached admission ticket and bring it with you to the special meeting. Due to space limitations, we request that only one guest accompany you to the special meeting.

By Order of the Board of Directors,

Gabriel Panayotides,
Chairman of the Board
[                    ], 2007

PROXY STATEMENT FOR SPECIAL MEETING OF
SHAREHOLDERS OF OCEANAUT, INC.
TO BE HELD ON [                                                ], 2007

[                                    ], 2007

DEFINITIONS USED FOR EASE OF REFERENCE

Unless otherwise stated, references to the following terms shall have the following meaning:

‘‘Common stock’’ means common stock, par value $.0001 per share of Oceanaut, and ‘‘shares’’ mean shares of common stock.

‘‘Conversion right’’ means the right, available under our amended and restated articles of incorporation, to a public shareholder who affirmatively votes against the vessel acquisition proposal, to convert each of his shares into cash in an amount equal to the conversion price per share, and ‘‘conversion price per share’’ means an amount equal to a portion (pro rated based on the number of public shares outstanding) of the amount held in the trust account, including deferred underwriting discounts and commissions deposited and interest earned on amounts held in the trust account (net of taxes payable on such interest), calculated as of the close of business on the second business day prior to the consummation of the vessel acquisition, which conversion will be effected only if the vessel acquisition is approved as described in this proxy statement and consummated.

‘‘Debt financing’’ means the debt financing to be obtained by Oceanaut in the minimum and maximum principal amounts of approximately $471.5 and $516.5 million, respectively, depending upon how many shareholders exercise their conversion rights.

‘‘Dollars’’ mean United States dollars.

‘‘Founding shareholders’’ mean persons and entities that held shares immediately prior to our initial public offering (and their family members and companies, partnerships, trusts and other entities established by them for estate and tax planning purposes) and pre-offering private placement.

‘‘Founding shares’’ mean shares acquired by founding shareholders prior to our initial public offering (and excluding shares included in the units acquired by them in such offering) and pre-offering private placement.

‘‘Founding warrants’’ means the warrants issued to the founding shareholders in connection with their purchase of their initial shares purchased from us for $25,000 on May 9, 2006.

‘‘Excel’’ or ‘‘corporate shareholder’’ means Excel Maritime Carriers Ltd. (NYSE: EXM), a Liberian corporation, which owns 3,515,625 shares of our common stock.

‘‘Insider units’’ means the 1,125,000 units purchased by Excel in the pre-offering private placement.

‘‘Insider warrants’’ refers to 2,000,000 warrants to purchase an aggregate of 2,000,000 shares of our common stock purchased by Excel in the pre-offering private placement.

‘‘Investment’’ or ‘‘private placement’’ means the several purchases by each of the Investors, of an aggregate of 10,312,500 shares of Oceanaut’s common stock, at a per share purchase price of $8.00, for the aggregate purchase price of $82,500,000, pursuant to the terms and conditions of the Investment Agreement and related agreements.

‘‘Investor’’ or ‘‘Investors’’ means United Capital Investments Corp., Atrion Shipholding S.A., Plaza Shipholding Corp. and Comet Shipholding, Inc., individually or collectively.

‘‘Pre-offering private placement’’ means the purchase by Excel, in a private placement consummated prior to our initial public offering, of the insider units and insider warrants.

‘‘Public shareholders’’ mean persons (other than founding shareholders with respect to voting on the vessel acquisition proposal) who acquired shares included in the units sold in our initial public offering, whether in such offering or in the open market after such offering.

‘‘Public shares’’ mean shares included in the units sold in our initial public offering, whether the holder thereof acquired such shares in such offering or in the open market after such offering.

‘‘Seller’’ or ‘‘Sellers’’ means Cape Ann Marine Inc., a British Virgin Islands company; Cape Breton Marine Inc., a British Virgin Islands company; Ikeston Star Shipping Inc., a British Virgin Islands company; Pavey Services Ltd., a British Virgin Islands company; Shoreline Universal Limited, a

i

British Virgin Islands company; Spelman International Corp., a British Virgin Islands company; Kalistos Maritime S.A., a Marshall Islands corporation; Kalithea Maritime S.A., a Marshall Islands corporation; and Karyatides Maritime S.A., a Marshall Islands corporation.

‘‘Trust account’’ means the trust account maintained at JPMorgan Chase Bank, N.A. by Continental Stock Transfer & Trust Company, as trustee, in which $153,600,000 of the proceeds of our initial public offering (or $7.93 per unit sold, including the deferred underwriters’ discount and commissions of $4,500,000) were deposited and will be held (except for that portion of the interest income earned thereon that is disbursed to us (i) in an amount of up to $2,000,000 for working capital purposes, and (ii) to enable us to pay income taxes on such interest income) until the earlier of the consummation of our initial business combination within the time period and on the terms described in our amended and restated articles of incorporation or, if we fail to consummate such a combination, our dissolution and liquidation as required by our amended and restated articles of incorporation.

‘‘Vessel acquisition’’ or ‘‘acquisition’’ means the proposed acquisition of nine dry bulk carriers under the terms and conditions of the Master Agreement and the several MOAs, each dated as of October 12, 2007.

‘‘We,’’ ‘‘us,’’ ‘‘our’’ or ‘‘Oceanaut’’ means Oceanaut, Inc.

ii

INTRODUCTION

After careful consideration, the board of directors of Oceanaut has unanimously approved each of proposals 1, 2 and 3. If the vessel acquisition is completed and you vote your shares for the vessel acquisition proposal, you will continue to hold the Oceanaut securities that you currently own. If the vessel acquisition is completed but you have voted your shares against the vessel acquisition proposal and have properly exercised your conversion rights, your Oceanaut shares will be cancelled and you will receive cash equal to the conversion price per share, which amount as of October 22, 2007 was equal to approximately $8.10 per share.

Oceanaut’s common stock, warrants and units are currently listed on the American Stock Exchange under the symbols OKN, OKN.WS and OKN.U, respectively.

We believe that, generally, for U.S. federal income tax purposes, the proposals will have no direct tax effect on shareholders of Oceanaut. However, if you vote against the acquisition proposal and properly convert your shares of Oceanaut common stock into cash at the conversion price per share, there may be certain tax consequences, such as realizing a gain or loss on your investment in Oceanaut’s securities. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

This proxy statement provides you with detailed information about the proposals, the transactions contemplated thereby and the special meeting of shareholders. We encourage you to read carefully this entire document and the documents incorporated by reference, including the Master Agreement, the MOAs, the Investment Agreement, the Registration Rights Agreement, the Voting Agreement, the Commercial Management Agreement and the Technical Management Agreement attached as annexes hereto. YOU SHOULD ALSO CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 24.

Proposal 1 will be approved if: (a) a majority of the shares of Oceanaut’s common stock issued in its initial public offering and outstanding as of the record date that are present or represented at the meeting vote in favor of the vessel acquisition proposal; and (b) no more than approximately 29.99% of the public shares (or 5,624,999 shares of common stock) both vote against the vessel acquisition proposal and properly exercise their conversion rights.

Proposal 2 will be approved if a majority of the shares of Oceanaut’s common stock issued and outstanding as of the record date that are present or represented at the meeting vote in favor of the investment proposal.

Proposal 3 will be approved if (a) a majority of the shares of Oceanaut’s common stock issued and outstanding as of the record date vote in favor of the amendment proposal.

Each of Proposals 1, 2 and 3 is conditioned upon the approval of the other and, in the event one of those proposals does not receive the necessary vote to approve such proposal, then Oceanaut will not complete any of the transactions identified in any of the proposals.

You are also being asked to vote for the adoption and approval of a proposal to allow Oceanaut to adjourn the special meeting in the event that Oceanaut has not received the requisite shareholder vote to approve Proposal 1, 2 or 3. Notice of any adjournment may be sent to each Oceanaut shareholder by mail, facsimile or other electronic means of communication. In the event the special meeting is adjourned, Oceanaut’s board of directors may fix a new record date for the adjourned special meeting, in which case, a notice of the adjourned special meeting will be given to each Oceanaut shareholder of record on the new record date. If you transfer your shares of Oceanaut common stock prior to such new record date, then you may not be entitled to vote on the proposals. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Oceanaut shareholders who have already sent in their proxies to revoke them at any time before they are voted at the adjourned special meeting.

Your board of directors unanimously approved the proposals and the transactions contemplated thereby and unanimously recommends that you vote or instruct your vote to be cast (i) ‘‘FOR’’ the vessel acquisition proposal, (ii) ‘‘FOR’’ the investment proposal and (iii) ‘‘FOR’’ the amendment proposal.

This proxy statement may incorporate important business and financial information about Oceanaut that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. The request should be sent to:

Christopher J. Georgakis
Oceanaut, Inc.
17th Km National Road Athens-Lamia & Finikos Street
145 64 Nea Kifisia
Athens, Greece
011 30-210-620-9520

To obtain timely delivery of requested information, security holders must request the information no later than five days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is [                    ], 2007.

We are soliciting the proxy represented by the enclosed proxy card on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing our proxy materials, our officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and nominees to forward proxy materials to the beneficial owners of our common stock. We have retained the proxy-soliciting firm of Morrow & Co. to assist in the solicitation of proxies and provide related advice and informational support. If you have any questions or need assistance in voting your shares, please contact Morrow & Co. toll free at [(800) 607-0088]; banks and brokers may call [(800) 662-5200].

THIS PROXY STATEMENT IS DATED [                    ], 2007, AND IS FIRST BEING MAILED TO OCEANAUT SHAREHOLDERS ON OR ABOUT [                    ], 2007.

ANNEXES

Annex A	Master Agreement dated as of October 12, 2007.
Annex B	Memorandum of Agreement relating to Hull No. S1024 dated October 12, 2007 between Oceanaut, Inc., as buyer, and Cape Ann Marine Inc., as seller.
Annex C	Memorandum of Agreement relating to Hull No. S1025 dated October 12, 2007 between Oceanaut, Inc., as buyer, and Cape Breton Marine Inc., as seller.
Annex D	Memorandum of Agreement relating to the BREMEN MAX dated October 12, 2007 between Oceanaut, Inc., as buyer, and Pavey Services Ltd., as seller.
Annex E	Memorandum of Agreement relating to the HAMBURG MAX dated October 12, 2007 between Oceanaut, Inc., as buyer, and Shoreline Universal Limited, as seller.
Annex F	Memorandum of Agreement relating to the MIDDEN MAX dated October 12, 2007 between Oceanaut, Inc., as buyer, and Spelman International Corp., as seller.
Annex G	Memorandum of Agreement relating to Hull No. KA215 dated October 12, 2007 between Oceanaut, Inc., as buyer, and Kalistos Maritime S.A., as seller.
Annex H	Memorandum of Agreement relating to Hull No. KA216 dated October 12, 2007 between Oceanaut, Inc., as buyer, and Kalithea Maritime S.A., as seller.
Annex I	Memorandum of Agreement relating to Hull No. KA217 dated October 12, 2007 between Oceanaut, Inc., as buyer, and Karyatides Maritime S.A., as seller.
Annex J	Memorandum of Agreement relating to the BERGEN MAX dated October 12, 2007 between Oceanaut, Inc., as buyer, and Ikeston Star Shipping Inc., as seller.
Annex K	Fairness Opinion of Ladenburg Thalmann & Co. Inc.
Annex L	Investment Agreement dated as of October 12, 2007.
Annex M	Form of Registration Rights Agreement.
Annex N	Form of Voting Agreement.
Annex O	Commercial Management Agreement dated October 12, 2007.
Annex P	Technical Management Agreement dated October 12, 2007.
Annex Q	Amended and Restated Articles of Incorporation.

SUMMARY OF THE MATERIAL TERMS OF THE BUSINESS COMBINATION

•	Oceanaut is a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, vessel acquisition, stock purchase or other similar business combination, vessels or one or more operating businesses in the shipping industry. Its principal executive offices are located in Athens, Greece. See the section entitled, ‘‘Information About Oceanaut.’’

•	Pursuant to the terms and conditions of the Master Agreement and the several MOAs, each dated as of October 12, 2007, by and among Oceanaut and the several Sellers, Oceanaut will acquire nine dry bulk carriers. Each vessel will then be commercially managed by Safbulk Pty Ltd., an affiliate of the Sellers and Investors, and technically managed by Maryville Maritime Inc., a wholly-owned subsidiary of Excel Maritime Carriers Ltd. In addition, seven of the nine vessels will be on time charters to South African Marine Corporation S.A., an affiliate of the Sellers and Investors. See the section entitled, ‘‘Proposal 1 – The Vessel Acquisition Proposal.’’

•	To fund the vessel acquisition and related fees and expenses, Oceanaut will use substantially all of the funds from the trust account proceeds of the private placement to the Investors and up to a maximum of $516.5 million from the debt financing, assuming that the maximum number of public shareholders exercise their conversion rights. See the section entitled, ‘‘The Vessel Acquisition Proposal – Acquisition Debt Financing.’’

•	Pursuant to the terms and conditions of the Investment Agreement, we will issue to the Investors, on a pro rata basis, 10,312,500 shares of our common stock at a purchase price of $8.00 per share in a private placement financing for the purpose of raising gross proceeds of $82,500,000, substantially all of which will be used as a portion of the consideration required for the vessel acquisition, as well as for working capital and expansion capital. Each of the vessel acquisition and the investment is a condition to the closing of such other transaction. After the private placement, the Investors, on the one hand, and Excel and its affiliates, on the other, will own approximately 29.6% and 16.7%, respectively, of the issued and outstanding shares of our common stock.

•	Pursuant to the Voting Agreement, after the initial closing date, Oceanaut’s board of directors shall consist of five persons. For so long as (i) any of the Investors in the private placement or any combination of those Investors are beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut and (ii) Excel and certain of its affiliates are the beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut, then (i) the Investors in the private placement shall have the right, collectively, to appoint to the board of directors a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange, (ii) Excel shall have the right to appoint to the board of directors a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange and (iii) a Class A director, who shall qualify as a third independent director to serve on the board of directors, shall be appointed jointly by the Investors in the private placement and Excel. If the beneficial or record ownership of either the Investors in the private placement, collectively, or Excel and certain of its affiliates, collectively, falls below 10% but is more than 5% of the issued and outstanding capital stock of Oceanaut, then the investors in the private placement or Excel, as the case may be, shall have the right to appoint to the board of directors only a Class B or Class C director (whichever of their term expires first). Any vacancies on the board of directors not subject to designation by either the Investors in the private placement or Excel shall be filled in accordance with Oceanaut’s bylaws and applicable law. Any vacancies on the board of directors not subject to designation by either the Investors in the private placement or Excel shall be filled in accordance with Oceanaut’s bylaws and applicable law. The Voting Agreement shall terminate (i) upon the written consent of Excel and a majority-in-interest of the Investors; (ii) if none of the Investors continues to own, individually or in the aggregate, at least 5% of the issued and outstanding shares of common stock of Oceanaut; (iii) if Excel and its affiliates collectively cease to own at least 5% of the issued and outstanding shares of common stock of Oceanaut; or (iv) 60 days after notice of termination is given by Excel to the investors, on the one hand, or a majority-in-interest of the Investors to Excel, on the other hand, provided that the termination date in such notice is no earlier than four (4) years from the date of the Voting Agreement.

•	As of the initial closing date, the parties have agreed that [ ] will be President and Chief Executive Officer and [ ] will be Chief Financial Officer of Oceanaut. From and after the initial closing, the management of Oceanaut will be appointed by its board of directors. See the section entitled, ‘‘Directors and Management Following the Vessel Acquisition.’’

•	The vessel acquisition will be approved if: (a) a majority of the shares of Oceanaut’s common stock issued in its initial public offering and outstanding as of the record date that are present or represented at the meeting vote in favor of the vessel acquisition proposal; and (b) no more than approximately 29.99% of the public shares (or 5,624,999 shares of common stock) both vote against the vessel acquisition proposal and properly exercise their conversion rights. See the section entitled, ‘‘The Vessel Acquisition Proposal – Required Vote.’’

•	Pursuant to the Master Agreement and the several MOAs, the initial closing will take place on or before March 15, 2008 (or, if any Seller opts to extend the date of the initial closing, on or before March 30, 2008), after all other conditions to the initial closing have been satisfied, as described below under ‘‘The Acquisition Agreements – Conditions to Closing of the Vessel Acquisition,’’ unless Oceanaut and the Sellers agree to another time. In addition, subsequent closings will take place upon delivery of the vessels that have not been delivered at the initial closing.

•	The Master Agreement and the MOAs shall automatically terminate if the initial closing has not occurred by March 15, 2008, unless any Seller opts to extend the date of the initial closing, in which case such date shall be extended to March 30, 2008, or such later date as the Investors may from time to time specify in writing to Oceanaut.

qUESTIONS AND ANSWERS ABOUT THE PROPOSALS

What is being voted on?

There are three proposals on which you are being asked to vote.

The first proposal is to approve the acquisition of nine dry bulk vessels under the terms of the Master Agreement and the nine MOAs, each dated as of October 12, 2007, by and among Oceanaut and the various Sellers. We refer to this proposal as the vessel acquisition proposal, or Proposal 1. Pursuant to the terms and conditions of the Master Agreement and the MOAs, Oceanaut will acquire the vessels to be delivered at the initial closing and the vessels to be delivered at a subsequent closing from the Sellers for an aggregate purchase price of $700 million in cash.

The second proposal is to approve, as required by the shareholder approval rules of the American Stock Exchange (AMEX) Company Guide, the issuance of 10,312,500 shares of common stock at a purchase price of $8.00 per share in a private placement financing for the purposes of raising gross proceeds of $82,500,000, substantially all of which will be used by us as a portion of the consideration required for the vessel acquisition and to provide working capital and expansion capital for Oceanaut. We refer to this proposal as the investment proposal, or Proposal 2.

The third proposal is to approve the following amendments to Oceanaut’s amended and restated articles of incorporation: (1) ‘‘Article THIRD’’ would be amended by deleting the proviso at the end of the second sentence of ‘‘Article THIRD,’’ which deals with the dissolution and liquidation of Oceanaut in the event that Oceanaut does not consummate a business combination within the required time period, (2) ‘‘Article THIRD’’ would be further amended by deleting the third sentence of ‘‘Article THIRD,’’ which contains the requirement that all amendments to ‘‘Article THIRD’’ be approved by all of Oceanaut’s public shareholders, (3) ‘‘Article FIFTH’’ would be amended so that the text of the first paragraph and paragraphs A, B, C, D, E and G of ‘‘Article FIFTH’’ would be deleted in their entirety and paragraph F of ‘‘Article FIFTH’’ would be revised to remove the ‘‘F’’ designation from the beginning of the paragraph and (4) the number designations of the remaining articles would be adjusted accordingly. We refer to this proposal as the amendment proposal, or Proposal 3.

You are also being asked to vote for the adoption and approval of a proposal to allow Oceanaut to adjourn the special meeting in the event that Oceanaut has not received the requisite shareholder vote to approve Proposal 1, Proposal 2 or Proposal 3.

Why is Oceanaut proposing the vessel acquisition, private placement and the amendments to the amended and restated articles of incorporation?

Oceanaut is a blank check company formed specifically for the purpose of acquiring, through a merger, capital stock exchange, vessel acquisition, stock purchase or other similar business combination, vessels or one or more operating businesses in the shipping industry, whose fair market value is equal to at least 80% of the net assets of Oceanaut. Oceanaut believes that the dry bulk sector of the shipping industry currently provides the most attractive opportunities for a business combination, and that the Sellers and Investors are reputable vessel owners and operators in this highly fragmented sector. Management believes that the fleet of vessels to be purchased is well-diversified in terms of age, size and type of vessel, and the time charters in respect of the vessels that will commence upon delivery of the vessels to us are at attractive rates and will provide us with stable cash flow. Finally, because the Investors (which are parties related to the Sellers), through their affiliates, will commercially manage the vessels and will have become significant shareholders in Oceanaut after the private placement, they will have a vested interest in the performance of the fleet and Oceanaut as a whole. If the vessel acquisition and private placement have been approved, then we will need to amend the provisions of Oceanaut’s amended and restated articles of incorporation that will no longer be applicable as a result of the consummation of our business combination.

Does Oceanaut’s board of directors recommend voting for the proposals?

Yes. After careful consideration, Oceanaut’s board of directors has determined that the vessel acquisition, private placement and amendments to the amended and restated articles of incorporation are in the best interests of Oceanaut and its shareholders and that each of the vessel acquisition and proposed investment are fair, from a financial point of view, to its shareholders. The board unanimously recommends that Oceanaut shareholders vote (i) ‘‘FOR’’ the vessel acquisition proposal, (ii) ‘‘FOR’’ the investment proposal and (iii) ‘‘FOR’’ the amendment proposal. The members of the board have interests in the acquisition that are different from, or in addition to, your interests as a shareholder. For a description of such interests, please see the section entitled, ‘‘Proposal 1 – The Vessel Acquisition Proposal – Interests of Oceanaut’s Directors and Officers in the Acquisition.’’

Did the directors of Oceanaut make a determination as to the value of the vessels?

Yes. Oceanaut’s board of directors valued the vessels in reliance on valuation reports generated by two independent and internationally-recognized ship appraisers, Associated Shipbroking S.A.M. and Barry Rogliano Salles.

Oceanaut’s directors determined that the acquisition was fair, from a financial point of view, to its shareholders and that the fair market value of the vessels is in excess of 80% of Oceanaut’s net assets of $151,666,776 (excluding deferred underwriting discounts and commissions held in the trust account in the amount of $4.5 million) at the time of the execution of the definitive agreements for the acquisition.

For a discussion of the factors the board considered in making this determination, see the section entitled, ‘‘Proposal 1 – The Vessel Acquisition Proposal – Oceanaut’s Reasons for the Acquisition and Recommendation of the Oceanaut Board.’’

What vote is required in order to approve the vessel acquisition proposal?

The acquisition will be approved if: (a) a majority of the shares of Oceanaut’s common stock issued in its initial public offering and outstanding as of the record date that are present or represented at the meeting vote in favor of the vessel acquisition proposal; and (b) no more than approximately 29.99% of the public shares (or 5,624,999 shares of common stock) both vote against the vessel acquisition proposal and properly exercise their conversion rights.

Each shareholder has the right to vote against the vessel acquisition proposal and, at the same time, demand that Oceanaut convert such shareholder’s shares into cash at the conversion price per share, which amount as of October 22, 2007 was equal to $8.10 per share.

If the acquisition is not completed, then your shares will not be converted at this time, even if you so demanded. Oceanaut’s founding shareholders, including all of its directors and officers and their affiliates and related parties who purchased shares of common stock prior to or in Oceanaut’s initial public offering, presently own an aggregate of approximately 23.7% of Oceanaut’s outstanding shares of common stock. All of these shareholders have agreed to vote: (i) all of the shares of common stock they acquired prior to the private placement in the same way as the majority of the shares of common stock voted by the public shareholders with respect to the vessel acquisition proposal and (ii) all of the shares of common stock acquired by them in the private placement and any shares of Oceanaut common stock they may acquire in the future in favor of the vessel acquisition proposal.

What vote is required in order to approve the investment proposal?

The approval of the issuance of the shares of common stock in the private placement, which is required by the AMEX Company Guide, will require the affirmative vote of a majority of the shares of Oceanaut’s common stock issued and outstanding as of the record date that are present or represented at the meeting.

What vote is required in order to approve the amendment proposal?

The approval of the amendments to the amended and restated articles of incorporation will require the affirmative vote of a majority of the shares of Oceanaut’s common stock issued and outstanding as of the record date.

How do I vote?

As all of our public shares are held in ‘‘street name,’’ which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or by obtaining a proxy from the record holder authorizing you to vote your shares, attending the special meeting in person and voting your shares by submitting a ballot at the meeting.

What will happen if I abstain from voting or fail to vote?

An abstention, since it is not an affirmative vote in favor of a respective proposal but adds to the number of shares present in person or by proxy, (i) will have the same effect as a vote against the vessel acquisition proposal but will not have the effect of converting your shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Oceanaut’s initial public offering are held, unless an affirmative election voting against the vessel acquisition proposal is made and an affirmative election to convert such shares of common stock is made on the proxy card, (ii) will have the same effect as a vote against the investment proposal and (iii) will be treated as a vote against the amendment proposal.

A failure to vote will have no impact upon the approval of the matters referred to in (i) and (ii) above, but, as the amendment proposal requires a majority of all outstanding shares of common stock, it will have the effect of a vote against such proposal. Failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account.

What do I do if I want to change my vote or revoke my proxy?

You may change your vote by ensuring the bank, broker, or other nominee who is the record owner of your shares sends a later-dated, signed proxy card to Christopher J. Georgakis at Oceanaut, but such later-dated proxy must be received by Oceanaut no later than 5:00 P.M., New York City time, on [                        ], 2007 (the business day prior to the date of the special meeting of Oceanaut shareholders).

You also may revoke your proxy by ensuring your bank, broker or nominee sends a notice of revocation to Christopher J. Georgakis at Oceanaut, but such revocation must be received by Oceanaut no later than 5:00 P.M., New York City time, on [                        ], 2007 (the business day prior to the date of the special meeting of Oceanaut shareholders). You may also change your vote or revoke your proxy by obtaining a proxy from the record holder of your shares authorizing you to vote your shares or revoke your proxy, attending the special meeting in person, requesting a ballot and voting at the special meeting or requesting return of your proxy, as applicable.

Will I receive anything in the vessel acquisition?

If you vote your shares for the vessel acquisition proposal and the acquisition is completed, you will continue to hold the Oceanaut securities that you currently own. If the acquisition is completed but you have voted your shares against the vessel acquisition proposal and have properly exercised your conversion rights, your Oceanaut shares will be cancelled and you will receive cash at the conversion price per share, which, as of October 22, 2007, was equal to $8.10 per share.

How is Oceanaut paying for the acquisition?

The estimated sources and uses of funds necessary to consummate the acquisition are set forth in the following table:

Sources of Funds	Dollars (in Millions)		Uses of Funds	Dollars (in Millions)
Debt Financing(a)		$471,500,000	Vessel acquisition; Working Capital(c)	$	[ ]
Private Placement(b)		82,500,000	Vessel acquisition; Working Capital(c)		[ ]
Oceanaut cash on hand		[ ]	Vessel acquisition; Working Capital(c)		[ ]
Funds from trust account(d)		[ ]	Vessel acquisition; Working Capital(c)		[ ]
Total sources	$	[ ]	Total uses	$	[ ]

(a)	See footnote (d) below.
(b)	Represents the total proceeds received by us from the issuance of 10,312,500 shares of common stock at $8.00 per share (based on the price of Oceanaut’s common stock on September 28, 2007, when the terms of the original letter of intent were modified through negotiations by the parties) in a private placement financing for the purpose of raising gross proceeds of $82,500,000.
(c)	Represents estimated fees and expenses incurred and to be incurred in connection with the acquisition, including deferred financing costs of approximately $[ ] million, related legal fees of approximately $[ ] million and other required appraisals, ratings processes, printing and administrative costs totaling approximately $[ ] million.
(d)	Represents the estimated amount of cash to be released from the trust account to us, assuming that no public shareholders properly exercise their conversion rights. To the extent that less cash is released from the trust account to us, for example, because public shareholders holding 5,624,999 public shares (approximately 29.99% of the public shares included in the units sold in our initial public offering) vote against the vessel acquisition proposal and properly exercise their conversion rights, the maximum amount available under the debt financing would be $516,500,000.

Did any of Oceanaut’s officers or directors purchase securities in or after its initial public offering?

None of Oceanaut’s officers or directors purchased securities in or after its initial public offering.

What are my conversion rights in connection with the acquisition?

You have the right to vote against the vessel acquisition proposal and demand that Oceanaut convert all (and not less than all) of your public shares into cash at the conversion price per share. See ‘‘The Oceanaut Special Meeting – Conversion Rights.’’

How do I exercise my conversion rights?

If you wish to exercise your conversion rights, you must vote against the vessel acquisition proposal and, prior or contemporaneously with your vote against the vessel acquisition proposal, affirmatively demand that Oceanaut convert all (and not less than all) of your shares. Any action that does not include a vote against the vessel acquisition proposal will prevent you from exercising your conversion rights. If, notwithstanding your vote, the acquisition is completed, then you will be entitled to receive cash at the conversion price per share. As of October 22, 2007, the conversion price per share was approximately $8.10. If you exercise your conversion rights, then you will be irrevocably exchanging your shares of common stock for cash and will no longer own those shares of common stock. You may only demand that Oceanaut convert your shares by checking the box on the proxy card and, at the same time, ensuring your bank or broker complies with the requirements identified below. You will only be entitled to receive cash for those shares if you continue to own those shares through the initial closing date of the vessel acquisition. If the vessel acquisition is not completed, then your shares will not be converted at this time, even if you so demanded. See the section entitled, ‘‘The Oceanaut Special Meeting – Conversion Procedures.’’

What additional conversion procedures are required if my shares are held in ‘‘street name’’?

All of our public shares are held in ‘‘street name.’’ Accordingly, your bank or broker must, by 5:00 P.M., New York City time, on [                        ], 2007, the business day prior to the special meeting, electronically transfer your shares to the DTC account of Continental Stock Transfer & Trust

Company, our stock transfer agent, and provide Continental Stock Transfer & Trust Company with the necessary stock powers, written instructions that you want to convert your shares and a written certificate addressed to Continental Stock Transfer & Trust Company stating that you were the owner of such shares as of the record date, you have owned such shares since the record date and you will continue to own such shares through the initial closing of the vessel acquisition. If your bank or broker does not provide each of these documents to Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY 10004, attn: [                ], tel. [                        ], fax [                    ] by 5:00 p.m., New York City time, on [                    ], 2007, the business day prior to the special meeting, your shares will not be converted.

If you demand conversion of your shares, and later decide that you do not want to convert such shares, your bank or broker must make arrangements with Continental Stock Transfer & Trust Company, at the telephone number stated above, to withdraw the conversion. To be effective, withdrawals of shares previously submitted for conversion must be completed prior to the commencement of the special meeting.

Continental Stock Transfer & Trust Company can assist with this process. We urge shareholders who may wish to exercise their conversion rights to promptly contact the account executive at the organization holding their account to accomplish these additional procedures. If such shareholders fail to act promptly, they may be unable to timely satisfy the conversion requirements.

If I exercise my conversion rights, may I still exercise my warrants?

If you convert your shares of common stock, you will still have the right to exercise any warrants you own in accordance with their terms.

What are the U.S. federal income tax consequences of exercising my conversation rights?

Subject to the discussion of passive foreign investment companies (‘‘PFIC’’) below, if you properly exercise your conversion rights and the acquisition is completed, you will generally be required to recognize capital gain or loss upon the conversion of your shares of common stock into cash if such shares were held as a capital asset on the date of acquisition. Such gain or loss will be measured by the difference between the amount of cash you receive and your tax basis in your converted shares of common stock.

Based upon its projected income, assets and activities, Oceanaut expects that it will be treated for United States federal income tax purposes as a PFIC for the 2007 taxable year. Accordingly, special rules will apply to U.S. Holders (as defined in ‘‘Tax Considerations – Material U.S. Federal Income Tax Consequences – United States Federal Income Taxation of U.S. Holders – Passive Foreign Investment Company Status and Significant Tax Consequences’’) owning Oceanaut common stock who properly exercise their conversion rights and who do not make a QEF election (as defined in ‘‘Tax Considerations – Material U.S. Federal Income Tax Consequences – United States Federal Income Taxation of U.S. Holders – Passive Foreign Investment Company Status and Significant Tax Consequences’’) for 2007. In such case, any gain recognized on the conversion of the common stock will be treated as an ‘‘excess distribution’’ and will be taxed as ordinary income, and any loss realized will not be recognized. See the discussion in ‘‘Tax Considerations – Material U.S. Federal Income Tax Consequences – United States Federal Income Taxation of U.S. Holders – Passive Foreign Investment Company Status and Significant Tax Consequences.

What happens to the funds deposited in the trust account on consummation of the vessel acquisition?

On consummation of the vessel acquisition, any funds remaining in the trust account after payment of amounts, if any, to shareholders properly exercising their conversion rights, will be used to partially fund the acquisition. We anticipate that a maximum amount of $[        ] million (excluding deferred underwriting discounts and commissions of $4.5 million) may be available on consummation of the acquisition assuming that none of the public shareholders vote against the vessel acquisition proposal and convert their shares into cash. A minimum amount of $[        ] million (excluding

deferred underwriting discounts and commissions of $1.35 million) would be available on consummation of the acquisition assuming that public shareholders owning 5,624,999 shares, the maximum number of shares that can be converted, both vote against the vessel acquisition proposal and convert their shares into cash at the conversion price per share.

Who will manage Oceanaut upon completion of the vessel acquisition?

Pursuant to the Voting Agreement, after the initial closing date, Oceanaut’s board of directors shall consist of five persons. For so long as (i) any of the Investors in the private placement or any combination of those Investors are beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut and (ii) Excel and certain of its affiliates are the beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut, then (i) the Investors in the private placement shall have the right, collectively, to appoint to the board of directors a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange, (ii) Excel shall have the right to appoint to the board of directors a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange and (iii) a Class A director, who shall qualify as a third independent director to serve on the board of directors, shall be appointed jointly by the Investors in the private placement and Excel. If the beneficial or record ownership of either the Investors in the private placement, collectively, or Excel and certain of its affiliates, collectively, falls below 10% but is more than 5% of the issued and outstanding capital stock of Oceanaut, then the investors in the private placement or Excel, as the case may be, shall have the right to appoint to the board of directors only a Class B or Class C director (whichever of their term expires first). Any vacancies on the board of directors not subject to designation by either the Investors in the private placement or Excel shall be filled in accordance with Oceanaut’s bylaws and applicable law. In addition, the parties have agreed that, as of the initial closing date, [                        ] will be President and Chief Executive Officer and [                        ] will be Chief Financial Officer. From and after the initial closing date, the company’s board of directors shall choose members of the company’s management.

What happens if the vessel acquisition is not consummated?

If the vessel acquisition is not consummated, the contemplated private placement will not be completed, Oceanaut’s amended and restated articles of incorporation will not be amended and Oceanaut will continue to search for a target business to acquire. However, Oceanaut will be liquidated if (i) it does not consummate a business combination by September 6, 2008 or, (ii) if a letter of intent, agreement in principle or definitive agreement is executed, but not consummated, by September 6, 2008, then by March 6, 2009. If a liquidation were to occur by approximately [                        ], 2008, Oceanaut estimates that approximately $[                        ] million in interest would accrue on the amounts that are held in trust through such date, which would yield a trust balance of approximately $[                ] million, or $[            ] per share. This amount, less any liabilities not indemnified by certain members of Oceanaut’s board and not waived by the creditors, would be distributed to the holders of the 18,750,000 shares of common stock purchased in Oceanaut’s initial public offering.

Separately, Oceanaut estimates that the dissolution process would cost approximately $75,000 and that Oceanaut would be indemnified for such costs by Excel. In the event that Excel is unable to satisfy its indemnification obligation or in the event that there are subsequent claims such as subsequent non-vendor claims for which Excel has no indemnification obligation, the amount ultimately distributed to shareholders may be reduced even further. However, Oceanaut currently has no basis to believe there will be any such liabilities or to provide an estimate of any such liabilities. See the section entitled ‘‘Risk Factors’’ for a further discussion with respect to amounts payable from the trust account.

When do you expect the vessel acquisition to be completed?

It is currently anticipated, pursuant to the Master Agreement and the several MOAs, that the initial closing will take place on or before March 15, 2008 (or, if any Seller opts to extend the date of the initial closing for up to 15 days, on or before March 30, 2008), and after all other conditions to the initial closing have been satisfied, as described under ‘‘The Master Agreement – Conditions to Closing of the Vessel Acquisition,’’ unless the Investors agree to another time. In addition, subsequent closings will take place upon delivery of the vessels that have not been delivered at the initial closing. The Master Agreement and the MOAs shall automatically terminate if the initial closing has not occurred by March 15, 2008, unless any Seller opts to extend the date of the initial closing in accordance with the terms of the Master Agreement., in which case such date will be a date no later than March 30, 2008, or such later date as the Investors may from time to time specify in writing to Oceanaut.

What is the anticipated dividend policy of Oceanaut?

We expect to declare quarterly distributions to shareholders in amounts determined by our board of directors from time to time. We may be required to set aside reserves for vessel acquisitions, scheduled drydockings, intermediate and special surveys and other liabilities that would reduce or eliminate the cash available for distribution as dividends. Our declaration and payment of any dividend is subject to the discretion of our board of directors. The timing and amount of dividend payments will be dependent upon our earnings, financial condition, cash requirements and availability, fleet renewal and expansion, restrictions in our loan agreements, the privisions of Marshall Islands law affecting the payment of dividends to shareholders and other factors. Our board of directors may review and amend our dividend policy from time to time in light of our plans for future growth and other factors.

Who can help answer my questions?

If you have questions about the proposals or the special meeting, you may write or call Oceanaut, Inc. at 17th Km National Road Athens-Lamia & Finikos Street, 145 64 Nea Kifisia, Athens, Greece, telephone +30-210-620-9520, Attention: Christopher J. Georgakis.

summary of the proxy statement

This summary is being provided to discuss the material items with respect to the proposals, which is described in detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers. See the section entitled, ‘‘Where You Can Find More Information.’’

The Company

Oceanaut is a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, vessel acquisition, stock purchase or other similar business combination, vessels or one or more operating businesses in the shipping industry.

The principal executive office of Oceanaut is located at 17th Km National Road Athens-Lamia & Finikos Street, 145 64 Nea Kifisia, Athens, Greece, telephone +30-210-620-9520.

The Sellers

Each of the Sellers is a single vessel-owning entity, a customary form of vessel ownership in the shipping industry, that is controlled by members of the Athens-based Restis family. The Sellers are: Cape Ann Marine Inc., a British Virgin Islands company; Cape Breton Marine Inc., a British Virgin Islands company; Ikeston Star Shipping Inc., a British Virgin Islands company; Pavey Services Ltd., a British Virgin Islands company; Shoreline Universal Limited, a British Virgin Islands company; Spelman International Corp., a British Virgin Islands company; Kalistos Maritime S.A., a Marshall Islands corporation; Kalithea Maritime S.A., a Marshall Islands corporation; and Karyatides Maritime S.A., a Marshall Islands corporation.

The Restis family has been engaged in the international shipping industry for more than forty years, including the ownership and operation of more than sixty vessels in various segments of the shipping industry, including cargo and chartering interests. We believe that the separate businesses controlled by members of the Restis family, when taken together, comprise one of the largest independent Greek-based shipowning and management groups in the drybulk sector of the shipping industry. Through our separate agreements with affiliates of the Restis family in respect of the management of our vessels and the chartering of seven of the nine vessels in our initial fleet upon their delivery to us, we expect to benefit from their extensive industry experience and established relationships.

The Vessel Acquisition Proposal

Oceanaut is proposing to purchase nine dry bulk carriers pursuant to the Master Agreement and nine separate MOAs from the Sellers for an aggregate purchase price of $700 million in cash. See the section entitled ‘‘The Acquisition Agreement – Acquisition Consideration; Funding.’’

Oceanaut plans to complete the acquisition on or before March 15, 2008 (or, if any Seller opts to extend the date of the initial closing, on or before March 30, 2008), provided that:

•	Oceanaut’s shareholders have approved the vessel acquisition proposal, investment proposal and amendment proposal;

•	public shareholders owning no more than approximately 29.99% of the Oceanaut public shares, or 5,624,999 shares of common stock, vote against the vessel acquisition proposal and properly exercise their conversion rights; and

•	the other conditions specified in the Master Agreement and the MOAs have been satisfied or waived.

The Master Agreement and the MOAs are included as Annex A through Annex J attached to this proxy statement. We encourage you to read the Master Agreement and the MOAs in their entirety. See the section entitled, ‘‘The Acquisition Agreements.’’

Acquisition Financing

Oceanaut intends to use the proceeds of the private placement to the Investors to fund a portion of the aggregate purchase price of the nine dry bulk carriers. Oceanaut also intends to obtain debt financing in a maximum principal amount of $516.5 million, which debt will be secured by the vessels that Oceanaut has agreed to purchase as part of the vessel acquisition. Oceanaut intends to borrow an amount sufficient to fund the balance of the cash portion of the aggregate purchase price of the vessels to be delivered at the initial closing and the vessels to be delivered at a subsequent closing to the extent that funds in the trust account are used to pay converting shareholders. Following the acquisition of the nine vessels, Oceanaut expects to have working capital of approximately $[            ] million. Any excess funds that may still be available under any credit facility will be used for additional vessel acquisitions and to provide working capital.

Conversion Rights

Pursuant to Oceanaut’s amended and restated articles of incorporation, a public shareholder who votes against the acquisition may demand that Oceanaut convert his public shares into cash at the conversion price per share. If you properly exercise your conversion rights, then you will be irrevocably exchanging your shares of common stock for cash and will no longer own those shares of common stock. Based on the amount of cash held in the trust account as of October 22, 2007, without taking into account any interest accrued after such date, you will be entitled to convert each public share that you own into approximately $8.10. You may only demand that Oceanaut convert your shares by checking the box on the proxy card and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash for those shares if you continue to own those shares through the initial closing date of the acquisition.

If you convert your shares of common stock, you will still have the right to exercise any warrants you own in accordance with their terms.

If the acquisition is not completed, then your shares will not be converted at this time, even if you so demanded. The acquisition will not be completed if public shareholders owning more than approximately 29.99% of the public shares (or 5,624,999 shares of common stock) both vote against the vessel acquisition proposal and properly exercise their conversion rights.

The Investment Proposal

In accordance with the rules of the American Stock Exchange, Oceanaut is seeking shareholder approval in connection with the issuance of common stock in the contemplated private placement. The vessel acquisition is being financed in part by the proceeds raised by Oceanaut in connection with the private placement that is expected to result in gross proceeds to Oceanaut of $82,500,000. The private placement will result in the issuance of 10,312,500 shares of Oceanaut’s common stock at a purchase price of $8.00 per share for gross proceeds of $82,500,000. The per-share price was negotiated by Oceanaut and the Investors on September 28, 2007, when all of the parties agreed to modify the letter of intent dated August 20, 2007. Oceanaut’s legal fees and expenses for the private placement, as well as the costs and expenses for the filing of a resale registration statement, are incorporated within the total fees and expenses that Oceanaut will pay for the vessel acquisition. See the discussion on page 97 for detail on estimated transaction expenses. The private placement is undertaken pursuant to the Investment Agreement, dated as of October 12, 2007, by and among Oceanaut and the Investors, none of whom is affiliated with Oceanaut or Excel, and the Investors are receiving registration rights and entering into a voting agreement in connection with the shares of common stock they are receiving. Until such time as a resale registration statement is filed and declared effective by the Securities and Exchange Commission, the shares of common stock to be issued in the private placement will be restricted and not eligible for sale by the holders of such stock.

Each Investor has agreed to purchase the number of shares specified in the Investment Agreement. Upon consummation of the private placement, the Investors will own approximately 29.6% of Oceanaut. The Investors, all of which are controlled by individual members of the Restis family, are: United Capital Investments Corp., a Liberian corporation; Atrion Shipholding S.A., a Marshall Islands corporation; Plaza Shipholding Corp., a Marshall Islands corporation; and Comet Shipholding Inc., a Marshall Islands corporation.

The Amendment Proposal

Oceanaut is seeking shareholder approval to amend Oceanaut’s amended and restated articles of incorporation. Any amendment will not become effective unless and until the vessel acquisition is completed. The material terms of such amendments are as follows: (1) ‘‘Article THIRD’’ of Oceanaut’s articles of incorporation would be amended by deleting the proviso at the end of the second sentence of ‘‘Article THIRD,’’ which deals with the dissolution and liquidation of Oceanaut in the event that Oceanaut does not consummate a business combination within the required time period, (2) ‘‘Article THIRD’’ of Oceanaut’s articles of incorporation would be further amended by deleting the third sentence of ‘‘Article THIRD,’’ which contains the requirement that all amendments to ‘‘Article THIRD’’ be approved by all of Oceanaut’s public shareholders, (3) ‘‘Article FIFTH’’ of Oceanaut’s articles of incorporation would be amended so that the text of paragraphs A, B, C, D, E and G of ‘‘Article FIFTH’’ would be deleted in their entirety and paragraph F of ‘‘Article FIFTH’’ would be revised to remove the ‘‘F’’ designation from the beginning of the paragraph and (4) the number designations of the remaining articles would be adjusted accordingly.

Adjournment Proposal

You are also being asked to vote for the adoption and approval of a proposal to allow Oceanaut to adjourn the special meeting in the event that Oceanaut has not received the requisite shareholder vote to approve any of the vessel acquisition proposal, the investment proposal or the amendment proposal. Notice of any adjournment may be sent to each Oceanaut shareholder by mail, facsimile or other electronic means of communication. In the event the special meeting is adjourned, Oceanaut’s board of directors may fix a new record date for the adjourned special meeting, in which case, a notice of the adjourned special meeting will be given to each Oceanaut shareholder of record on the new record date. If you transfer your shares of Oceanaut common stock prior to such new record date, then you may not be entitled to vote on the proposals. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Oceanaut shareholders who have already sent in their proxies to revoke them at any time before they are voted at the adjourned special meeting.

Stock Ownership

There are 24,875,000 issued and outstanding shares of Oceanaut common stock. Excel, certain of Oceanaut’s directors and officers, and their affiliates and related parties own an aggregate of approximately 23.7% of Oceanaut’s outstanding shares, have agreed to vote all of their respective shares of common stock owned by them immediately prior to the initial public offering and the pre-offering private placement in accordance with the majority of the public shareholders with respect to the acquisition proposal and to vote any shares they acquire in the initial public offering and the aftermarket in favor of the acquisition proposal. After the private placement, the Investors, on the one hand, and Excel and its affiliates, on the other, will own approximately 29.6% and 16.7%, respectively, of the issued and outstanding shares of our common stock.

The following table sets forth information regarding the beneficial ownership of shares of common stock as of the record date, by each person known by us to own beneficially 5% or more of our outstanding common stock, each of our directors and officers, and all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership(2)		Percentage of Outstanding Common Stock
Excel Maritime Carriers Ltd.(3)	4,640,625	(8)	18.9%
Satellite Asset Management, L.P.(4)	3,399,900	(9)	13.8%
Satellite Fund Management LLC(4)	3,399,900	(9)	13.8%
Andrew Weiss(5)	3,197,900	(10)	13.0%
Fir Tree, Inc.(6)	2,100,000	(11)	8.5%
Sapling LLC(6)	1,681,680	(11)	6.7%
Satellite Overseas Fund, Ltd.(4)	1,613,270	(9)	6.6%
HBK Investments L.P.(7)	1,293,300	(12)	5.3%
Gabriel Panayotides	351,562	(13)	1.4%
Christopher Georgakis	234,375	(13)	1.0%
Eleftherios (Lefteris) A. Papatrifon	234,375	(13)	1.0%
George Agadakis	234,375	(13)	1.0%
Ismini Panayotides	117,188	(13)	*
Jesper Jarlbaeck	0		*
Kevin G. Oates	0		*
Yannis Tsamourgelis	0		*
All directors and executive officers as a group (8 individuals)	1,171,875	(13)	4.8%

*	less than one (1%) percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Excel Maritime Carriers Ltd., 17th Km National Road Athens-Lamia & Finikos Street, 145 64 Nea Kifisia, Athens, Greece.
(2)	Pursuant to the rules established under the Securities Exchange Act of 1934, as amended, the foregoing parties may be deemed to be a ‘‘group,’’ as defined in Section 13(d) of such Act, by virtue of their affiliation with Excel Maritime Carriers Ltd.
(3)	5,022,620 (or 25.6%) of A Class common shares are owned by Argon S.A. and 55,676 (or 48.44%) of B Class common shares are owned by Boston Industries S.A. Argon S.A. is holding the A class common shares pursuant to a trust in favor of Sterling Trading Co., a corporation whose sole shareholder is Ms. Ismini Panayotides, our Vice President-Project Development. Ms. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares. Boston Industries S.A. is controlled by Mrs. Mary Panayotides, the spouse of our Chairman. Mr. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares.
(4)	623 Fifth Avenue, 19th Floor, New York, New York 10022.
(5)	29 Commonwealth Ave., Boston, Massachusetts 02116.
(6)	505 Fifth Avenue, 23rd Floor, New York, New York, 10017.
(7)	300 Crescent Court, Suite 700, Dallas, Texas 75201.
(8)	These amounts do not include the shares of common stock underlying founding warrants, the insider warrants or the warrants included in the insider units.
(9)	Based on a Schedule 13G filed on April 11, 2007 with the SEC jointly by the following parties and indicating shared voting power: Satellite Fund II, L.P., Satellite Fund IV, L.P., Satellite Overseas Fund, Ltd., The Apogee Fund, Ltd., Satellite

Overseas Fund V, Ltd., Satellite Overseas Fund VI, Ltd., Satellite Overseas Fund VII, Ltd., Satellite Overseas Fund VIII, Ltd., Satellite Overseas Fund IX, Ltd., Satellite Asset Management, L.P., Satellite Fund Management LLC and Satellite Advisors, L.L.C.
(10)	Based on a Form 4 filed on August 8, 2007 with the SEC by Andrew Weiss. Shares reported herein represent shares beneficially owned by (i) a private investment partnership of which Mr. Weiss is the Managing Member of the General Partner and (ii) a private investment corporation of which Mr. Weiss is the Managing Member of the Investment Manager. Based on a Schedule 13G filed on April 27, 2007 with the SEC, Mr. Weiss beneficially owns the shares as part of a group with shared voting power that includes the following members: Andrew Weiss, Weiss Asset Management, LLC and Weiss Capital LLC.
(11)	Based on a Schedule 13G filed on March 9, 2007 with the SEC jointly by the following parties and indicating shared voting power: Sapling, LLC, Fir Tree Recovery Master Fund, L.P. and Fir Tree, Inc.
(12)	Based on a Schedule 13G filed on April 5, 2007 with the SEC jointly by the following parties and indicating shared voting power: HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P.
(13)	These amounts do not include the shares of common stock underlying the founding warrants.

Oceanaut’s Board of Directors’ Recommendation

After careful consideration, Oceanaut’s board of directors has determined unanimously that the vessel acquisition is in the best interests of Oceanaut and its shareholders and is fair, from a financial point of view, to its shareholders. See the section entitled, ‘‘Fairness Opinion.’’ Accordingly, Oceanaut’s board has unanimously approved the vessel acquisition and unanimously recommends that you vote or instruct your vote to be cast ‘‘FOR’’ the vessel acquisition proposal.

After careful consideration, Oceanaut’s board of directors has determined unanimously that the private placement is in the best interests of Oceanaut and its shareholders and is fair, from a financial point of view, to its shareholders. Accordingly, Oceanaut’s board has unanimously approved the investment proposal and unanimously recommends that you vote or instruct your vote to be cast ‘‘FOR’’ the investment proposal.

After careful consideration, Oceanaut’s board of directors has determined unanimously that the amendments to the amended and restated articles of incorporation are in the best interests of Oceanaut and its shareholders. Accordingly, Oceanaut’s board has unanimously approved the amendments to the amended and restated articles of incorporation and unanimously recommends that you vote or instruct your vote to be cast ‘‘FOR’’ the amendment proposal.

Interests of Excel, Oceanaut Directors and Officers in the Acquisition

When you consider the recommendation of Oceanaut’s board of directors that you vote in favor of the vessel acquisition proposal, you should keep in mind that certain of Oceanaut’s directors and officers have interests in the acquisition that are different from, or in addition to, your interests as a shareholder. See the section entitled, ‘‘Certain Transactions and Related Party Transactions – Conflicts of Interest.’’

Our corporate shareholder, Excel Maritime Carriers Ltd., or Excel, is a shipping company specializing in the worldwide seaborne transportation of dry bulk cargoes. Excel was incorporated under the laws of the Republic of Liberia on November 2, 1988, and its Class A common stock trades on the New York Stock Exchange under the symbol ‘‘EXM.’’ Excel and its affiliates currently own approximately 23.7% of our issued and outstanding shares of common stock, as well as owns warrants to purchase an aggregate of 2,000,000 shares of our common stock at an exercise price of $6.00 per share, which become exercisable only upon our consummation of a business combination. For more information on Excel’s ownership of our securities, see the section entitled, ‘‘Principal Shareholders.’’

Messrs. Panayotides, Georgakis, Papatrifon and Agadakis are officers of both Excel and Oceanaut. Messrs. Panayotides and Georgakis also serve as members of the board of directors of both Excel and Oceanaut. Under Marshall Islands law, each of these individuals has a fiduciary duty to us, and not to Excel or any of our other shareholders or affiliates, in acting as our officer and/or director.

These fiduciary duties include the duty of loyalty, which requires that an officer or director must exercise his or her powers in good faith in the best interests of the corporation he or she serves and not in the director’s or officer’s own interest or in the interest of another person or an organization with which the officer or director is associated. Thus, except for the significant, indirect influence as it may derive from the overlap in our management or being a principal shareholder of Oceanaut, Excel is not entitled to any input or influence with respect to our affairs.

The table below shows the unrealized profit on the shares and warrants owned by Excel, our directors and officers, based on closing prices of Oceanaut’s common stock and warrants of $8.65 and $2.33, respectively, as of October 22, 2007.

	Common Stock					Warrants
	Owned		Amount Paid(4)	Current Value(4)	Unrealized Profit(4)	Owned	Amount Paid(4)	Current Value(4)	Unrealized Profit(4)
Excel Maritime Carriers Ltd.(1)	4,640,625	(2)	$9,018,749	$40,141,406	$31,122,657	2,000,000(5)	$2,000,000	$4,660,000	$2,660,000
						2,250,000(6)	$3,150,000	$5,242,500	$2,092,500
Gabriel Panayotides	351,562	(3)	1,875	3,041,011	3,039,136	225,000(6)	315,000	524,250	209,250
Christopher Georgakis	234,375	(3)	1,250	2,027,344	2,026,094	150,000(6)	210,000	349,500	139,500
Eleftherios (Lefteris) A.Papatrifon	234,375	(3)	1,250	2,027,344	2,026,094	150,000(6)	210,000	349,500	139,500
George Agadakis	234,375	(3)	1,250	2,027,344	2,026,094	150,000(6)	210,000	349,500	139,500
Ismini Panayotides	117,188	(3)	625	1,013,676	1,013,051	75,000(6)	105,000	174,750	69,750
	5,812,500		$9,024,999	$50,278,125	$41,253,126	$5,000,000	$6,200,000	$11,650,000	5,450,000

(1)	5,022,620 (or 25.6%) of A Class common shares are owned by Argon S.A. and 55,676 (or 48.44%) of B Class common shares are owned by Boston Industries S.A. Argon S.A. is holding the A class common shares pursuant to a trust in favor of Sterling Trading Co., a corporation whose sole shareholder is Ms. Ismini Panayotides, our Vice President-Project Development. Ms. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares. Boston Industries S.A. is controlled by Mrs. Mary Panayotides, the spouse of our Chairman. Mr. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares.
(2)	These amounts do not include the shares of common stock underlying founding warrants, the insider warrants or the warrants included in the insider units.
(3)	These amounts do not include the shares of common stock underlying the founding warrants.
(4)	These amounts are rounded to the nearest tenth.
(5)	These amounts relate to the insider warrants. These amounts do not include the warrants included in the insider units.
(6)	These amounts relate to the founding warrants.

In addition, pursuant to the Voting Agreement to be entered into as a condition to the Master Agreement, after the initial closing date, for so long as Excel and certain of its affiliates are the beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut, then Excel shall have the right to appoint to the board of directors (i) a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange and (ii) jointly, with the Investors, a Class A director, who shall qualify as a third independent director. If the beneficial or record ownership of Excel and certain of its affiliates, collectively, falls below 10% but is more than 5% of the issued and outstanding capital stock of Oceanaut, then Excel shall have the right to appoint to the board of directors only a Class B or Class C director (whichever of their term expires first).

Further, because it is possible that one or more of our officers or directors may continue to serve as officers and/or on our board of directors after the consummation of our initial business combination, and such individuals may be paid fees for their services, the financial interest of such individuals may influence their motivation when determining whether a particular business combination is in our shareholders’ best interest and securing payment of such fees. Thus, they may be faced with a conflict of interest when determining whether a particular business combination is in our shareholders’ best interest. If conflicts arise, they may not necessarily be resolved in our favor.

Moreover, Oceanaut has entered into a Technical Management Agreement with Maryville Maritime Inc., or Maryville, as technical manager of all vessels to be owned by all of Oceanaut’s subsidiaries. Maryville is a wholly-owned subsidiary of, and provides technical management services to, Excel, a principal shareholder of Oceanaut. Christopher Georgakis, Gabriel Panayotides and George Agadakis are each a director and/or officer of Excel, and Mr. Agadakis is also the general manager of Maryville. Mr. Georgakis was involved in the negotiations relating to obtaining a proposal from Maryville for providing technical management services. Under the terms of the Technical Management Agreement, Maryville will perform certain duties that will include general administrative and support services necessary for the operation and employment of all vessels to be owned by all subsidiaries of Oceanaut, including, without limitation, crewing and other technical management, insurance, freight management, accounting related to vessels, provisions, bunkering, operation and, subject to Oceanaut’s instructions, sale and purchase of vessels.

Under the terms of the Technical Management Agreement, Maryville is entitled to receive a monthly fee of $17,000 per vessel, which fee may be increased annually by an amount equal to the percentage change in the CPI-U published by the United States Department of Labor from time to time. Maryville is not entitled to receive any monthly fee with respect to the vessels that are under construction until such time as each such vessel is delivered, although Maryville is entitled to reimbursement for reasonable expenses incurred in providing services in connection with such vessels.

As described in the prospectus relating to our initial public offering, prior to engaging Maryville, which is a wholly-owned subsidiary of Excel, we obtained bids for the technical management of the vessels from two unaffiliated, third parties. The third parties that provided bids to us provide technical management services to other shipping companies that are publicly-traded in the United States financial markets. These bids were considered by our board of directors, which ultimately decided to retain Maryville mainly due to its good reputation in the marketplace and its track record in managing Excel’s vessels. In addition, the fee proposed by Maryville in its bid was more favorable than the fees proposed by the unaffiliated third parties. The decision to retain Maryville was approved by Oceanaut’s board of directors, including the unanimous vote of our disinterested, ‘‘independent’’ directors, in accordance with the procedure described in our prospectus.

The Technical Management Agreement is for a term of three years, and is automatically renewable for consecutive periods of one year, unless either party is provided with three months’ written notice prior to the termination of such period.

Conditions to Closing

The Master Agreement and the MOAs set forth a number of other conditions to the obligations of each party to complete the acquisition, including the accuracy of the other party’s representations and warranties in the Master Agreement and the MOAs, the compliance by the other party with its covenants and obligations under the Master Agreement and the MOAs, the delivery of certain ancillary agreements and, for the benefit of Oceanaut, the absence of a material adverse effect with respect to the nine vessels.

Termination and Waiver

The Master Agreement and the MOAs may be terminated at any time prior to the completion of the vessel acquisition, whether before or after receipt of shareholder approval, by mutual written consent of Oceanaut and a majority of the Sellers and the Investors in the private placement. The Master Agreement and the MOAs shall automatically terminate if the initial closing has not occurred by March 15, 2008, unless any Seller opts to extend the date of the initial closing, in which case, such date will be March 30, 2008 (or such later date as the Investors may, from time to time, inform Oceanaut in writing).

If permitted under applicable law, either Oceanaut or the Sellers may waive conditions for their own respective benefit and consummate the acquisition, even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the acquisition will occur.

Anticipated Accounting Treatment

The acquisition of the nine dry bulk carriers by Oceanaut will be accounted for as an asset acquisition. The initial measurement of the asset acquisition will be based upon the fair value of the consideration exchanged.

Risk Factors

In evaluating the proposal and the acquisition, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled ‘‘Risk Factors’’ beginning on page 24.

UNAUDITED PRO FORMA CONDENSED COMBINED
BALANCE SHEET AS OF JUNE 30, 2007

Assets	Oceanaut, Inc.	Pro-Forma Adjustments (assuming no stock redemption)		Combined	Additional Pro-Forma Adjustments (with 5,624,999 shares of common stock redemption)			Combined (stock redemption)
Current assets
Cash and cash equivalents	$587,658	$82,500,000	[1]	$1,453,326		$(45,349,699)	[8]	$1,153,326
		467,500,000	[2]			45,049,699	[9]
		156,165,668	[3]
		(4,500,000)	[4]
		(800,000)	[6]
		(700,000,000)	[7]
Prepaid expenses and other current assets	75,744	—		75,744				75,744
				—				—
Total current assets	663,402	865,668		1,529,070		(300,000)		1,229,070
Vessels, net		700,000,000	[7]	700,000,000				700,000,000
Cash and cash equivalents held in trust	156,165,668	(156,165,668)	[3]	—				—
Debt issue costs		2,800,000	[2]	2,800,000		300,000		3,100,000
Intangible asset		800,000	[6]	800,000				800,000
Total assets	$156,829,070	$548,300,000		$705,129,070		$—		$705,129,070

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$34,208	$—		$34,208	$			$34,208
Total current liabilities	34,208	—		34,208		—		34,208
New debt		470,300,000	[2]	470,300,000		45,349,699	[9]	515,649,699
Deferred underwriters’ fee	4,500,000	(4,500,000)	[4]	—				—
Total Liabilities	4,534,208	465,800,000		470,334,208		45,349,699		515,683,907
Common stock, subject to possible redemption, 5,624,999 shares at redemption value, including $769,700 of interest	45,349,699	(45,349,699)	[5]	—				—
Stockholders’ equity (deficit)
Preferred stock
Common stock	2,457	562	[5]	4,050		(562)	[8]	3,488
		1,031	[1]
Additional paid-in-capital	105,283,426	44,579,437	[5]	232,361,832		(44,579,437)	[8]	187,782,395
		82,498,969	[1]
Retained earnings (accumulated deficit)	1,659,280	769,700	[5]	2,428,980		(769,700)	[8]	1,659,280
Total stockholders’ equity (deficit)	106,945,163	127,849,699		234,794,862		(45,349,699)		189,445,163
Total liabilities and stockholders’ equity (deficit)	$156,829,070	$548,300,000		$705,129,070		$—		$705,129,070

(1)	To record the receipt of proceeds from the private placement of the sale of 10,312,500 common stock at $8.00 per share.
(2)	To record the receipt of proceeds from debt financing. The purpose of the debt financing is to finance the vessels being acquired. The company will pay approximately 60 basis points (or approximatley $2,800,000) of the total amount financed to the lender which willbe carried as an asset and amortized over the term of the debt.
(3)	To reclassify cash held in trust to cash as a portion of these funds that are now going to be used to acquire vessels and pay the deferred underwriters’ fee payable.
(4)	As disclosed in the prospectus relating to our initial public offering, upon the consummation of our initial business combination, the company will pay to the underwriters the $4,500,000 deferred fee held in our trust account.
(5)	Assuming all shareholders approve the acquisition, the 5,624,999 shares of temporary equity will become permanent equity. In addition, the company will record additional interest income in the amount of $769,700 as a result of 29.9999%

of the trust fund interest income that was set aside as a deferred liabiity for potential shareholders who may convert their shares and vote against the vessel acquisition.
(6)	To record fees associated with the closing of the proxy, which includes legal, underwriter’s and accounting fees. These fees will be capitalized on the balance sheet as they relate directly to the asset acquisition, raising capital and drafting agreements in connection with the debt financing.
(7)	To record the purchase of nine dry bulk vessels at a cost of $700,000,000.
(8)	To record the payment to shareholders who exercised their conversion rights and voted against the vessel acquisition. This pro forma shows the pro forma effect if the maximum number of shareholder exercised their conversion right.
(9)	To record the proceeds of additional funding required if the maximum number of shareholders exercised their conversion rights. In addition, if additional funding was necessary due to the maximum number of shareholders exercising their conversion rights, we would need to pay approximately an additional 60 basis points will need to be paid to the lender as debt issue costs. These fees will be carried as an asset and amortized over the term of the financing.

PER SHARE MARKET PRICE INFORMATION

Oceanaut common stock, warrants and units are currently quoted on the American Stock Exchange under the symbols ‘‘OKN,’’ ‘‘OKN.WS’’ and ‘‘OKN.U,’’ respectively. The closing prices of the common stock, warrants, and units, on October 12, 2007, the last trading day before the announcement of the execution of the Master Agreement and the MOAs, were $8.05 per share, $1.90 per warrant and $9.90 per unit, respectively. Each unit of Oceanaut consists of one share of common stock and one warrant. The warrants became separable from the common stock on April 4, 2007. Each warrant entitles the holder to purchase from Oceanaut one share of common stock at an exercise price of $6.00 commencing on the later of the completion of an initial business combination) or March 6, 2008. The warrants will expire at 5:00 p.m., New York City time, on March 6, 2012, or earlier upon redemption. Prior to March 6, 2007, there was no established public trading market for Oceanaut’s common stock, warrants or units.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low sales prices of Oceanaut’s common stock, warrants and units as reported on the American Stock Exchange.

	Common Stock		Warrants		Units
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2007	N/A	N/A	N/A	N/A	$7.85	$7.81
June 30, 2007	$7.60	$7.60	$1.43	$0.61	$8.83	$8.83
September 30, 2007	$8.05	$8.00	$1.59	$1.02	$9.35	$9.19

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the proposals.

Risk Factors Relating to Oceanaut after the Business Combination

Oceanaut has no operating history and may not operate profitably in the future.

Oceanaut was formed on May 3, 2006. Oceanaut has entered into definitive agreements to acquire nine dry bulk carriers and to issue an aggregate of 10,312,500 of its shares of common stock for aggregate proceeds of $82,500,000. However, Oceanaut has no operating history. Its financial statements do not provide a meaningful basis for you to evaluate its operations and ability to be profitable in the future. Oceanaut may not be profitable in the future.

If any of the nine dry bulk carriers in Oceanaut’s fleet are not delivered on time or delivered with significant defects, Oceanaut’s proposed business, results of operations and financial condition could suffer.

Oceanaut has entered into separate memoranda of agreement with the Sellers to acquire the nine dry bulk carriers in its initial fleet. On the initial closing date, title to, and delivery of, at least two but not more than four vessels, whose aggregate fair market value is equal at least to 80% of Oceanaut’s net assets (excluding deferred underwriting discounts and commissions in the amount of $4.5 million), will be transferred and effectuated by the Seller of each vessel to Oceanaut in accordance with the terms and condition of each MOA relating to each such vessel. Oceanaut expects to take delivery of the remaining vessels during 2008 and 2009 as and when the newbuildings are delivered from their shipyards in subsequent closings. A delay in the delivery of any of these vessels to Oceanaut or the failure of any Seller to deliver a vessel at all could adversely affect Oceanaut’s business, results of operations and financial condition. The delivery of these vessels could be delayed or certain events may arise which could result in Oceanaut not taking delivery of a vessel, such as a total loss of a vessel, a constructive loss of a vessel, or substantial damage to a vessel prior to delivery. In addition, the delivery of any of these vessels with substantial defects could have similar consequences.

If Oceanaut fails to manage its planned growth properly, it may not be able to successfully expand its fleet adversely affecting its overall financial position.

Oceanaut intends to continue to expand its fleet. Oceanaut’s growth will depend on:

•	locating and acquiring suitable vessels;

•	identifying and consummating acquisitions or joint ventures;

•	integrating any acquired vessels successfully with its existing operations;

•	enhancing its customer base;

•	managing its expansion; and

•	obtaining required financing.

Growing any business by acquisition presents numerous risks such as undisclosed liabilities and obligations, difficulty experienced in obtaining additional qualified personnel and managing relationships with customers and suppliers and integrating newly acquired operations into existing infrastructures. Oceanaut may not be successful in executing its growth plans and may incur significant expenses and losses.

Oceanaut’s future debt financing may contain restrictive covenants that may limit its liquidity and corporate activities.

The debt financing that Oceanaut expects to enter into and any future loan agreements may impose operating and financial restrictions on it. These restrictions may limit its ability to:

•	incur additional indebtedness;

•	create liens on its assets;

•	sell capital stock of its subsidiaries;

•	make investments;

•	engage in mergers or acquisitions;

•	pay dividends;

•	make capital expenditures;

•	change the management of its vessels or terminate or materially amend the management agreement relating to each vessel; and

•	sell its vessels.

Therefore, Oceanaut may need to seek permission from its lenders in order to engage in some important corporate actions. Any future lenders’ interests may be different from those of Oceanaut, and Oceanaut cannot guarantee that it will be able to obtain such lenders’ permission when needed. This may prevent Oceanaut from taking actions that are in its best interest.

Servicing debt will limit funds available for other purposes, including capital expenditures and payment of dividends.

Oceanaut expects to incur up to a maximum of $551.5 million of indebtedness in connection with the purchase of the vessels, depending upon how many public shareholders exercise their conversion rights. Oceanaut may be required to dedicate a portion of its cash flow from operations to pay the principal and interest on its debt. These payments limit funds otherwise available for working capital expenditures and other purposes, including payment of dividends. Oceanaut has not yet determined whether to purchase additional vessels or incur debt in the near future for additional vessel acquisitions. If Oceanaut is unable to service its debt, it could have a material adverse effect on Oceanaut’s financial condition and results of operations.

In the highly competitive international dry bulk shipping industry, Oceanaut may not be able to compete for charters with new entrants or established companies with greater resources which may adversely affect its results of operations.

Oceanaut will employ its vessels in a highly competitive market that is capital intensive and highly fragmented. Competition arises primarily from other vessel owners, some of whom have substantially greater resources than Oceanaut. Competition for the transportation of dry bulk cargoes can be intense and depends on price, location, size, age, condition and the acceptability of the vessel and its managers to the charterers. Due in part to the highly fragmented market, competitors with greater resources could operate larger fleets through consolidations or acquisitions that may be able to offer better prices and fleets.

Our charterers may terminate or default on their obligations to us, which could adversely affect our results of operations and cash flow.

We will charter seven of the nine vessels that we have agreed to acquire to South African Marine Corporation S.A., a company affiliated with the Sellers and Investors, and therefore will be dependent on performance by our charterer. Our charters may terminate earlier than the dates indicated in this proxy statement. Under our charter agreements, the events or occurrences that will cause a charter to terminate or give the charterer the option to terminate the charter generally include a total or constructive total loss of the related vessel, the requisition for hire of the related vessel or the failure of the related vessel to meet specified performance criteria. In addition, the ability of our charterer to perform its obligations under a charter will depend on a number of factors that are beyond our control. These factors may include general economic conditions, the condition of the dry bulk shipping industry, the charter rates received for specific types of vessels and various operating expenses. The costs and delays associated with the default by a charterer of a vessel may be considerable and may adversely affect our business, results of operations, cash flows and financial condition and our ability to pay dividends.

We cannot predict whether our charterer will, upon the expiration of their charters, re-charter our vessels on favorable terms or at all. If our charterer decides not to re-charter our vessels, we may not be able to re-charter them on terms similar to our current charters or at all. In the future, we may also employ our vessels on the spot charter market, which is subject to greater rate fluctuation than the time charter market.

If we receive lower charter rates under replacement charters or are unable to re-charter all of our vessels, the amounts available, if any, to pay dividends to our shareholders may be significantly reduced or eliminated.

Because South African Marine is the sole counterparty on time charters for seven of the nine vessels in our initial fleet, the failure of such counterparty to meet its obligations could cause us to suffer losses on such contracts, thereby decreasing revenues.

South African Marine Corporation S.A. is the counterparty on time charters for seven out of the nine vessels in our initial fleet. If South African Marine fails to meet its obligations to us under the time charters, we may have to enter into charters at lower rates, which could materially adversely affect our financial condition and results of operations. It is also possible that we may be unable to secure one or more charters at all. If we re-charter the vessels at lower rates, our financial condition and results of operations could be materially adversely affected.

Oceanaut may be unable to attract and retain key management personnel and other employees in the shipping industry, which may negatively affect the effectiveness of its management and its results of operations.

Oceanaut’s success will depend to a significant extent upon the abilities and efforts of its management team. Following the initial closing, Oceanaut will have only two employees, its Chief Executive Officer and Chief Financial Officer. Oceanaut’s management does not currently have any employees. Oceanaut’s success will depend upon its ability to retain key members of its management team and the ability of Oceanaut management to recruit and hire suitable employees. The loss of any of these individuals could adversely affect Oceanaut’s business prospects and financial condition. Difficulty in hiring and retaining personnel could adversely affect Oceanaut’s results of operations.

We will be dependent on each Maryville and Safbulk for the technical and commercial management of our fleet, respectively.

We currently anticipate that, after the initial closing, Messrs. [                            ], our President and Chief Executive Officer, and [                                ], our Chief Financial Officer will be our only officers, and we currently have no plans to hire additional officers. As we subcontract the commercial and technical management of our fleet, including crewing, maintenance and repair, to each of Maryville Maritime Inc., an affiliate of Excel, and Safbulk Pty Ltd., an affiliate of the Sellers and the Investors, respectively, the loss of services of or the failure to perform by either of these entities could materially and adversely affect the results of our operations. Although we may have rights against either of these entities if they default on their obligations to us, you will have no recourse directly against them. Further, we expect that we will need to seek approval from our lenders to change our commercial and technical managers.

Maryville, Safbulk and South African Marine are privately-held companies and there is little or no publicly available information about them.

The ability of Maryville and Safbulk to continue providing services for our benefit and for South African Marine to continue performing under the charters will depend in part on their respective financial strength. Circumstances beyond our control could impair their financial strength, and because they are privately held, it is unlikely that information about their financial strength would become public unless either entity began to default on their respective obligations. As a result, an investor in our shares might have little advance warning of problems affecting Maryville, Safbulk or South African Marine, even though these problems could have a material adverse effect on us.

We will outsource the commercial management of our fleet to a company that is affiliated with the Sellers and the Investors, which may create conflicts of interest.

We will outsource the commercial management of our fleet to Safbulk Pty Ltd., a company that is affiliated with the Sellers and the Investors. Safbulk has responsibilities and relationships to owners other than Oceanaut which could create conflicts of interest between us, on the one hand, and Safbulk, on the other hand. These conflicts may arise in connection with the chartering of the vessels in our fleet versus dry bulk carriers managed by other companies affiliated with the Sellers and the Investors. Companies affiliated with the Sellers and the Investors own and may acquire vessels that compete with our fleet which may create conflicts of interest between Safbulk as our commercial manager and us.

Risks involved with operating ocean going vessels could affect Oceanaut’s business and reputation, which would adversely affect our revenues.

The operation of an ocean-going vessel carries inherent risks. These risks include the possibility of:

•	crew strikes and/or boycotts;

•	marine disaster;

•	piracy;

•	environmental accidents;

•	cargo and property losses or damage; and

•	business interruptions caused by mechanical failure, human error, war, terrorism, political action in various countries or adverse weather conditions.

Any of these circumstances or events could increase Oceanaut’s costs or lower its revenues.

Oceanaut’s vessels may suffer damage and it may face unexpected drydocking costs, which could adversely affect its cash flow and financial condition.

If Oceanaut’s vessels suffer damage, they may need to be repaired at a drydocking facility. The costs of drydock repairs are unpredictable and can be substantial. Oceanaut may have to pay drydocking costs that its insurance does not cover. The loss of earnings while these vessels are being repaired and reconditioned, as well as the actual cost of these repairs, would decrease its earnings.

Purchasing and operating second hand vessels may result in increased operating costs and vessel off-hire, which could adversely affect Oceanaut’s earnings.

Oceanaut’s inspection of second hand vessels prior to purchase does not provide it with the same knowledge about their condition and cost of any required or anticipated repairs that it would have had if these vessels had been built for and operated exclusively by Oceanaut. Generally, Oceanaut will not receive the benefit of warranties on second hand vessels.

In general, the costs to maintain a vessel in good operating condition increase with the age of the vessel. Older vessels are typically less fuel efficient and more costly to maintain than more recently constructed vessels. Cargo insurance rates increase with the age of a vessel, making older vessels less desirable to charterers.

Governmental regulations, safety or other equipment standards related to the age of vessels may require expenditures for alterations, or the addition of new equipment, to Oceanaut’s vessels and may restrict the type of activities in which the vessels may engage. As Oceanaut’s vessels age, market conditions may not justify those expenditures or enable Oceanaut to operate its vessels profitably during the remainder of their useful lives.

Oceanaut has inspected the second hand vessels that it will acquire from the Sellers, has considered the age and condition of the vessels in budgeting for operating, insurance and maintenance costs, and that if Oceanaut acquires additional second hand vessels in the future, it may encounter higher operating and maintenance costs due to the age and condition of those additional vessels.

The aging of our fleet may result in increased operating costs in the future, which could adversely affect our earnings.

In general, the costs to maintain a dry bulk carrier in good operating condition increase with the age of the vessel. The average age of the vessels comprising our initial fleet that we have agreed to acquire from the Sellers is approximately seven years. Older vessels are typically less fuel-efficient and more costly to maintain than more recently constructed dry bulk carriers due to improvements in engine technology. Cargo insurance rates increase with the age of a vessel, making older vessels less desirable to charterers.

Rising fuel prices may adversely affect our profits.

The cost of fuel is a significant factor in negotiating charter rates. As a result, an increase in the price of fuel beyond our expectations may adversely affect our profitability. The price and supply of fuel is unpredictable and fluctuates based on events outside our control, including geo-political developments, supply and demand for oil, actions by members of the Organization of the Petroleum Exporting Countries and other oil and gas producers, war and unrest in oil producing countries and regions, regional production patterns and environmental concerns and regulations.

Oceanaut’s worldwide operations will expose it to global risks that may interfere with the operation of its vessels.

Oceanaut is expected to primarily conduct its operations worldwide. Changing economic, political and governmental conditions in the countries where Oceanaut is engaged in business or in the counties where Oceanaut intends to register its vessels, affect Oceanaut’s operations. In the past, political conflicts, particularly in the Persian Gulf, resulted in attacks on vessels, mining of waterways and other efforts to disrupt shipping in the area. Acts of terrorism and piracy have also affected vessels trading in regions such as the South China Sea. The likelihood of future acts of terrorism may increase, and Oceanaut’s vessels may face higher risks of being attacked. In addition, future hostilities or other political instability in regions where Oceanaut’s vessels trade could have a material adverse effect on its trade patterns and adversely affect its operations and performance.

Oceanaut may not have adequate insurance to compensate it if it loses its vessels, which may have material adverse effect on it financial condition and results of operation.

Oceanaut is expected to procure hull and machinery insurance, protection and indemnity insurance, which includes environmental damage and pollution insurance coverage and war risk insurance for its fleet. Oceanaut does not expect to maintain for all of its vessels insurance against loss of hire, which covers business interruptions that result from the loss of use of a vessel. Oceanaut may not be adequately insured against all risks. Oceanaut may not be able to obtain adequate insurance coverage for its fleet in the future. The insurers may not pay particular claims. Oceanaut’s insurance policies may contain deductibles for which it will be responsible and limitations and exclusions which may increase its costs or lower its revenue. Moreover, insurers may default on claims they are required to pay. If Oceanaut’s insurance is not enough to cover claims that may arise, the deficiency may have a material adverse effect on Oceanaut’s financial condition and results of operations.

Oceanaut is incorporated in the Republic of the Marshall Islands, which does not have a well-developed body of corporate law, which may negatively affect the ability of public shareholders to protect their interests.

Oceanaut’s corporate affairs are governed by its Articles of Incorporation and By-laws and by the Marshall Islands Business Corporations Act, or BCA. The provisions of the BCA resemble provisions of the corporation laws of a number of states in the United States. However, there have been few judicial cases in the Republic of the Marshall Islands interpreting the BCA. The rights and fiduciary responsibilities of directors under the law of the Republic of the Marshall Islands are not as clearly established as the rights and fiduciary responsibilities of directors under statutes or judicial precedent in existence in certain United States jurisdictions. Shareholder rights may differ as well. While the BCA does specifically incorporate the non-statutory law, or judicial case law, of the State of Delaware and other states with substantially similar legislative provisions, public shareholders may have more difficulty in protecting their interests in the face of actions by the management, directors or controlling shareholders than would shareholders of a corporation incorporated in a United States jurisdiction.

Oceanaut is incorporated under the laws of the Marshall Islands and its directors and officers are non-U.S. residents, and although you may bring an original action in the courts of the Marshall Islands or obtain a judgment against Oceanaut, its directors or its management based on U.S. laws in the event you believe your rights as a shareholder have been infringed, it may be difficult to enforce judgments against Oceanaut, its directors or its management.

Oceanaut is incorporated under the laws of the Republic of the Marshall Islands, and all of its assets are located outside of the United States. Oceanaut’s business will be operated primarily from its offices in Athens, Greece. In addition, Oceanaut’s directors and officers, following the initial closing, will be non-residents of the United States, and all or a substantial portion of the assets of these non-residents are located outside the United States. As a result, it may be difficult or impossible for you to bring an action against Oceanaut or against these individuals in the United States if you believe that your rights have been infringed under securities laws or otherwise. Even if you are successful in bringing an action of this kind, the laws of the Marshall Islands and of other jurisdictions may prevent or restrict you from enforcing a judgment against Oceanaut’s assets or the assets of its directors and officers. Although you may bring an original action against Oceanaut, its affiliates or any expert named in this prospectus in the courts of the Marshall Islands based on U.S. laws, and the courts of the Marshall Islands may impose civil liability, including monetary damages, against Oceanaut, its affiliates or any expert named in this prospectus for a cause of action arising under Marshall Islands law, it may impracticable for you to do so given the geographic location of the Marshall Islands. For more information regarding the relevant laws of the Marshall Islands, please read ‘‘Enforceability of Civil Liabilities.’’

Anti-takeover provisions in our amended and restated articles of incorporation, as well as the terms and conditions of a voting agreement to be entered into as a condition to the Master Agreement, could make it difficult for our shareholders to replace or remove our current board of directors or could have the effect of discouraging, delaying or preventing a merger or acquisition, which could adversely affect the market price of our common shares.

Several provisions of our amended and restated articles of incorporation and bylaws, as well as the terms and conditions of the voting agreement to be entered into as a condition to the Master Agreement, could make it difficult for our shareholders to change the composition of our board of directors in any one year, preventing them from changing the composition of our management. In addition, the same provisions may discourage, delay or prevent a merger or acquisition that shareholders may consider favorable.

These provisions include those that:

•	authorize our board of directors to issue ‘‘blank check’’ preferred stock without shareholder approval;

•	provide for a classified board of directors with staggered, three-year terms; and

•	prohibit cumulative voting in the election of directors;

These anti-takeover provisions could substantially impede the ability of shareholders to benefit from a change in control and, as a result, may adversely affect the market price of our common shares and your ability to realize any potential change of control premium.

Oceanaut may have to pay tax on United States source income, which would reduce its earnings.

Under the Code, 50% of the gross shipping income of a vessel owning or chartering corporation, such as Oceanaut and its subsidiaries, that is attributable to transportation that begins or ends, but that does not both begin and end, in the United States is characterized as U.S. source shipping income and such income is subject to a 4% U.S. federal income tax without allowance for deduction, unless that corporation qualifies for exemption from tax under Section 883 of the Code and the Treasury regulations promulgated thereunder.

Oceanaut expects that it and each of its subsidiaries will qualify for this statutory tax exemption and Oceanaut will take this position for U.S. federal income tax return reporting purposes. However, there are factual circumstances beyond our control that could cause Oceanaut to lose the benefit of this tax exemption and thereby become subject to U.S. federal income tax on Oceanaut’s U.S. source income.

If Oceanaut or its subsidiaries are not entitled to this exemption under Section 883 for any taxable year, Oceanaut or its subsidiaries would be subject for those years to a 4% U.S. federal income tax on its U.S.-source shipping income. The imposition of this taxation could have a negative effect on Oceanaut’s business and would result in decreased earnings.

U.S. tax authorities could treat Oceanaut as a ‘‘passive foreign company,’’ which could have adverse U.S. federal income tax consequences to U.S. holders.

Oceanaut will be treated as a ‘‘passive foreign investment company,’’ or PFIC, for U.S. federal income tax purposes if either (1) at least 75% of its gross income for any taxable year consists of certain types of ‘‘passive income’’ or (2) at least 50% of the average value of its assets produce or are held for the production of those types of ‘‘passive income.’’ For purposes of these tests, ‘‘passive income’’ includes dividends, interest, and gains from the sale or exchange of investment property and rents and royalties other than rents and royalties which are received from unrelated parties in connection with the active conduct or a trade or business. For purposes of these tests, income derived from the performance of services does not constitute ‘‘passive income.’’ U.S. shareholders of a PFIC may be subject to a disadvantageous U.S. federal income tax regime with respect to the income derived by the PFIC, the distributions they receive from the PFIC and the gain, if any, they derive from the sale or other disposition of their shares in the PFIC.

Based upon its projected income, assets and activities, Oceanaut expects that it will be treated for United States federal income tax purposes as a PFIC for the 2007 taxable year, but that it will not be so treated for future years. Commencing in 2008, Oceanaut intends to treat the gross income it will derive or will be deemed to derive from its time chartering activities as services income, rather than rental income. Accordingly, Oceanaut intends to take the position that its income from its time chartering activities does not constitute ‘‘passive income,’’ and the assets that it will own and operate in connection with the production of that income do not constitute passive assets. There is, however, no direct legal authority under the PFIC rules addressing Oceanaut’s proposed method of operation. In addition, Oceanaut has not received an opinion of counsel with respect to this issues. Accordingly, no assurance can be given that the U.S. Internal Revenue Service, or the IRS, or a court of law will accept Oceanaut’s position, and there is a risk that the IRS or a court of law could determine that Oceanaut is a PFIC in future years. Moreover, no assurance can be given that Oceanaut would not constitute a PFIC for any future taxable year if there were to be changes in the nature and extent of its operations. For example, if Oceanaut were treated as earning rental income from its chartering activities rather than services income, Oceanaut would be treated as a PFIC.

Under the PFIC rules, unless U.S. Holders of Oceanaut common stock make elections available under the Code (which elections could in each case have adverse consequences for such shareholders),

such shareholders would be liable to pay U.S. federal income tax at the then highest income tax rates on ordinary income plus interest upon excess distributions and upon any gain from the disposition of Oceanaut’s common shares, as if the excess distribution or gain had been recognized ratably over the shareholder’s holding period of Oceanaut’s common shares. If Oceanaut is treated as a PFIC for any taxable year during the holding period of a U.S. Holder (Oceanaut expects that it will be treated as a PFIC for the 2007 taxable year), unless the U.S. Holder makes a QEF election for the first taxable year in which he holds the stock and in which Oceanaut is a PFIC, or makes the mark-to-market election, Oceanaut will continue to be treated as a PFIC for all succeeding years during which the U.S. Holder is treated as a direct or indirect U.S. Holder even if Oceanaut is not a PFIC for such years. A U.S. Holder is encouraged to consult his or her tax adviser with respect to any available elections that may be applicable in such a situation. In addition, U.S. Holders should consult their tax advisers regarding the IRS information reporting and filing obligations that may arise as a result of the ownership of shares in a PFIC. These consequences are discussed in more detail under the heading ‘‘Tax Considerations—Material U.S. Federal Income Tax Consequences—United States Federal Income Taxation of U.S. Holders—Passive Foreign Investment Company Status and Significant Tax Consequences.’’

Investors should not rely on an investment in Oceanaut if they require dividend income. It is not certain that Oceanaut will pay a dividend and the only return on an investment in Oceanaut may come from appreciation of the common stock.

Oceanaut’s intention is to pay quarterly dividends as described in ‘‘Oceanaut’s Dividend Policy.’’ However, Oceanaut may incur other expenses or liabilities that would reduce or eliminate the cash available for distribution as dividends. Oceanaut’s loan agreements, including the credit facility agreement that Oceanaut expects to enter into, may also prohibit or restrict the declaration and payment of dividends under some circumstances.

In addition, the declaration and payment of dividends will be subject at all times to the discretion of Oceanaut’s board of directors. The timing and amount of dividends will depend on Oceanaut’s earnings, financial condition, cash requirements and availability, fleet renewal and expansion, restrictions in its loan agreements, the provisions of Marshall Islands law affecting the payment of dividends and other factors. Marshall Islands law generally prohibits the payment of dividends other than from surplus or while a company is insolvent or would be rendered insolvent upon the payment of such dividends, or if there is no surplus, dividends may be declared or paid out of net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year. Oceanaut may not pay dividends in the anticipated amounts and frequency set forth in this joint proxy statement/prospectus or at all.

Oceanaut is a holding company, and will depend on the ability of its subsidiaries to distribute funds to it in order to satisfy its financial obligations or to make dividend payments.

Oceanaut is a holding company and its subsidiaries, all of which are, or upon their formation will be, wholly-owned by it either directly or indirectly, will conduct all of Oceanaut’s operations and own all of Oceanaut’s operating assets. Oceanaut will have no significant assets other than the equity interests in its wholly-owned subsidiaries. As a result, Oceanaut’s ability to make dividend payments depends on its subsidiaries and their ability to distribute funds to Oceanaut. If Oceanaut is unable to obtain funds from its subsidiaries, Oceanaut’s board of directors may exercise its discretion not to pay dividends.

Oceanaut may not be able to secure its debt financing which may affect its ability to purchase the vessels in the initial fleet.

Oceanaut’s ability to borrow amounts under its credit facility to acquire the initial fleet from the Sellers will be subject to the satisfaction of customary conditions precedent and compliance with terms and conditions included in the loan documents, and to circumstances that may be beyond its control such as world events, economic conditions, the financial standing of the bank or its willingness to lend to shipping companies such as Oceanaut. Prior to each drawdown, Oceanaut will be required, among other things, to provide the lender with acceptable valuations of the vessels in its fleet confirming that they are sufficient to satisfy minimum security requirements. To the extent that Oceanaut is not able to satisfy these requirements, including as a result of a decline in the value of its vessels, Oceanaut may not be able to draw down the full amount under its credit facility without obtaining a waiver or consent from the lender. Oceanaut will also not be permitted to borrow amounts under the facility if it experiences a change of control.

If the business combination is consummated, Oceanaut’s public warrants will become exercisable and you may experience dilution.

Under the terms of the Oceanaut warrants, the warrants become exercisable upon the completion of a business combination transaction. If all of the proposals submitted to shareholders are approved, Oceanaut expects to complete the business combination during the first quarter of 2008. Oceanaut has 18,750,000,000 warrants to purchase common stock issued and outstanding at an exercise price of $6.00 per share. Oceanaut warrants will become exercisable upon Oceanaut’s completion of a business combination and, as a result, you may experience dilution.

Registration rights held by Oceanaut’s founding shareholders and the Investors may have an adverse effect on the market price of Oceanaut’s common stock.

Oceanaut’s founding shareholders are entitled to demand that Oceanaut register the resale of their shares and the shares of common stock underlying their founder warrants at any time after they are released from escrow which, except in limited circumstances, will not be before the first year anniversary of the consummation of its initial business combination. If such shareholders exercise their registration rights with respect to all of their shares, there will be an additional [7,687,500] shares of common stock eligible for trading in the public market. In addition, Excel Maritime Carriers Ltd. which purchased insider units and insider warrants in Oceanaut’s private placement in March 2007 is entitled to demand the registration of the securities underlying the 1,125,000 insider units and 2,000,000 insider warrants at any time after Oceanaut consummates its initial business combination. If all of these shareholders exercise their registration rights with respect to all of their shares of common stock, there will be an additional 11,937,500 shares of common stock eligible for trading in the public market. We will also enter into a Registration Rights Agreement at the initial closing with the Investors pursuant to which we have agreed to register for resale the aggregate of 10,312,500 shares held by them. The presence of these additional shares may have an adverse effect on the market price of Oceanaut’s common stock.

Following the initial closing, the Investors will hold approximately 29.6% of our outstanding common stock and Excel will hold approximately 16.7% of our outstanding common stock, which may limit your ability to influence our actions.

Following the initial closing, the Investors will own approximately 29.6% of our outstanding common stock, or approximately 17.3% of our outstanding capital stock on a fully-diluted basis. Following the initial closing. Excel and its affiliates will own approximately 16.7% of our outstanding common stock, or 20% of our outstanding capital stock on a fully-diluted basis. In addition, we will enter the Voting Agreement with the Investors and Excel whereby the Investors and Excel will jointly nominate our board of directors. Our major shareholders following the initial closing will have the power to exert considerable influence over our actions and matters which require shareholder approval which will limit your ability to influence our actions. See ‘‘Proposal 2—The Investment Proposal—Voting Agreement.’’

Oceanaut’s directors and executive officers have interests in the vessel acquisition that are different from yours.

In considering the recommendation of Oceanaut’s directors to vote to approve the vessel acquisition proposal, you should be aware that they have agreements or arrangements that provide them with interests in the vessel acquisition proposal that differ from, or are in addition to, those of

Oceanaut shareholders generally. If the vessel acquisition is not approved, Oceanaut will be liquidated and we will distribute to all of the holders of our shares issued in our initial public offering in proportion to their respective equity interests, an aggregate amount equal to funds on deposit in the trust account in which the net proceeds of Oceanaut’s initial public offering are held, including any interest (net of any taxes payable) not previously released to us, plus any remaining net assets. If we fail to consummate a business combination transaction, our officers and directors have waived their respective rights to participate in any liquidation distribution with respect to the all of the shares of common stock issued to them prior to our initial public offering and with respect to the 500,000 shares of the shares of common stock included in the 1,125,000 insider units acquired by Excel in the private placement and we would not distribute funds from the trust account with respect to Oceanaut’s warrants, which would expire worthless. The personal and financial interests of the members of our board of directors and executive officers may have influenced their motivation in identifying and selecting a target business and completing a business combination in a timely manner. Consequently, their discretion in identifying and selecting a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of a particular business combination are appropriate and in Oceanaut’s shareholders’ best interest.

Because we expect to generate all of our revenues in U.S. dollars but incur a portion of our expenses in other currencies, exchange rate fluctuations could have an adverse impact on our results of operations.

We expect to generate substantially all of our revenues in U.S. dollars but certain of our expenses would be incurred in currencies other than the U.S. dollar. This difference could lead to fluctuations in net income due to changes in the value of the U.S. dollar relative to these other currencies, in particular the Euro. Expenses incurred in foreign currencies against which the U.S. dollar falls in value could increase, decreasing our net income and cash flow from operations. For example, during 2006, the value of the U.S. dollar declined by approximately 11.3% as compared to the Euro and declined a further 1.8% during the first six months of 2007.

Risk Factors Relating to Oceanaut as a Blank Check Company

Oceanaut will dissolve and liquidate if it does not consummate the vessel acquisition, in which event its shareholders may be held liable for claims by third parties against Oceanaut to the extent of distributions received by them.

We have agreed with the trustee to promptly adopt a plan of dissolution and liquidation and initiate procedures for our plan of dissolution and liquidation if we do not complete a business combination within 18 months after the consummation of this offering (or within 24 months after the consummation of this offering if a letter of intent, agreement in principle, or definitive agreement is executed within 18 months after the consummation of this offering and the business combination relating thereto is not consummated within such 18-month period). Under Marshall Islands law, shareholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If we complied with certain procedures set forth in Section 106 of the Business Corporation Act of the Republic of Marshall Islands intended to ensure that we make reasonable provision for all claims against us, including a minimum six month notice period during which any third-party claims can be brought against us before any liquidating distributions are made to shareholders, any liability of a shareholder with respect to a liquidating distribution would be limited to the lesser of such shareholder’s pro rata share of the claim or the amount distributed to the shareholder, and any liability of the shareholders would be barred after the expiration of the period set forth in such notice. However, it is our intention to make liquidating distributions to our shareholders as soon as reasonably possible after dissolution and, therefore, we do not intend to comply with those procedures. As such, our shareholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution and, in such event, any such liability of our shareholders would extend beyond the dissolution proceedings. Accordingly, we cannot assure you that third parties will not seek to recover from our public shareholders amounts owed to them by us.

If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per-share liquidation price received by shareholders as part of our plan of dissolution and liquidation will be less than $8.10 per share.

Our placing of funds in the trust account may not protect those funds from third-party claims against us. Although we have sought, and will continue to seek, to have all third parties, including any vendors, prospective target businesses and other entities whom we engage in business, enter into agreements waive any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public shareholders, there is no guarantee that they will execute such agreements, or even if they execute such agreements that they would be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to seek recourse against our assets, including the funds held in the trust account. If any third party refused to execute an agreement waiving such claims to the monies held in the trust account, we would perform an analysis of the alternatives available to us if we chose not to engage such third party and evaluate if such engagement would be in the best interest of our public shareholders notwithstanding the fact that such third party refused to waive such claims.

Examples of possible instances where we may engage a third party that refused to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a provider of required services willing to provide the waiver. In any event, our management would perform an analysis of the alternatives available to it and would only enter into an agreement with a third party that did not execute a waiver if management believed that such third party’s engagement would be in the best interest of our public shareholders.

There is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and not seek recourse against the trust account for any reason. Accordingly, the proceeds held in trust could be subject to claims that could take priority over the claims of our public shareholders and the per-share liquidation price could be less than the $8.10 per share held in the trust account, plus interest (net of any taxes due on such interest, which taxes, if any, shall be paid from the trust account), due to claims of such creditors. If we are unable to complete a business combination and dissolve our company, Excel, our corporate shareholder, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of various vendors, prospective target businesses or other entities that are owed money by us for services rendered or products sold to us only if such vendor or prospective target business or other third party does not execute a valid and enforceable waiver of any rights or claims to the trust account. Based on representations made to us by our corporate shareholder, and based on our review of the financial statements of our corporate shareholder in its annual report on Form 20-F, we currently believe that Excel is of substantial means and capable of funding a shortfall in our trust account, even though we have not asked Excel to reserve for such an eventuality. However, we cannot assure you that Excel will be able to satisfy those obligations. We believe the likelihood of Excel having to indemnify the trust account is limited because we will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with us pursuant to which they waive any right, title, interest or claim of any kind in or to the monies held in the trust account. We also will have access to up to $2,000,000 in interest (after providing for taxes on such interest) that will be released to us from interest accruing on the trust account as working capital with which to pay any such potential claims. In the event that our board recommends, and our shareholders approve, a plan of dissolution and liquidation under which it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received a return of funds from our trust account as part of its liquidation could be liable to creditors for such amounts.

Additionally, if we are forced to file a bankruptcy case, or an involuntary bankruptcy case is filed against us which is not dismissed, the funds held in our trust account will be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you that we will be able to return to our public shareholders the liquidation amounts due to them.
Industry Risk Factors Relating to Oceanaut

The dry bulk shipping industry is cyclical and volatile, and this may lead to reductions and volatility of charter rates, vessel values and results of operations.

The degree of charter hire rate volatility among different types of dry bulk carriers has varied widely. If Oceanaut enters into a charter when charter hire rates are low, its revenues and earnings will be adversely affected. In addition, a decline in charter hire rates likely will cause the value of the vessels that Oceanaut will own, to decline and Oceanaut may not be able to successfully charter its vessels in the future at rates sufficient to allow it to operate its business profitably or meet its obligations. The factors affecting the supply and demand for dry bulk carriers are outside of Oceanaut’s control and are unpredictable. The nature, timing, direction and degree of changes in dry bulk shipping market conditions are also unpredictable.

•    Factors that influence demand for seaborne transportation of cargo include:

•    demand for and production of dry bulk products;

•    the distance cargo is to be moved by sea;

•    global and regional economic and political conditions;

•    environmental and other regulatory developments; and

•	changes in seaborne and other transportation patterns, including changes in the distances over which cargo is transported due to geographic changes in where commodities are produced and cargoes are used.

The factors that influence the supply of vessel capacity include:

•	the number of newbuilding deliveries;

•	the scrapping rate of older vessels;

•	vessel casualties;

•	price of steel;

•	number of vessels that are out of service;

•	changes in environmental and other regulations that may limit the useful life of vessels; and

•	port or canal congestion.

Oceanaut anticipates that the future demand for its vessels will be dependent upon continued economic growth in the world’s economies, including China and India, seasonal and regional changes in demand, changes in the capacity of the world’s dry bulk carrier fleet and the sources and supply of cargo to be transported by sea. If the global vessel capacity increases in the dry bulk shipping market, but the demand for vessel capacity in this market does not increase or increases at a slower rate, the charter rates could materially decline. Adverse economic, political, social or other developments could have a material adverse effect on our business, financial condition, results of operations and ability to pay dividends.

Charter rates in the dry bulk shipping market are at historically high levels and future growth will depend on continued economic growth in the world economy that exceeds growth in vessel capacity. A reduction in world economic growth may have an adverse effect on Oceanaut’s financial condition and results of operations.

Charter rates for the dry bulk carriers recently have been at historically high levels. Oceanaut anticipates that future demand for its vessels, and in turn future charter rates, will be dependent upon continued economic growth in the world’s economy, particularly in China and India, as well as seasonal and regional changes in demand and changes in the capacity of the world’s fleet. According to Drewry Shipping Consultants Limited, or Drewry, the world’s dry bulk carrier fleet is expected to increase in 2007 as a result of substantial scheduled deliveries of newly constructed vessels and low forecasts for scrapping of existing vessels. Continued economic growth in the world economy that exceeds growth in vessel capacity will be necessary to sustain current charter rates. There can be no assurance that economic growth will not decline or that vessel scrapping will occur at an even lower rate than forecasted. A decline in charter rates could have a material adverse effect on Oceanaut’s business, financial condition and results of operations.

An economic slowdown in the Asia Pacific region could have a material adverse effect on Oceanaut’s business, financial position and results of operations.

A significant number of the port calls made by Oceanaut’s vessels may involve the loading or discharging of raw materials and semi-finished products in ports in the Asia Pacific region. As a result, a negative change in economic conditions in any Asia Pacific country, but particularly in China or India, may have an adverse effect on Oceanaut’s future business, financial position and results of operations, as well as its future prospects. In particular, in recent years, China has been one of the world’s fastest growing economies in terms of gross domestic product. Oceanaut cannot assure you that such growth will be sustained or that the Chinese economy will not experience contraction in the future. Moreover, any slowdown in the economies of the United States, the European Union or certain Asian countries may adversely effect economic growth in China and elsewhere. Oceanaut’s business, financial position and results of operations, as well as its future prospects, will likely be materially and adversely affected by an economic downturn in any of these countries.

Oceanaut may become dependent on spot charters in the volatile shipping markets which may have an adverse impact on stable cash flows and revenues.

Oceanaut may employ one or more of its vessels on spot charters, including when time charters on vessels expire. The spot charter market is highly competitive and rates within this market are subject to volatile fluctuations, while longer-term period time charters provide income at pre-determined rates over more extended periods of time. If Oceanaut decides to spot charter its vessels, there can be no assurance that Oceanaut will be successful in keeping all its vessels fully employed in these short-term markets or that future spot rates will be sufficient to enable its vessels to be operated profitably. A significant decrease in charter rates could affect the value of Oceanaut’s fleet and could adversely affect its profitability and cash flows with the result that its ability to pay debt service to its lenders and dividends to its shareholders could be impaired.

Oceanaut’s operating results will be subject to seasonal fluctuations, which could affect its operating results and the amount of available cash with which Oceanaut can pay dividends.

Oceanaut will operate its vessels in markets that have historically exhibited seasonal variations in demand and, as a result, in charter hire rates. This seasonality may result in quarter to quarter volatility in its operating results, which could affect the amount of dividends that Oceanaut pays to its shareholders from quarter to quarter. The dry bulk carrier market is typically stronger in the fall and winter months in anticipation of increased consumption of coal and other raw materials in the northern hemisphere during the winter months. In addition, unpredictable weather patterns in these months tend to disrupt vessel scheduling and supplies of certain commodities. As a result, revenues of dry bulk carrier operators in general have historically been weaker during the fiscal quarters ended June 30 and September 30, and, conversely, been stronger in fiscal quarters ended December 31 and March 31. This seasonality may materially affect Oceanaut’s operating results and cash available for dividends.

Oceanaut will be subject to regulation and liability under environmental laws that could require significant expenditures and affect its cash flows and net income.

Oceanaut’s business and the operation of its vessels will be materially affected by government regulation in the form of international conventions, national, state and local laws and regulations in force in the jurisdictions in which its vessels operate, as well as in the country or countries of their registration. Because such conventions, laws, and regulations are often revised, Oceanaut cannot predict the ultimate cost of complying with such conventions, laws and regulations or the impact thereof on the resale prices or useful lives of its vessels. Additional conventions, laws and regulations may be adopted which could limit Oceanaut’s ability to do business or increase the cost of its doing business and which may materially and adversely affect its operations. Oceanaut will be required by various governmental and quasi-governmental agencies to obtain certain permits, licenses and certificates with respect to its operations.

The operation of Oceanaut’s vessels is affected by the requirements set forth in the United Nations’ International Maritime Organization’s International Management Code for the Safe Operation of Ships and Pollution Prevention, or ISM Code. The ISM Code requires ship owners, ship managers and bareboat charterers to develop and maintain an extensive ‘‘Safety Management System’’ that includes the adoption of a safety and environmental protection policy setting forth instructions and procedures for safe operation and describing procedures for dealing with emergencies. The failure of a ship owner or bareboat charterer to comply with the ISM Code may subject it to increased liability, may invalidate existing insurance or decrease available insurance coverage for the affected vessels and may result in a denial of access to, or detention in, certain ports. Each of Oceanaut’s vessels will be ISM code-certified but we cannot assure that such certificate will be maintained indefinitely.

Oceanaut expects to maintain, for each of its vessels, pollution liability coverage insurance in the amount of $1.0 billion per incident. If the damages from a catastrophic incident exceeded Oceanaut’s insurance coverage, it could have a material adverse effect on Oceanaut’s financial condition and results of operations.

The operation of dry bulk carriers has particular operational risks which could affect our earnings and cash flow.

The operation of certain ship types, such as dry bulk carriers, has certain particular risks. With a dry bulk carrier, the cargo itself and its interaction with the vessel can be an operational risk. By their nature, dry bulk cargoes are often heavy, dense, easily shifted, and react badly to water exposure. In addition, dry bulk carriers are often subjected to battering treatment during unloading operations with grabs, jackhammers (to pry encrusted cargoes out of the hold) and small bulldozers. This treatment may cause damage to the vessel. Vessels damaged due to treatment during unloading procedures may be more susceptible to breach while at sea. Hull breaches in dry bulk carriers may lead to the flooding of the vessels’ holds. If a dry bulk carrier suffers flooding in its forward holds, the bulk cargo may become so dense and waterlogged that its pressure may buckle the vessel’s bulkheads leading to the loss of a vessel. If Oceanaut is unable to adequately maintain its vessels, it may be unable to prevent these events. Any of these circumstances or events could negatively impact Oceanaut’s business, financial condition, results of operations and ability to pay dividends. In addition, the loss of any of its vessels could harm Oceanaut’s reputation as a safe and reliable vessel owner and operator.

If any of Oceanaut’s vessels fails to maintain its class certification and/or fails any annual survey, intermediate survey, drydocking or special survey, it could have a material adverse impact on Oceanaut’s financial condition and results of operations.

The hull and machinery of every commercial vessel must be classed by a classification society authorized by its country of registry. The classification society certifies that a vessel is safe and seaworthy in accordance with the applicable rules and regulations of the country of registry of the vessel and the Safety of Life at Sea Conventions or SOLAS. Oceanaut’s vessels are expected to be classed with one or more classification societies that are members of the International Association of Classification Societies.

A vessel must undergo annual surveys, intermediate surveys, drydockings and special surveys. In lieu of a special survey, a vessel’s machinery may be on a continuous survey cycle, under which the machinery would be surveyed periodically over a five-year period. Oceanaut’s vessels are expected to be on special survey cycles for hull inspection and continuous survey cycles for machinery inspection. Every vessel will also be required to be drydocked every two to three years for inspection of the underwater parts of such vessels.

If any vessel does not maintain its class and/or fails any annual survey, intermediate survey, drydocking or special survey, the vessel will be unable to carry cargo between ports and will be unemployable and uninsurable. Any such inability to carry cargo or be employed, or any such violation of covenants, could have a material adverse impact on Oceanaut’s financial condition and results of operations.

Because our seafaring employees are covered by industry-wide collective bargaining agreements, failure of industry groups to renew those agreements may disrupt our operations and adversely affect our earnings.

We expect that our vessel-owning subsidiaries will employ a large number of seafarers. All of the seafarers employed on the vessels in our fleet are covered by industry-wide collective bargaining agreements that set basic standards. We cannot assure you that these agreements will prevent labor interruptions. Any labor interruptions could disrupt our operations and harm our financial performance.

Maritime claimants could arrest Oceanaut’s vessels, which could interrupt its cash flow.

Crew members, suppliers of goods and services to a vessel, shippers of cargo and other parties may be entitled to a maritime lien against that vessel for unsatisfied debts, claims or damages. In wmany jurisdictions, a maritime lien holder may enforce its lien by arresting a vessel through foreclosure proceedings. The arresting or attachment of one or more of Oceanaut’s vessels could interrupt its cash flow and require it to pay large sums of funds to have the arrest lifted which would have a material adverse effect on Oceanaut’s financial condition and results of operations. In addition, in some jurisdictions, such as South Africa, under the ‘‘sister ship’’ theory of liability, a claimant may arrest both the vessel which is subject to the claimant’s maritime lien and any ‘‘associated’’ vessel, which is any vessel owned or controlled by the same owner. Claimants could try to assert ‘‘sister ship’’ liability against one of Oceanaut’s vessels for claims relating to another of its vessels.

Governments could requisition Oceanaut’s vessels during a period of war or emergency, resulting in loss of earnings.

A government could requisition for title or seize Oceanaut’s vessels. Requisition for title occurs when a government takes control of a vessel and becomes the owner. Also, a government could requisition Oceanaut’s vessels for hire. Requisition for hire occurs when a government takes control of a vessel and effectively becomes the charterer at dictated charter rates. Generally, requisitions occur during a period of war or emergency. Government requisition of one or more of Oceanaut’s vessels could have a material adverse effect on Oceanaut’s financial condition and results of operations.

Because Oceanaut will operate its vessels worldwide, terrorism and other events outside Oceanaut’s control may negatively affect its operations and financial condition.

Because Oceanaut will operate its vessels worldwide, terrorist attacks such as the attacks on the United States on September 11, 2001, the bombings in Spain on March 11, 2004 and in London on July 7, 2005, and the continuing response of the United States to these attacks, as well as the threat of future terrorist attacks, continue to cause uncertainty in the world financial markets and may affect Oceanaut’s business, results of operations and financial condition. The continuing conflict in Iraq may lead to additional acts of terrorism and armed conflict around the world, which may contribute to further economic instability in the global financial markets. These uncertainties could also have a material adverse effect on Oceanaut’s ability to obtain additional financing on terms acceptable to it or at all. In the past, political conflicts have also resulted in attacks on vessels, mining of waterways and other efforts to disrupt international shipping, particularly in the Arabian Gulf region. Acts of terrorism and piracy have also affected vessels trading in regions such as the South China Sea. Any of these occurrences could have a material adverse impact on our operating results, revenues and costs.

Terrorist attacks and armed conflicts may also negatively affect Oceanaut’s operations and financial condition and directly impact its vessels or its customers. Future terrorist attacks could result in increased volatility of the financial markets in the United States and globally and could result in an economic recession in the United States or the world. Any of these occurrences could have a material adverse impact on Oceanaut’s financial condition and costs.

39

 forward-looking statements

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as ‘‘may,’’ ‘‘expect,’’ ‘‘anticipate,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘intend,’’ and ‘‘continue’’ or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other ‘‘forward-looking’’ information.

Oceanaut believes it is important to communicate its expectations to its shareholders. However, there may be events in the future that Oceanaut is not able to accurately predict or over which Oceanaut has no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Oceanaut in its forward-looking statements, including among other things:

•	the number and percentage of Oceanaut shareholders voting against the vessel acquisition proposal;

•	changing interpretations of generally accepted accounting principles;

•	outcomes of litigation, claims, inquiries or investigations;

•	continued compliance with government regulations;

•	statements about industry trends;

•	general economic conditions; and

•	geopolitical events and regulatory changes.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Oceanaut or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Oceanaut undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the approval of the acquisition you should be aware that the occurrence of the events described in the ‘‘Risk Factors’’ section and elsewhere in this proxy statement could have a material adverse effect on Oceanaut upon completion of the vessel acquisition.

THE OCEANAUT SPECIAL MEETING

The Oceanaut Special Meeting

Oceanaut is furnishing this proxy statement to you as part of the solicitation of proxies by the Oceanaut board of directors for use at the special meeting in connection with the proposed vessel acquisition and investment. This proxy statement provides you with the information you need to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting will be held at 10:00 a.m., Eastern Standard Time, on [                    ], 2007, at the offices of Mintz Levin Cohn Ferris Glovsky & Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, New York 10017.

Purpose of the Special Meeting

At the special meeting, the holders of Oceanaut common stock are being asked to:

•	approve the acquisition of nine dry bulk carriers pursuant to the terms and conditions of the Master Agreement and the nine MOAs, each dated as of October 12, 2007, by and between Oceanaut and each of the Sellers;

•	approve the issuance of 10,312,500 shares of our common stock at a purchase price of $8.00 per share in a private placement for the purposes of raising gross proceeds of $82,500,000, substantially all of which will be used by us as a portion of the consideration required for the vessel acquisition, as well as for working capital and expansion capital;

•	approve the amendment of Oceanaut’s amended and restated articles of incorporation to make the following changes: (1) ‘‘Article THIRD’’ of Oceanaut’s articles of incorporation would be amended by deleting the proviso at the end of the second sentence of ‘‘Article THIRD,’’ which deals with the dissolution and liquidation of Oceanaut in the event that Oceanaut does not consummate a business combination within the required time period, (2) ‘‘Article THIRD’’ of Oceanaut’s articles of incorporation would be further amended by deleting the third sentence of ‘‘Article THIRD,’’ which contains the requirement that all amendments to ‘‘Article THIRD’’ be approved by all of Oceanaut’s public shareholders, (3) ‘‘Article FIFTH’’ of Oceanaut’s articles of incorporation would be amended so that the text of the first paragraph and paragraphs A, B, C, D, E and G of ‘‘Article FIFTH’’ would be deleted in their entirety and paragraph F of ‘‘Article FIFTH’’ would be revised to remove the ‘‘F’’ designation from the beginning of the paragraph and (4) the number designations of the remaining articles would be adjusted accordingly; and

•	adjourn the special meeting in the event that Oceanaut has not received the requisite shareholder vote to approve all three proposals.

Oceanaut’s board of directors:

•	has unanimously determined that each of the vessel acquisition and the investment is, from a financial point of view, fair to, and in the best interests of, Oceanaut and its shareholders;

•	has unanimously determined that the consideration to be paid by Oceanaut in connection with the vessel acquisition is fair to its current shareholders from a financial point of view and the fair market value of the nine dry bulk carriers being acquired is greater than 80% of the value of the net assets of Oceanaut at the time of the execution of the Master Agreement and the MOAs;

•	has unanimously approved the vessel acquisition, the private placement, the amendments to the amended and restated articles of incorporation and all transaction agreements required to consummate such transactions; and

•	unanimously recommends that the holders of Oceanaut common stock vote (i) ‘‘FOR’’ the vessel acquisition proposal, (ii) ‘‘FOR’’ the investment proposal and (iii) ‘‘FOR’’ the amendment proposal.

Record Date; Who is Entitled to Vote

The record date for the special meeting is [                ], 2007. Record holders of Oceanaut common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were                    issued and outstanding shares of Oceanaut common stock.

Each share of Oceanaut common stock is entitled to one vote at the special meeting.

The founding shareholders have agreed to vote: (i) all of the shares of common stock they acquired prior to the private placement in the same way as the majority of the shares of common stock voted by the public shareholders with respect to the vessel acquisition proposal and (ii) all of the shares of common stock acquired by them in the private placement and any shares of Oceanaut common stock they may acquire in the future in favor of the vessel acquisition proposal. The public shareholders are free to vote their shares as they see fit.

The quorum for the special meeting is the presence, in person or by proxy, of holders of a majority of the issued and outstanding shares of common stock. A quorum is the minimum number of issued and outstanding shares of common stock, the holders of which must be present at a meeting in order to duly convene the meeting. Shares held by shareholders who are present in person at the meeting but who do not vote or who mark their proxy cards to show abstentions, and shares represented by broker non-votes, are included for purposes of determining the presence of a quorum.

Oceanaut’s issued and outstanding warrants do not have voting rights and holders of Oceanaut warrants will not be entitled to vote at the special meeting.

Oceanaut Shares

The units (and the shares of common stock included in the units) issued in our initial public offering were available initially only in book-entry form and are currently represented by one or more global certificates, which were deposited with, or on behalf of, The Depository Trust Company, or DTC, and registered in its name or in the name of its nominee. Accordingly, all of the public shares are held in ‘‘street name.’’

Voting Your Shares

Your proxy card shows the number of shares of Oceanaut common stock that you own.

There are two ways to vote your shares of Oceanaut common stock at the special meeting:

•	You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your ‘‘proxy,’’ whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted, as recommended by the Oceanaut board, ‘‘FOR’’ the vessel acquisition proposal, ‘‘FOR’’ the investment proposal and ‘‘FOR’’ the amendment proposal.

•	You can attend the special meeting and vote in person. Oceanaut will give you a ballot when you arrive, however, you must get a proxy from the broker, bank or other nominee that is the record holder of your shares. That is the only way Oceanaut can be sure that your broker, bank or other nominee has not already voted your shares.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your Oceanaut common stock, you may call Christopher J. Georgakis at +30-210-620-9520.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider Proposal 1, Proposal 2 and Proposal 3. Under Oceanaut’s by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting.

Changing Your Vote or Revoking Your Proxy

You may change your vote by ensuring your bank, broker or other nominee sends a later-dated, signed proxy card to Christopher J. Georgakis at Oceanaut, but such later-dated proxy must be received by Oceanaut no later than 12:00 P.M., New York City time, on [                        ], 2007 (the business day prior to the date of the special meeting of Oceanaut shareholders).

You also may revoke your proxy by ensuring your bank, broker or other nominee sends a notice of revocation to Christopher J. Georgakis at Oceanaut, but such revocation must be received by Oceanaut no later than 12:00 P.M., New York City time, on [                        ], 2007 (the business day prior to the date of the special meeting of Oceanaut shareholders).

You may also change your vote or revoke your proxy by obtaining a proxy from the record holder of your shares authorizing you to vote your shares or revoke your proxy, attending the special meeting and requesting a ballot and voting at the special meeting or requesting return of your proxy, as applicable.

Vote Required

The vessel acquisition will be approved if: (a) a majority of the shares of Oceanaut’s common stock issued in its initial public offering and outstanding as of the record date that are present or represented at the meeting vote in favor of the vessel acquisition proposal; and (b) no more than approximately 29.99% of the public shares (or 5,624,999 shares of common stock) both vote against the vessel acquisition proposal and properly exercise their conversion rights.

Abstentions and Broker Non-Votes

An abstention, since it is not an affirmative vote in favor of a respective proposal but adds to the number of shares present in person or by proxy, (i) will have the same effect as a vote against the vessel acquisition proposal but will not have the effect of converting your shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Oceanaut’s initial public offering are held, unless an affirmative election voting against the vessel acquisition proposal is made and an affirmative election to convert such shares of common stock is made on the proxy card, (ii) will have the same effect as a vote against the investment proposal and (iii) will be treated as a vote against the amendment proposal.

A failure to vote will have no impact upon the approval of the matters referred to in (i) and (ii) above, but, as the amendment proposal requires a majority of all outstanding shares of common stock, will have the effect of a vote against such proposal. Failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account.

Conversion Rights

Pursuant to Oceanaut’s amended and restated articles of incorporation, Oceanaut’s public shareholders have the right to vote against the vessel acquisition proposal and demand that Oceanaut convert all (and not less than all) of their public shares into cash at the conversion price per share. If you properly exercise your conversion rights, then you will be irrevocably exchanging your shares of common stock for cash and will no longer own those shares of common stock. Based on the amount of cash held in the trust account as of October 22, 2007, without taking into account any interest accrued after such date, you will be entitled to convert each public share that you own into approximately $8.10 per share. You may only demand that Oceanaut covert your shares by checking the box on the proxy card and, at the same time, ensuring your bank or broker complies with the requirements described elsewhere herein. You will only be entitled to receive cash for those shares if you continue to hold those shares through the initial closing date of the vessel acquisition.

If you convert your shares of common stock, you will still have the right to exercise any warrants you own in accordance with their terms.

If the vessel acquisition is not completed, then your shares will not be converted at this time, even if you so demanded.

Prior to exercising conversion rights, Oceanaut shareholders should verify the market price of Oceanaut’s common stock, as they may receive higher proceeds from the sale of their shares in the public market than from exercising their conversion rights. The closing price of Oceanaut’s common stock on [                    ], 2007, the last trading day before the date of this proxy statement, was $[        ].

Conversion Procedures

If you wish to exercise your conversion rights, you must:

•	affirmatively vote against approval of the vessel acquisition proposal;

•	demand that your shares of Oceanaut common stock be converted into cash in accordance with the procedures described in this proxy statement; and

•	ensure that your bank or broker complies with the procedures described in the next paragraph.

Your bank or broker must, by 5:00 P.M., New York City time, on [                        ], 2007, the business day prior to the special meeting, electronically transfer your shares to the DTC account of Continental Stock Transfer & Trust Company, our stock transfer agent, and provide Continental Stock Transfer & Trust Company with the necessary stock powers, written instructions that you want to convert your shares and a written certificate addressed to Continental Stock Transfer & Trust Company stating that you were the owner of such shares as of the record date, you have owned such shares since the record date and you will continue to own such shares through the initial closing of the acquisition. If your bank or broker does not provide each of these documents to Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY 10004, attn: [                    ], tel. [                    ], fax [                    ] by 5:00 p.m., New York City time, on [                        ], 2007, the business day prior to the special meeting, your shares will not be converted.

If you demand conversion of your shares, and later decide that you do not want to convert such shares, your bank or broker must make arrangements with Continental Stock Transfers & Trust Company, at the telephone number stated above, to withdraw the conversion. To be effective, withdrawals of shares previously submitted for conversion must be completed prior to the commencement of the special meeting.

Continental Stock Transfer & Trust Company can assist with this process. We urge shareholders who may wish to exercise their conversion rights to promptly contact the account executive at the organization holding their account to accomplish these additional procedures. If such shareholders fail to act promptly, they may be unable to timely satisfy the conversion requirements.

Any action that does not include a vote against the vessel acquisition proposal will prevent you from exercising your conversion rights.

Solicitation Costs

Oceanaut is soliciting proxies on behalf of the Oceanaut board of directors, and Oceanaut will pay all costs of preparing, assembling and mailing the proxy materials. This solicitation is being made by mail. Oceanaut and its directors and officers may also solicit proxies in person, by telephone, by fax or by other electronic means and, in the event of such solicitations, the information provided will be consistent with this proxy statement and enclosed proxy card. These persons will not receive any additional compensation for these services. Oceanaut will ask banks, brokers and nominees to forward its proxy materials to their beneficial owners and to obtain their authority to execute proxies and voting instructions. Oceanaut will reimburse them for their reasonable expenses. We have retained the proxy-soliciting firm of Morrow & Co. to assist in the solicitation of proxies and provide related advice and informational support, at a cost of approximately $[        ].

Stock Ownership

There are 24,875,000 outstanding shares of Oceanaut common stock. Excel, Oceanaut’s directors and officers and their affiliates and related parties, own an aggregate of approximately 23.7% of the outstanding shares. All of these shareholders have agreed to vote: (i) all of the shares of common stock they acquired prior to the private placement in the same way as the majority of the shares of common stock voted by the public shareholders with respect to the vessel acquisition proposal and (ii) all of the shares of common stock acquired by them in the private placement and any shares of Oceanaut common stock they may acquire in the future in favor of the vessel acquisition proposal. The public shareholders are free to vote their shares as they see fit.

The following table sets forth information regarding the beneficial ownership of shares of common stock as of the record date, by each person known by us to own beneficially 5% or more of our outstanding common stock, each of our directors and officers, and all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership(2)		Percentage of Outstanding Common Stock
Excel Maritime Carriers Ltd.(3)	4,640,625	(8)	18.9%
Satellite Asset Management, L.P.(4)	3,399,900	(9)	13.8%
Satellite Fund Management LLC (4)	3,399,900	(9)	13.8%
Andrew Weiss(5)	3,197,900	(10)	13.0%
Fir Tree, Inc. (6)	2,100,000	(11)	8.5%
Sapling LLC (6)	1,681,680	(11)	6.7%
Satellite Overseas Fund, Ltd.(4)	1,613,270	(9)	6.6%
HBK Investments L.P.(7)	1,293,300	(12)	5.3%
Gabriel Panayotides	351,562	(13)	1.4%
Christopher Georgakis	234,375	(13)	1.0%
Eleftherios (Lefteris) A. Papatrifon	234,375	(13)	1.0%
George Agadakis	234,375	(13)	1.0%
Ismini Panayotides	117,188	(13)	*
Jesper Jarlbaeck	0		*
Kevin G. Oates	0		*
Yannis Tsamourgelis	0		*
All directors and executive officers as a group (8 individuals)	1,171,875	(13)	4.8%

*	less than one (1%) percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Excel Maritime Carriers Ltd., 17th Km National Road Athens-Lamia & Finikos Street, 145 64 Nea Kifisia, Athens, Greece.
(2)	Pursuant to the rules established under the Securities Exchange Act of 1934, as amended, the foregoing parties may be deemed to be a ‘‘group,’’ as defined in Section 13(d) of such Act, by virtue of their affiliation with Excel Maritime Carriers Ltd.
(3)	5,022,620 (or 25.6%) of A Class common shares are owned by Argon S.A. and 55,676 (or 48.44%) of B Class common shares are owned by Boston Industries S.A. Argon S.A. is holding the A class common shares pursuant to a trust in favor of Sterling Trading Co., a corporation whose sole shareholder is Ms. Ismini Panayotides, our Vice President-Project Development. Ms. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares. Boston Industries S.A. is controlled by Mrs. Mary Panayotides, the spouse of our Chairman. Mr. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares.
(4)	623 Fifth Avenue, 19th Floor, New York, New York 10022.
(5)	29 Commonwealth Ave., Boston, Massachusets 02116.
(6)	505 Fifth Avenue, 23rd Floor, New York, New York, 10017.

(7)	300 Crescent Court, Suite 700, Dallas, Texas 75201.
(8)	These amounts do not include the shares of common stock underlying founding warrants, the insider warrants or the warrants included in the insider units.
(9)	Based on a Schedule 13G filed on April 11, 2007 with the SEC jointly by the following parties and indicating shared voting power: Satellite Fund II, L.P., Satellite Fund IV, L.P., Satellite Overseas Fund, Ltd., The Apogee Fund, Ltd., Satellite Overseas Fund V, Ltd., Satellite Overseas Fund VI, Ltd., Satellite Overseas Fund VII, Ltd., Satellite Overseas Fund VIII, Ltd., Satellite Overseas Fund IX, Ltd., Satellite Asset Management, L.P., Satellite Fund Management LLC and Satellite Advisors, L.L.C.
(10)	Based on a Form 4 filed on August 8, 2007 with the SEC by Andrew Weiss. Shares reported herein represent shares beneficially owned by (i) a private investment partnership of which Mr. Weiss is the Managing Member of the General Partner and (ii) a private investment corporation of which Mr. Weiss is the Managing Member of the Investment Manager. Based on a Schedule 13G filed on April 27, 2007 with the SEC, Mr. Weiss beneficially owns the shares as part of a group with shared voting power that includes the following members: Andrew Weiss, Weiss Asset Management, LLC and Weiss Capital LLC.
(11)	Based on a Schedule 13G filed on March 9, 2007 with the SEC jointly by the following parties and indicating shared voting power: Sapling, LLC, Fir Tree Recovery Master Fund, L.P. and Fir Tree, Inc.
(12)	Based on a Schedule 13G filed on April 5, 2007 with the SEC jointly by the following parties and indicating shared voting power: HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P.
(13)	These amounts do not include the shares of common stock underlying the founding warrants.

PROPOSAL 1 — THE VESSEL ACQUISITION PROPOSAL

The discussion in this proxy statement of the vessel acquisition and the principal terms of the Master Agreement and each MOA, each dated as of October 12, 2007, by and among Oceanaut and each applicable Seller is subject to, and is qualified in its entirety by reference to, the Master Agreement and the applicable MOA. A copy of the Master Agreement and each MOA is attached as an annex to this proxy statement and is incorporated in this proxy statement by this reference.

General Description of the Vessel Acquisition

Pursuant to the Master Agreement and the several MOAs, Oceanaut will acquire nine dry bulk carriers, including five newbuilding vessels, from the several Sellers for an aggregate purchase price of $700 million in cash. This fleet of dry bulk carriers includes two Capesize, four Panamax and three Supramax vessels. These dry bulk carriers transport a variety of dry bulk cargoes such as coal, iron ore and grain. The vessels have a combined cargo-carrying capacity of 809,000 deadweight tons and an average fleet age of approximately seven years upon delivery of all newbuilding vessels. On the initial closing date, title to, and delivery of, at least two but not more than four vessels, whose aggregate fair market value is equal at least to 80% of Oceanaut’s net assets (excluding deferred underwriting discounts and commissions in the amount of $4.5 million), will be transferred and effectuated by the Seller of each vessel to Oceanaut in accordance with the terms and condition of each MOA relating to each such vessel. All of the Capesize and Supramax vessels are newbuildings; the two Supramax dry bulk carriers are scheduled for delivery in 2008 and the third Supramax dry bulk carrier, together with the two Capesize dry bulk carriers, are scheduled for delivery in 2009.

Each of the Sellers is a single vessel-owning entity, a customary form of vessel ownership in the shipping industry, that is controlled by members of the Athens-based Restis family: Cape Ann Marine Inc., a British Virgin Islands company; Cape Breton Marine Inc., a British Virgin Islands company; Ikeston Star Shipping Inc., a British Virgin Islands company; Pavey Services Ltd., a British Virgin Islands company; Shoreline Universal Limited, a British Virgin Islands company; Spelman International Corp., a British Virgin Islands company; Kalistos Maritime S.A., a Marshall Islands corporation; Kalithea Maritime S.A., a Marshall Islands corporation; and Karyatides Maritime S.A., a Marshall Islands corporation.

The Restis family has been engaged in the international shipping industry for more than forty years, including the ownership and operation of more than sixty vessels in various segments of the shipping industry, including cargo and chartering interests. The separate businesses controlled by members of the Restis family, when taken together, comprise one of the largest independent shipowning and management groups in the dry bulk sector of the shipping industry. Through our separate agreements with affiliates of the Restis family in respect of the management of our vessels and the chartering of seven of the nine vessels in our initial fleet upon their delivery to us, we expect to benefit from their extensive industry experience and established relationships. We believe that Safbulk has achieved a strong reputation in the international shipping industry for efficiency and reliability that should create new employment opportunities for us with a variety of well-known charterers.

After the initial closing, Maryville Maritime Inc., an affiliate of Excel Maritime Carriers Ltd., will provide technical management services and Safbulk Pty Ltd., an affiliate of companies controlled by members of the Athens-based Restis family, will provide commercial management services to Oceanaut’s fleet. Each of the nine vessels we have agreed to acquire will be chartered to South African Marine Corporation S.A., also an affiliate of companies controlled by the Restis family. We refer you to ‘‘Risk Factors – We will outsource the commercial management of our fleet to a company that is affiliated with the Sellers and the Investors, which may create conflicts of interest’’ for a discussion of potential conflicts of interest related to these arrangements.

Background of the Acquisition

On July 26, 2007, Gabriel Panayotides, the chairman of Oceanaut’s board, met with Victor Restis, whom he has known for many years. During this meeting, Mr. Panayotides informed Mr. Restis about the establishment of Oceanaut as a blank check company and Mr. Restis proposed a possible transaction involving the sale of a fleet of newbuilding and second hand vessels to Oceanaut.

On July 28, 2007, Gabriel Panayotides, Christopher Georgakis, Lefteris Papatrifon and Ismini Panayotides met to review and discuss the business transaction proposed by Mr. Restis.

From July 30, 2007 to August 3, 2007, representatives from the Restis family and Oceanaut exchanged information regarding the proposed fleet and other aspects of the proposed transaction.

On August 6, 2007, representatives from the Restis family and Oceanaut met to develop the potential transaction structure. Further discussions were held, during which financial models were also developed and analyzed.

From August 14, 2007 to August 20, 2007, representatives of the Restis family and Oceanaut negotiated the terms of a non-binding letter of intent and finalized the terms of the transaction.

On August 20, 2007, Excel waived its rights under the business opportunity right of refusal agreement with respect to the vessel acquisition and investment, permitting Oceanaut to pursue the business combination transaction described in this proxy statement.

On August 20, 2007, the parties executed the non-binding letter of intent.

On September 7, 2007, the parties executed Addendum No. 2 to the letter of intent, pursuant to which it was agreed that the number of vessels being purchased by Oceanaut would be reduced from ten to nine vessels and adjusting the aggregate purchase price accordingly. The first addendum to the letter of intent listed the vessel prices in annex form.

On September 28, 2007, while negotiating the terms of the definitive agreements, and as a result of substantial volatility in the dry bulk vessel market, representatives of the Restis family and Oceanaut agreed to renegotiate the terms of the letter of intent and increased the aggregate purchase price of the nine dry bulk vessels from $652 million to $700 million and increased the per share purchase price of Oceanaut’s common stock from $7.60 to $8.00, thereby decreasing the number of shares to be purchased from 10,855,263 to 10,312,500 shares of common stock.

From August 21, 2007 to October 12, 2007, the parties negotiated a number of commercial documents relating to the transaction, including the Master Agreement, the MOAs for the nine dry bulk carriers, the Commercial Management Agreement and the Technical Management Agreement, among others, culminating in the execution of such definitive agreements on October 12, 2007.

Prior to entering into the Master Agreement with the Sellers, Oceanaut considered fourteen other potential business combination transactions, including the vessel acquisition being proposed to our shareholders. These candidates were in various sectors of the shipping industry, including oil tankers, chemical tankers, container vessels and dry bulk carriers. All of the prospective business combinations were accorded serious consideration by Oceanaut’s executive officers but were rejected prior to reaching an agreement in principle. The following are some of the reasons that Oceanaut’s management decided to terminate the negotiations involving the thirteen other potential transactions:

•	undesirable pricing levels;

•	lack of long-term fleet charters;

•	inadequate charter rates;

•	insufficient transaction sizes;

•	undesirable vessel ages; and

•	sellers deciding not to sell.

The management of Oceanaut decided to enter into the Master Agreement and the MOAs because it concluded that the vessel acquisition, unlike the other thirteen transactions it had considered, was in the best interests of Oceanaut and its shareholders. In particular, Oceanaut believes that the dry bulk sector of the shipping industry currently provides the most attractive opportunities for a business combination, and that the Sellers and Investors are reputable vessel owners and operators in this highly fragmented sector. Management also believes that, not only is the fleet to be purchased well-diversified in terms of age, size and type of vessel, but the vessels in the fleet will be subject to charter parties that have been secured on favorable market terms. Finally, because the Investors (which are parties related to the Sellers), through their affiliates, will commercially manage the vessels and will have become significant shareholders in Oceanaut after the private placement, and because their affiliates will also charter the vessels, they will have a vested interest in the performance of the fleet and Oceanaut as a whole. Management believes that, through our separate agreements with affiliates of the Restis family in respect of the management of our vessels and the chartering of seven of the nine vessels in our initial fleet upon their delivery to us, Oceanaut will benefit from the Restis family’s extensive industry experience and established relationships. If the vessel acquisition and private placement have been approved, then we will need to amend the provisions of Oceanaut’s amended and restated articles of incorporation that will no longer be applicable as a result of the consummation of our business combination.

Interests of Oceanaut’s Directors and Officers in the Acquisition

In considering the recommendation of the board of directors of Oceanaut to vote for the vessel acquisition proposal, you should be aware that certain of Oceanaut’s directors and officers have interests in the acquisition that differ from, or are in addition to, those of Oceanaut shareholders generally. See ‘‘Certain Relationships and Related Party Transactions – Conflicts of Interest.’’ In particular:

•	Our corporate shareholder, Excel Maritime Carriers Ltd., or Excel, is a shipping company specializing in the worldwide seaborne transportation of dry bulk cargoes. Excel was incorporated under the laws of the Republic of Liberia on November 2, 1988, and its Class A common stock trades on the New York Stock Exchange under the symbol ‘‘EXM.’’ Excel currently owns approximately 23.7% of our issued and outstanding shares of common stock, as well as owns warrants to purchase an aggregate of 2,000,000 shares of our common stock at an exercise price of $6.00 per share, which become exercisable only upon our consummation of a business combination. For more information on Excel’s ownership of our securities, see the section entitled, ‘‘Principal Shareholders.’’

•	Messrs. Panayotides, Georgakis, Papatrifon and Agadakis are officers of both Excel and Oceanaut. Messrs. Panayotides and Georgakis also serve as members of the board of directors of both Excel and Oceanaut. Under Marshall Islands law, each of these individuals has a fiduciary duty to us, and not to Excel or any of our other shareholders or affiliates, in acting as our officer and/or director. These fiduciary duties include the duty of loyalty, which requires that an officer or director must exercise his or her powers in good faith in the best interests of the corporation he or she serves and not in the director’s or officer’s own interest or in the interest of another person or an organization with which the officer or director is associated. Thus, except for the significant, indirect influence as it may derive from the overlap in our management or being a principal shareholder of Oceanaut, Excel is not entitled to any input or influence with respect to our affairs.

•	The table below shows the unrealized profit on the shares and warrants owned by Excel, our directors and officers, based on closing prices of Oceanaut’s common stock and warrants of $8.65 and $2.33, respectively, as of October 22, 2007.

	Common Stock					Warrants
	Owned		Amount Paid(4)	Current Value(4)	Unrealized Profit(4)	Owned		Amount Paid(4)	Current Value(4)	Unrealized Profit(4)
Excel Maritime Carriers Ltd.(1)	4,640,625	(2)	$9,018,749	$40,141,406	$31,122,657	2,000,000	(5)	$2,000,000	$4,660,000	$2,660,000
						2,250,000	(6)	3,150,000	5,242,500	2,092,500
Gabriel Panayotides	351,562	(3)	1,875	3,041,011	3,039,136	225,000	(6)	315,000	524,250	209,250
Christopher Georgakis	234,375	(3)	1,250	2,027,344	2,026,094	150,000	(6)	210,000	349,500	139,500
Eleftherios (Lefteris) A. Papatrifon	234,375	(3)	1,250	2,027,344	2,026,094	150,000	(6)	210,000	349,500	139,500
George Agadakis	234,375	(3)	1,250	2,027,344	2,026,094	150,000	(6)	210,000	349,500	139,500
Ismini Panayotides	117,188	(3)	625	1,013,676	1,013,051	75,000	(6)	105,000	174,750	69,750
	5,812,500		$9,024,999	$50,278,125	$41,253,126	5,000,000		$6,200,000	$11,650,000	$5,450,000

(1)	5,022,620 (or 25.6%) of A Class common shares are owned by Argon S.A. and 55,676 (or 48.44%) of B Class common shares are owned by Boston Industries S.A. Argon S.A. is holding the A class common shares pursuant to a trust in favor of Sterling Trading Co., a corporation whose sole shareholder is Ms. Ismini Panayotides, our Vice President-Project Development. Ms. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares. Boston Industries S.A. is controlled by Mrs. Mary Panayotides, the spouse of our Chairman. Mr. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares.
(2)	These amounts do not include the shares of common stock underlying founding warrants, the insider warrants or the warrants included in the insider units.
(3)	These amounts do not include the shares of common stock underlying the founding warrants.
(4)	These amounts are rounded to the nearest dollar.
(5)	These amounts relate to the insider warrants. These amounts do not include the warrants included in the insider units.
(6)	These amounts relate to the founding warrants.

•	In addition, pursuant to the Voting Agreement to be entered into as a condition to the Master Agreement, after the initial closing date, for so long as Excel and certain of its affiliates are the beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut, then Excel shall have the right to appoint to the board of directors (i) a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange and (ii) jointly, with the Investors, a Class A director, who shall qualify as a third independent director. If the beneficial or record ownership of Excel and certain of its affiliates, collectively, falls below 10% but is more than 5% of the issued and outstanding capital stock of Oceanaut, then Excel shall have the right to appoint to the board of directors only a Class B or Class C director (whichever of their term expires first).

•	Further, because it is possible that one or more of officers or directors may continue to serve as officers and/or on our board of directors after the consummation of our initial business combination, and such individuals may be paid fees for their services, the financial interest of such individuals may influence their motivation when determining whether a particular business combination is in our shareholders’ best interest and securing payment of such fees. Thus, they may be faced with a conflict of interest when determining whether a particular business combination is in our shareholders’ best interest. If conflicts arise, they may not necessarily be resolved in our favor.

•	Further, for the period ended December 31, 2006, no executives of Oceanaut received any compensation from Oceanaut. We have agreed to pay each of the independent directors $75,000 in cash per year for their service on our board of directors, payable pro rata from the start of their service and only upon the successful completion of a business combination. After the consummation of the business combination, we expect to compensate our officers and directors in accordance with market standards that are customary for publicly traded companies in the dry bulk sector of the shipping industry.

•	Moreover, Oceanaut has entered into a Technical Management Agreement with Maryville Maritime Inc., as technical manager, or Maryville, of all vessels to be owned by all of Oceanaut’s subsidiaries. Under the terms of the Technical Management Agreement, Maryville will perform certain duties that will include general administrative and support services necessary for the operation and employment of all vessels to be owned by all subsidiaries of Oceanaut, including, without limitation, crewing and other technical management, insurance, freight management, accounting related to vessels, provisions, bunkering, operation and, subject to Oceanaut’s instructions, sale and purchase of vessels.

Under the terms of the Technical Management Agreement, Maryville is entitled to receive a monthly fee of $17,000 per vessel, which fee may be increased annually by an amount equal to the percentage change in the CPI-U published by the United States Department of Labor from time to time. Maryville is not entitled to receive any monthly fee with respect to the vessels that are under construction until such time as each such vessel is delivered, although Maryville is entitled to reimbursement for reasonable expenses incurred in providing services in connection with such vessels.

Maryville is a wholly-owned subsidiary of, and provides technical management services to, Excel, a principal shareholder of Oceanaut. Christopher Georgakis, Gabriel Panayotides and George Agadakis are each a director and/or officer of Excel, and Mr. Agadakis is also the general manager of Maryville. Mr. Georgakis was involved in the negotiations relating to obtaining a proposal from Maryville for providing technical management services.

As described in the prospectus relating to our initial public offering, prior to engaging Maryville, which is an affiliate of Excel, we obtained bids for the technical management of the vessels from two unaffiliated, third parties. The third parties that provided bids to us provide technical management services to other shipping companies that are publicly-traded in the United States financial markets. These bids were considered by our board of directors, which ultimately decided to retain Maryville mainly due to its good reputation in the marketplace and its track record in managing Excel’s vessels. In addition, the fee proposed by Maryville in its bid was more favorable than the fees proposed by the unaffiliated third parties. The decision to retain Maryville was approved by Oceanaut’s board of directors, including the unanimous vote of our disinterested, ‘‘independent’’ directors, in accordance with the procedure described in our prospectus.

The Technical Management Agreement is for a term of three years, and is automatically renewable for consecutive periods of one year, unless either party is provided with three months’ written notice prior to the termination of such period.

Oceanaut’s Reasons for the Vessel Acquisition and Recommendation of Oceanaut’s Board of Directors

Oceanaut’s board of directors has concluded that the vessel acquisition is in the best interests of Oceanaut and its shareholders and that the vessel acquisition is fair, from a financial point of view, to Oceanaut’s shareholders. The Oceanaut board of directors also concluded that the fair market value of the nine dry bulk carriers is equal to at least 80% of Oceanaut’s net assets (excluding deferred underwriting discounts and commissions held in the trust account in the amount of $4.5 million) at the time of the execution of the definitive agreements for the vessel acquisition. The total consideration for the vessel acquisition is $700 million in cash. Eighty percent of Oceanaut’s net assets, as of August 20, 2007 (excluding deferred underwriting discounts and commissions held in the trust account in the amount of $4.5 million) is approximately $151,666,776.

In addition, Ladenburg Thalmann & Co. Inc., or ‘‘Ladenburg Thalmann,’’ rendered its opinion to Oceanaut’s board of directors that, as of the date of its opinion, and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as it considered relevant, the vessel acquisition is fair to Oceanaut and its shareholders from a financial point of view and that the vessels have a fair market value of at least 80% of Oceanaut’s net assets. The full text of the Ladenburg Thalmann fairness opinion, dated as of October 8, 2007, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Annex K.

Members of our management team have extensive experience in the shipping industry, and in the dry bulk sector of the shipping industry, in particular. Oceanaut believes that the dry bulk sector of the shipping industry currently provides the most attractive opportunities for a business combination, and that the Sellers and Investors are reputable vessel owners and operators in this highly fragmented sector. Management also believes that, not only is the fleet to be purchased well-diversified in terms of age, size and type of vessel, but the vessels in the fleet will be subject to charter parties that have been secured on favorable market terms. Finally, because the Investors (which are parties related to the Sellers), through their affiliates, will commercially manage the vessels and will have become significant shareholders in Oceanaut after the private placement, they will have a vested interest in the performance of the fleet and Oceanaut as a whole.

The board of directors also relied on due diligence reviews and analyses of the dry bulk carriers performed by various independent professionals, including financial, legal, accounting and other consultants retained for such purpose. Oceanaut engaged two law firms, who performed legal due diligence and advised Oceanaut in the negotiations of the terms of the Master Agreement and the MOAs and related agreements. The consultants were paid primarily based on the amount of time spent on the engagement and are reimbursed reasonable out-of-pocket expenses. As part of the financing of the transaction, Oceanaut and certain financial institutions and their legal advisors performed additional due diligence as required to obtain financing commitments. The financial institutions financing the transaction and their legal advisors are paid at, or shortly after, closing of the transaction upon funding.

Oceanaut conducted a due diligence review of the dry bulk carriers and the Sellers that included a review, among other things, of the Seller’s charter documents and corporate minutes and the vessels’ records of the relevant classification society. All second hand vessels have been physically inspected, and a divers’ inspection will be conducted prior to each second hand vessels’ delivery to Oceanaut. Finally, the company has reviewed the specification plans, general arrangement plans and other documentation relating to the newbuilding vessels.

Oceanaut’s board of directors considered a wide variety of factors in connection with its evaluation and recommendation to approve the Master Agreement the several MOAs and the other definitive agreements. The board relied on an analysis or review of various factors, including, but not limited to, the following:

•	the quality of the vessels to be delivered at the initial closing and the vessels to be delivered at the subsequent closings, including the average vessel age of approximately 7 years, when including the newbuildings;

•	the diversification among the fleet, specifically with respect to the ages, sizes and types of vessels;

•	the strong demand for raw materials in recent years by developing countries, particularly China and India, that has resulted in robust growth for dry bulk shipping as well as increased charter rates;

•	Oceanaut’s management team’s knowledge of and experience in the shipping industry, particularly within the dry bulk sector;

•	the Sellers’ obligations under the Master Agreement to procure time charters at predetermined charter rates, which would provide predictable revenues with respect to all of the vessels;

•	the fact that the Sellers are unaffiliated third parties;

•	the assessment by Oceanaut management that the data provided by Drewry supported the view that dry bulk vessel values were in an environment of further increases at the time the purchase price was agreed upon; and

•	the fact that the agreement to purchase the nine vessels from the Sellers was the result of a comprehensive review conducted by Oceanaut’s board (with the assistance of its financial and legal advisors) of the strategic alternatives available to Oceanaut.

Oceanaut’s board of directors also considered potential risks relating to the vessel acquisition, including the following:

•	one or more Sellers may fail to deliver a vessel to Oceanaut;

•	the Sellers may fail to procure the time charters that meet the charter rates required by the Master Agreement;

•	the volatility of charter rates and vessel values in the dry bulk sector; and

•	the risks and costs to Oceanaut if the vessel acquisition is not completed, including the need to locate another suitable business combination or arrangement.

For further potential risks relating to the vessel acquisition, see the section entitled ‘‘Risk Factors’’ beginning on page 24.

Acquisition Financing

Oceanaut intends to use the proceeds of the private placement to the Investors to fund a portion of the aggregate purchase price of the nine dry bulk carriers. Oceanaut also intends to obtain debt financing in a maximum principal amount of $516.5 million, which debt will be secured by the vessels that Oceanaut has agreed to purchase as part of the vessel acquisition. Oceanaut intends to borrow an amount sufficient to fund the balance of the cash portion of the aggregate purchase price of the vessels to be delivered at the initial closing and the vessels to be delivered at a subsequent closing to the extent that funds in the trust account are used to pay converting shareholders. Following the acquisition of the nine vessels, Oceanaut expects to have working capital of approximately $[            ] million. Any excess funds that may still be available under any credit facility will be used for additional vessel acquisitions and to provide working capital.

Required Vote

The acquisition will be approved if: (a) a majority of the shares of Oceanaut’s common stock issued in its initial public offering and outstanding as of the record date that are present or represented at the meeting vote in favor of the vessel acquisition proposal; and (b) no more than approximately 29.99% of the public shareholders (or 5,624,999 shares of common stock) both vote against the vessel acquisition proposal and properly exercise their conversion rights.

If your broker holds your shares in its name and you do not give the broker voting instructions, your broker cannot vote your shares. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and, therefore, will have no effect on the outcome of this proposal.

Recommendation

After careful consideration of the terms and conditions of the proposed vessel acquisition, the board of directors of Oceanaut has determined that the vessel acquisition and the transactions contemplated thereby are in the best interests of Oceanaut and its shareholders and that the vessel acquisition is fair, from a financial point of view, to its shareholders. See the section entitled, ‘‘Fairness Opinion.’’ Oceanaut’s board of directors unanimously recommends that you vote or give instructions to vote ‘‘FOR’’ the vessel acquisition proposal.

The foregoing discussion of the information and factors considered by the Oceanaut board of directors is not meant to be exhaustive, but includes the material information and factors considered by Oceanaut’s board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE ‘‘FOR’’ THE VESSEL ACQUISITION PROPOSAL.

THE ACQUISITION AGREEMENTS

The summary of the material terms of the Master Agreement, the MOAs, the Commercial Management Agreement and the Technical Management Agreement appearing below and elsewhere in this proxy statement is subject to the terms and conditions of all such agreements, forms of which are attached to this proxy statement as Annex A through Annex J and Annexes O and P. This summary may not contain all of the information about the Master Agreement, the MOAs, the Commercial Management Agreement and the Technical Management Agreement that is important to you. We encourage you to read carefully all such agreements in their entirety.

The Master Agreement; The Nine Memoranda of Agreement or MOAs

Purchase Price and Delivery of the Nine Vessels

Pursuant to the MOAs, Oceanaut will acquire nine vessels (two Capesize, five Panamax and three Supramax dry bulk carriers) from the Sellers for an aggregate purchase price of $700 million in cash. On the initial closing date of the vessel acquisition, Oceanaut will deposit an aggregate of $140,000,000, in separate joint interest-bearing accounts, representing a deposit of 20% of the aggregate purchase price, with the balance of the purchase price for each vessel to be paid against delivery of such vessel. The sale and delivery of each of the nine dry bulk vessels is governed by the terms and conditions of a standard Memorandum of Agreement approved by the Baltic and International Maritime Council, or BIMCO, under code name SALEFORM 1993, as further negotiated by the parties.

On the initial closing date, title to, and delivery of, at least two but not more than four vessels, whose aggregate fair market value is equal at least to 80% of Oceanaut’s net assets (excluding deferred underwriting discounts and commissions in the amount of $4.5 million), will be transferred and effectuated by the Seller of each vessel to Oceanaut in accordance with the terms and conditions of each MOA relating to each such vessel. The balance of the second hand vessels are to be delivered as soon as possible after the applicable closing date in accordance with the terms and conditions of each MOA relating to each such vessel, each having a canceling date 60 days after the applicable closing date. The ownership and possession of each vessel that is currently under construction will be transferred and delivered to Oceanaut as soon as reasonably possible with the delivery of each such vessel from the shipyard to each respective Seller. The Master Agreement and the MOAs shall automatically terminate if the initial closing has not occurred by March 15, 2008, unless any Seller opts to extend the date of the initial closing in accordance with the terms of the Master Agreement, in which case such date will be March 30, 2008, or such later date as the Investors may specify from time to time in writing to Oceanaut.

Subsidiaries of Oceanaut and South African Marine Corporation S.A., an affiliate of the Sellers, will enter into time charter parties for all vessels (except for the BERGEN MAX and the MIDDEN MAX, which are currently in the process of being performed) by no later than one business day prior to the filing of the definitive proxy statement. Each charter party shall commence as of the delivery of each vessel to Oceanaut to which such charter party relates (except for the charter parties of the M/V BERGEN MAX and the M/V MIDDEN MAX, which are currently scheduled for redelivery under their time charters in the first quarter of 2009 and third quarter of 2009, respectively).

The table below provides summary information about the nine dry bulk carriers:

						Expected Employment
Vessel	Seller	Type	Dwt	Year Built	Fair Market Value(1)	Term of Time Charter Party	Daily Time Charter Hire Rate(4)
Hull No. S1024	Cape Ann Marine Inc.	Capesize	175,000	2009	$131,000,000	5 years	$45,000
Hull No. S1025	Cape Breton Marine Inc.	Capesize	175,000	2009	131,000,000	5 years	$45,000
BERGEN MAX	Ikeston Star Shipping Inc.	Panamax	73,500	1994	50,000,000	2 years(2)	$28,500
BREMEN MAX	Pavey Services Ltd.	Panamax	73,500	1993	60,500,000	2 years	$55,000
HAMBURG MAX	Shoreline Universal Limited	Panamax	73,500	1994	63,500,000	2 years	$55,000
MIDDEN MAX	Spelman International Corp.	Panamax	73,500	1993	61,000,000	2 years(3)	$38,000
Hull No. KA215	Kalistos Maritime S.A.	Supramax	55,000	2008	69,500,000	3 years	$42,000	(5)
Hull No. KA216	Kalithea Maritime S.A.	Supramax	55,000	2008	69,500,000	3 years	$36,000	(5)
Hull No. KA217	Karyatides Maritime S.A.	Supramax	55,000	2009	64,000,000	3 years	$33,000
Total			809,000		$700,000,000

(1)	Based on the average of the updated appraisals from Associated Shipbroking S.A.M. and Barry Rogliano Salles.
(2)	The time charter party for the M/V BERGEN MAX is due to expire in the first quarter of 2009, and will be novated to Oceanaut upon delivery to Oceanaut by Ikeston Star Shipping Inc. The charter hire rate for this vessel includes 5% total commission consisting of 3.75% address and 1.25% brokerage commissions payable to third parties.
(3)	The time charter party for the M/V MIDDEN MAX is due to expire in the third quarter of 2009, and will be novated to Oceanaut upon delivery to Oceanaut by Spelman International Corp. The charter hire rate for this vessel includes 5% total commission consisting of brokerage and address commissions payable to third parties.
(4)	All charter hire rates are inclusive of a commission of 1.25% payable to Safbulk, as commercial manager, and 2.5% address commission payable to South African Marine Corporation S.A. as the charterer represents the actual daily time charter rates that the Sellers have procured subsequent to the date of the Master Agreement.
(5)	The parties have agreed that the first and second Supramaxes to be delivered in 2008 will be chartered at a daily time charter hire rate of $42,000 and $36,000, respectively. It is not yet known in what order Hulls numbered KA215 and KA216 will be delivered.

The Sellers have a fixed legal obligation under the MOAs to deliver the vessels to Oceanaut. The inability of the Sellers to deliver a vessel under an MOA would arise only in rare circumstances, for example, if the vessel becomes an actual, constructive or compromised total loss. In such circumstance, if a Seller does not deliver a vessel, the terms of the MOA provide that the deposit (inclusive of the interest) would be returned to Oceanaut and the MOA would become null and void. In the event that a Seller fails to deliver a vessel for any other reason, Oceanaut may take legal action against such Seller seeking damages for the Seller’s breach of its obligations under the MOA.

The parties have agreed to other matters related generally to the performance of their duties under the Master Agreement, including, without limitation, the company’s obligation to file a proxy statement and obtain the approval of its shareholders, the parties’ requirement to maintain the confidentiality of each other party’s information disclosed during due diligence and negotiations and the parties using their commercially reasonable efforts to satisfy or cause to be satisfied all of the covenants, agreements and conditions set forth in the Master Agreement.

Other Covenants and Agreements

Pursuant to a voting agreement to be entered into by and among Oceanaut, Excel Maritime Carriers Ltd., or Excel, and the Investors at the initial closing, Oceanaut’s board of directors is to consist of five persons as of the initial closing date. For so long as (i) any of the Investors in the private placement or any combination of those Investors are beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut and (ii) Excel and certain of its affiliates are the beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut, then (i) the Investors in the private placement shall have the right, collectively, to appoint to the board of directors a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange, (ii) Excel shall have the right to appoint to the board of directors a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange and (iii) a Class A director, who shall qualify as a third independent director to serve on the board of directors, shall be appointed jointly by the Investors in the private placement and Excel. If the beneficial or record ownership of either the Investors in the private placement, collectively, or Excel and certain of its affiliates, collectively, falls below 10% but is more than 5% of the issued and outstanding capital stock of Oceanaut, then the investors in the private placement or Excel, as the case may be, shall have the right to appoint to the board of directors only a Class B or Class C director (whichever of their term expires first). Any vacancies on the board of directors not subject to designation by either the Investors in the private placement or Excel shall be filled in accordance with Oceanaut’s bylaws and applicable law.

The parties have also agreed that, as of the initial closing date, [                    ] will be President and Chief Executive Officer and [                        ] will be Chief Financial Officer. From and after the initial closing date, the company’s board of directors shall choose members of the company’s management.

The parties have agreed to other matters related generally to the performance of their duties under the Master Agreement, including, without limitation, Oceanaut’s obligation to file this proxy statement and obtain the approval of its shareholders, the parties’ requirement to maintain the confidentiality of each other party’s information disclosed during due diligence and negotiations and the parties using their commercially reasonable efforts to satisfy or cause to be satisfied all of the covenants, agreements and conditions set forth in the Master Agreement.

Closing Conditions

The consummation of the transactions contemplated by the Master Agreement are conditioned upon the following : (i) delivery by each party to such other party of a certificate to the effect that the representations and warranties of each party are true and correct in all material respects as of the applicable closing date; (ii) delivery by each party to such other party of a certificate to the effect that all covenants contained in the Master Agreement have been materially complied with by each party prior to or on the applicable closing date; (iii) the charter parties relating to the vessels on the terms outlined in the Master Agreement have been duly executed and delivered by each of Oceanaut (or its relevant nominated subsidiary) and South African Marine Corporation S.A., an affiliate of the Sellers, in accordance with the terms of the Master Agreement; (iv) no legal or governmental action, suit or proceeding shall have been instituted or threatened before any court, administrative agency or tribunal, and no order, judgment or decree shall have been issued or proposed to be issued by any court, administrative agency or tribunal setting aside, restraining, enjoining or preventing the consummation of the Master Agreement or the transactions contemplated thereby; (v) the execution and delivery of the Voting Agreement, creating certain rights and obligations with regard to certain shareholders of the company after the initial closing, and the Registration Rights Agreement, granting certain registration rights to the Investors with respect to the shares of common stock to be purchased in the private placement; and (vi) the execution by and delivery to each party of each of the various closing deliveries required therein.

In addition to the foregoing, Oceanaut’s obligations to consummate the transactions contemplated by the Master Agreement are conditioned upon the approval by Oceanaut’s shareholders. If the vessel acquisition proposal and the investment proposal are not approved by the requisite vote of Oceanaut’s shareholders, the Master Agreement and the other definitive agreements will be deemed cancelled and of no further force and effect, with no further action required on the part of the parties.

Finally, the obligations of the Sellers to consummate the transactions contemplated by the Master Agreement, in addition to the obligations enumerated above, are conditioned upon the following: (i) from the date of the Master Agreement until the initial closing date, there shall have been no change, event or development that has had, or would reasonably be expected to have, a material adverse effect on Oceanaut; (ii) Oceanaut shall have obtained the resignations of the members of its board of directors such that the Oceanaut’s board of directors, immediately after the initial closing, shall be constituted as agreed by the parties in the Voting Agreement to be executed on the initial closing date; and (iii) each of Oceanaut’s nominated subsidiaries shall have become parties to the each of the Technical and Commercial Management Agreements.

Representations and Warranties

The Master Agreement contains representations and warranties of each of Oceanaut and the Sellers, as applicable, that are customary for transactions of this type, relating to, among other things,

proper corporate organization and similar corporate matters; due authorization, performance and enforceability of the Master Agreement; the requirement to obtain, or provide, any prior governmental approval or notice; and the absence of litigation relating to the parties’ ability to enter into or to consummate their obligations under the Master Agreement.

In addition, under each of the MOAs, the respective Seller warrants that each vessel, at the time of its delivery, will be free of all encumbrances, mortgages and maritime liens or any other debts. The Sellers will indemnify Oceanaut against all claims made against each vessel incurred prior to delivery and Oceanaut will indemnify the applicable Sellers against all claims made against each vessel incurred after delivery.

Termination

The Master Agreement and the MOAs may be terminated at any time prior to the completion of the vessel acquisition, whether before or after receipt of shareholder approval, by mutual written consent of Oceanaut and a majority of the Sellers and the Investors. The Master Agreement and the MOAs shall automatically terminate if the initial closing has not occurred by March 15, 2008, unless any Seller opts to extend the date of the initial closing in accordance with the terms of the Master Agreement, in which case such date will be March 30, 2008, or such later date as the Investors may specify from time to time in writing to Oceanaut.

If permitted under applicable law, either Oceanaut or the Sellers may waive conditions for their own respective benefit and consummate the acquisition, even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the acquisition will occur.

Expenses

Under the Master Agreement, each of Oceanaut and each Seller are responsible for its own expenses in connection with the preparation, negotiation, execution and delivery of the MOAs and the Master Agreement.

Amendments

The Master Agreement may, at any time, and from time to time, before or after the holding of the Oceanaut shareholder meeting, be amended by mutual written agreement of the parties.

Private Placement; Investment

The Master Agreement also provides for the issuance by Oceanaut, and the purchase by the Investors, on a pro rata basis, of 10,312,500 shares of common stock at $8.00 per share resulting in aggregate gross proceeds of $82,500,000 to Oceanaut. For more information, see ‘‘Proposal 2 – The Investment Proposal.’’

Governing Law; Dispute Resolution

Each of the MOAs is governed by and construed under the laws of England without regard to conflicts of laws principles. The Master Agreement is governed by and construed under the laws of New York without regard to conflicts of laws principles. Any dispute under the Master Agreement will be referred to London arbitration.

The Commercial Management Agreement

Under the terms of the Commercial Management Agreement entered into with Safbulk Pty Ltd., or Safbulk, as commercial manager, Safbulk will provide commercial management services to Oceanaut’s subsidiaries, which include, among other things, seeking and negotiating employment for the vessels owned by the subsidiaries in accordance with the guidelines set forth in the Commercial Management Agreement, for which Safbulk is entitled to receive a commission of 1.25% calculated on the collected gross hire/freight/demurrage payable when such amounts are collected. The Commercial

Management Agreement is for a term of three years, and is automatically renewable for consecutive periods of one year, unless either party is provided with three months’ written notice prior to the termination of such period. Safbulk is affiliated with the Sellers and the Investors.

It is a condition to the consummation of the transactions contemplated by the Master Agreement that, upon delivery of each vessel, each subsidiary nominated by Oceanaut that takes delivery and thereafter owns each vessel shall execute a ‘‘deed of accession’’ in the form annexed to the Commercial Management Agreement, thereby agreeing to, and becoming bound by, the terms and conditions of the Commercial Management Agreement.

The Technical Management Agreement

Oceanaut has entered into a Technical Management Agreement with Maryville Maritime Inc., as technical manager, or Maryville, of all vessels to be owned by all of Oceanaut’s subsidiaries. Under the terms of the Technical Management Agreement, Maryville will perform certain duties that will include general administrative and support services necessary for the operation and employment of all vessels to be owned by all subsidiaries of Oceanaut, including, without limitation, crewing and other technical management, insurance, freight management, accounting related to vessels, provisions, bunkering, operation and, subject to Oceanaut’s instructions, sale and purchase of vessels.

Under the terms of the Technical Management Agreement, Maryville is entitled to receive a monthly fee of $17,000 per vessel, which fee may be increased annually by an amount equal to the percentage change in the CPI-U published by the United States Department of Labor from time to time. Maryville is not entitled to receive any monthly fee with respect to the vessels that are under construction until such time as each such vessel is delivered, although Maryville is entitled to reimbursement for reasonable expenses incurred in providing services in connection with such vessels.

Maryville is a wholly-owned subsidiary of, and provides technical management services to, Excel, a principal shareholder of Oceanaut. Christopher Georgakis, Gabriel Panayotides and George Agadakis are each a director and/or officer of Excel, and Mr. Agadakis is also the general manager of Maryville. Mr. Georgakis was involved in the negotiations relating to obtaining a proposal from Maryville for providing technical management services.

As described in the prospectus relating to our initial public offering, prior to engaging Maryville, which is an affiliate of Excel, we obtained bids for the technical management of the vessels from two unaffiliated, third parties. The third parties that provided bids to us provide technical management services to other shipping companies that are publicly-traded in the United States financial markets. These bids were considered by our board of directors, which ultimately decided to retain Maryville mainly due to its good reputation in the marketplace and its track record in managing Excel’s vessels. In addition, the fee proposed by Maryville in its bid was more favorable than the fees proposed by the unaffiliated third parties. The decision to retain Maryville was approved by Oceanaut’s board of directors, including the unanimous vote of our disinterested, ‘‘independent’’ directors, in accordance with the procedure described in our prospectus.

The Technical Management Agreement is for a term of three years, and is automatically renewable for consecutive periods of one year, unless either party is provided with three months’ written notice prior to the termination of such period.

It is a closing condition to the Master Agreement that, no later than one business day following approval by Oceanaut’s shareholders of the vessel acquisition, each subsidiary nominated by Oceanaut that will take delivery and own each vessel to be delivered at the initial closing shall execute a standard management agreement approved by BIMCO under code name SHIPMAN, in the form annexed to the Technical Management Agreement, thereby agreeing to, and becoming bound by, the terms and conditions of the Technical Management Agreement. The remaining subsidiaries that will take delivery and own the remaining vessels at the subsequent closings are required to execute such a form by no later than the initial closing date.

The Charters

Pursuant to the terms of the Master Agreement, we agreed on the rates for the time charters for all vessels (except for the M/Vs BERGEN MAX and MIDDEN MAX) with South African Marine

Corporation S.A., a company associated with members of the Restis family, to be effective subject to the initial closing taking place. The charter parties are for two, three and five year periods for each of the Panamaxes, Supramaxes and Capesizes, respectively, at the following charter rates (inclusive of a commission of 1.25% payable to Safbulk, Pty Ltd. as commercial manager, and a 2.5% address commission payable to South African Marine Corporation S.A., as charterer: (i) $55,000 per day for the Panamaxes; (ii) $42,000 per day for the first Supramax to be delivered in 2008; (iii) $36,000 per day for the second Supramax to be delivered in 2008; (iv) $33,000 per day for the Supramax to be delivered in 2009; and (v) $45,000 per day for the Capesizes. Each charter party shall commence as of the delivery of each vessel to Oceanaut (or its nominated subsidiary) to which such charter party relates, except for the charter parties of the M/Vs BERGEN MAX and the MIDDEN MAX, which are currently in the process of being performed. The time charter party for the M/V BERGEN MAX is for $28,500 per day, which charter party is due to expire in the first quarter of 2009, and the time charter party for the M/V MIDDEN MAX is for $38,000 per day, which charter party is due to expire in the third quarter of 2009.

PROPOSAL 2 — THE INVESTMENT PROPOSAL

Background

We are seeking your approval of the issuance of common stock representing greater than 20% of our common stock outstanding as of the date of such issuance in connection with a contemplated private placement of our common stock, which is a condition to the consummation of the vessel acquisition proposal described elsewhere in this proxy statement.

On October 12, 2007, Oceanaut entered into an Investment Agreement whereby, contemporaneously with the closing of the vessel acquisition, Oceanaut will, subject to satisfaction of the closing conditions referred to below, to issue to the Investors 10,312,500 shares of our common stock at a purchase price of $8.00 per share resulting in aggregate gross proceeds of approximately $82,500,000, which funds will be used to fund a portion of the vessel acquisition, as well as for working capital and expansion capital. The per-share price was based on the price of Oceanaut’s common stock on September 28, 2007, when the terms of the original letter of intent were renegotiated by the parties. Because such shares of common stock will not be purchased until after the shareholder vote on the proposed acquisition, the Investors in the private placement will not be entitled to vote on the proposed acquisition.

On the initial closing date, in connection with the private placement pursuant to the Investment Agreement, Oceanaut will also grant the Investors certain registration rights pursuant to the Registration Rights Agreement, under which Oceanaut will be obligated to register the resale of the shares of common stock that are issued to the Investors in the private placement. Until such time as a resale registration statement is filed and declared effective by the Securities and Exchange Commission, the shares of common stock to be issued in the private placement will be restricted and not eligible for sale by the holders of such stock unless pursuant to an exemption. In the event the vessel acquisition proposal is not approved or if the vessel acquisition not consummated, the contemplated private placement will not be completed.

Upon consummation of the private placement, the Investors will own approximately 29.6% of Oceanaut. The Investors, all of which are controlled by individual members of the Restis family, are: United Capital Investments Corp., a Liberian corporation; Atrion Shipholding S.A., a Marshall Islands corporation; Plaza Shipholding Corp., a Marshall Islands corporation; and Comet Shipholding Inc., a Marshall Islands corporation. The shares issued to the Investors in the private placement are subject to a 180-day lock up period.

Oceanaut’s legal fees and expenses for the private placement, as well as the costs and expenses for the filing of a resale registration statement, are incorporated within the total fees and expenses that Oceanaut will pay for the vessel acquisition. See the discussion on page 97 for detail on estimated transaction expenses.

On the initial closing date, Oceanaut, Excel and the Investors will also enter into a Voting Agreement. Pursuant to the Voting Agreement, after the initial closing, Oceanaut’s board of directors shall consist of five persons. For so long as (i) any of the Investors in the private placement or any combination of those Investors are beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut and (ii) Excel and certain of its affiliates are the beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut, then (i) the Investors in the private placement shall have the right, collectively, to appoint to the board of directors a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange, (ii) Excel shall have the right to appoint to the board of directors a Class B and Class director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange and (iii) a Class A director, who shall qualify as a third independent director to serve on the board of directors, shall be appointed jointly by the Investors in the private placement and Excel. If the beneficial or record ownership of either the Investors in the private placement, collectively, or Excel and certain of its affiliates, collectively, falls below 10% but is more than 5% of the issued and outstanding capital stock of Oceanaut, then the investors in the private placement or Excel, as the case may be, shall have the right to appoint to the board of directors only a Class B or Class C director (whichever of their term expires first). Any vacancies on the board of directors not subject to designation by either the Investors in the private placement or Excel shall be filled in accordance with Oceanaut’s bylaws and applicable law. From and after the initial closing date, the company’s board of directors shall choose members of the company’s management. Any vacancies on the board of directors not subject to designation by either the investors in the private placement or Excel shall be filled in accordance with Oceanaut’s bylaws and applicable law. The Voting Agreement shall terminate (i) upon the written consent of Excel and a majority-in-interest of the Investors; (ii) if none of the investors continue to own, individually or in the aggregate, at least 5% of the issued and outstanding shares of common stock of Oceanaut; (iii) if Excel and its affiliates collectively cease to own at least 5% of the issued and outstanding shares of common stock of Oceanaut; or (iv) 60 days after notice of termination is given by Excel to the Investors, on the one hand, or a majority-in-interest of the Investors to Excel, on the other hand, provided that the termination date in such notice is no earlier than four (4) years from the date of the Voting Agreement.

As of October 22, 2007 there were 24,562,500 shares of Oceanaut common stock issued and outstanding. As a result of the issuance of shares of Oceanaut common stock in the private placement financing, there are expected to be 35,417,763 shares, of Oceanaut common stock issued and outstanding. As a result of the dilutive effect of the issuance, for purposes of illustration, a shareholder who owned approximately 5% of Oceanaut’s outstanding shares of our common stock prior to the private placement, would own approximately 3.5% of the outstanding shares of Oceanaut common stock immediately following the closing of the private placement financing.

The Oceanaut board of directors has determined that the private placement financing is fair to the current Oceanaut shareholders because, at the time of the marketing of the private placement financing and the initial sale pursuant to the Master Agreement, the price being paid by Investors was the closing price of Oceanaut’s common stock on September 28, 2007, the Investors are not receiving warrants (as is sometimes, typical in a private placement transaction) and the shares being acquired are not immediately liquid. Additionally, the private placement financing was a negotiated agreement. Finally, the proceeds of the private placement will be used to fund a portion of the aggregate purchase price and, at the time of the private placement, the investors were paying market price for the shares.

The terms and conditions of the private placement financing, if approved along with the approval of the vessel acquisition, will be completed pursuant to the provisions of the Investment Agreement, which is attached hereto as Annex L, and are expected to be completed as promptly as practicable following the special meeting.

Because the private placement described in this financing proposal involves the issuance by us of shares of common stock that would represent more than 20% of our currently outstanding common stock in connection with a financing, the proceeds of which are being used for the acquisition of a company, shareholder approval of the financing is required to maintain our listing on the American Stock Exchange. In addition, the shareholder approval rules of American Stock Exchange require shareholder approval prior to the issuance of securities to any insider at a price that is below market, as is being undertaken in the private placement financing.

Description of the Private Placement Financing

The private placement financing is a condition to the consummation of the vessel acquisition, as described in the vessel acquisition proposal. Under the terms of the private placement, Oceanaut will issue 10,312,500 shares of its common stock at a per-share purchase price of $8.00 for aggregate gross proceeds of $82,500,000. As the per-share price of the common stock being issued in the investment is fixed, and not subject to adjustment at or prior to any closing relating to the acquisition, the price per-share price of our common stock that will be issued to the investors may be at a significant discount or premium to the closing price of our common stock as listed on the American Stock Exchange depending on the closing price of the common stock on the date of the closing of the financing. The issuance of the shares of common stock in the private placement will be substantially dilutive to our current shareholders. The Investors’ obligations to purchase the common stock are several and not joint.

The Master Agreement, Investment Agreement and the MOAs contain a number of closing conditions, representations and warranties of Oceanaut, as well as provisions for termination. These conditions, representations and provisions are discussed below and for the complete text of the Master Agreement, each MOA and the Investment Agreement, reference is made to Annex A through Annex J and Annex L.

The obligations of Oceanaut and the investors to consummate the private placement are subject to certain closing conditions, none of which are in the control of Investors, including:

•	Trading in Oceanaut’s common stock shall not have been suspended;

•	The approval of the private placement transaction by Oceanaut’s shareholders; and

•	The vessel acquisition shall have been approved by Oceanaut’s shareholders and the acquisition shall have closed.

The respective obligations of the Investors to consummate the private placement transaction are subject to certain closing conditions, including:

•	all representations and warranties of Oceanaut in the Investment Agreement shall be true and correct in all material respects as of each closing;

•	all obligations, covenants and agreements of Oceanaut required to be performed at or prior to each closing shall have been performed in all material respects;

•	there shall be no material adverse effect with respect to Oceanaut;

•	the consummation of the private placement transaction by Oceanaut (A) does not violate, conflict with, or constitute a default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or U.S. state or federal or foreign governmental agency or authority, or self-regulatory organization applicable to Oceanaut and (B) does not require from Oceanaut any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party, except for the approval of Oceanaut’s shareholders; and

•	investors shall have in the aggregate purchased shares of Oceanaut common stock for a total investment amount of at least $82,500,000.

In connection with the execution of the Master Agreement, Investment Agreement and the MOAs, Oceanaut made certain representations and warranties to the investors, including representations and warranties with respect to due incorporation and good standing, requisite corporate power and authority to enter into the private placement transaction, absence of material litigation and compliance with laws and agreements.

We anticipate that the private placement financing will close contemporaneously with the initial closing of the vessel acquisition. The complete text of the Investment Agreement is attached hereto as Annex L and is incorporated by reference to this proxy statement.

The principal purpose of the private placement financing is to obtain the funds necessary to pay a portion of the purchase price and complete the vessel acquisition as described in the vessel acquisition proposal. We believe that a portion of the proceeds from the private placement, approximately $[        ] million, will remain after completion of the acquisition that will be used for expansion and general working capital purposes.

The issuance of common stock to investors in the private placement will be made in reliance upon an available exemption from registration under the Securities Act of 1933, by reason of Section 4(2) thereof or other appropriate exemptions, to persons who are ‘‘accredited investors,’’ as defined in Regulation D promulgated under the Securities Act or otherwise in offshore transactions to non-U.S. persons under Regulation S and who meet other suitability requirements established for the private placement. Oceanaut did not independently conclude that the private placement investors met the definition of an ‘‘accredited investor’’ within the meaning of the federal securities laws, however, each Investor has represented, in the Investment Agreement, that each is an ‘‘accredited investor,’’ which representations have been relied upon by Oceanaut to support the reliance upon such claimed exemption.

Lock-Up Period

Pursuant to the Investment Agreement, during the 180 day period following the private placement, the Investors are prohibited from selling or otherwise transferring or disposing of any Oceanaut securities acquired by them in the private placement to any persons unaffiliated with such Investor, without our prior written consent.

Registration Rights

Pursuant to the Registration Rights Agreement, Oceanaut has granted the Investors in the private placement certain rights to have their shares of common stock registered for resale under the Securities Act of 1933, as amended. Oceanaut must timely file the registration statement (no later than two business days after the end of the 180 day lock-up period following the closing of the investment pursuant to the Investment Agreement), and cause it to be declared effective in a timely manner (within 90 days of filing of the registration statement). We have also granted the Investors certain piggy-back registration rights. Any costs associated with filing of the registration statement will be paid by Oceanaut.

The complete text of a form of Registration Rights Agreement is attached hereto as Annex M and is incorporated by reference to this proxy statement.

Voting Agreement

Pursuant to the Voting Agreement, after the initial closing, Oceanaut’s board of directors shall consist of five persons. For so long as (i) any of the Investors in the private placement or any combination of those Investors are beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut and (ii) Excel and certain of its affiliates are the beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut, then (i) the Investors in the private placement shall have the right, collectively, to appoint to the board of directors a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange, (ii) Excel shall have the right to appoint to the board of directors a Class B and Class director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange and (iii) a Class A director, who shall qualify as a third independent director to serve on the board of directors, shall be appointed jointly by the Investors in the private placement and Excel. If the beneficial or record ownership of either the Investors in the private placement, collectively, or Excel and certain of its affiliates, collectively, falls below 10% but is more than 5% of the issued and outstanding capital stock of Oceanaut, then the investors in the private placement or Excel, as the case may be, shall have the right to appoint to the board of directors only a Class B or Class C director (whichever of their term expires first). Any vacancies on the board of directors not subject to designation by either the Investors in the private placement or Excel shall be filled in accordance with Oceanaut’s bylaws and applicable law. From and after the initial closing date, the company’s board of directors shall choose members of the company’s management. Any vacancies on the board of directors not subject to designation by either the investors in the private placement or Excel shall be filled in accordance with Oceanaut’s bylaws and applicable law.

The Voting Agreement shall terminate (i) upon the written consent of Excel and a majority-in-interest of the investors; (ii) if none of the investors continue to own, individually or in the aggregate, at least 5% of the issued and outstanding shares of common stock of Oceanaut; (iii) if Excel and its affiliates collectively cease to own at least 5% of the issued and outstanding shares of common stock of Oceanaut; or (iv) 60 days after notice of termination is given by Excel to the investors, on the one hand, or a majority-in-interest of the investors to Excel, on the other hand, provided that the termination date in such notice is no earlier than four (4) years from the date of the Voting Agreement. The complete text of a form of Voting Agreement is attached hereto as Annex N and is incorporated by reference to this proxy statement.

Necessity of Shareholder Approval

The AMEX Company Guide requires shareholder approval in connection with the issuance of shares of common stock equal to 20% or more of the presently outstanding shares of common stock that results in proceeds to the company.

The number of shares of Common Stock outstanding on October 22, 2007 was 24,562,500. The provisions of the Master Agreement provides for the issuance of 10,312,500 shares of common stock and such issuance is greater than the AMEX 20% limitation. Pursuant to the Master Agreement, a condition to closing of the financing is the vessel acquisition, which also requires shareholder approval. Accordingly, if either the vessel acquisition proposal or the investment proposal is not approved, then neither the vessel acquisition nor the private placement pursuant to the Investment Agreement will be completed.

We are therefore now asking that the shareholders approve the issuance by us of greater than 20% of our outstanding common stock.

Effect of the Financing on Existing Shareholders

Advantages.    Prior to voting, each shareholder should consider the fact that the private placement financing will provide additional financing, substantially all of which will be used to complete the vessel acquisition and provide working capital and expansion capital. Each shareholder should consider the fact that if we do not complete the acquisition and related financing, we will continue as a blank check company until we find another suitable company to acquire or the trust is liquidated and Oceanaut ceases to operate as a public blank check company. Later financings may not be available to us in connection with another potential acquisition, or may be available, but not on the same acceptable terms and conditions as contained in the Master Agreement.

Disadvantages.    The private placement will have a substantial dilutive effect on our current shareholders. Our current shareholders’ aggregate percentage ownership will decline significantly as a result of the private placement. The number of shares issued pursuant to the private placement will increase substantially the number of shares of common stock currently outstanding. This means that our current shareholders will own a smaller interest in the company as a result of the private placement. On a primary basis, current shareholders will be reduced from owning 100% of the outstanding common stock to owning approximately 70.4% of our issued and outstanding shares of common stock. Currently, Excel and its affiliates own approximately 23.7% of our outstanding common stock. Following the consummation of the private placement, Excel and its affiliates will own approximately 16.7% and the Investors will own approximately 29.6% of our issued outstanding shares of common stock, respectively.

All shares of common stock issued in the private placement will be entitled to registration rights. Consequently, if these shares are registered, the shares may be freely transferable without restriction under the Securities Act of 1933, as amended, absent other securities law restrictions. Such free transferability could materially and adversely affect the market price of our common stock if a sufficient number of such shares are sold in the market.

As a result of the dilutive effect of the issuance, for purposes of illustration, a shareholder who owned approximately 5% of our outstanding shares of common stock prior to the private placement, would own approximately 3.5% of the outstanding shares of our common stock immediately following the closing of the private placement financing.

We are therefore now asking that the shareholders approve the issuance by us of greater than 20% of our common stock outstanding as of the date of such issuance in connection with the private placement.

Solely for illustrative purposes, the following table is designed to set forth information regarding the beneficial ownership of the common stock of Oceanaut of each person who is anticipated to own greater than 5% of Oceanaut’s outstanding common stock following the initial closing of the vessel acquisition, based on the following assumptions:

•	The current ownership of the entities and individuals identified remains unchanged, except for shares acquired as a result of certain insiders participating in the private placement financing;

•	the issuance of 10,312,500 shares of common stock as a result of the private placement financing;

•	the capital structure of Oceanaut remains unchanged such that 24,562,500 shares of common stock will continue to remain outstanding and has not increased as a result of any warrant exercises; and

•	no public shareholder will exercise his, her or its conversion rights.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Common Stock
Excel Maritime Carriers Ltd.(1)	4,640,625	(2)	13.3%
Satellite Asset Management, L.P.	3,399,900	(3)	9.7%
Satellite Fund Management LLC	3,399,900	(3)	9.7%
Andrew Weiss	3,197,900	(4)	9.2%
United Capital Investments Corp.	2,578,125		7.4%
Atrion Shipholding S.A.	2,578,125		7.4%
Plaza Shipholding Corp.	2,578,125		7.4%
Comet Shipholding, Inc.	2,578,125		7.4%
Fir Tree, Inc.	2,100,000	(5)	6.0%
Sapling LLC	1,681,680	(5)	4.8%
Satellite Overseas Fund, Ltd.	1,613,270	(3)	4.6%
HBK Investments L.P.	1,293,300	(6)	3.7%
Gabriel Panayotides	351,562	(7)	1.0%
Christopher Georgakis	234,375	(7)	*
Eleftherios (Lefteris) A. Papatrifon	234,375	(7)	*
George Agadakis	234,375	(7)	*
Ismini Panayotides	117,188	(7)	*

*	less than one (1%) percent. 34875000
(1)	5,022,620 (or 25.6%) of A Class common shares are owned by Argon S.A. and 55,676 (or 48.44%) of B Class common shares are owned by Boston Industries S.A. Argon S.A. is holding the A class common shares pursuant to a trust in favor of Sterling Trading Co., a corporation whose sole shareholder is Ms. Ismini Panayotides, our Vice President-Project Development. Ms. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares. Boston Industries S.A. is controlled by Mrs. Mary Panayotides, the spouse of our Chairman. Mr. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares.
(2)	These amounts do not include the shares of common stock underlying founding warrants, the insider warrants or the warrants included in the insider units.
(3)	Based on a Schedule 13G filed on April 11, 2007 with the SEC jointly by the following parties and indicating shared voting power: Satellite Fund II, L.P., Satellite Fund IV, L.P., Satellite Overseas Fund, Ltd., The Apogee Fund, Ltd., Satellite Overseas Fund V, Ltd., Satellite Overseas Fund VI, Ltd., Satellite Overseas Fund VII, Ltd., Satellite Overseas Fund VIII, Ltd., Satellite Overseas Fund IX, Ltd., Satellite Asset Management, L.P., Satellite Fund Management LLC and Satellite Advisors, L.L.C.
(4)	Based on a Form 4 filed on August 8, 2007 with the SEC by Andrew Weiss. Shares reported herein represent shares beneficially owned by (i) a private investment partnership of which Mr. Weiss is the Managing Member of the General Partner and (ii) a private investment corporation of which Mr. Weiss is the Managing Member of the Investment Manager. Based on a Schedule 13G filed on April 27, 2007 with the SEC, Mr. Weiss beneficially owns the shares as part of a group with shared voting power that includes the following members: Andrew Weiss, Weiss Asset Management, LLC and Weiss Capital LLC.
(5)	Based on a Schedule 13G filed on March 9, 2007 with the SEC jointly by the following parties and indicating shared voting power: Sapling, LLC, Fir Tree Recovery Master Fund, L.P. and Fir Tree, Inc.
(6)	Based on a Schedule 13G filed on April 5, 2007 with the SEC jointly by the following parties and indicating shared voting power: HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P.
(7)	These amounts do not include the shares of common stock underlying the founding warrants.

Required Vote

To be approved by the shareholders, the proposal to approve the issuance of the shares of common stock in connection with the private placement financing must receive the affirmative vote of a majority of the votes cast, in person or by proxy, at the Special Meeting. If you abstain your vote will have no effect on the outcome of the approval of this proposal. If your broker holds your shares in its name and you do not give the broker voting instructions, your broker cannot vote your shares. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and, therefore, will have no effect on the outcome of this proposal.

Recommendation

The Board of Directors believes that it is in the best interests of Oceanaut that the shareholders authorize the issuance of 10,312,500 shares of common stock in the private placement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE ‘‘FOR’’ THE PRIVATE PLACEMENT TO APPROVE THE ISSUANCE OF 10,312,500 SHARES OF COMMON STOCK IN CONNECTION WITH THE PRIVATE PLACEMENT, SUBSTANTIALLY ALL OF THE PROCEEDS OF WHICH WILL BE USED TO FINANCE THE ASSET AQUISITION AND TO PROVIDE WORKING CAPITAL AND EXPANSION CAPITAL.

PROPOSAL 3 — THE AMENDMENT PROPOSAL

Background

We are seeking your approval to authorize the board of directors, to amend our amended and restated articles of incorporation to remove the provisions that either terminate or are no longer relevant after the completion of an initial business combination.

This proposal to amend our amended and restated articles of incorporation is conditioned upon and subject to the approval of the vessel acquisition proposal and the investment proposal.

Certain provisions of Oceanaut’s amended and restated articles of incorporation are only effective and/or relevant prior to the completion of an initial business combination, such as the vessel acquisition. If the vessel acquisition is approved, the proposed amendments to Oceanaut’s amended and restated articles of incorporation would remove those provisions of Oceanaut’s amended and restated articles of incorporation that would terminate or no longer be relevant after the completion of the vessel acquisition.

IF OUR SHAREHOLDERS DO NOT APPROVE THIS PROPOSAL 3, WE MAY NOT BE ABLE TO EFFECTUATE THE TRANSACTIONS DISCUSSED IN PROPOSALS 1 AND 2.

Proposal

Under the proposed amendments, the following amendments would be made to our articles of incorporation:

(1)	‘‘Article THIRD’’ of our articles of incorporation would be amended to read in its entirety as follows:

‘‘THIRD: Subject to the immediately succeeding sentence, the purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the BCA. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.’’

(2)	‘‘Article FIFTH’’ of our articles of incorporation would be amended so that the text of the first paragraph and paragraphs A, B, C, D, E and G of ‘‘Article FIFTH’’ would be deleted in their entirety and paragraph F of ‘‘Article FIFTH’’ would be revised to remove the ‘‘F’’ designation from the beginning of the paragraph; and

(3)	the number designations of the remaining articles would be adjusted accordingly.

Required Vote

The approval of the amendments to the articles of incorporation requires the affirmative vote of holders of (a) at least a majority of the outstanding shares of our common stock. If you abstain your vote will have no effect on the outcome of the approval of this proposal. If your broker holds your shares in its name and you do not give the broker voting instructions, your broker cannot vote your shares. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and, therefore, will have no effect on the outcome of this proposal.

Recommendation

The board of directors believes that it is in the best interests of Oceanaut that the shareholders approve the proposal to authorize the board of directors to amend our articles of incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF OCEANAUT VOTE ‘‘FOR’’’ THIS PROPOSAL 3 TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OCEANAUT’S AMENDED AND RESTATED OF INCORPORATION.

THE INTERNATIONAL DRY BULK SHIPPING INDUSTRY

All the information and data presented in this section, including the analysis of the various sectors of the dry bulk shipping industry, has been provided by Drewry. Drewry has advised that the statistical and graphical information contained herein is drawn from its database and other sources. In connection therewith, Drewry has advised that: (i) certain information in Drewry’s database is derived from estimates or subjective judgments; (ii) the information in the databases of other maritime data collection agencies may differ from the information in Drewry’s database; (iii) whilst Drewry has taken reasonable care in the compilation of the statistical and graphical information and believes it to be accurate and correct, data compilation is subject to limited audit and validation procedures and may accordingly contain errors; (iv) Drewry, its agents, officers and employees do not accept liability for any loss suffered in consequence of reliance on such information or in any other manner; and (v) the provision of such data, graphs and tables does not obviate the need to make appropriate further inquiries. You should also be aware that since the date of this document, there may have been changes in the shipping industry and the various sectors therein which could affect the accuracy or completeness of the information in this section.

Introduction

The marine industry is a vital link in international trade, with oceangoing vessels representing the most efficient, and often the only means of transporting large volumes of basic commodities and finished products. Seaborne cargo is categorized as dry cargo or liquid cargo.

Dry cargo includes dry bulk cargo, container cargo and non container cargo. Dry bulk cargo is shipped in dry bulk carriers, while container cargo is shipped in 20 or 40 foot containers on specialized container ships. Non-container cargo includes other dry cargo that cannot be shipped in a container due to size, weight or handling requirements, such as large manufacturing equipment or large industrial vehicles. Most of this cargo will be shipped in general cargo/multi-purpose vessels. Liquid cargo, includes crude oil, refined oil products, liquefied gases, chemicals and associated products, all of which are shipped in tankers.

In 2006, approximately 8.3 billion tons of cargo of all types was transported by sea, of which 4.5 billion tons was accounted for by dry cargo and 3.8 billion tons was liquids.

World Seaborne Trade – 2001 & 2006

		Tons (Millions)	Tons (Millions)		CAGR% 2001-2006	2006 % Total Seaborne Trade
	All Cargo	2001	2006	*
	Dry Cargo	3,196	4,500		7.1	54.3
	Liquid Cargo	3,092	3,782		4.1	45.7
	Total	6,288	8,282		5.7	100.0

	Dry Cargo
	Dry Bulk	2,142	2,771		5.3	33.4
	Major Bulks	1,252	1,685		6.1	20.4
Of which	Coal	565	701		4.4	8.5
	Iron Ore	452	722		9.8	8.7
	Grain	235	262		2.2	3.2
	Minor Bulks	890	1,086		4.0	13.1
	Container Cargo	648	1,161		12.4	14.0
	Non Container/General Cargo	406	568		5.7	6.9

Source: Drewry

Collectively, in the period 2001 to 2006, the compound average annual growth rate (CAGR) in world seaborne trade was 5.7%. However, as the figures in the table below indicate, there are considerable variations in the rate of growth depending on the commodity concerned.

Seaborne Trade Growth Rates 2001 to 2006
(CAGR – Percent)

Source: Drewry

Dry Bulk Vessel Demand

The international dry bulk shipping industry provides seaborne transportation of certain commodities in bulk form used in many basic industries and construction. Dry bulk cargo can be further defined as either major bulk cargo or minor bulk cargo, all of which is shipped in dry bulk carriers. Major bulk cargo includes iron ore, coal and grain. Minor bulk cargo includes agricultural products, mineral cargo (including metal concentrates), cement, forest products, metal products and all other dry bulk commodities carried in bulk carriers. In 2006, the major bulks accounted for 60% of the 2.8 billion tons of dry bulk cargo that was moved by sea.

World Dry Bulk Trade 2001 & 2006

2001	2006
Total = 2.1 billion tons	Total = 2.8 billion tons

Source: Drewry

The demand for dry bulk carriers is determined by the volume and geographical distribution of seaborne dry bulk trade, which in turn is influenced by trends in the global economy. During the 1980s seaborne dry bulk trades grew on average by just over 1% per annum. In the 1990s the average increase in trade was just under 3% per annum. However, as the chart below illustrates between 2001 and 2006, seaborne dry bulk trade increased from 2.1 to 2.8 billion tons, equivalent to a compound average growth rate (CAGR) of 5.3%, thereby creating significant increases in the requirement for dry bulk carriers.

Dry Bulk Trade – Growth Rates by Period
(CAGR – Percent)

Source: Drewry

The most important commodities within the dry bulk sector are iron ore, coal and grain (includes wheat, coarse grains and soybeans). Other key cargoes include agricultural products (e.g. fertilizers), steel products, forest products, metals, cement, and a wide range of other minerals such as petroleum coke, bauxite, alumina and phosphate rock, all of which form part of the category referred to as minor bulks. The changes in seaborne trade in each of these main product groups in the period 2001 to 2006 is shown below.

Dry Bulk Seaborne Trade
(Million Tons)

	2001	2002	2003	2004	2005	2006
Coal	565	570	619	650	675	701
Iron Ore	452	484	524	587	660	722
Grain	235	245	240	248	253	262
Minor Bulks	890	920	957	1,052	1,049	1,086
Total	2,142	2,219	2,340	2,510	2,637	2,771
YOY Change	1.6%	3.6%	5.5%	7.3%	5.1%	5.1%

Source: Drewry

The following chart illustrates the changes in seaborne trade between the major and minor bulks in the period 2001 to 2006.

Dry Bulk Trade Development
(Million Tons)

Source: Drewry

Iron Ore

Iron ore is used as a raw material for the production of steel, along with limestone and coking (or metallurgical) coal. Steel is the most important construction and engineering material in the world. Global steel production has risen from just under 900 million tons in 2001 to 1,250 million tons in 2006.

World Steel Production
(Million Tons)

Source: IISI

Global Steel Production (1996 & 2006)

Source: IISI

Iron ore is a vital component of the steel making and in 2006 approximately 722 million tons of iron ore were exported worldwide, with the main importers being China, the European Union, Japan and South Korea. Australia and Brazil together account for approximately two thirds of global iron ore exports. Although both have seen strong demand from China, Australia continues to benefit the most, accounting for 30% of every extra ton of iron ore imported by China in 2005 over 2004, compared to a corresponding figure of 20% for Brazil.

However, although Brazilian exports to China have grown more slowly, the contribution to ton-mile demand has been greater due to the longer distances between origin and destination. India is also becoming a major exporter of iron ore. Unlike Australia and Brazil, which tend to export primarily in the larger Capesize vessels, much of India’s exports are in smaller panamax and handymax vessels (‘‘for a description of vessel types see Dry Bulk Carrier Supply’’). The growth in Chinese iron ore imports has been the main driving force behind the recent strength of the dry bulk shipping market and although the principal impact has been felt in the demand for cape and panamax bulk carriers, there has been a positive ripple effect which has been felt in both the handymax and handysize sectors.

Coal

Coal is an abundant commodity. At current production rates, coal reserves would provide approximately 200 years of supply, compared with 41 years for oil and 67 years for natural gas. In addition, coal is mined in more than 50 countries, with no world dependence on any one region.

International seaborne movements of coal have risen from 565 million tons in 2001 to 701 million tons in 2006, equivalent to a CAGR of 4.1%. Coal is divided into two categories: thermal (or steam) coal and coking (or metallurgical) coal. Thermal coal is used mainly for power generation. Coking coal is used to produce coke to feed blast furnaces in the production of steel. In 2006 total steam coal trade amounted to 491 million tons, with coking coal accounting for the remaining 210 million tons of trade.

Asia’s rapid industrial development has also contributed to strong demand for steam coal. Expansion in air-conditioned office and factory space, along with industrial use, has raised demand for electricity, of which nearly half is generated from coal-fired plants, thus increasing demand for thermal coal. Furthermore, the high cost of oil and gas has lead to increasing development of coal fired electricity plants across the world, especially in Asia. The main importers and exporters of steam coal are shown below.

Steam Coal Importers & Exporters: 2006

Imports	Exports

The main coal importers are Europe, Japan, South Korea and Taiwan, while the main exporters are Australia, Indonesia, South Africa and Colombia. China is the largest producer of coal in the world, and for many years it was a major exporter. Nevertheless, Chinese imports of coal are on the increase, as the Chinese central government is building more power plants in an attempt to satisfy rapidly rising energy demand. Coal imports have also been boosted by the decision to close small scale and unsafe mines. As China generates some 78% of its electricity from coal, growing Chinese imports of coal are may well remain a feature of the market for some time to come.

Metallurgical coal accounted for 8% of seaborne trade in 2006. Future prospects are heavily tied to the steel industry. It is used within the blast furnace to impart its carbon into the iron, giving the final steel product more strength and flexibility. Because coking coal is of higher quality than thermal coal (i.e. more carbon and less impurities), its price is higher and its trade more volatile.

Grain

Grains include wheat, coarse grains (corn, barley, oats, rye and sorghum), and oil seeds extracted from different crops such as soybeans and cotton seeds. In general, wheat is used for human consumption, while coarse grains are used as feed for livestock. Oil seeds are used to manufacture vegetable oil for human consumption or for industrial use, while their protein-rich residue is used as a raw material in animal feed.

Total grain production is dominated by the United States. Argentina is the second largest producer, followed by Canada and Australia. In terms of imports, the Asia/Pacific region (excluding Japan) ranks first, followed by Latin America, Africa and the Middle East.

International trade fluctuates considerably. Grains have a long history of price volatility, government interventionism and weather conditions which strongly impact trade volumes. In 2005, weather had an adverse impact on wheat and corn harvests in many of the world’s major growing regions. As a result, production fell roughly 3% from 2004, causing total trade to decline by 1%. Soybean trade has risen rapidly in recent years, as demand for animal feed and vegetable oil has increased. However, demand growth for wheat and course grains is fundamentally linked in the long-term to population growth and rising per capita income. With Asia experiencing rapid economic growth and increasing standards of living, it is expected that meat consumption will increase, leading to rising demand for animal feed.

International trade in grains is dominated by four key exporting regions: North America, South America, Oceania and Europe (including the Former Soviet Union). These regions collectively account for over 90% of global exports. Large importers are typically Asia, North Africa (Egypt), the Middle East and more recently India.

Minor Bulks

The balance of dry bulk trade, minor bulks, subdivides into two types of cargo. The first type includes secondary bulks or free-flowing cargo, such as agricultural cargoes, bauxite and alumina,

fertilizers and cement. Second are the so-called neo-bulks, which include non-free flowing or part manufactured cargo that is principally forest products and steel products including scrap.

Trade in minor bulks constituted approximately 40% of total seaborne dry bulk trade in 2006. Steel scrap trade has grown the fastest, as scrap is the key input for steel makers using the ‘‘electric arc furnace’’ means of production.

Seaborne trade in minor bulks has grown from 890 million tons in 2001 to 1,081 million tons in 2006, equivalent to a CAGR of 4%. Apart from the overall increase in trade, minor bulks have at times also received a boost from structural shifts within the shipping market. A case in point is the recent change in legislation which has reduced the fleet of tankers to carry vegetable oils, and in turn lifted the demand for bulk carriers to carry vegetable products in bulk unprocessed form.

Asian Dry Bulk Trade Trends

Historically, certain economies have acted as the ‘‘primary driver’’ of dry bulk trade. In the 1990s Japan was the driving force, when buoyant Japanese industrial production stimulated demand for imported bulk commodities. More recently China, and to a lesser extent, India have been the main drivers behind the recent increase in seaborne dry bulk trade, as high levels of economic growth in both countries (see table below) have generated increased demand for imported raw materials.

The following table illustrates China’s and India’s gross domestic product growth rate compared to that of other regions of the world during the periods indicated.

Real GDP Growth
(% change previous period)

Years	2001	2002	2003	2004	2005	2006P
Global Economy	2.4	3.0	4.1	5.3	4.7	5.2
USA	0.3	1.6	2.7	3.9	3.2	3.3
Europe	1.7	1.1	1.1	2.1	1.6	2.8
Japan	0.4	-0.3	1.8	2.7	1.9	2.2
China	7.5	8.3	10.0	10.1	10.4	10.7
India	4.4	4.7	7.4	7.0	8.7	9.2

P = provisional
Source: Drewry

China

Steel & Iron Ore

On a commodity basis Chinese steel production and consumption has been the recent driver of the recent dry bulk boom, fully supported by the iron ore trades. From about 220m tons of crude steel output in 2003, Chinese production rose to about 270m tons in 2004 (up 22.7% pa) and to about 350m tons in 2005 (up 29.6% pa). In 2006 production is estimated to have increased by a further 20%, taking total output to 420 million tons. Almost single handed this factor has been responsible for fuelling the dry bulk shipping boom. While the global steel industry was affected by the ‘China factor,’ significant structural changes were also seen taking effect in the Asia-Pacific region.

World Steel Production & Chinese Market Share

Source: Drewry

Over the last five years, steel production in China has grown at an average annual rate of almost 23%, compared to global production increasing by an average 6.4% per annum. As a result of the growth in steel production, Chinese imports of iron ore have also increased substantially.

Chinese iron ore imports for 2006 are placed at 327 million tons, an increase of 18% over 2005 imports of 275 million tons. They have increased at a CAGR of 23% since 2001.

Chinese Iron Ore Imports
(Million Tons)

Year	Imports	% Change
2001	92.5	32.1
2002	111.3	20.3
2003	148.2	33.2
2004	208.1	40.4
2005	275.2	32.2
2006	327.2	18.9

Source: Drewry

Chinese imports of iron ore have traditionally come from Australia, Brazil, India, South Africa and Peru. Since 2000, the share of Australian and South African ore has declined, with Indian and Brazilian market share rising. This shift in origins is borne out by the more rapidly increasing tonne miles for iron ore compared to the overall dry bulk market, something which has benefited the larger ships in the bulk carrier fleet. However, as stated before, panamax and handymax bulk carriers have also benefited from the growth in bulk trades, especially from and to other strong companies such as India.

World Seaborne Iron Ore Trades and Chinese Market Share

Source: Drewry

Apart from iron ore it is also worth mentioning that China is on the way to become a significant net importer of coal as it struggles to meet the power generation needs of its fast growing economy. This has also provided fresh employment opportunities for dry bulk carriers and this trend is set to continue as coal fired power stations are by far the single largest source of energy generation in China.

India

India is emerging as major force in the dry bulk shipping markets. A combination of buoyant economy and a rapidly expanding industrial base have stimulated foreign trade in bulk commodities, both in terms of imports and exports. In turn this has created demand for shipping services which is increasingly being met by a fast growing maritime sector within India.

Steel

India’s rapid economic growth is being built on a frame of steel. Soaring demand by sectors such as infrastructure, real estate and automobiles, at home and abroad, has put India’s steel industry on the world map. As per the International Iron & Steel Institute (IISI), India is now the seventh largest producer in the world with an overall production of about 43 million tons in 2006, as compared to its production of 22 million tons in 1996. Over the past ten years India’s steel output has grown nearly 7% per year, while global crude steel output has increased by 5%.

Even though India is now one of the world’s top ten steelmakers its domestic output is insufficient to meet the demand in all segments. In 2005, 4.7 millon tons of steel were imported, compared with only 2.2 million tons ten years earlier. There are several reasons for this: firstly, steel consumption is rising fast as a consequence of the upsurge in the economic growth. Secondly there is demand for high quality products, which India cannot supply in sufficient quantities for the foreseeable future.

Iron Ore

India’s iron ore industry is developing quickly. Production has risen from 67 million tons in 1996 to 120 million tons in 2006 and there has also been a corresponding uplift in export volumes.

India is already the second largest exporter of iron ore to China’s and is now running ahead of traditional suppliers such as Brazil. An overview of India’s major trade partners for iron ore exports is provided below. Historically, Japan was the major consumer of Indian iron ore, but it has since been replaced by China.

Indian Iron Ore Production and Exports
(Million Tons)

Source: GOI

Coal

Coal is a major commodity in the Indian economy. It accounts for more than one-third of primary energy consumption, while over 54% of domestic power generation is now from coal-fired power plants. In 2006 Indian coal production increased by 4.5% over 2005. Even so, India was faced with a coal deficit of 21.2 and 28.0 million tonne of oil equivalent (mtoe) in 2005 and 2006 respectively, which had to be met by imports transported by sea in dry bulk carriers.

Indian consumption of coal in 2006-7 is placed by government sources at 473 million tons, an increase of 25% on the previous year. Sector wise, power generation now accounts for over 70% of domestic demand and power generation is now the fastest growing consumer of coal. Indian domestic coal is not considered to be of good quality because of the presence of inorganic impurities. For example, the ash content in Indian coal is more than 40%. Moreover, Indian coal has low sulphur content, generally less than 0.6%, and the chlorine content is 0.1%. All additional reasons for greater reliance on increasing coal imports.

Indian coal imports were just short of 40 million tons in 2005-2006 and have more than doubled in the last decade. The CAGR for coal imports since the late 1990s is now running close to 12% and given the projections of Indian energy consumption look set to rise further.

Indian Coal Imports
(Million Tons)

Source: Ministry of Coal, GOI

India’s current coking coal requirements are estimated above 0.7 tons for every one ton of steel. Domestic output is clearly insufficient to meet the steel industry’s demands, thus paving the way for imports. Of the key suppliers of coking coal to India, Australia dominates on account of physical proximity and the high quality of the mineral. The other major suppliers include China and the USA.

Imported thermal coal is preferred by the power sector due to its high calorific value and low ash content as compared to domestic coal. An increasing number of power stations in India are now bringing about technological upgrading in the plants to blend imported coal, which is more efficient than domestic coal. The key exporters of thermal coal to India are shown below.

India’s Coking Coal Imports – (2001-05)	India’s Thermal Coal Imports – (2001-05)

Source: Ministry of Coal, GOI

Currently the coal handling capacity at major Indian ports is only 46.0 million tons. In addition, there is further coal handling capacity at minor ports which is estimated to be approximately 15 million tons. Given that power generation capacity in India is set to rise significantly, imports of coal will also have to rise. As such there is insufficient port infrastructure to handle the imports of coal in the coming years and port facilities will need to be enhanced in terms of handling bigger vessels, ensuring better cargo handling facilities, better cargo storage facility and also allocating more dedicated berths for coal.

Ton Mile Demand

The extent to which increases in dry bulk trade have affected demand for dry bulk carriers is shown in estimates of ton-mile demand. Ton-mile demand is calculated by multiplying the volume of cargo moved on each route by the distance of the voyage. The following chart below detail the changes in ton-mile demand generated by seaborne trade in major and minor dry bulk cargoes.

Ton Mile Demand
(Billion Ton Miles)

Source: Drewry

Between 2001 and 2006, overall ton-mile demand in the dry bulk sector for vessels above 10,000dwt increased from 9,723 billion ton miles to 13,579 billion ton miles, equivalent to a CAGR of 6.9%. In the 1990s the average annual increase in ton mile demand in both the major and minor bulks was just 2.2% and the steep increase in dry bulk shipping demand in the period 2001 to 2006 reflects both the overall increase in movements and the rise in long haul movements, especially for commodities such as iron ore.

Annual Changes Dry Bulk Trade and Ton Mile Demand
(Percent)

Source: Drewry

Dry Bulk Carrier Demand (1)

Ton Miles (billions)	2001	2002	2003	2004	2005	2006
Coal	2,532	2,531	2,852	3,319	3,565	3,716
Iron Ore	2,580	2,741	3,050	3,463	3,905	4,259
Grain	1,319	1,218	1,251	1,277	1,301	1,347
Minor Bulks	3,292	3,481	3,610	3,919	4,021	4,257
Total	9,723	9,971	10,763	11,978	12,792	13,579
(1) Excludes vessels below 10,000 dwt

Source: Drewry

Dry Bulk Carrier Demand by Ship Type
(Billion Tonne Miles)

CAGR 2001-2006 =6.9%

Source: Drewry

With the exception of handysize bulk carriers ton mile demand has increased in all sections of the dry bulk fleet.

A comparison of annual changes in supply and demand in each of the main sectors of the dry bulk fleet in the period 2001 to 2006 reveals that with the exception of handysize ships, demand grew faster than supply in all other sectors and in the fleet as a whole. This explains why the freight market has improved so dramatically during this period.

Dry Bulk Carrier Supply & Demand: 2001 to 2006
(CAGR Percent)

Source: Drewry

Within dry bulk trades there are certain main trading routes for major dry bulk commodities between exporting and consuming regions. Coal is mainly shipped from Australia and Canada to the Far East and Europe, whereas iron ore is mainly shipped from Australia and Brazil to China, Japan and Europe. Grain is mainly shipped from the U.S. Gulf, Brazil or Argentina to Europe and the Far East. The following map represents the major global dry bulk trade routes.

Major Dry Bulk Seaborne Trade Routes

Source: Drewry

Dry bulk carriers are one of the most versatile elements of the global shipping fleet in terms of employment alternatives. They seldom operate on round trip voyages and the norm is often triangular or multi-leg voyages. Hence, trade distances assume greater importance in the demand equation and increases in long haul shipments will have greater impact on overall vessel demand.

Dry Bulk Carrier Supply

Vessel Types

The global dry bulk carrier fleet is divided into four categories based on a vessel’s carrying capacity. These categories are:

•	Capesize. Capesize vessels have carrying capacities of more than 100,000 deadweight tons (dwt). These vessels generally operate along long haul iron ore and coal trade routes. Only the largest ports around the world possess the infrastructure to accommodate vessels of this size.

•	Panamax. Panamax vessels have a carrying capacity of between 60,000 and 100,000 dwt. These vessels are designed to meet the physical restrictions of the Panama Canal locks (hence their name ‘‘Panamax’’- the largest vessels able to transit the Canal), making them more versatile than larger vessels. These vessels carry coal, grains, and, to a lesser extent, minerals such as bauxite/ alumina and phosphate rock. As the availability of Capesize vessels has dwindled, panamaxes have also been used to haul iron ore cargoes.

•	Handymax/Supramax. Handymax vessels have a carrying capacity of between 30,000 and 50,000 dwt. These vessels operate on a large number of geographically dispersed global trade routes, carrying primarily grains and minor bulks. The standard vessels types are usually built with 25 -30 ton cargo gear, enabling them to discharge cargo where grabs are required (particularly industrial minerals), and to conduct cargo operations in countries and ports with limited infrastructure. This type of vessel offers good trading flexibility and can therefore be used in a wide variety of bulk and neobulk trades, such as steel products.

•	Handysize. Handysize vessels have a carrying capacity of up to 30,000 dwt. These vessels are almost exclusively carrying minor bulk cargo. Increasingly, ships of this type operate on regional trading routes, and may serve as trans-shipment feeders for larger vessels. Handysize vessels are well suited for small ports with length and draft restrictions. Their cargo gear enables them to service ports lacking the infrastructure for cargo loading and unloading.

Current Fleet

In September 2007, the world fleet of dry bulk carriers consisted of 6,654 vessels, totaling 386.6 million dwt in capacity. It should be noted, however, that these figures are based on pure dry bulk carriers, and exclude a small number of combination carriers.

Dry Bulk Carrier Fleet – September 2007

Size Category	Deadweight Tons	Number of Vessels	% of Total Fleet (number)	Total Capacity (million dwt)	% of Total Fleet (dwt)
Capesize	100,000 <	748	11.2	127.6	33.0
Panamax	60,000 – 99,999	1,467	22.1	107.2	27.7
Handymax	30,000 – 59,999	2,504	37.6	108.0	28.0
Handysize	10,000 – 29,999	1,935	29.1	43.8	11.3
Total		6,654	100.0%	386.6	100.0%
Source: Drewry

Naturally the fleet has developed in size to meet the increases in seaborne trade and vessel demand, but it is interesting to note that in the period 2001 to 2006 the CAGR in supply, expressed in terms of deadweight tons, was 4.6%. This compares with an increase in ton mile employment of 6.9% and it helps to explain why the freight market has tightened and freight rates have risen.

Dry Bulk Carrier Fleet Development
(Million Dwt)

CAGR 2001-2006 =4.6%

Source: Drewry

Age Profile

The average age of dry bulk carriers in service is approximately 15 years. The figure below shows the age profiles of the overall dry bulk fleet. The bulge in the mid 1980’s represents trading vessels that were ordered in response to the strong freight markets of earlier in the decade. Similar bulges can be seen in the late 1990’s (in response to a strengthened market in the middle of the decade) and at present.

Dry Bulk Carrier Age Profile – September 2007

Source: Drewry

Orderbook

The supply of dry bulk carriers is dependent on the delivery of new vessels and the removal of vessels from the global fleet, either through scrapping or loss. As of September 2007, the global dry bulk orderbook amounted to 173.3 million dwt, or 44.8% of the existing dry bulk fleet.

Dry Bulk Carrier Orderbook – September 2007

Size Category	Deadweight Tons	Number of Vessels	% of Fleet (number)	Total Capacity (million dwt)	% of Fleet (dwt)
Capesize	100,000 <	472	63.1	87.8	68.9
Panamax	60,000 – 99,999	448	30.5	36.2	33.8
Handymax	30,000 – 59,999	985	39.3	46.8	43.3
Handysize	10,000 – 29,999	119	6.1	2.5	5.8
Total		12,034	30.4%	173.3	44.8%

Source: Drewry

Although the current orderbook is quite large by historical standards it must be remembered that delivery times for newbuildings have been extended, because of the high level of new ships on order in other sectors, such as tankers and containers.

Dry Bulk Carrier Orderbook – September 2007
by Scheduled Year of Delivery

Source: Drewry

As the figures below indicate, in 2003, most of the dry bulk carriers on order were due to be delivered within two years, whereas today a far greater proportion of the total orderbook will be delivered after two years.

Dry Bulk Carrier Orderbook by Period of Delivery
(Percent)

Source: Drewry

Vessel Scrapping

Vessel owners often conclude that it is more economical to scrap a vessel that has exhausted its useful life than to upgrade the vessel to maintain it ‘‘in-class.’’ A vessel is deemed to be ‘‘in-class’’ if the surveyors of a classification society determine that the vessel conforms to the standards and rules of that classification society. Customers, insurance companies and other industry participants use the survey and classification regime to obtain reasonable assurance of a vessel’s seaworthiness, and vessels must be certified as in-class in order to continue to trade and be admitted to ports worldwide.

Due to recent strength in the dry bulk shipping industry, scrapping was very low in 2004 and 2005, but it picked up a little in 2006 as the freight market weakened. All commercial vessels thus have a finite life and the average age at which a dry bulk carrier has been scrapped over the last five years has been approximately 26 years.

In all of the major fleet sectors there are quite large blocks of tonnage in excess of twenty years of age (see chart below), so the level of tonnage on order needs to be set against the amount of tonnage that is likely to be scrapped.

Dry Bulk Carrier Supply

Source: Drewry

Port Congestion

Supply of dry bulk carrier capacity is also affected by the operating efficiency of the global fleet. In recent years the growth in trade has led to port congestion, with ships at times being forced to wait outside port to either load or discharge due to limited supply of berths at major ports. Recent indicative delays in loading at Australian iron ore and coal ports are shown below.

Australian Coal Port Average Delays

Based on delays in Newcastle, Haypoint, Gladstone and Dalrymple Bay

Source: Drewry

Australian Iron Ore Port Average Delays

Based on delays in Dampier, Port Headland &Port Walcott

Source: Drewry

At Australian coal ports the delays in mid 2007 had risen to over 20 days, while at the major iron ore ports there were between 6 to 8 days.

Dry Bulk Carrier Freight Market

Dry bulk carriers are employed in the market through a number of different chartering options. The general terms typically found in these types of contracts are described below.

•	A bareboat charter involves the use of a vessel usually over longer periods of time ranging up to several years. In this case, all voyage related costs, including vessel fuel, or bunker, and port dues as well as all vessel operating expenses, such as day-to-day operations, maintenance, crewing and insurance, transfer to the charterer’s account. The owner of the vessel receives monthly charter hire payments on a per day basis and is responsible only for the payment of capital costs related to the vessel.

•	A time charter involves the use of the vessel, either for a number of months or years or for a trip between specific delivery and redelivery positions, known as a trip charter. The charterer pays all voyage related costs. The owner of the vessel receives semi-monthly charter hire payments on a per day basis and is responsible for the payment of all vessel operating expenses and capital costs of the vessel.

•	A single or spot voyage charter involves the carriage of a specific amount and type of cargo on a load-port to discharge-port basis, subject to various cargo handling terms. Most of these charters are of a single or spot voyage nature, as trading patterns do not encourage round voyage trading. The owner of the vessel receives one payment derived by multiplying the tons of cargo loaded on board by the agreed upon freight rate expressed on a per cargo ton basis. The owner is responsible for the payment of all expenses including voyage, operating and capital costs of the vessel.

•	A contract of affreightment, or COA, relates to the carriage of multiple cargoes over the same route and enables the COA holder to nominate different ships to perform individual voyages. Essentially, it constitutes a number of voyage charters to carry a specified amount of cargo during the term of the COA, which usually spans a number of years. All of the ship’s operating, voyage and capital costs are borne by the ship owner. The freight rate normally is agreed on a per cargo ton basis.

Charter hire rates fluctuate by varying degrees amongst the dry bulk carrier size categories. The volume and pattern of trade in a small number of commodities (major bulks) affect demand for larger vessels. Because demand for larger dry bulk vessels is affected by the volume and pattern of trade in a relatively small number of commodities, charter hire rates (and vessel values) of larger ships tend to be more volatile. Conversely, trade in a greater number of commodities (minor bulks) drives demand for smaller dry bulk carriers. Accordingly, charter rates and vessel values for those vessels are subject to less volatility. Charter hire rates paid for dry bulk carriers are primarily a function of the underlying balance between vessel supply and demand, although at times other factors, such as sentiment may play a role. Furthermore, the pattern seen in charter rates is broadly mirrored across the different charter types and between the different dry bulk carrier categories.

In the time charter market, rates vary depending on the length of the charter period and vessel specific factors such as age, speed and fuel consumption. In the voyage charter market, rates are influenced by cargo size, commodity, port dues and canal transit fees, as well as delivery and redelivery regions. In general, a larger cargo size is quoted at a lower rate per ton than a smaller cargo size. Routes with costly ports or canals generally command higher rates than routes with low port dues and no canals to transit. Voyages with a load port within a region that includes ports where vessels usually discharge cargo or a discharge port within a region that includes ports where vessels load cargo also are generally quoted at lower rates. This is because such voyages generally increase vessel utilization by reducing the unloaded portion (or ballast leg) that is included in the calculation of the return charter to a loading area.

Within the dry bulk shipping industry, the charter hire rate references most likely to be monitored are the freight rate indices issued by the Baltic Exchange. These references are based on actual charter hire rates under charter entered into by market participants as well as daily assessments provided to the Baltic Exchange by a panel of major shipbrokers. The Baltic Panamax Index is the index with the longest history.

Baltic Exchange Freight Indices
(Index points)

The BSI replaced the BHMI on 03.01.06, although the index has been calculated since 01.07.05

Source: Baltic Exchange

The following chart illustrates one-year time charter rates for handysize, handymax, panamax and capesize dry bulk carriers between January 1999 and September 2007.

Dry Bulk Carrier One Year Time Charter Rates (5-10 Year old ships)
(US Dollars per Day)

Source: Drewry

Dry bulk charter rates for all vessel sizes follow a similar pattern. In 2003 and 2004, rates for dry bulk carriers of all sizes strengthened appreciably to historically high levels. The driver of this dramatic upsurge in charter rates was primarily the high level of demand for raw materials into China. Rates in 2005 started out at slightly lower levels and declined further over the summer, before a rally late in the year. During the first half of 2006, rates dipped albeit to levels above historical highs prior to 2003. Since July 2006, rates have rebounded strongly and in September 2007 were at record levels.

Freight Forward Agreements

Shipowners and charterers are confronted by a whole series of operational and commercial risks, a major one being the volatility of the freight market. In the last decade a number of financial instruments have emerged as a way to manage this risk in both the dry bulk and tanker sectors. Such instruments consist primarily of Forward Freight Agreements (‘‘FFA’’s, traded ‘‘over the counter’’, or ‘‘OTC’’), a variant on a commodity swaps. In the plain vanilla variety, the FFA is struck directly between the counterparties (usually with the intermediation of a broker) under a variety of contractual arrangements. The numeraire for dry bulk trading is nearly always one of several dozen daily route assessments disseminated by The Baltic Exchange, in London (based on an audited procedure where intermediaries provide pooled input on daily levels of specific voyages in dry bulk sectors), or a composite of individual route assessments.

In the simplest form, an ‘‘exchange of differences’’ around a swap price, around a specific $/tonne or $/day on a Baltic route, is agreed between the parties. In more structured versions, a fixed rate is ‘swapped’ for a variable rate set by the market, under a specially modified ISDA swap contract. Options contracts on relevant route and sector indices are also brokered OTC, on a limited basis.

Though FFA’s began trading in the early 1990’s, the dry market has increased in activity since 2003, with the present phase of the strengthened charter market. Additional participants have joined the market, including a contingent of financial institutions. Financial settlement of FFA’s has usually been handled directly between the counterparties, however settlement of a portion of the market’s activity has been ‘‘cleared’’- through a network of ‘‘Members’’ and/ or ‘‘Clearing Brokers’’ who have accounts with one of several ‘‘Clearing Houses’’. Effectively, the clearing mechanism provides a credit support for FFA positions. Clearing of dry bulk freight has been provided since 2000 through the Norwegian Futures and Options Clearinghouse (‘‘NOS’’, partly owned by Imarex- a screen based freight trading exchange), and, since 2005, on LCH-Clearnet, a London based financial clearer (owned principally by financial exchanges and financial users). Cleared contracts are ‘‘settled’’ on a daily basis, based on a settlement price; the frequency of financial settlement of OTC contracts will be determined by agreement between the parties.

Numerous dry bulk owners and cargo interests have been actively using FFA’s to manage freight market volatility, whether engaged in speculative trading, hedging of physical market freight positions, or some combination of both. Well known dry bulk market owners and/or operators, listed on exchanges and therefore making their financial results available, have included Navios Maritime (listed in New York Stock Exchange), Compagnie Maritime Belge (listed on Euronext), Jinhui Shipping & Transportation (listed on Oslo Bourse). Dry cargo participants in the FFA markets have included large agricultural companies and principals and traders from the coal sector- where the underlying commodity markets have seen a greater proportion of spot and derivative trading.

FFAs can be worked on any of the individual routes (or a composite of individual routes) which are component units of the indices issued by the Baltic Exchange. These relate to both dry bulk (Capesize, Panamax, Supramax and Handysize) and tankers (dirty and clean). The Handysize (‘‘BHSI’’) index, consisting of quotes on a composite of assessments on six time charter routes on a notional 28,000 dwt craned bulk carrier, was launched in May 2006. The Supramax Index (‘‘BSI’’), which evolved from an earlier Handymax index (launched in 2001), was launched in January 2006. The BSI consists of six time charter route assessments on a notional 52,000 dwt grab fitted bulk carrier. In 1999, the Baltic Exchange began quoting The Baltic Panamax Index (BPI) and Baltic Capesize Index (BCI), though individual routes had been assessed going back earlier (in the mid 1980’s, in some cases) through earlier freight indices produced by the Baltic Exchange.

The Handy and Supramax sectors have seen some FFA activity, but the majority is believed to be in the Panamax and Capesize sectors. The Baltic Exchange provides daily forward settlement prices for the respective composites of time charter routes in the Handy and Supramax indices, but not for the individual routes included in the respective spot indices.

Dry Bulk Carrier Prices

Newbuilding Prices

Newbuilding prices are determined by a number of factors, including the underlying balance between shipyard output and capacity, raw material costs, freight markets and sometimes exchange rates. In the period 2003 to 2007 high levels of new ordering were recorded across all sectors of shipping. As a result, most of the major shipyards in Japan, South Korea and China have full orderbooks until the end of 2009.

The following charts indicate the change in newbuilding prices for dry bulk carriers in the period from 1996. As can be seen newbuilding prices have increased significantly since 2003, due to tightness in shipyard capacity, high levels of new ordering and stronger freight rates.

Dry Bulk Carrier Newbuilding Prices
(Millions of US Dollars)

Source: Drewry

Secondhand Values

In the secondhand market, the steep increase in newbuilding prices and the strength of the charter market have also affected values, to the extent that prices rose sharply in 2004/2005, before dipping in the early part of 2006, only to rise once more as the year came to a close. In 2007 prices have remained very firm, and as a result of trends in the freight market have also risen to record highs.

The following table presents the average prices for 10 year old secondhand dry bulk carriers for the periods indicated.

Dry Bulk Carrier Secondhand Prices –
10 year old Ships (Period Averages)
(Millions of US Dollars)

Source: Drewry

Despite the steep increase in newbuilding prices, the strength of the charter market was the primary influence for secondhand vessel prices. Consequently in 2005 and now again in 2007, demand for modern vessels has resulted in secondhand prices for some modern handysize, handymax, panamax and capesize dry bulk carriers exceeding comparably sized newbuilding contracts.

INFORMATION ABOUT OCEANAUT

Business of Oceanaut

General

We are a blank check company organized under the laws of the Republic of the Marshall Islands on May 3, 2006. We were formed to acquire, through a merger, capital stock exchange, vessel acquisition, stock purchase or other similar business combination, vessels or one or more operating businesses in the shipping industry. The registration statement for our initial public offering of units was declared effective on March 1, 2007. On March 6, 2007, our initial public offering of 18,750,000 units was consummated, generating aggregate gross proceeds of $150 million. Each unit consisted of one share of common stock and one warrant. Each warrant entitles the holder to purchase from us one share of our common stock at an exercise price of $6.00. Our common stock and warrants started trading separately as of April 4, 2007.

The net proceeds from the sale of our units were approximately $153,600,000, inclusive of deferred underwriting discounts and commissions in the amount of $4.5 million, and are being held in a trust account. The trust funds are invested in money market funds meeting the conditions of Rule 2a-7 promulgated under, the Investment Company Act of 1940, and will not be released until the earlier of (i) the consummation of our initial business combination within the time period and on the terms described in the our amended and restated articles of incorporation or (ii) our dissolution and liquidation.

Our executive officers and directors have experience in the international maritime shipping industry, or what we refer to in this proxy statement as the ‘‘shipping industry,’’ as leading managers, principals or directors of some of the most prominent worldwide shipping companies, including our corporate shareholder, Excel Maritime Carriers Ltd., an established, publicly-traded shipping company listed on the New York Stock Exchange (NYSE: EXM). In addition, our executive officers and directors have more than 101 years of total experience in sourcing, negotiating and structuring transactions in the shipping industry. We intend to leverage, and have taken advantage of, the industry experience of our corporate shareholder, as well as our officers and directors, in connection with our efforts to identify prospective target businesses in the shipping industry.

Until we consummate a business combination, our officers and directors will not receive any compensation other than reimbursement for out-of-pocket expenses incurred by them on our behalf, except that our independent directors each will be entitled to receive $75,000 in cash per year, accruing pro rata from the start of their service on our board of directors and payable only upon the successful completion of a business combination. However, all of these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations.

If we are unable to consummate a business combination within the allotted time periods set forth in our prospectus relating to our initial public offering, we will implement a shareholder-approved plan of dissolution and liquidation which we expect will include the distribution of the proceeds held in the trust account to our public shareholders in an amount equal to at least $7.93 per share of common stock held by them, subject to any reduction resulting from claims against the trust account by our creditors that are not indemnified by Excel.

Our offices are located at 17th Km National Road Athens-Lamia & Finikos Street, 145 64 Nea Kifisia, Athens, Greece and our telephone number is +30-210-620-9520.

Periodic Reporting and Audited Financial Statements

Oceanaut has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission. In accordance with the requirements of the Securities Exchange Act of 1934, Oceanaut’s annual reports will contain financial statements audited and reported on by

Oceanaut’s independent registered public accounting firm. Oceanaut has filed a Form 10-Q with the Securities and Exchange Commission covering the quarter ended June 30, 2007.

Legal Proceedings

To the knowledge of management, there is no litigation currently pending or contemplated against us or any of our officers or directors in their capacities as such.

Excel Maritime Carriers Ltd.

Our initial corporate shareholder, Excel Maritime Carriers Ltd., is a shipping company specializing in the worldwide seaborne transportation of dry bulk cargoes. Excel was incorporated under the laws of the Republic of Liberia on November 2, 1988, and its Class A common stock trades on the New York Stock Exchange under the symbol ‘‘EXM.’’

Excel is a provider of worldwide sea borne transportation services for dry bulk cargo, including, among others, iron ore, coal and grain, collectively referred to as ‘‘major bulks,’’ and steel products, fertilizers, cement, bauxite, sugar and scrap metal, collectively referred to as ‘‘minor bulks.’’

We were established by Excel because it perceived our company as an attractive investment opportunity for Excel and its stockholders by (1) allowing Excel, as a shareholder of ours, to explore a larger number of opportunities in the shipping industry than would otherwise be available to Excel and in a manner that would not entail substantial changes to its capital structure; and (2) potentially permitting Excel, as a company operating primarily in the dry bulk sector of the shipping industry, to diversify into other sectors of the shipping industry through its investment in our company. Excel has decided to establish, invest in and dedicate resources (such as office space, utilities, administrative services and a loan in the principal amount of $200,000 in payment of initial transaction expenses) to us because Excel believed that we will allow Excel to participate in acquisitions in the shipping industry in a non-dilutive and debt-free manner.

Messrs. Panayotides, Georgakis, Papatrifon and Agadakis are officers of both Excel and Oceanaut. Messrs. Panayotides and Georgakis also serve as members of the board of directors of both Excel and Oceanaut. Under Marshall Islands law, each of these individuals has a fiduciary duty to us, and not to Excel or any of our other shareholders or affiliates, in acting as our officer and/or director. These fiduciary duties include the duty of loyalty, which requires that an officer or director must exercise his or her powers in good faith in the best interests of the corporation he or she serves and not in the director’s or officer’s own interest or in the interest of another person or an organization with which the officer or director is associated. Thus, except for the significant, indirect influence as it may derive from the overlap in our management, being a principal shareholder of Oceanaut or its right of first refusal with respect to target businesses in the dry bulk sector of the shipping industry, Excel is not entitled to any input or influence with respect to the target business we decide to pursue, has not conducted a search for a potential target business for us, and has not established any criteria to be used by us in connection with such search. Excel has been providing us with resources, such as office space, utilities and administrative services, for a fee of $7,500 per month, pursuant to the terms of a Services Agreement. At the time of the initial closing, the Services Agreement will automatically terminate. We intend to lease office space in Athens, Greece, to conduct Oceanaut’s operations after the initial closing date.

You should be aware of the following potential conflicts of interest:

•	Because each of our independent directors will be entitled to receive $75,000 in cash per year for their board service, accruing pro rata from the start of their service on our board of directors and payable only upon the successful completion of a business combination, the financial interest of our independent directors could influence their motivation in selecting a target business. Thus, the financial interests of our independent directors may influence their motivation when determining whether a particular business combination is in our shareholders’ best interest and securing payment of their annual fee.

•	In the course of their business activities for Excel, our common officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to our company as well as to Excel. They may have conflicts of interest in determining to which entity a particular business opportunity should be presented. For this reason, we have entered into a business opportunity right of first refusal agreement with Excel, the terms of which are discussed further below.

•	Since Excel owns shares of our common stock which will be released from escrow (or from transfer restrictions under a lock-up agreement in the case of the insider units purchased in the private placement) only if a business combination is successfully completed and owns warrants which will expire worthless if a business combination is not consummated, and upon the successful completion of a business combination, may earn substantial fees pursuant to arrangements with Excel for the provision of technical ship management services, as further discussed below, our board may have a conflict of interest in determining whether a particular target acquisition is appropriate to effect a business combination. The financial interests of Excel may influence the motivation of our common officers and directors in identifying and selecting a target acquisition, timely completing a business combination and securing the release of Excel’s stock.

•	Approximately $6,312,500 of Excel’s investment in us will be lost if we do not consummate a business combination. This amount is comprised of a loan made to us and consideration paid for the founding shares and founding warrants, insider units (500,000 of which do not have liquidation rights) and insider warrants. These amounts are in addition to (i) a maximum of $75,000 in fees and expenses for our dissolution and liquidation, which Excel has agreed to pay in the event we do not have sufficient funds outside of the trust account to pay for such expenses, and (ii) claims made against the trust account by creditors who have not executed waivers of claims.

•	Excel currently owns 18.9% of our common stock, which significant ownership interest may dissuade potential acquirers from seeking control of us after we complete our initial business combination and buying our common stock at a price that our shareholders may deem beneficial.

Because of the overlap between Excel and us in terms of possible acquisitions, we have entered into a business opportunity right of first refusal agreement which provides that, commencing on the date of our prospectus relating to our initial public offering and extending until the earlier of the closing of our initial business combination, or our liquidation, we and Excel will share business opportunities in the shipping industry as follows:

•	We will have the first opportunity to consider any business opportunities outside of the dry bulk sector.

•	Excel will have the first opportunity to consider any business opportunities within the dry bulk sector.

Decisions by us to release Excel to pursue any specific business opportunity outside of the dry bulk sector will be made by a majority of our independent (i.e., disinterested) directors.

We are permitted to, and will, consider suitable opportunities both within and outside the dry bulk sector of the shipping industry. Although we have entered into the business opportunity right of first refusal agreement, we have done so primarily to (i) provide greater certainty to the process by which we manage any potential conflicts of interest and (ii) provide each of our and Excel’s management with guidelines to permit each of them to fully and properly discharge their respective duties to each of us and Excel, where implicated. Excel has advised us that, if we identify and seek to pursue a potential business combination in the dry bulk sector of the shipping industry in the near term, Excel would most likely waive its right with respect to such specific transaction in light of the fact that part of Excel’s original reason for investing in us is to avoid the need to finance such transactions directly by incurring debt or issuing new equity securities itself. However, facts and circumstances may change, and Excel is not precluded from pursuing acquisition opportunities in the dry bulk sector, nor is it obligated to provide us with a waiver. Accordingly, there can be no assurance that Excel, despite its advice as to its current intention, will provide a waiver if we seek one. We note, however, that Excel has significant capital at risk if we do not consummate a business combination.

On August 20, 2007, Excel waived its rights under the business opportunity right of refusal agreement with respect to the vessel acquisition and investment, permitting Oceanaut to pursue the business combination transaction described in this proxy statement.

We have agreed not to enter into our initial business combination with either Excel or any of its affiliates. In addition, Excel has advised us that it is not part of its business strategy or its current intention to acquire us. However, Excel could propose to do so in the future, at any time after we consummate a business combination. If Excel does propose to acquire us, the independent members of our board of directors not affiliated with Excel would be asked to consider and respond to such proposal, negotiate with Excel on our behalf and take such other steps in connection with any such proposal as they deem advisable, including retaining independent advisors. Under Marshall Islands law, we would also be required to obtain the approval of the holders of at least two-thirds of our issued and outstanding common stock.

Further, all ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including Excel, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties, and such transactions will require prior approval, in each instance, by a unanimous vote of our disinterested ‘‘independent’’ directors or the members of our board who do not have an interest in the transaction. Moreover, it is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from unaffiliated third parties. We will not enter into a transaction with an affiliated party unless the terms of such transaction are no less favorable to us than would exist between us and an unaffiliated third party in an arm’s length transaction.

As discussed elsewhere in this proxy statement, we have entered into a Technical Management Agreement with Maryville Maritime Inc., as technical manager, or Maryville, of all vessels to be owned by all of Oceanaut’s subsidiaries. Maryville is a wholly-owned subsidiary of, and provides technical management services to, Excel, a principal shareholder of Oceanaut. Christopher Georgakis, Gabriel Panayotides and George Agadakis are each a director and/or officer of Excel, and Mr. Agadakis is also the general manager of Maryville. Mr. Georgakis was involved in the negotiations relating to obtaining a proposal from Maryville for providing technical management services.

Prior to engaging Maryville, we obtained bids for the technical management of the vessels from two unaffiliated, third parties. The third parties that provided bids to us provide technical management services to other shipping companies that are publicly-traded in the United States financial markets. These bids were considered by our board of directors, which ultimately decided to retain Maryville mainly due to its good reputation in the marketplace and its track record in managing Excel’s vessels. In addition, the fee proposed by Maryville in its bid was more favorable than the fees proposed by the unaffiliated third parties. The decision to retain Maryville was approved by Oceanaut’s board of directors, including the unanimous vote of our disinterested, ‘‘independent’’ directors, in accordance with the procedure described in our prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of Oceanaut’s consolidated financial condition and results of operations together with Oceanaut’s ‘‘Selected Historical Consolidated Financial Information’’ and consolidated financial statements and notes thereto that appear elsewhere in this proxy statement. This discussion and analysis contains forward-looking statements that involve risks, uncertainties, and assumptions. Actual results may differ materially from those anticipated in these forward-looking statements.

The historical consolidated financial results of Oceanaut described below are presented in United States dollars.

We were formed on May 3, 2006 as a blank check company for the purpose of acquiring through a merger, capital stock exchange, vessel acquisition, stock purchase or other similar business combination, vessels or one or more operating businesses in the shipping industry. Other than as described in this proxy statement, we do not have any specific merger, capital stock exchange, vessel acquisition, stock purchase or other business combination transaction under consideration and neither we nor any representative acting on our behalf has had any contacts or discussions with any target business with respect to such a transaction.

The issuance of additional shares of our capital stock:

•	may significantly reduce the equity interest of our shareholders;

•	will likely cause a change in control if a substantial number of our shares of common stock are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and may also result in the resignation or removal of one or more of our present officers and directors; and

•	may depress prevailing market prices for our common stock.

Similarly, if we issued debt securities, it could result in:

•	default and foreclosure on our assets if our operating revenues after a business combination were insufficient to pay our debt obligations;

•	acceleration of our obligations to repay the indebtedness even if we have made all principal and interest payments when due if the debt security contained covenants that required the maintenance of certain financial ratios or reserves and any such covenant were breached without a waiver or renegotiation of that covenant;

•	our immediate payment of all principal and accrued interest, if any, if the debt security was payable on demand; and

•	our inability to obtain additional financing, if necessary, if the debt security contained covenants restricting our ability to obtain additional financing while such security was outstanding.

Results of Operations and Known Trends or Future Events

We have neither engaged in any operations nor generated any revenues to date. We will not generate any operating revenues until after completion of a business combination. We will generate non-operating income in the form of interest income on cash and cash equivalents. We pay monthly fees of $7,500 per month to Excel Maritime Carriers Ltd., and expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

Liquidity and Capital Resources

We believe that the funds available to us outside of the trust account, together with interest income, net of income taxes on such interest, of up to $2,000,000 on the balance of the trust account which may be released to us for working capital requirements, will be sufficient to allow us to operate for at least the next 24 months, assuming that a business combination is not consummated during that time. Over this time period, we anticipate making the following expenditures:

•	approximately $800,000 of expenses for legal, accounting and other expenses attendant to the due diligence investigations, structuring and negotiation of a business combination;

•	approximately $500,000 of expenses for the due diligence and investigation of a target business;

•	approximately $50,000 of expenses in legal and accounting fees relating to our Securities and Exchange Commission reporting obligations;

•	approximately $180,000 of expenses in fees relating to our office space and certain general and administrative services; and

•	approximately $1,170,000 for general working capital that will be used for miscellaneous expenses and reserves, including approximately $300,000 for director and officer liability and other insurance premiums, finders fees, consulting fees or other similar compensation, potential deposits, down payments or funding of a ‘‘no-shop’’ provision with respect to a particular business combination.

We will need to obtain additional financing to the extent such financing is required to consummate a business combination or because we become obligated to convert into cash a significant number of shares from dissenting shareholders, in which case we may issue additional securities or incur debt in connection with such business combination. Following a business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Related Party Transactions

Excel Maritime Carriers Ltd. (NYSE: EXM), our corporate shareholder, purchased from us, in the pre-offering private placement an aggregate of 1,125,000 insider units at a price of $8.00 per unit. Each insider unit consists of one share of our common stock and one warrant to purchase one share of common stock at a per-share exercise price of $6.00. Additionally, as part of the private placement, Excel has agreed to purchase 2,000,000 insider warrants, at $1.00 per warrant, to purchase an aggregate of 2,000,000 shares of our common stock at a per-share exercise price of $6.00. If we do not complete a business combination that meets the criteria described in our prospectus, then the gross proceeds from the pre-offering private placement will become part of the liquidating distribution to be made on a pro rata basis to our public shareholders, which includes Excel, but only with respect to 625,000 of the 1,125,000 shares of common stock included in the insider units. Excel has waived its right to receive distributions upon our liquidation with respect to 500,000 of the 1,125,000 shares of common stock included in the insider units, but it will receive liquidation distributions with respect to the remaining 625,000 shares included in such insider units in the same amount as our public shareholders. The insider units and insider warrants purchased in the pre-offering private placement will not be transferable or salable by Excel until we complete a business combination, except that Excel may transfer the insider units and insider warrants to entities that are controlled by Excel which will be subject to the same transfer restrictions.

In addition, commencing on the date following consummation of a business combination, the initial shares, the founding warrants and the shares of common stock underlying the founding warrants, the insider units and the securities included in the insider units are entitled to registration rights pursuant to the insider unit and insider warrant purchase agreement entered into on the date of our prospectus in connection with the private placement.

Controls and Procedures

We do not currently, and are not required to, maintain an effective system of internal controls as defined by Section 404 of the Sarbanes-Oxley Act of 2002. We will be required to comply with the internal control requirements of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2008. As of the date of our prospectus, we have not completed an assessment, nor have our auditors tested our systems, of internal control. We expect that we will assess the internal controls of our target business or businesses preceding the completion of a business combination and will then implement a schedule for implementation and testing of such additional controls as we may determine are required to state that we maintain an effective system of internal controls. A target business may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding the adequacy of its internal controls. Many small and mid-sized target businesses we consider for a business combination may have internal controls that need improvement in areas such as:

•	staffing for financial, accounting and external reporting areas, including segregation of duties;

•	reconciliation of accounts;

•	proper recordation of expenses and liabilities in the period to which they relate;

•	proof of internal review and approval of accounting items;

•	documentation of key accounting assumptions, estimates and/or conclusions; and

•	documentation of accounting policies and procedures.

Because it will take time, management involvement and perhaps outside resources to determine what internal control improvements are necessary for us to meet regulatory requirements and market expectations for our operation of a target business, we may incur significant expense in meeting our public reporting responsibilities, particularly in the areas of designing, enhancing, or remediating internal and disclosure controls. Doing so effectively may also take longer than we expect, thus increasing our exposure to financial fraud or erroneous financial reporting.

Once our management’s report on internal controls is complete, we will retain our independent auditors to assess management’s report on internal controls and to render an opinion on such report when required by Section 404 of the Sarbanes-Oxley Act. Additional matters concerning a target business’s internal controls may be identified in the future when the assessment and testing is performed.

Quantitative and Qualitative Disclosures about Market Risk

The net proceeds of our initial public offering, including amounts in the trust account, will be invested in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

Off-balance Sheet Arrangements; Commitments and Contractual Obligations; Quarterly Results

As of December 31, 2006, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations. No unaudited quarterly operating data is included in this joint proxy statement/prospectus as we have conducted no operations to date.

Recent Developments

On October 12, 2007, we entered into definitive agreements pursuant to which (i) we agreed to purchase, for an aggregate purchase price $700 million in cash, nine dry bulk vessels from companies associated with members of the Restis family, including four secondhand vessels and five newbuildings and (ii) we agreed to issue 10,312,500 shares of our common stock, at a purchase price of $8.00 per share, in exchange for an aggregate investment by separate companies associated with members of the Restis family in the total amount of $82,500,000. In connection with the foregoing, we entered into the following agreements: a Master Agreement, nine Memoranda of Agreement, an Investment Agreement, a Commercial Management Agreement and a Technical Management Agreement, each as described elsewhere in this proxy statement.

FAIRNESS OPINION

Fairness Opinion

Ladenburg Thalman & Co. Inc., or Ladenburg, made a presentation to our board of directors on October 8, 2007 and subsequently delivered its written opinion to the board of directors. The opinion stated that, as of October 8, 2007, based upon and subject to the assumptions made, matters considered, and limitations on Ladenburg’s review as set forth in the opinion, (i) the aggregate purchase price and the per share purchase price are fair, from a financial point of view, to our shareholders, and (ii) the fair market value of the assets to be acquired in the vessel acquisition are at least equal to 80% of our net assets. The amount of the aggregate purchase price and the per share purchase price was determined pursuant to negotiations between us and the Sellers and not pursuant to recommendations of Ladenburg. The full text of the written opinion of Ladenburg is attached as Annex K hereto and is incorporated by reference into this proxy statement.

You are urged to read the Ladenburg opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Ladenburg in rendering its opinion. The summary of the Ladenburg opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion.

The Ladenburg opinion is for the use and benefit of our board of directors in connection with its consideration of the vessel acquisition and the private placement and is not intended to be and does not constitute a recommendation to you as to how you should vote or proceed with respect to the vessel acquisition and the private placement. Ladenburg was not requested to opine as to, and its opinion does not in any manner address, the relative merits of the vessel acquisition and the private placement as compared to any alternative business strategy that might exist for us, our underlying business decision to proceed with or effect the vessel acquisition and the private placement, and other alternatives to the vessel acquisition and the private placement that might exist for us. Ladenburg does not express any opinion as to the underlying valuation or future performance of our company or the price at which our company’s securities might trade at any time in the future.

In arriving at its opinion, Ladenburg took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Ladenburg:

•	reviewed the Master Agreement and the Investment Agreement;

•	reviewed our publicly available financial information and other data that was deemed relevant, including the Prospectus on Form 424B4 filed on March 1, 2007, and the Quarterly Report on Form 10-Q for the six months ended June 30, 2007;

•	reviewed non-public information and other data with respect to the assets in the vessel acquisition, including, financial projections for the three years ending December 31, 2010, and other financial information and reports;

•	reviewed and analyzed the pro forma impact of the vessel acquisition and the private placement on our securities outstanding and stockholder ownership;

•	reviewed certain publicly available information concerning the trading of, and the trading market for, our common stock and units;

•	reviewed and analyzed the indicated value of the aggregate purchase price;

•	reviewed and analyzed the projected unlevered free cash flows of the assets in the vessel acquisition and prepared a discounted cash flow analysis;

•	reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to the assets in the vessel acquisition;

•	reviewed and analyzed certain financial information regarding the net asset value of the assets in the vessel acquisition;

•	reviewed and compared our net asset value to the indicated enterprise value range of the assets in the vessel acquisition;

•	reviewed and analyzed selected private placement transactions of public companies and the implied premiums and discounts to the respective issuer’s stock price;

•	reviewed and discussed with our management certain financial and operating information furnished by them, including financial projections and analyses with respect to the business and operations of the vessel acquisition and the private placement; and

•	performed such other analyses and examinations as were deemed appropriate.

In arriving at its opinion, Ladenburg relied upon and assumed the accuracy and completeness of all of the financial and other information that it was supplied or that otherwise made available to Ladenburg without assuming any responsibility for any independent verification of any such information. Further, Ladenburg relied upon the assurances of our management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Ladenburg assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. The projections were solely used in connection with the rendering of Ladenburg’s fairness opinion. Investors should not place reliance upon such projections, as they are not necessarily an indication of what our revenues and profit margins will be in the future. The projections were prepared by our management and are not to be interpreted as projections of future performance (or ‘‘guidance’’) by our company. Ladenburg did not evaluate the solvency or fair value of our company or the assets in the vessel acquisition under any foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. Ladenburg did not make a physical inspection of the properties and facilities of our company or the assets and did not make or obtain any evaluations or appraisals of the Sellers’ assets and liabilities (contingent or otherwise). In addition, Ladenburg did not attempt to confirm whether the Sellers had good title to their assets.

Ladenburg assumed that the vessel acquisition and the private placement will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable foreign, federal and state statutes, rules and regulations. Ladenburg assumes that the vessel acquisition and the private placement will be consummated substantially in accordance with the terms set forth in the Master Agreement and Investment Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to our shareholders.

Ladenburg’s analysis and opinion are necessarily based upon market, economic and other conditions, as they existed on, and could be evaluated as of, October 8, 2007. Accordingly, although subsequent developments may affect its opinion, Ladenburg has not assumed any obligation to update, review or reaffirm its opinion.

In connection with rendering its opinion, Ladenburg performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Ladenburg was carried out to provide a different perspective on the vessel acquisition and the private placement and to enhance the total mix of information available. Ladenburg did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the aggregate purchase price and per share purchase price to our shareholders. Further, the summary of Ladenburg’s analyses described below is not a complete description of the analyses underlying Ladenburg’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Ladenburg made qualitative judgments as to the relevance of each analysis and factors that it considered. In addition, Ladenburg may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Ladenburg’s view of the value of the assets in the vessel acquisition. The estimates contained in Ladenburg’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Ladenburg’s analyses and estimates are inherently subject to substantial uncertainty. Ladenburg believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Ladenburg in connection with the preparation of its opinion.

The summaries of the financial reviews and analyses include information presented in tabular format. In order to fully understand Ladenburg’s financial reviews and analyses, the tables must be read together with the accompanying text of each summary. The tables alone do not constitute a complete description of the financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Ladenburg.

The analyses performed were prepared solely as part of Ladenburg’s analysis of the fairness, from a financial point of view, of the aggregate purchase price and per share purchase price to our shareholders, and were provided to our board of directors in connection with the delivery of Ladenburg’s opinion. The opinion of Ladenburg was just one of the many factors taken into account by our board of directors in making its determination to approve the vessel acquisition and the private placement including those described elsewhere in this proxy statement.

Stock Performance Review

Ladenburg reviewed the daily closing market price and trading volume of our common stock since its initial trading date on April 4, 2007 through October 4, 2007. Ladenburg noted that our mean share price was $7.68 and ranged from a high of $8.05 to a low of $7.38 over that period.

Aggregate Purchase Price Review

Ladenburg noted that the aggregate purchase price of $700.0 million for the assets in the vessel acquisition is to be paid over time. For those vessels scheduled to be delivered in the future, we are to pay a 20% initial deposit at the initial closing, and the remainder against delivery of each vessel delivered.

Ladenburg’s estimation of the indicated value of the assets to be acquired in the vessel acquisition was calculated on a present value basis. Therefore, in order to properly compare values, Ladenburg also calculated the present value of the aggregate purchase price. Utilizing a discount factor of 6.25% (which is based on our estimated cost of debt), Ladenburg calculated the present value of the aggregate purchase price to be approximately $673.2 million.

Valuation Overview

Ladenburg generated an indicated valuation range for the assets in the vessel acquisition based on a discounted cash flow analysis, a comparable company analysis and an adjusted net book value analysis each as more fully discussed below. Ladenburg weighted the three approaches equally and arrived at an indicated enterprise value range of between approximately $691.0 million and approximately $798.0 million. For purposes of Ladenburg’s analyses, ‘‘enterprise value’’ means equity value plus all interest-bearing debt less cash. Ladenburg noted that because no debt or cash was assumed in the vessel acquisition and the private placement, enterprise value also equals equity value. Ladenburg noted that the indicated value range of the assets in the vessel acquisition is higher than the present value of the aggregate purchase price of approximately $673.2 million.

Discounted Cash Flow Analysis

A discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

While the discounted cash flow analysis is the most scientific of the methodologies used, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

Ladenburg utilized the forecasts provided by our management, which assume four vessels are delivered at the initial closing and are immediately chartered out or continue under their current chartering arrangements, two vessels are delivered in financial year (or FY) 2008 and three vessels are delivered in FY2009. The projections assume strong future growth in revenues from FY2008 to FY2010 from approximately $65.1 million to approximately $129.2 million, respectively in line with the additional vessels being delivered over the next few years. In line with the increase in revenues, the projections also project an improvement in EBITDA from FY2008 to FY2010, from approximately $52.1 million to $109.4 million, respectively. For purposes of Ladenburg’s analyses, ‘‘EBITDA’’ means earnings before interest, taxes, depreciation and amortization and is adjusted to include estimated public company costs.

In order to arrive at a present value, Ladenburg utilized discount rates ranging from 11.5% to 12.5%. This was based on an estimated weighted average cost of capital of 12.0% (based on our estimated weighted average cost of debt of 6.25% and a 14.75% estimated cost of equity). The cost of equity calculation was derived utilizing the Ibbotson build up method utilizing appropriate equity risk, industry risk and size premiums and a company specific risk factor, reflecting the risk associated with the new organization and management.

Ladenburg presented a range of terminal values of at the end of the forecast period by applying a range of long term perpetual growth rates of between 1.5% and 2.5%. These rates were based on long term inflation rates and were appropriate given that the projected vessel revenue were based on long term fixed rate chartering agreements.

Based on these assumptions, Ladenburg calculated a range of indicated enterprise values of approximately $730.1 million to approximately $877.2 million.

Comparable Company Analysis

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to the assets in the vessel acquisition, with respect to business and revenue model, operating sector, and size. All of the comparable companies provide dry bulk transportation services through the ownership and chartering of dry bulk vessels and have high dividend payout ratios:

Ladenburg identified the following seven companies that it deemed comparable:

•	Diana Shipping, Inc.

•	Quintana Maritime Limited

•	Genco Shipping & Trading Ltd.

•	Eagle Bulk Shipping, Inc.

•	Navios Maritime Holdings, Inc.

•	Oceanfreight, Inc.

•	Paragon Shipping, Inc.

All of the comparable companies are larger than the assets in the vessel acquisition. Total current deadweight tonnage (‘‘DWT’’) capacity for the comparable companies ranged from 0.6 million to 3.1 million DWT, compared with 0.3 million DWT for the assets in the vessel acquisition based on the vessels acquired at the initial closing, and a total 0.8 million DWT once all vessels are delivered. In terms of revenue, the projected FY2008 revenue for the comparable companies ranged from $86.2 million to approximately $533.0 million, compared with an estimated $63.1 million for the assets in the vessel acquisition for the same period.

Ladenburg noted the following with respect the comparable companies:

•	FY2009 revenue and EBITDA growth is expected to be higher for the assets in the vessel acquisition than the comparable companies based on consensus estimates for the comparable companies. FY2009 revenue and EBITDA growth is expected to be 61.7% and 68.5% for the assets in the vessel acquisition compared with a mean of 8.4% and 12.1% for the comparable companies.

•	EBITDA margins for the assets in the vessel acquisition are also expected to be slightly higher than the comparable companies (80.4% for FY2008 compared with a mean of 71.8% for the comparable companies).

•	The total DWT capacity for the assets in the vessel acquisition is expected to increase 166.7% over the next two years, compared with a range of 7.7% and 80% for the comparable companies.

Multiples utilizing market value and enterprise value were used in the analyses. For comparison purposes, all operating profits including EBITDA were normalized to exclude unusual and extraordinary expenses and income.

Ladenburg generated a number of multiples worth noting with respect to the comparable companies:

	Mean	Median	High	Low
Enterprise Value Multiple of
2007 EBITDA	13.8x	15.2x	15.9x	10.1x
2008 EBITDA	9.0x	8.2x	11.9x	5.2x
2009 EBITDA	8.1x	8.7x	11.4x	5.7x
Market Value Multiple of
Net Book Value	2.4x	2.5x	3.1x	1.6x

Ladenburg also reviewed the historical multiples generated for the comparable companies, and noted that the mean enterprise value to LTM EBITDA multiple over the last three years was 12.0x.

Ladenburg selected an appropriate multiple range for the assets in the vessel acquisition by examining the range indicated by the comparable companies and taking into account certain company-specific factors. Ladenburg expects the valuation multiples of the assets in the vessel acquisition to be above the mean of the comparable companies with respect to the EBITDA multiples due to its higher expected revenue and EBITDA growth for FY2008 and FY2009. Ladenburg also expects the assets in the vessel acquisition to be valued at a net book value multiple below all of the comparable companies due to its book value closely representing the current market value of the assets in the vessel acquisition. Ladenburg noted that the two comparable companies that had the lowest net book value multiple were Oceanfreight and Paragon (multiples of 1.6 times and 1.8 times, respectively). Both of these companies acquired their vessels over the last six months and therefore had net book values closely representing their net asset or current market values (compared to the other comparable companies).

Based on the above factors, Ladenburg applied the following multiples to the respective statistics:

•	10.5x to 12.6x 2008 EBITDA

•	7.5x to 9.0x 2009 EBITDA

•	6.7x to 8.0x 2010 EBITDA

•	1.04x to 1.20x net book value

and calculated a range of enterprise values for the assets in the vessel acquisition by weighting the above indications equally to derive an indicated equity value range of approximately $667.4 million to approximately $792.5 million.

None of the comparable companies have characteristics identical to assets in the vessel acquisition. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading of the comparable companies.

Adjusted Net Book Value Analysis

Ladenburg reviewed the current market value of the assets in the vessel acquisition based upon recently issued valuation certificates. Our management obtained valuation certificates from Associated Shipbroking S.A.M. and Barry Rogliano Salles, dated as of October 5, 2007 and October 8, 2007, respectively. Based on these certificates, the indicated total current market value of the assets in the vessel acquisition ranged from $676.0 million to $725.0 million (representing a mean indicated value of $700.5 million). Ladenburg noted that the aggregate purchase price of $700.0 million was within the indicated value range based on the valuation certificates, while the present value of the aggregate purchase price was below the range based on the valuation certificates.

Private Placement Analysis

A private placement analysis reviews the characteristics of recent pipe offerings and compares these characteristics with the terms of the private placement in conjunction with the vessel acquisition and the private placement. Ladenburg reviewed a number of pipe offerings based on the following criteria:

•	North American publicly listed companies;

•	pipe offerings of common stock only (no warrants were issued as part of the offering);

•	announced since January 1, 2007; and

•	market capitalization between $50.0 million and $2.0 billion.

Ladenburg noted the following:

•	The pipe study review suggests that such issuances are usually issued at a discount to the current trading price; and

•	the private placement purchase price of $8.00 implies premiums (rather than a discount) of 4.1% and 4.6% over our mean and median common stock prices and is equal to our most recent common stock closing price as of October 4, 2007.

80% Test

Our initial business combination must be with a target business whose fair market value is at least equal to 80% of our net assets at the time of such acquisition.

For the purposes of this analysis, Ladenburg utilized our stockholders’ equity as of June 30, 2007 (assuming no change until the close of the vessel acquisition and the private placement) as a proxy for net assets and assumed that the fair market value of the assets in the vessel acquisition is equivalent to their enterprise value.

Based on the Master Agreement, the vessel acquisition will not close unless the indicated value of the vessels delivered at initial closing is sufficient to meet the 80% test. Ladenburg reviewed and estimated a scenario where the low enterprise value represents the minimum of two vessels that must be delivered at the initial closing (representing the M/V HAMBURG MAX and either M/V MIDDEN MAX or M/V BREMAN MAX) and the high indicated the enterprise value of the four Panamax vessels that may be delivered immediately at the initial closing. Ladenburg noted that under both low and high scenarios, the indicated value of the assets in the vessel acquisition would be greater than 80% of our net assets.

Based on the information and analyses set forth above, Ladenburg delivered its written opinion to our board of directors, which stated that, as of October 8, 2007, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, (i) the aggregate purchase price and the per share purchase price are fair, from a financial point of view, to our shareholders, and (ii) the fair market value of the assets in the vessel acquisition are at least equal to 80% of our net assets. Ladenburg is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements and for other purposes. We determined to use the services of Ladenburg because it is a recognized investment banking firm that has substantial experience in similar matters. Ladenburg has received a fee in connection with the preparation and issuance of its opinion and will be reimbursed for its reasonable out-of-pocket expenses, including attorneys’ fees. In addition, we have agreed to indemnify Ladenburg for certain liabilities that may arise out of the rendering of its opinion. Further, Ladenburg has not previously provided, nor are there any pending agreements to provide, any other services to us.

In the ordinary course of business, Ladenburg, certain of Ladenburg’s affiliates, as well as investment funds in which Ladenburg or its affiliates may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, the company, any other party that may be involved in the vessel acquisition and the private placement and their respective affiliates.

PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2007
(In thousands)

Unaudited Pro Forma Condensed Combined Balance Sheet
June 30, 2007

	Oceanaut, Inc.	Pro-Forma Adjustments (assuming no stock redemption)		Combined	Additional Pro-Forma Adjustments (with 5,624,999 shares of common stock redemption)		Combined (stock redemption)
Assets
Current assets
Cash and cash equivalents	$587,658	$82,500,000	1	$1,453,326	$(45,349,699)	8	$1,153,326
		467,500,000	2		45,049,699	9
		156,165,668	3
		(4,500,000)	4
		(800,000)	6
		(700,000,000)	7
Prepaid expenses and other current assets	75,744	—		75,744			75,744
				—			—
Total current assets	663,402	865,668		1,529,070	(300,000)		1,229,070
Vessels, net		700,000,000	7	700,000,000			700,000,000
Cash and cash equivalents held in trust	156,165,668	(156,165,668)	3	—			—
Debt issue costs		2,800,000	2	2,800,000	300,000		3,100,000
Intangible asset		800,000	6	800,000			800,000
							—
Total assets	$156,829,070	$548,300,000		$705,129,070	$ —		$705,129,070
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$34,208	$—		$34,208	$		$34,208
Total current liabilities	34,208	—		34,208	—		34,208

New debt		470,300,000	2	470,300,000	45,349,699	9	515,649,699
Deferred underwriters’ fee	4,500,000	(4,500,000)	4	—			—
Total Liabilities	4,534,208	465,800,000		470,334,208	45,349,699		515,683,907
Common stock, subject to possible redemption, 5,624,999 shares at redemption value, including $769,700 of interest	45,349,699	(45,349,699)	5	—			—
Stockholders’ equity (deficit)
Preferred stock							—
Common stock	2,457	562	5	4,050	(562)	8	3,488
		1,031	1
Additional paid-in-capital	105,283,426	44,579,437	5	232,361,832	(44,579,437)	8	187,782,395
		82,498,969	1
Retained earnings (accumulated deficit)	1,659,280	769,700	5	2,428,980	(769,700)	8	1,659,280
Total stockholders’ equity (deficit)	106,945,163	127,849,699		234,794,862	(45,349,699)		189,445,163
Total liabilities and stockholders’ equity (deficit)	$156,829,070	$548,300,000		$705,129,070	$—		$705,129,070

check	—	—		—	—		—

(1)	To record the receipt of proceeds from the private placement of the sale of 10,312,500 common stock at $8.00 per share.
(2)	To record the receipt of proceeds from debt financing. The purpose of the debt financing is to finance the vessels being acquired. The company will pay approximately 60 basis points (or approximatley $2,800,000) of the total amount financed to the lender which will be carried as an asset and amortized over the term of the debt.
(3)	To reclassify cash held in trust to cash as a portion of these funds that are now going to be used to acquire vessels and pay the deferred underwriters’ fee payable.
(4)	As disclosed in the prospectus relating to our initial public offering, upon consummation of our initial business combination, the company will pay to the underwriters the $4,500,000 deferred fee held in our trust account.

(5)	Assuming all shareholders approve the acquisition, the 5,624,999 shares of temporary equity will become permanent equity. In addition, the company will record additional interest income in the amount of $769,700 as a result of 29.9999% of the trust fund interest income that was set aside as a deferred liabiity for potential shareholders who may convert their shares and vote against the vessel acquisition.
(6)	To record fees associated with the closing of the proxy, which includes legal, underwriter’s and accounting fees. These fees will be capitalized on the balance sheet as they relate directly to the asset acquisition, raising capital and drafting agreements in connection with the debt financing.
(7)	To record the purchase of nine dry bulk vessels at a cost of $700,000,000.
(8)	To record the payment to shareholders who exercised their conversion rights and voted against the vessel acquisition. This pro forma shows the pro forma effect if the maximum number of shareholder exercised their conversion right.
(9)	To record the proceeds of additional funding required if the maximum number of shareholders exercised their conversion rights. In addition, we would need to pay if additional funding was necessary due to the maximum number of shareholders exercising their conversion rights, approximately an additional 60 basis points to the lender as debt issue costs. These fees will be carried as an asset and amortized over the term of the financing.

See notes to the unaudited pro forma condensed combined financial statements.

OCEANAUT MANAGEMENT AND OPERATIONS
AFTER THE BUSINESS COMBINATION

General

Oceanaut was formed on May 3, 2006 under the laws of the Republic of the Marshall Islands and has its principal offices located in Athens, Greece. Upon consummation of its proposed business combination, Oceanaut will provide global transportation solutions in the dry bulk shipping sector through its vessel-owning subsidiaries for a broad range of dry bulk cargoes, including coal, iron ore, and grains, or major bulks, as well as bauxite, phosphate, fertilizers and steel products, or minor bulks.

Oceanaut’s Fleet

Upon delivery of the vessels by the Sellers, Oceanaut will own and operate nine dry bulk carriers that will transport a variety of dry bulk commodities. After the initial closing, Oceanaut will be a holding company that will own its vessels through separate wholly-owned subsidiaries. The following table provides summary information about Oceanaut’s fleet, once delivered:

						Expected Employment
Vessel(1)	Vessel-Owning Subsidiary(2)	Type	Dwt	Year Built	Fair Market Value(3)	Term of Time Charter Party	Daily Time Charter Hire Rate(4)
Hull No. S1024	Amara Enterprises Ltd.	Capesize	175,000	2009	$131,000,000	5 years		$45,000
Hull No. S1025	Inari Company Limited	Capesize	175,000	2009	131,000,000	5 years		$45,000
BERGEN MAX	Skelton Maritime Ltd.	Panamax	73,500	1994	50,000,000	2 years(5)		$28,500
BREMEN MAX	Raman Investments Ltd.	Panamax	73,500	1993	60,500,000	2 years		$55,000
HAMBURG MAX	Gavial Marine Corporation	Panamax	73,500	1994	63,500,000	2 years		$55,000
MIDDEN MAX	Roxy S.A.	Panamax	73,500	1993	61,000,000	2 years(6)		$38,000
Hull No. KA215	Tunmore Shipholding Co.	Supramax	55,000	2008	69,500,000	3 years	$	[42,000]
Hull No. KA216	Lumley Shipholding S.A.	Supramax	55,000	2008	69,500,000	3 years	$	[36,000]
Hull No. KA217	Tember Incorporated	Supramax	55,000	2009	64,000,000	3 years		$33,000
Total			809,000		$700,000,000

(1)	Each vessel is currently registered in the Isle of Man. Oceanaut will register each vessel in [ ].
(2)	These are the vessel-owning subsidiaries that will own and operate the vessels after the initial closing date.
(3)	Based on the average of the updated appraisals from Associated Shipbroking S.A.M. and Barry Rogliano Salles.
(4)	The time charter party for the M/V BERGEN MAX is due to expire in the first quarter of 2009, and will be novated to Oceanaut upon delivery to Oceanaut by Ikeston Star Shipping Inc. The charter hire rate for this vessel includes 5% total commission consisting of 3.75% address and 1.25% brokerage commissions payable to third parties.
(5)	The time charter party for the M/V MIDDEN MAX is due to expire in the third quarter of 2009, and will be novated to Oceanaut upon delivery to Oceanaut by Spelman International Corp. The charter hire rate for this vessel includes 5% total commission consisting of brokerage and address commissions payable to third parties.
(6)	All charter hire rates, except for the M/Vs MIDDEN MAX AND BERGEN MAX, are inclusive of a commission of 1.25% payable to Safbulk, as commercial manager, and 2.5% address commission payable to South African Marine Corporation S.A., as charterer. Represents the actual daily time charter rates that the Sellers have procured subsequent to the date of the Master Agreement.

The global dry bulk carrier fleet is divided into four categories based on a vessel’s carrying capacity. These categories are:

•	Capesize. Capesize vessels have carrying capacities of more than 100,000 deadweight tons (dwt). These vessels generally operate along long haul iron ore and coal trade routes. Only the largest ports around the world possess the infrastructure to accommodate vessels of this size.
•	Panamax. Panamax vessels have a carrying capacity of between 60,000 and 100,000 dwt. These vessels are designed to meet the physical restrictions of the Panama Canal locks (hence their name ‘‘Panamax’’ – the largest vessels able to transit the Canal, making them more versatile than larger vessels). These vessels carry coal, grains, and, to a lesser extent, minerals such as bauxite/alumina and phosphate rock. As the availability of capesize vessels has dwindled, panamaxes have also been used to haul iron ore cargoes.
•	Handymax/Supramax. Handymax vessels have a carrying capacity of between 30,000 and 60,000 dwt. These vessels operate on a large number of geographically dispersed global trade routes, carrying primarily grains and minor bulks. The standard vessels are usually built with 25-30 ton cargo gear, enabling them to discharge cargo where grabs are required (particularly industrial minerals), and to conduct cargo operations in countries and ports with limited infrastructure. This type of vessel offers good trading flexibility and can therefore be used in a wide variety of bulk and neobulk trades, such as steel products.
•	Handysize. Handysize vessels have a carrying capacity of up to 30,000 dwt. These vessels are almost exclusively carrying minor bulk cargo. Increasingly, ships of this type operate on regional trading routes, and may serve as trans-shipment feeders for larger vessels. Handysize vessels are well suited for small ports with length and draft restrictions. Their cargo gear enables them to service ports lacking the infrastructure for cargo loading and unloading.

Management of the Fleet

Oceanaut has only two employees, its President and Chief Executive Officer and its Chief Financial Officer. After the initial closing, Oceanaut will employ such number of additional shore-based executives and employees as may be necessary to ensure the efficient performance of its activities.

Oceanaut has outsourced the commercial and technical management of its fleet to affiliates of its management. The commercial management of its fleet has been contracted out to Safbulk Pty Ltd., an affiliate of the Sellers and the Investors, and the technical management of its fleet has been contracted out to Maryville Maritime Inc., a wholly-owned subsidiary of Excel Maritime Carriers Ltd.

Commercial Management

Under the terms of the Commercial Management Agreement entered into with Safbulk Pty Ltd., or Safbulk, as commercial manager, Safbulk will provide commercial management services to Oceanaut’s subsidiaries, which include, among other things, seeking and negotiating employment for the vessels owned by the subsidiaries in accordance with the guidelines set forth in the Commercial Management Agreement, for which Safbulk is entitled to receive a commission of 1.25% calculated on the collected gross hire/freight/demurrage payable when such amounts are collected. The Commercial Management Agreement is for a term of three years, and is automatically renewable for consecutive periods of one year, unless either party is provided with three months’ written notice prior to the termination of such period.

The Restis family has been engaged in the international shipping industry for more than forty years, including the ownership and operation of more than sixty vessels in various segments of the shipping industry, including cargo and chartering interests. The separate businesses controlled by members of the Restis family, when taken together, comprise one of the largest independent shipowning and management groups in the dry bulk sector of the shipping industry. Through our separate agreements with affiliates of the Restis family in respect of the management of our vessels and the chartering of seven of the nine vessels in our initial fleet upon their delivery to us, we expect to benefit from their extensive industry experience and established relationships. We believe that Safbulk has achieved a strong reputation in the international shipping industry for efficiency and reliability that should create new employment opportunities for us with a variety of well known charterers.

Under the terms of the Master Agreement, the Sellers agreed to procure charters for all of the nine vessels in Oceanaut’s initial fleet. Seven of the nine vessels have been chartered to South African Marine Corporation S.A., an affiliate of the Sellers, which charters will be novated to Oceanaut upon delivery of each such vessel. The charter terms and hire rates are set forth in the table above.

Prospectively, Oceanaut intends to employ its vessels under time charters and in the spot market. A vessel trading in the spot market may be employed under a voyage charter or a time charter of short duration, generally less than three months. A time charter is a contract to charter a vessel for an agreed period of time at a set daily rate. A voyage charter is a contract to carry a specific cargo for a per ton carry amount. Under voyage charters, Oceanaut would pay voyage expenses such as port, canal and fuel costs. Under time charters, the charterer pays these voyage expenses. Under both types of charters, Oceanaut will pay for vessel operating expenses, which include crew costs, provisions, deck and engine stores, lubricating oil, insurance, maintenance and repairs. Oceanaut will also be responsible for each vessel’s intermediate drydocking and special survey costs. Alternatively, vessels can be chartered under ‘‘bareboat’’ contracts whereby the charterer is responsible for the vessel’s maintenance and operations, as well as all voyage expenses.

Vessels operating on time charter provide more predictable cash flows, but can yield lower profit margins, than vessels operating in the spot market during periods characterized by favorable market conditions. Vessels operating in the spot market generate revenues that are less predictable but may enable Oceanaut to increase profit margins during periods of increasing dry bulk rates. However, Oceanaut would then be exposed to the risk of declining dry bulk rates, which may be higher or lower than the rates at which Oceanaut chartered its vessels. Oceanaut will constantly evaluate opportunities for time charters, but only expects to enter into additional time charters if it can obtain contract terms that satisfy its criteria.

Technical Management

Oceanaut has entered into a Technical Management Agreement with Maryville Maritime Inc., as technical manager, or Maryville, of all vessels to be owned by all of Oceanaut’s subsidiaries. Under the terms of the Technical Management Agreement, Maryville will perform certain duties that will include general administrative and support services necessary for the operation and employment of all vessels to be owned by all subsidiaries of Oceanaut, including, without limitation, crewing and other technical management, insurance, freight management, accounting related to vessels, provisions, bunkering, operation and, subject to Oceanaut’s instructions, sale and purchase of vessels.

Under the terms of the Technical Management Agreement, Maryville is entitled to receive a monthly fee of $17,000 per vessel, which fee may be increased annually by an amount equal to the percentage change in the CPI-U published by the United States Department of Labor from time to time. Maryville is not entitled to receive any monthly fee with respect to the vessels that are under construction until such time as each such vessel is delivered, although Maryville is entitled to reimbursement for reasonable expenses incurred in providing services in connection with such vessels.

Maryville is a wholly-owned subsidiary of, and provides technical management services to, Excel, a principal shareholder of Oceanaut. Christopher Georgakis, Gabriel Panayotides and George Agadakis are each a director and/or officer of Excel, and Mr. Agadakis is also the general manager of Maryville. Mr. Georgakis was involved in the negotiations relating to obtaining a proposal from Maryville for providing technical management services.

As described in the prospectus relating to our initial public offering, prior to engaging Maryville, which is a wholly-owned subsidiary of Excel, we obtained bids for the technical management of the vessels from two unaffiliated, third parties. The third parties that provided bids to us provide technical management services to other shipping companies that are publicly-traded in the United States financial markets. These bids were considered by our board of directors, which ultimately decided to retain Maryville mainly due to its good reputation in the marketplace and its track record in managing Excel’s vessels. In addition, the fee proposed by Maryville in its bid was more favorable than the fees proposed by the unaffiliated third parties. The decision to retain Maryville was approved by Oceanaut’s board of directors, including the unanimous vote of our disinterested, ‘‘independent’’ directors, in accordance with the procedure described in our prospectus.

The Technical Management Agreement is for a term of three years, and is automatically renewable for consecutive periods of one year, unless either party is provided with three months’ written notice prior to the termination of such period.

Distinguishing Factors and Business Strategy

The international dry bulk shipping industry is highly fragmented and is comprised of approximately 6,300 ocean-going vessels of tonnage size greater than 10,000 dwt which are owned by approximately 1,500 companies. Oceanaut has not identified any particular companies that would be its direct competitors, it has however, identified the following factors that will distinguish it in the dry bulk shipping industry.

Extensive Industry Visibility.    Oceanaut’s [                        ], Messrs. [                        ], each have extensive experience and relationships in the shipping industry and with charterers in the coal, steel and iron ore industries. Oceanaut intends to capitalize on these relationships and contacts to gain market intelligence and identify chartering opportunities with leading charterers in these core commodities industries, many of whom consider the reputation of a vessel owner and operator when entering into time charters.

Established Customer Relationships.    Oceanaut believes that its directors and management team have established relationships with leading charterers and a number of chartering, sales and purchase brokerage houses around the world. Oceanaut believes that its directors and management team have maintained relationships with, and have achieved acceptance by, major national and private industrial users, commodity producers and traders.

Experienced and Dedicated Management Team.    Oceanaut believes that the members of its management team have developed strong industry relationships with leading charterers, shipbuilders, insurance underwriters, protection and indemnity associations and financial institutions. All of the company’s officers intend to dedicate the necessary amount of time and effort to fulfill their obligations to Oceanaut and its shareholders.

Highly efficient operations.    Oceanaut believes that its director’s and executive officers’ long experience in third-party technical management of dry bulk carriers will enable Oceanaut to establish cost-efficient operations. Oceanaut intends to actively monitor and control vessel operating expenses while maintaining the high quality of its fleet through regular inspections, comprehensive planned maintenance systems and preventive maintenance programs and by retaining and training qualified crew members.

Balanced Chartering Strategies.    All of Oceanaut’s vessels will be under medium- to long-term charters with terms of two to five years with an average of approximately three years and provide for fixed semi-monthly payments in advance which Oceanaut expects to commence immediately upon their delivery to Oceanaut. Oceanaut believes that these charters will provide it with high fleet utilization and relatively stable revenues. Oceanaut may in the future pursue other market opportunities for its vessels to capitalize on favorable market conditions, including entering into short-term time and voyage charters, pool arrangements or bareboat charters.

Focused Fleet Profile.    Oceanaut intends to focus on the larger size segments of the dry bulk sector such as Capesize, Panamax and Supramax dry bulk carriers. Oceanaut believes these segments offer greater potential compared to smaller dry bulk carriers, such as Handysize vessels. Furthermore, Oceanaut’s targeted fleet profile will enable it to serve its customers in both major and minor bulk trades. Oceanaut’s vessels will be able to trade worldwide in a multitude of trade routes carrying a wide range of cargoes for a number of industries. Oceanaut’s dry bulk carriers can carry coal and iron ore for energy and steel production as well as grain and steel products, fertilizers, minerals, forest products, ores, bauxite, alumina, cement and other cargoes. Oceanaut’s fleet will include sister ships. Operating sister and similar ships will provide Oceanaut with operational and scheduling flexibility, efficiencies in employee training and lower inventory and maintenance expenses. Oceanaut believes that operating sister ships will allow it to increase revenue and maintain lower operating costs.

Modern Quality Fleet.    Oceanaut believes that its ability to maintain and increase its customer base will depend largely on the quality and performance of its fleet. Oceanaut believes that owning a modern, high quality fleet reduces operating costs, improves safety and provides it with a competitive advantage in obtaining employment for its vessels. Oceanaut will carry out regular inspections and maintenance of its fleet in order to maintain its high quality.

Fleet Growth Potential.    Oceanaut intends to acquire additional dry bulk carriers through timely and selective acquisitions of vessels in a manner that it determines would be accretive to cash flow. Oceanaut expects to fund acquisitions of additional vessels using amounts borrowed under the credit facility, future borrowings under other agreements as well as with gross proceeds of up to $[                                ] from the possible exercise of warrants.

Pay quarterly dividends.    Oceanaut currently intends to pay quarterly dividends to the holders of its common stock in amounts that will allow it to retain a portion of its cash flows to fund vessel or fleet acquisitions, and for debt repayment and drydocking costs, as determined by its board of directors.

Directors and Executive Officers

Set forth below are the names, ages and positions of Oceanaut’s directors, executive officers and key employees immediately following the initial closing date.

Name	Age	Position
Chief Executive Officer, President and Class C Director
Chief Financial Officer, Secretary and Class C Director
Class B Director
Class B Director
Class A Director

*	Current directors of Oceanaut.

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of [                        ], will expire at our first annual meeting of shareholders. The term of office of the second class of directors, consisting of [                        ] and [                        ], will expire at the second annual meeting. The term of office of the third class of directors, consisting of [                        ] and [                        ], will expire at the third annual meeting.

Pursuant to the Voting Agreement, after the initial closing date, Oceanaut’s board of directors shall consist of five persons. For so long as (i) any of the Investors in the private placement or any combination of those Investors are beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut and (ii) Excel and certain of its affiliates are the beneficial owners or holders of record of at least 10% of the issued and outstanding capital stock of Oceanaut, then (i) the Investors in the private placement shall have the right, collectively, to appoint to the board of directors a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange, (ii) Excel shall have the right to appoint to the board of directors a Class B and Class C director, one of whom shall qualify as an independent director under the rules of the American Stock Exchange and (iii) a Class A director, who shall qualify as a third independent director to serve on the board of directors, shall be appointed jointly by the Investors in the private placement and Excel. If the beneficial or record ownership of either the Investors in the private placement, collectively, or Excel and certain of its affiliates, collectively, falls below 10% but is more than 5% of the issued and outstanding capital stock of Oceanaut, then the investors in the private placement or Excel, as the case may be, shall have the right to appoint to the board of directors only a Class B or Class C director (whichever of their term expires first). Any vacancies on the board of directors not subject to designation by either the Investors in the private placement or Excel shall be filled in accordance with Oceanaut’s bylaws and applicable law. From and after the initial closing date, the company’s board of directors shall choose members of the company’s management. Any vacancies on the board of directors not subject to designation by either the investors in the private placement or Excel shall be filled in accordance with Oceanaut’s bylaws and applicable law.

The Voting Agreement shall terminate (i) upon the written consent of Excel and a majority-in-interest of the investors; (ii) if none of the investors continue to own, individually or in the aggregate, at least 5% of the issued and outstanding shares of common stock of Oceanaut; (iii) if Excel and its affiliates collectively cease to own at least 5% of the issued and outstanding shares of common stock of Oceanaut; or (iv) 60 days after notice of termination is given by Excel to the investors, on the one hand, or a majority-in-interest of the investors to Excel, on the other hand, provided that the termination date in such notice is no earlier than four (4) years from the date of the Voting Agreement.

As of the initial closing date, the parties have agreed that [                    ] will be President and Chief Executive Officer and [                        ] will be Chief Financial Officer of Oceanaut. From and after the initial closing, the management of Oceanaut will be appointed by its board of directors.

Director Independence

Our securities are listed on the American Stock Exchange. We have evaluated whether our directors are ‘‘independent directors’’ within the meaning of the rules of the American Stock Exchange. Such rules provide generally that a director will not qualify as an ‘‘independent director’’ unless the board of directors of the listed company affirmatively determines that the director has no material relationship with the listed company that would interfere with the exercise of independent judgment. In addition, such rules generally provide that a director will not qualify as an ‘‘independent director’’ if: (i) the director is, or in the past three years has been, employed by the listed company; (ii) the director has an immediate family member who is, or in the past three years has been, an executive officer of the listed company; (iii) the director or a member of the director’s immediate family has received payments from the listed company of more than $60,000 during the current or any of the past three years, other than for (among other things) service as a director and payments arising solely from investments in securities of the listed company; (iv) the director or a member of the director’s immediate family is a current partner of the independent auditors of the listed company or is, or in the past three years, has been, employed by such auditors in a professional capacity and worked on the audit of the listed company; (v) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of the executive officers of the listed company serves on the compensation committee; or (vi) the director or a member of the director’s immediate family is a partner in, or a controlling shareholder or an executive officer of, an entity that makes payments to or receive payments from the listed company in an amount which, in any fiscal year during the past three years, exceeds the greater of $200,000 or 5% of the other entity’s consolidated gross revenues.

Our board of directors has determined that a majority of our directors are ‘‘independent directors’’ within the meaning of such rules. Our independent directors will meet in executive session as often as necessary to fulfill their duties, but no less frequently than annually.

Our bylaws provide that transactions must be approved by a majority of our independent and disinterested directors (i.e., those directors that are not expected to derive any personal financial benefit from the transaction).

Audit Committee

Our board of directors has established an Audit Committee, which has powers and performs the functions customarily performed by such a committee (including those required of such a committee under the rules of the American Stock Exchange and the Securities and Exchange Commission). After the acquisition, our Audit Committee will be composed of Messrs. [                            ] (Chairman) and [                            ] and [                            ]. The Audit Committee is responsible for meeting with our independent registered public accounting firm regarding, among other matters, audits and adequacy of our accounting and control systems. The Audit Committee must be composed of at least three directors who comply with the independence rules of the American Stock Exchange and The Sarbanes-Oxley Act of 2002 and at least one of whom is an ‘‘audit committee financial expert’’ as defined under Item 401 of Regulation S-K of the Exchange Act. On May 11, 2006, we adopted a charter for the Audit Committee. Our board of directors has concluded that Mr. [                            ] is an ‘‘audit committee financial expert.’’

Code of Conduct and Ethics

On May 11, 2006, we adopted a code of conduct and ethics applicable to our directors and officers in accordance with applicable federal securities laws and the rules of the American Stock Exchange.

Officer and Director Compensation

For the period ended December 31, 2006, no executives of Oceanaut received any compensation from Oceanaut. We have agreed to pay each of the independent directors $75,000 in cash per year for their service on our board of directors, payable pro rata from the start of their service and only upon the successful completion of a business combination. After the consummation of the business combination, we expect to compensate our officers and directors in accordance with market standards that are customary for publicly traded companies in the dry bulk sector of the shipping industry.

Compensation Committee

Our board of directors will establish a Compensation Committee, which will be responsible for establishing executive officers’ compensation and benefits. After the acquisition, the Compensation Committee will be comprised of [        ] members, at least [    ] of whom will be independent directors. The members of the Compensation Committee after the acquisition will consist of: [                    ].

Nominating committee

After the initial closing, our nominating committee of the board of directors will consist of Messrs. [                            ] (chairman), and [                            ] and [                            ], each of whom is an independent director. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors, in conjunction with the terms of the Voting Agreement. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Properties

Oceanaut expects to lease office space in Athens, Greece.

Competition

Oceanaut will operate in markets that are highly competitive and based primarily on supply and demand. Oceanaut will compete for charters on the basis of price, vessel location, size, age and condition of the vessel, as well as on its reputation. Safbulk, as our commercial manager, will arrange Oceanaut’s charters (whether voyage charters, period time charters, bareboat charters or pools) through the use of brokers, who negotiate the terms of the charters based on market conditions.

Oceanaut will compete primarily with other owners of dry bulk carriers in the Capesize, Panamax, Handysize and Handymax sectors. Ownership of dry bulk carriers is highly fragmented and is divided among state controlled and independent bulk carrier owners.

Environmental and Other Regulations

Government regulation significantly affect the ownership and operation of Oceanaut’s vessels. The vessels will be subject to international conventions, national, state and local laws and regulations in force in the countries in which Oceanaut’s vessels may operate or are registered.

A variety of governmental and private entities will subject Oceanaut’s vessels to both scheduled and unscheduled inspections. These entities include the local port authorities (U.S. Coast Guard, harbor master or equivalent), classification societies, flag state administration (country of registry) and charterers. Certain of these entities will require Oceanaut to obtain permits, licenses and certificates for the operation of its vessels. Failure to maintain necessary permits or approvals could cause Oceanaut to incur substantial costs or temporarily suspend operation of one or more of its vessels.

Oceanaut believes that the heightened level of environmental and quality concerns among insurance underwriters, regulators and charterers is leading to greater inspection and safety requirements on all vessels and may accelerate the scrapping of older vessels throughout the dry bulk shipping industry. Increasing environmental concerns have created a demand for vessels that conform to stricter environmental standards. Oceanaut will be required to maintain operating standards for all of its vessels that emphasize operational safety, quality maintenance, continuous training of our officers and crews and compliance with United States and international regulations. Oceanaut believes that the operation of its vessels will be in substantial compliance with applicable environmental laws and regulations applicable to Oceanaut.

International Maritime Organization.

The United Nations’ International Maritime Organization, or IMO, has negotiated international conventions that impose liability for oil pollution in international waters and a signatory’s territorial waters. In September 1997, the IMO adopted Annex VI to the International Convention for the Prevention of Pollution from Ships to address air pollution from ships. Annex VI was ratified in May 2004, and became effective in May 2005. Annex VI set limits on sulfur oxide and nitrogen oxide emissions from ship exhausts and prohibits deliberate emissions of ozone depleting substances, such as chlorofluorocarbons. Annex VI also includes a global cap on the sulfur content of fuel oil and allows for special areas to be established with more stringent controls on sulfur emissions. Our fleet has conformed to the Annex VI regulations. Additional or new conventions, laws and regulations may be adopted that could adversely affect Oceanaut’s ability to operate its vessels.

The operation of Oceanaut’s vessels will also be affected by the requirements set forth in the ISM Code. The ISM Code requires shipowners and bareboat charterers to develop and maintain an extensive ‘‘Safety Management System’’ that includes the adoption of a safety and environmental protection policy setting forth instructions and procedures for safe operation and describing procedures for dealing with emergencies. The failure of a shipowner or management company to comply with the ISM Code may subject such party to increased liability, may decrease available insurance coverage for the affected vessels, and may result in a denial of access to, or detention in, certain ports. Each of Oceanaut’s vessels is expected to be ISM Code-certified. However, there can be no assurance that such certification will be maintained indefinitely.

The United States Oil Pollution Act of 1990

The United States Oil Pollution Act of 1990, or OPA, established an extensive regulatory and liability regime for the protection and cleanup of the environment from oil spills. OPA affects all owners and operators whose vessels trade in the United States, its territories and possessions or whose vessels operate in United States waters, which includes the United States’ territorial sea and its 200 nautical mile exclusive economic zone.

Under OPA, vessel owners, operators, charterers and management companies are ‘‘responsible parties’’ and are jointly, severally and strictly liable (unless the spill results solely from the act or omission of a third party, an act of God or an act of war) for all containment and clean-up costs and other damages arising from discharges or threatened discharges of oil from their vessels, including bunkers (fuel).

OPA previously limited the liability of responsible parties for dry bulk vessels to the greater of $600 per gross ton or $0.5 million (subject to possible adjustment for inflation). Amendments to OPA signed into law in July 2006 increased these limits on the liability of responsible parties for dry bulk vessels to the greater of $950 per gross ton or $0.8 million. These limits of liability do not apply if an incident was directly caused by violation of applicable United States federal safety, construction or operating regulations or by a responsible party’s gross negligence or willful misconduct, or if the responsible party fails or refuses to report the incident or to cooperate and assist in connection with oil removal activities.

Oceanaut expects to maintain for each of its vessel’s pollution liability coverage insurance in the amount of $1 billion per incident. If the damages from a catastrophic pollution liability incident exceed its insurance coverage, it could have a material adverse effect on Oceanaut’s financial condition and results of operations.

OPA requires owners and operators of vessels to establish and maintain with the United States Coast Guard evidence of financial responsibility sufficient to meet their potential liabilities under the OPA. In December 1994, the Coast Guard implemented regulations requiring evidence of financial responsibility in the amount of $1,500 per gross ton, which includes the OPA limitation on liability of $1,200 per gross ton and the U.S. Comprehensive Environmental Response, Compensation, and Liability Act liability limit of $300 per gross ton. Under the regulations, vessel owners and operators may evidence their financial responsibility by showing proof of insurance, surety bond, self-insurance, or guaranty. The U.S. Coast Guard has indicated that it expects to adopt regulations requiring evidence of financial responsibility in amounts that reflect the higher limits of liability imposed by the July amendments to OPA, as described above.

OPA specifically permits individual states to impose their own liability regimes with regard to oil pollution incidents occurring within their boundaries, and some states have enacted legislation providing for unlimited liability for oil spills. In some cases, states, which have enacted such legislation, have not yet issued implementing regulations defining vessels owners’ responsibilities under these laws. Oceanaut intends to comply in the future, with all applicable state regulations in the ports where its vessels call.

Other Environmental Initiatives

The European Union is considering legislation that will affect the operation of vessels and the liability of owners for oil pollution. It is difficult to predict what legislation, if any, may be promulgated by the European Union or any other country or authority.

Although the United States is not a party thereto, many countries have ratified and currently follow the liability plan adopted by the IMO and set out in the International Convention on Civil Liability for Oil Pollution Damage of 1969, or the 1969 Convention. Under this convention, and depending on whether the country in which the damage results is a party to the 1992 Protocol to the International Convention on Civil Liability for Oil Pollution Damage, a vessel’s registered owner is strictly liable for pollution damage caused in the territorial waters of a contracting state by discharge of persistent oil, subject to certain complete defenses. Under an amendment that became effective in November 2003 for vessels of 5,000 to 140,000 gross tons (a unit of measurement for the total enclosed spaces within a vessel), liability is limited to approximately $6.75 million plus approximately $944.7 for each additional gross ton over 5,000. For vessels of over 140,000 gross tons, liability is limited to approximately $134.4 million. As the 1969 Convention calculates liability in terms of basket currencies, these figures are based on currency exchange rates on January 23, 2007. Under the 1969 Convention, the right to limit liability is forfeited where the spill is caused by the owner’s actual fault; under the 1992 Protocol, a shipowner cannot limit liability where the spill is caused by the owner’s intentional or reckless conduct. Vessels trading in jurisdictions that are parties to these conventions must provide evidence of insurance covering the liability of the owner. In jurisdictions where the 1969 Convention has not been adopted, including the United States, various legislative schemes or common law govern, and liability is imposed either on the basis of fault or in a manner similar to that convention. Oceanaut believes that its protection and indemnity insurance will cover the liability under the plan adopted by the IMO.

Vessel Security Regulations

Since the terrorist attacks of September 11, 2001, there have been a variety of initiatives by United States authorities intended to enhance vessel security. On November 25, 2002, the Maritime Transportation Security Act of 2002, or MTSA, came into effect. To implement certain portions of the MTSA, in July 2003, the U.S. Coast Guard issued regulations requiring the implementation of certain security requirements aboard vessels operating in waters subject to the jurisdiction of the United States. Similarly, in December 2002, amendments to the International Convention for the Safety of Life at Sea, or SOLAS, created a new chapter of the convention dealing specifically with maritime security. The new chapter went into effect in July 2004, and imposes various detailed security obligations on vessels and port authorities, most of which are contained in the newly created ISPS Code. Among the various requirements are:

•	on-board installation of automatic information systems (‘‘AIS’’), to enhance vessel-to-vessel and vessel-to-shore communications;

•	on-board installation of ship security alert systems;

•	the development of vessel security plans; and

•	compliance with flag state security certification requirements.

The U.S. Coast Guard regulations, intended to align with international maritime security standards, exempt non-U.S. vessels from MTSA vessel security measures provided such vessels have on board, by July 1, 2004, a valid International Ship Security Certificate (‘‘ISSC’’) that attests to the vessel’s compliance with SOLAS security requirements and the ISPS Code. Oceanaut’s vessels will be in compliance with the various security measures addressed by the MTSA, SOLAS and the ISPS Code. Oceanaut does not believe these additional requirements will have a material financial impact on its operations.

Inspection by Classification Societies

The hull and machinery of every commercial vessel must be classed by a classification society authorized by its country of registry. The classification society certifies that a vessel is safe and seaworthy in accordance with the applicable rules and regulations of the country of registry of the vessel and the Safety of Life at Sea Convention. Oceanaut’s vessels are expected to be classed with a classification society that is a member of the International Association of Classification Societies.

A vessel must undergo annual surveys, intermediate surveys, drydockings and special surveys. In lieu of a special survey, a vessel’s machinery may be on a continuous survey cycle, under which the machinery would be surveyed periodically over a five-year period. Oceanaut’s vessels are expected to be on special survey cycles for hull inspection and continuous survey cycles for machinery inspection. Every vessel is also required to be drydocked every two to three years for inspection of the underwater parts of such vessel.

If any vessel does not maintain its class and/or fails any annual survey, intermediate survey, drydocking or special survey, the vessel will be unable to carry cargo between ports and will be unemployable and uninsurable. Any such inability to carry cargo or be employed, or any such violation of covenants, could have a material adverse impact on its financial condition and results of operations.

At an owner’s application, the surveys required for class renewal may be split according to an agreed schedule to extend over the entire period of class. This process is referred to as continuous class renewal.

All areas subject to survey as defined by the classification society are required to be surveyed at least once per class period, unless shorter intervals between surveys are prescribed elsewhere. The period between two subsequent surveys of each area must not exceed five years.

Most insurance underwriters make it a condition for insurance coverage and lending that a vessel be certified as ‘‘in class’’ by a classification society which is a member of the International Association of Classification Societies. Oceanaut’s vessels are expected to be certified as being ‘‘in class’’ by a classification society that is a member of the International Association of Classification Societies.

Risk of Loss and Liability Insurance

General

The operation of any cargo vessel includes risks such as mechanical failure, physical damage, collision, property loss, cargo loss or damage and business interruption due to political circumstances in foreign countries, hostilities and labor strikes. In addition, there is always an inherent possibility of marine disaster, including oil spills and other environmental mishaps, and the liabilities arising from owning and operating vessels in international trade. OPA, which imposes virtually unlimited liability upon owners, operators and demise charterers of any vessel trading in the United States exclusive economic zone for certain oil pollution accidents in the United States, has made liability insurance more expensive for ship owners and operators trading in the United States market. While Oceanaut believes that its expected insurance coverage is adequate, not all risks can be insured, and there can be no guarantee that any specific claim will be paid, or that it will always be able to obtain adequate insurance coverage at reasonable rates.

Hull and Machinery Insurance

Oceanaut expects to obtain marine hull and machinery and war risk insurance, which includes the risk of actual or constructive total loss, for all of its vessels. The vessels will each be covered up to at least fair market value, with deductibles in amounts of approximately $100,000 to $120,000.

Oceanaut will arrange, as necessary, increased value insurance for its vessels. With the increased value insurance, in case of total loss of the vessel, Oceanaut will be able to recover the sum insured under the increased value policy in addition to the sum insured under the hull and machinery policy. Increased value insurance also covers excess liabilities which are not recoverable in full by the hull and machinery policies by reason of under insurance. Oceanaut expects to maintain loss of hire insurance for certain of its vessels. Loss of hire insurance covers business interruptions that result in the loss of use of a vessel.

Protection and Indemnity Insurance

Protection and indemnity insurance is expected to be provided by mutual protection and indemnity associations, or P&I Associations, which will cover Oceanaut’s third-party liabilities in connection with its shipping activities. This includes third-party liability and other related expenses of injury or death of crew, passengers and other third parties, loss or damage to cargo, claims arising from collisions with other vessels, damage to other third-party property, pollution arising from oil or other substances, and salvage, towing and other related costs, including wreck removal. Protection and indemnity insurance is a form of mutual indemnity insurance, extended by protection and indemnity mutual associations.

Oceanaut’s protection and indemnity insurance coverage for pollution is expected to be $1.0 billion per vessel per incident. The 13 P&I Associations that comprise the International Group insure approximately 90% of the world’s commercial tonnage and have entered into a pooling agreement to reinsure each association’s liabilities. Each of Oceanaut’s vessels will be entered with P&I Associations of the International Group. Under the International Group reinsurance program, each P&I club in the International Group is responsible for the first $7.0 million of every claim. In every claim the amount in excess of $7.0 million and up to $50.0 million is shared by the clubs under a pooling agreement. In every claim the amount in excess of $50.0 million is reinsured by the International Group under the General Excess of Loss Reinsurance Contract. This policy currently provides an additional $3.0 billion of coverage. Claims which exceed this amount are pooled by way of ‘‘overspill’’ calls. As a member of a P&I Association, which is a member of the International Group, Oceanaut will be subject to calls payable to the associations based on its claim records as well as the claim records of all other members of the individual associations, and members of the pool of P&I Associations comprising the International Group. The P&I Associations’ policy year commences on February 20th. Calls are levied by means of Estimated Total Premiums (ETP) and the amount of the final installment of the ETP varies according to the actual total premium ultimately required by the club for a particular policy year. Members have a liability to pay supplementary calls which might be levied by the board of directors of the club if the ETP is insufficient to cover amounts paid out by the club.

Legal Proceedings

Oceanaut is not currently a party to any material lawsuit that, if adversely determined, would have a material adverse effect on its financial position, results of operations or liquidity.

Exchange Controls

Under Marshall Islands law, there are currently no restrictions on the export or import of capital, including foreign exchange controls or restrictions that affect the remittance of dividends, interest or other payments to non-resident holders of Oceanaut’s shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Prior Share Issuances

Excel Maritime Carriers Ltd. (NYSE: EXM), our corporate shareholder, agreed, as a condition to the consummation of our initial public offering, to purchase from us, in the pre-offering private placement, an aggregate of 1,125,000 insider units, at $8.00 per unit, each insider unit consisting of one share of our common stock and one warrant to purchase one share of our common stock at a per-share exercise price of $6.00. Additionally, as part of the pre-offering private placement, Excel purchased 2,000,000 warrants, at $1.00 per warrant, to purchase an aggregate of 2,000,000 shares of our common stock at a per-share exercise price of $6.00. None of such insider units or insider warrants is transferable or salable until we consummate a business combination, except that Excel may transfer its insider units and insider warrants to another entity that is controlled by Excel, which will be subject to the same transfer restrictions. Further, of the 1,125,000 insider units purchased by Excel as part of the previous private placement, the shares of common stock underlying 500,000 of such insider units will not participate in any liquidating distribution while the remaining 625,000 of such units will have the same liquidation rights as our public shareholders if we do not consummate a business combination. This allows Excel the benefits associated with finding a target business without subjecting its entire investment to the risk that we may not find a target business. Moreover, none of the shares of common stock underlying all 1,125,000 insider units may exercise conversion rights, which we describe below, and all of such shares must be voted in favor of any proposed business combination. The purchase price of these insider units and insider warrants were added to the proceeds from the initial public offering to be held in the trust account pending the completion of our initial business combination.

Registration Rights

We entered into a Registration Rights Agreement at the time of our initial public offering with Excel and its affiliates with respect to (i) 4,687,500 shares of common stock issued prior to our initial public offering, (ii) the founding warrants and the 3,000,000 underlying shares of common stock, (iii) the insider warrants and the 2,000,000 underlying shares of common stock and (iv) the securities included in the 1,125,000 insider units entitling the holders thereof to certain registration rights. The holders of these shares and their transferees are each entitled to make up to three demands that we register shares of common stock and warrants owned by them. However, the holders of these shares are not entitled to more than three such demands in the aggregate. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which the shares are released from escrow or, in the case of the founding warrants and the underlying common stock, after such founding warrants become exercisable by their terms and in the case of the securities underlying the insider units, after the completion of our initial business combination. In addition, these holders have certain ‘‘piggy-back’’ registration rights on registration statements filed subsequent to such date. We will bear the expenses incurred in connection with any such registration statements other than underwriting discounts or commissions for shares not sold by us.

We have also agreed to enter into a Registration Rights Agreement with the Investors to register for resale the aggregate of 10,312,500 shares of common stock that will be owned by them. Pursuant to the Registration Rights Agreement, Oceanaut must timely file the registration statement (no later than two business days after the end of the 180 day lock-up period following the closing of the investment pursuant to the Investment Agreement), and cause it to be declared effective in a timely manner (within 90 days of filing of the registration statement). We have also granted the Investors certain piggy-back registration rights. Any costs associated with filing of the registration statement will be paid by Oceanaut.

The complete text of the form of Registration Rights Agreement entered into with the Investors is attached hereto as Annex M and is incorporated by reference to this proxy statement.

Conflicts of Interest

Our shareholders should be aware of the following potential conflicts of interest:

•	Because each of our independent directors will be entitled to receive $75,000 in cash per year for their board service, accruing pro rata from the start of their service on our board of directors and payable only upon the successful completion of a business combination, the financial interest of our independent directors could influence their motivation in selecting a target business. Thus, the financial interests of our independent directors may influence their motivation when determining whether a particular business combination is in our shareholders’ best interest and securing payment of their annual fee.

•	Since Excel owns shares of our common stock which will be released from escrow (or from transfer restrictions under a lock-up agreement in the case of the insider units purchased in the private placement) only if a business combination is successfully completed and owns warrants which will expire worthless if a business combination is not consummated, and upon the successful completion of a business combination, may earn substantial fees pursuant to arrangements with Excel for the provision of technical and/or commercial ship management services, our board may have a conflict of interest in determining whether a particular target acquisition is appropriate to effect a business combination. The financial interests of Excel may influence the motivation of our common officers and directors in identifying and selecting a target acquisition, timely completing a business combination and securing the release of Excel’s stock.

•	Approximately $6,312,500 of Excel’s investment in us will be lost if we do not consummate a business combination. This amount is comprised of a loan made to us and consideration paid for the founding shares and founding warrants, insider units (500,000 of which do not have liquidation rights) and insider warrants. These amounts are in addition to (i) a maximum of $75,000 in fees and expenses for our dissolution and liquidation, which Excel has agreed to pay in the event we do not have sufficient funds outside of the trust account to pay for such expenses, and (ii) claims made against the trust account by creditors who have not executed waivers of claims.

•	If the business combination is completed, Maryville, an affiliate of Excel, will receive fees as Technical Manager under the Technical Management Agreement.

Following the initial closing of the business combination, the Investors, which are affiliates of the Sellers of the nine dry bulk carriers, will own approximately 29.6% of our outstanding common stock; we will outsource the commercial management of the nine dry bulk carriers to Safbulk, an affiliate of the Sellers and the Investors; and we will charter seven of the nine dry bulk carriers to South African Marine Corporation S.A., an affiliate of the Sellers and the Investors.

The personal and financial interests of our directors and officers may influence their motivation in identifying and selecting a target business, and negotiating and consummating our initial business combination, in the time period and on the terms described in our amended and restated articles of incorporation.

Because it is possible that one or more of officers or directors may continue to serve as officers and/or on our board of directors after the consummation of our initial business combination, and such individuals may be paid fees for their services, the financial interest of such individuals may influence their motivation when determining whether a particular business combination is in our shareholders’ best interest and securing payment of such fees. Thus, they may be faced with a conflict of interest when determining whether a particular business combination is in our shareholders’ best interest. If conflicts arise, they may not necessarily be resolved in our favor.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of the record date by:

•	Each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	Each of our officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership(2)		Percentage of Outstanding Common Stock
Excel Maritime Carriers Ltd.(3)	4,640,625	(8)	18.9%
Satellite Asset Management, L.P.(4)	3,399,900	(9)	13.8%
Satellite Fund Management LLC(4)	3,399,900	(9)	13.8%
Andrew Weiss(5)	3,197,900	(10)	13.0%
Fir Tree, Inc.(6)	2,100,000	(11)	8.5%
Sapling LLC(6)	1,681,680	(11)	6.7%
Satellite Overseas Fund, Ltd.(4)	1,613,270	(9)	6.6%
HBK Investments L.P.(7)	1,293,300	(12)	5.3%
Gabriel Panayotides	351,562	(13)	1.4%
Christopher Georgakis	234,375	(13)	1.0%
Eleftherios (Lefteris) A. Papatrifon	234,375	(13)	1.0%
George Agadakis	234,375	(13)	1.0%
Ismini Panayotides	117,188	(13)	*
Jesper Jarlbaeck	0		*
Kevin G. Oates	0		*
Yannis Tsamourgelis	0		*
All directors and executive officers as a group (8 individuals)	1,171,875	(13)	4.8%

*	less than one (1%) percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Excel Maritime Carriers Ltd., 17th Km National Road Athens-Lamia & Finikos Street, 145 64 Nea Kifisia, Athens, Greece.
(2)	Pursuant to the rules established under the Securities Exchange Act of 1934, as amended, the foregoing parties may be deemed to be a ‘‘group,’’ as defined in Section 13(d) of such Act, by virtue of their affiliation with Excel Maritime Carriers Ltd.
(3)	5,022,620 (or 25.6%) of A Class common shares are owned by Argon S.A. and 55,676 (or 48.44%) of B Class common shares are owned by Boston Industries S.A. Argon S.A. is holding the A class common shares pursuant to a trust in favor of Sterling Trading Co., a corporation whose sole shareholder is Ms. Ismini Panayotides, our Vice President-Project Development. Ms. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares. Boston Industries S.A. is controlled by Mrs. Mary Panayotides, the spouse of our Chairman. Mr. Panayotides has no power of voting or disposition over these shares and disclaims beneficial ownership of these shares.
(4)	623 Fifth Avenue, 19th Floor, New York, New York 10022.
(5)	29 Commonwealth Ave., Boston, Massachusets 02116.
(6)	505 Fifth Avenue, 23rd Floor, New York, New York, 10017.
(7)	300 Crescent Court, Suite 700, Dallas, Texas 75201.
(8)	These amounts do not include the shares of common stock underlying founding warrants, the insider warrants or the warrants included in the insider units.
(9)	Based on a Schedule 13G filed on April 11, 2007 with the SEC jointly by the following parties and indicating shared voting power: Satellite Fund II, L.P., Satellite Fund IV, L.P., Satellite Overseas Fund, Ltd., The Apogee Fund, Ltd., Satellite

Overseas Fund V, Ltd., Satellite Overseas Fund VI, Ltd., Satellite Overseas Fund VII, Ltd., Satellite Overseas Fund VIII, Ltd., Satellite Overseas Fund IX, Ltd., Satellite Asset Management, L.P., Satellite Fund Management LLC and Satellite Advisors, L.L.C.
(10)	Based on a Form 4 filed on August 8, 2007 with the SEC by Andrew Weiss. Shares reported herein represent shares beneficially owned by (i) a private investment partnership of which Mr. Weiss is the Managing Member of the General Partner and (ii) a private investment corporation of which Mr. Weiss is the Managing Member of the Investment Manager. Based on a Schedule 13G filed on April 27, 2007 with the SEC, Mr. Weiss beneficially owns the shares as part of a group with shared voting power that includes the following members: Andrew Weiss, Weiss Asset Management, LLC and Weiss Capital LLC.
(11)	Based on a Schedule 13G filed on March 9, 2007 with the SEC jointly by the following parties and indicating shared voting power: Sapling, LLC, Fir Tree Recovery Master Fund, L.P. and Fir Tree, Inc.
(12)	Based on a Schedule 13G filed on April 5, 2007 with the SEC jointly by the following parties and indicating shared voting power: HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P.
(13)	These amounts do not include the shares of common stock underlying the founding warrants.

Escrow of Shares Held by Founding Shareholders

Our founding shareholders, Excel and its affiliates, have deposited their shares of common stock into an escrow account maintained by Continental Stock Transfer & Trust Company, as escrow agent.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except, in the case of natural persons, to their spouses and children or trusts established for their benefit or otherwise as provided in the stock escrow agreement, but will retain all other rights as our shareholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of our founding shareholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to the our initial public offering, except with respect to 625,000 of the 1,125,000 shares of common of stock underlying the insider units purchased by Excel.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Oceanaut

Oceanaut’s common stock, warrants and units are currently quoted on the American Stock Exchange under the symbols ‘‘OKN,’’ ‘‘OKN.WS’’ and ‘‘OKN.U,’’ respectively. The closing prices per share of common stock, warrant, and unit, of Oceanaut on October 12, 2007, the last trading day before the announcement of the execution of the vessel acquisition, were $8.05, $1.90 and $9.90, respectively. Each unit of Oceanaut consists of one share of Oceanaut common stock and one warrant. The warrants became separable from the common stock on April 4, 2007. Each warrant entitles the holder to purchase from Oceanaut one share of common stock at an exercise price of $6.00 commencing on the later of the completion of an initial business combination) or March 1, 2008. The public and pre-IPO warrants will expire at 5:00 p.m., New York City time, on March 1, 2012, or earlier upon redemption. Prior to March 1, 2007, there was no established public trading market for Oceanaut’s common stock, warrants or units.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low sales prices of Oceanaut’s common stock, warrants and units as reported on the American Stock Exchange.

	Common Stock		Warrants		Units
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2007	N/A	N/A	N/A	N/A	$7.85	$7.81
June 30, 2007	$7.60	$7.60	$1.43	$0.61	$8.83	$8.83
September 30, 2007	$8.05	$8.00	$1.59	$1.02	$9.35	$9.19

Holders

As of October 22, 2007, there were two holders of record of our units, seven holders of record of our common stock and two holders of record of our warrants. The units (and the shares of common stock included in the units) issued in our initial public offering were available initially only in book-entry form and are currently represented by one or more global certificates, which were deposited with, or on behalf of, DTC and registered in its name or in the name of its nominee. Accordingly, all of the public shares are held in ‘‘street name.’’

Dividends

We have not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenue and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future. Furthermore, the proposed debt financing will restrict our ability to pay dividends.

DESCRIPTION OF SECURITIES

General

Oceanaut is currently authorized to issue 80,000,000 shares of common stock, par value $.0001, and 1,000,000 shares of preferred stock, par value $.0001. As of the record date, [            ] shares of common stock are outstanding, held by [        ] record holders. No shares of preferred stock are currently outstanding.

Units

Each unit consists of one share of common stock and one warrant, which started trading separately as of April 4, 2007. Each warrant entitles the holder to purchase one share of common stock at an exercise price of $6.00 per share.

Common Stock

Our shareholders are entitled to one vote for each share held of record on all matters to be voted on by shareholders. In connection with the vote required for any business combination, all of our founding shareholders, including all of our officers and directors, have agreed to vote their respective shares of common stock owned by them immediately prior to the initial public offering and the pre-offering private placement in accordance with the majority of the public shareholders and to vote any shares they acquire in the pre-offering private placement, in the initial public offering and the aftermarket in favor of any proposed business combination. Additionally, our founding shareholders, officers and directors will vote all of their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our shareholders.

We will proceed with the business combination only if a majority of the shares of common stock voted by the public shareholders are voted in favor of the business combination and public shareholders owning less than 29.6% of the shares sold in our initial public offering exercise their conversion rights discussed below.

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

If we are forced to liquidate our trust account because we have not consummated a business combination within the required time periods, our public shareholders and Excel with respect to 625,000 of the 1,125,000 shares included in the insider units are entitled to share ratably in the trust fund, inclusive of any interest not previously released to us to fund working capital requirements, and net of any income taxes due on such interest, which income taxes, if any, shall be paid from the trust account, as part of any plan of dissolution and liquidation, and any net assets remaining available for distribution to them after payment of liabilities. If we do not complete an initial business combination and the trustee must distribute the balance of the trust account, the underwriters have agreed that: (i) they will forfeit any rights or claims to their deferred underwriting discounts and commissions, including any accrued interest thereon, then in the trust account, and (ii) the deferred underwriters’ discounts and commission will be distributed on a pro rata basis among the public shareholders, together with any accrued interest thereon and net of income taxes payable on such interest. The founding shareholders have agreed to waive their respective rights to participate in any liquidation distribution occurring upon our failure to consummate a business combination, but only with respect to those shares of common stock acquired by them prior to our initial public offering and the pre-offering private placement, except with respect to 625,000 of the 1,125,000 shares included in the insider units and any shares of common stock acquired in connection with or following the initial public offering, and have also agreed to vote their shares of common stock in favor of any plan of dissolution and liquidation which we would submit to the vote of our shareholders.

Our shareholders have no redemption, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public shareholders have the right to have their shares of common stock converted for cash equal to their pro rata share of the trust fund if they vote against the business combination and the business combination is approved and completed. Public shareholders who redeem their stock into their share of the trust fund still have the right to exercise the warrants that they received as part of the units, which they have not previously sold.

Preferred Stock

Our articles of incorporation authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. Accordingly, our board of directors is empowered, without shareholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust fund, or which votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

Each of the 18,750,000 warrants issued in the initial public offering and the warrants included in the insider units entitles the registered holder to purchase one share of our common stock at a price of $6.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•	the completion of a business combination; or

•	one year from the date of our prospectus.

The warrants will expire on the fifth anniversary of the date of our prospectus at 5:00 p.m., New York City time.

We may call the warrants for redemption

•	in whole and not in part;

•	at a price of $.01 per warrant at any time after the warrants become exercisable;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•	if, and only if, the reported last sale price of the common stock equals or exceeds $11.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

In addition, we may not call the warrants for redemption unless the shares of common stock underlying the warrants purchased as part of the units in this public offering are covered by an effective registration statement and a current prospectus from the date of the call notice through the date fixed for redemption.

We have established these criteria to provide warrant holders with a reasonable premium to the initial warrant exercise price as well as a reasonable cushion against a negative market reaction, if any, to our redemption call. If the foregoing conditions are satisfied and we call the warrants for redemption, each warrant holder shall then be entitled to exercise his or her warrant prior to the date scheduled for redemption, however, there can be no assurance that the price of the common stock will exceed the call trigger price or the warrant exercise price after the redemption call is made.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their exercise price.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

No warrants will be exercisable and we will not be obligated to issue shares of common stock unless at the time a holder seeks to exercise such warrant, a prospectus relating to the common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise. If the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Insider Warrants

As part of the pre-offering private placement, we issued to Excel 2,000,000 insider warrants, at $1.00 per warrant, to purchase an aggregate of 2,000,000 shares of our common stock at a per-share exercise price of $6.00. The terms of the insider warrants are identical to the terms of the warrants included in the units offered in our initial public offering, except as set forth below. The insider warrants may be exercised on a cashless basis (while the warrants included in the units offered in the initial public offering may not be exercised on a cashless basis) and will be non-redeemable so long as such insider warrants are being held by Excel or its affiliates. Exercises on a cashless basis enable the holder to convert the value in the warrant (the fair market value of the common stock minus the exercise price of the warrant) into shares of common stock. We will establish the ‘‘value’’ to be converted into shares of our common stock upon exercise of the warrants on a cashless basis and provide such information in the notice of exercise. The ‘‘value’’ will be determined using the average reported last sale price of the common stock for the 10 trading days ending on the third business day prior to the notice of exercise by warrant holders. The insider warrants cannot be sold or transferred until we complete a business combination. In addition, commencing on the date such warrants becomes exercisable, the insider warrant and the underlying common stock are entitled to registration rights under an agreement signed on the date of our prospectus.

Founding Warrants

We currently have 3,000,000 founding warrants issued and outstanding. The founding warrants were issued to our founding shareholders in connection with the 4,687,500 shares of common stock purchased by Excel and certain of our officers and directors for $25,000 in cash, at a purchase price of $0.005333 per share. Each founding warrant entitles the registered holder to purchase one share of our common stock at a price of $7.00 per share, subject to adjustment as discussed below, at any time after:

•	90 days following the completion of our initial business combination; and

•	the last sales price of our common stock exceeds $11.00 per share for any 20 trading days within a 30 trading day period beginning 90 days after the completion of our initial business combination.

The founding warrants may be exercised on a cashless basis and will be non-redeemable so long as such founding warrants are held by the founding shareholders or their affiliates. Exercises on a cashless basis enable the holder to convert the value in the warrant (the fair market value of the common stock minus the exercise price of the warrant) into shares of common stock. We will establish the ‘‘value’’ to be converted into shares of our common stock upon exercise of the warrants on a cashless basis and provide such information in the notice of exercise. The ‘‘value’’ will be determined using the average reported last sale price of the common stock for the 10 trading days ending on the third business day prior to the notice of exercise by warrant holders. The founding warrants cannot be sold or transferred until we complete a business combination, subject to certain limited exceptions, such as transfers to family members and trusts for estate planning purposes and upon death and Excel may transfer its founding warrants only to another entity that is controlled by Excel which will be subject to the same transfer restrictions. In addition, commencing on the date such warrants become exercisable, the founding warrants and the underlying common stock are entitled to registration rights under an agreement signed on the date of our prospectus. If we do not complete a business combination that meets the criteria described in our prospectus, then the founding warrants will expire worthless.

Dividends

We have not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

Pre-offering private placement

Excel Maritime Carriers Ltd. (NYSE: EXM), our corporate shareholder, agreed, as a condition to the consummation of our initial public offering, to purchase from us, in a previous private placement that occurred prior to the closing of our initial public offering, an aggregate of 1,125,000 insider units, at $8.00 per unit, each insider unit consisting of one share of our common stock and one warrant to purchase one share of our common stock at a per-share exercise price of $6.00. Additionally, as part of the previous private placement, Excel agreed to purchase 2,000,000 warrants at $1.00 per warrant, to purchase an aggregate of 2,000,000 shares of our common stock at a per-share exercise price of $6.00. None of such insider units or insider warrants is transferable or salable until we consummate a business combination, except that Excel may transfer its insider units and insider warrants to another entity that is controlled by Excel, which will be subject to the same transfer restrictions. Further, of the 1,125,000 insider units purchased by Excel as part of the previous private placement, the shares of common stock underlying 500,000 of such insider units will not participate in any liquidating distribution while the remaining 625,000 of such units will have the same liquidation rights as our public shareholders if we do not consummate a business combination. This allows Excel the benefits associated with finding a target business without subjecting its entire investment to the risk that we may not find a target business. Moreover, none of the shares of common stock underlying all 1,125,000 insider units may exercise conversion rights, which we describe below, and all of such shares must be voted in favor of any proposed business combination. The purchase price of these insider units and insider warrants were added to the proceeds from the initial public offering to be held in the trust account pending the completion of our initial business combination.

Transfer Agent and Warrant Agent

The transfer agent for Oceanaut’s securities and warrant agent for Oceanaut’s warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

SHAREHOLDER PROPOSALS

Regardless of whether the vessel acquisition is consummated, the Oceanaut 2008 annual meeting of shareholders will be held on or about [                    ], 2008, unless the date is changed by the board of directors. If you are a shareholder and you want to include a proposal in the proxy statement for the 2008 annual meeting, you need to provide it to us by no later than [                    ], 2007.

MARSHALL ISLANDS COMPANY CONSIDERATIONS

Our corporate affairs are governed by our amended and restated articles of incorporation and by-laws and by the Business Corporation Act of the Republic of the Marshall Islands, or BCA. The provisions of the BCA resemble provisions of the corporation laws of a number of states in the United States. For example, the BCA allows the adoption of various anti-takeover measures such as shareholder ‘‘rights’’ plans. While the BCA also provides that it is to be interpreted according to the laws of the State of Delaware and other states with substantially similar legislative provisions, there have been few, if any, court cases interpreting the BCA in the Marshall Islands, and we can not predict whether Marshall Islands courts would reach the same conclusions as U.S. courts. Thus, you may have more difficulty in protecting your interests in the face of actions by the management, directors or controlling shareholders than would shareholders of a corporation incorporated in a United States jurisdiction which has developed a substantial body of case law. The following table provides a comparison between the statutory provisions of the BCA and the Delaware General Corporation Law relating to shareholders’ rights.

Marshall Islands	Delaware
Shareholder Meetings
•Held at a time and place as designated in the by-laws	•May be held at such time or place as designated in the certificate of incorporation or the by-laws, or if not so designated, as determined by the board of directors
•May be held within or without the Marshall Islands	•May be held within or without Delaware
•Notice:	•Notice:
•Whenever shareholders are required to take action at a meeting, written notice shall state the place, date and hour of the meeting and indicate that it is being issued by or at the direction of the person calling the meeting	•Whenever shareholders are required to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, and the means of remote communication, if any
•A copy of the notice of any meeting shall be given personally or sent by mail not less than 15 nor more than 60 days before the meeting	•Written notice shall be given not less than 10 nor more than 60 days before the meeting
Shareholders’ Voting Rights
•Any action required to be taken by meeting of shareholders may be taken without meeting if consent is in writing and is signed by all the shareholders entitled to vote	•Shareholders may act by written consent to elect directors
•Any person authorized to vote may authorize another person or persons to act for him by proxy	•Any person authorized to vote may authorize another person or persons to act for him by proxy
•Unless otherwise provided in the articles of incorporation, a majority of shares entitled to vote constitutes a quorum. In no event shall a quorum consist of fewer than one-third of the shares entitled to vote at a meeting	•For stock corporations, certificate of incorporation or by-laws may specify the number to constitute a quorum but in no event shall a quorum consist of less than one-third of shares entitled to vote at a meeting. In the absence of such specifications, a majority of shares entitled to vote shall constitute a quorum

Marshall Islands	Delaware
•For non-stock companies, certificate of incorporation or by-laws may specify the number of members to constitute a quorum. In the absence of this, one-third of the members shall constitute a quorum
•No provision for cumulative voting	•The certificate of incorporation may provide for cumulative voting
Directors
•Board must consist of at least one member	•Board must consist of at least one member
•Number of members can be changed by an amendment to the by-laws, by the shareholders, or by action of the board	•Number of board members shall be fixed by the by-laws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number shall be made only by amendment of the certificate
•If the board is authorized to change the number of directors, it can only do so by an absolute majority (majority of the entire board)
Shareholders’ Derivative Actions
•An action may be brought in the right of a corporation to procure a judgment in its favor, by a holder of shares or of voting trust certificates or of a beneficial interest in such shares or certificates. It shall be made to appear that the plaintiff is such a holder at the time of bringing the action and that he was such a holder at the time of the transaction of which he complains, or that his shares or his interest therein devolved upon him by operation of law	•In any derivative suit instituted by a shareholder of a corporation, it shall be averred in the complaint that the plaintiff was a shareholder of the corporation at the time of the transaction of which he complains or that such shareholder’s stock thereafter devolved upon such shareholder by operation of law
•Complaint shall set forth with particularity the efforts of the plaintiff to secure the initiation of such action by the board or the reasons for not making such effort
•Such action shall not be discontinued, compromised or settled, without the approval of the High Court of the Republic
•Attorney’s fees may be awarded if the action is successful
•Corporation may require a plaintiff bringing a derivative suit to give security for reasonable expenses if the plaintiff owns less than 5% of any class of stock and the shares have a value of less than $50,000

TAX CONSIDERATIONS

Marshall Islands Tax Considerations

Oceanaut, Inc. is incorporated in the Marshall Islands. Under current Marshall Islands law, Oceanaut is not subject to tax on income or capital gains, and no Marshall Islands withholding tax will be imposed upon payments of dividends by Oceanaut to its shareholders.

Material U.S. Federal Income Tax Consequences

The following discussion addresses the U.S. federal income tax consequences relating to the purchase, ownership and disposition of Oceanaut common stock by U.S. Holders that hold such shares. This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), Treasury regulations promulgated under the Code, Internal Revenue Service (‘‘IRS’’) rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively. No party has sought or will seek any rulings from the IRS with respect to the U.S. federal income tax consequences discussed below. The discussion below is not in any way binding on the IRS or the courts or in any way constitutes an assurance that the U.S. federal income tax consequences discussed herein will be accepted by the IRS or the courts.

The U.S. federal income tax consequences to a holder of Oceanaut shares may vary depending upon such stockholder’s particular situation or status. This discussion is limited to holders of Oceanaut common stock who hold such shares as capital assets, and it does not address aspects of U.S. federal income taxation that may be relevant to holders of shares who are subject to special treatment under U.S. federal income tax laws, including but not limited to: non-U.S. holders (as defined below); dealers in securities; banks and other financial institutions; insurance companies; tax-exempt organizations, plans or accounts; persons holding their Oceanaut shares as part of a ‘‘hedge,’’ ‘‘straddle’’ or other risk reduction transaction; persons holding their Oceanaut shares through partnerships, trusts or other entities; U.S. persons whose functional currency is not the U.S. dollar; and controlled foreign corporations or passive foreign investment companies, as those terms are defined in the Code. In addition, this discussion does not consider the effects of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations, or the alternative minimum tax.

For purposes of this discussion, a ‘‘U.S. Holder’’ is a beneficial owner of Oceanaut shares that is, for U.S. federal income tax purposes: a citizen or resident of the United States; a corporation created or organized in or under the laws of the United States or any state thereof (including the District of Columbia); an estate the income of which is subject to United States federal income tax regardless of its source; or a trust, if a court within the United States can exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, was treated as a U.S. trust on August 19, 1996 and validly elected to continue to be treated as a U.S. trust). Prospective investors should consult their own tax advisers as to the particular tax considerations applicable to them relating to the purchase, ownership and disposition of Oceanaut shares, including the applicability of US federal, state and local tax laws and non-US tax laws.

For purposes of this discussion, a ‘‘Non-U.S. Holder’’ is, for U.S. federal income tax purposes, an individual, trust, or corporation that is a beneficial owner of Oceanaut shares, who is not a U.S. Holder.

U.S. Federal Income Taxation of Oceanaut

Taxation of Operating Income: In General

Unless exempt from U.S. federal income taxation under the rules discussed below, a foreign corporation is subject to United States federal income taxation in respect of any income that is derived from the use of vessels, from the hiring or leasing of vessels for use on a time, voyage or bareboat charter basis, from the participation in a pool, partnership, strategic alliance, joint operating agreement, code sharing arrangements or other joint venture it directly or indirectly owns or participates in that generates such income, or from the performance of services directly related to those uses, which we refer to as ‘‘shipping income,’’ to the extent that the shipping income is derived from sources within the United States. For these purposes, 50% of shipping income that is attributable to transportation that begins or ends, but that does not both begin and end, in the United States constitutes income from sources within the United States, which we refer to as ‘‘U.S.-source shipping income.’’

Shipping income attributable to transportation that both begins and ends in the United States is considered to be 100% from sources within the United States. Oceanaut is not permitted by law to engage in transportation that produces income which is considered to be 100% from sources within the United States.

Shipping income attributable to transportation exclusively between non-U.S. ports will be considered to be 100% derived from sources outside the United States. Shipping income derived from sources outside the United States will not be subject to any United States federal income tax. In the absence of exemption from tax under Section 883, Oceanaut’s gross U.S.-source shipping income would be subject to a 4% tax imposed without allowance for deductions as described below.

Exemption of Operating Income from U.S. Federal Income Taxation

Under Section 883 of the Code, Oceanaut will be exempt from U.S. federal income taxation on its U.S.-source shipping income if:

1. Oceanaut is organized in a foreign country (our ‘‘country of organization’’) that grants an ‘‘equivalent exemption’’ to corporations organized in the United States; and

2. either:

•	more than 50% of the value of Oceanaut’s stock is owned, directly or indirectly, by individuals who are ‘‘residents’’ of Oceanaut’s country of organization or of another foreign country that grants an ‘‘equivalent exemption’’ to corporations organized in the United States, which Oceanaut refers to as the ‘‘50% Ownership Test,’’ or

•	Oceanaut’s stock is ‘‘primarily and regularly traded on an established securities market’’ in Oceanaut’s country of organization, in another country that grants an ‘‘equivalent exemption’’ to U.S. corporations, or in the United States, which Oceanaut refers to as the ‘‘Publicly-Traded Test.’’

The Republic of the Marshall Islands, the jurisdiction where Oceanaut is incorporated, as well as the Republic of Liberia, the jurisdiction where Oceanaut’s ship-owning subsidiaries will be incorporated, grant an ‘‘equivalent exemption’’ to U.S. corporations. Therefore, Oceanaut will be exempt from U.S. federal income taxation with respect to its U.S.-source shipping income if it satisfies either the 50% Ownership Test or the Publicly-Traded Test. It may be difficult for Oceanaut to satisfy the 50% Ownership Test for each taxable year due to the widely-held ownership of its stock. Oceanaut’s ability to satisfy the Publicly-Traded Test is discussed below.

The regulations provide, in pertinent part, that stock of a foreign corporation will be considered to be ‘‘primarily traded’’ on an established securities market if the number of shares of each class of stock that are traded during any taxable year on all established securities markets in that country exceeds the number of shares in each such class that are traded during that year on established securities markets in any other single country. Oceanaut anticipates that its common stock will be ‘‘primarily traded’’ on the American Stock Exchange.

Under the regulations, Oceanaut’s stock will be considered to be ‘‘regularly traded’’ on an established securities market if one or more classes of its stock representing more than 50% of its outstanding shares, by total combined voting power of all classes of stock entitled to vote and total value, is listed on the market which Oceanaut refers to as the listing threshold. Since Oceanaut’s common stock, which represents more than 50% of its outstanding shares by vote and value, will be listed on the American Stock Exchange, Oceanaut expects that it will satisfy the listing requirement.

It is further required that with respect to each class of stock relied upon to meet the listing threshold (i) such class of the stock is traded on the market, other than in minimal quantities, on at least 60 days during the taxable year or 1/6 of the days in a short taxable year; and (ii) the aggregate number of shares of such class of stock traded on such market is at least 10% of the average number of shares of such class of stock outstanding during such year or as appropriately adjusted in the case of a short taxable year. Oceanaut believes it will satisfy the trading frequency and trading volume tests. Even if this were not the case, the regulations provide that the trading frequency and trading volume tests will be deemed satisfied by a class of stock if, as Oceanaut expects to be the case with its common stock, such class of stock is traded on an established market in the United States and such class of stock is regularly quoted by dealers making a market in such stock.

Notwithstanding the foregoing, the regulations provide, in pertinent part, Oceanaut’s common stock will not be considered to be ‘‘regularly traded’’ on an established securities market for any taxable year in which 50% or more of the outstanding shares of its common stock are owned, actually or constructively under specified stock attribution rules, on more than half the days during the taxable year by persons who each own 5% or more of its common stock, which Oceanaut refers to as the ‘‘5 Percent Override Rule.’’

For purposes of being able to determine the persons who own 5% or more of Oceanaut common stock, or ‘‘5% Stockholders,’’ the regulations permit Star Bulk to rely on Schedule 13G and Schedule 13D filings with the U.S. Securities and Exchange Commission, or the ‘‘SEC,’’ to identify persons who have a 5% or more beneficial interest in its common stock. The regulations further provide that an investment company which is registered under the Investment Company Act of 1940, as amended, will not be treated as a 5% Stockholder for such purposes.

Oceanaut does not anticipate that its 5% Stockholders will own 50% or more of its common stock in 2008 (the first year in which it expects to derive shipping income) or in subsequent years. However, if Oceanaut’s 5% Stockholders did own more than 50% of Oceanaut’s common stock, then Oceanaut would be subject to the 5% Override Rule unless it were able to establish that among the closely-held group of 5% Stockholders, there are sufficient 5% Stockholders that are qualified stockholders for purposes of Section 883 to preclude non-qualified 5% Stockholders in the closely-held group from owning 50% or more of each class of our stock for more than half the number of days during the taxable year. In order to establish this, sufficient 5% Stockholders that are qualified stockholders would have to comply with certain documentation and certification requirements designed to substantiate their identity as qualified stockholders. These requirements are onerous and there is no guarantee that Oceanaut would be able to satisfy them.

Taxation in Absence of Exemption

To the extent the benefits of Section 883 are unavailable, Oceanaut’s U.S. source shipping income, to the extent not considered to be ‘‘effectively connected’’ with the conduct of a U.S. trade or business, as described below, would be subject to a 4% tax imposed by Section 887 of the Code on a gross basis, without the benefit of deductions. Since under the sourcing rules described above, no more than 50% of Oceanaut’s shipping income would be treated as being derived from U.S. sources, the maximum effective rate of U.S. federal income tax on Oceanaut’s shipping income would never exceed 2% under the 4% gross basis tax regime.

To the extent the benefits of the Section 883 exemption are unavailable and Oceanaut’s U.S.-source shipping income is considered to be ‘‘effectively connected’’ with the conduct of a U.S. trade or business, as described below, any such ‘‘effectively connected’’ U.S.-source shipping income, net of applicable deductions, would be subject to the U.S. federal corporate income tax currently imposed at rates of up to 35%. In addition, Oceanaut may be subject to the 30% ‘‘branch profits’’ taxes on earnings effectively connected with the conduct of such trade or business, as determined after allowance for certain adjustments, and on certain interest paid or deemed paid attributable to the conduct of its U.S. trade or business.

Oceanaut’s U.S.-source shipping income would be considered ‘‘effectively connected’’ with the conduct of a U.S. trade or business only if:

•	Oceanaut has, or is considered to have, a fixed place of business in the United States involved in the earning of shipping income; and

•	substantially all of Oceanaut’s U.S.-source shipping income is attributable to regularly scheduled transportation, such as the operation of a vessel that follows a published schedule with repeated sailings at regular intervals between the same points for voyages that begin or end in the United States.

Oceanaut does not intend to have, or permit circumstances that would result in having any vessel operating to the United States on a regularly scheduled basis. Based on the foregoing and on the expected mode of Oceanaut’s shipping operations and other activities, Oceanaut believes that none of its U.S.-source shipping income will be ‘‘effectively connected’’ with the conduct of a U.S. trade or business.

United States Taxation of Gain on Sale of Vessels

Regardless of whether Oceanaut will qualify for exemption under Section 883, Oceanaut will not be subject to U.S. federal income taxation with respect to gain realized on a sale of a vessel, provided the sale is considered to occur outside of the United States under U.S. federal income tax principles. In general, a sale of a vessel will be considered to occur outside of the United States for this purpose if title to the vessel, and risk of loss with respect to the vessel, pass to the buyer outside of the United States. It is expected that any sale of a vessel by Oceanaut will be considered to occur outside of the United States.

United States Federal Income Taxation of U.S. Holders

Distributions

Subject to the discussion of passive foreign investment companies below, any distributions made by Oceanaut with respect to Oceanaut’s common stock to a U.S. Holder will constitute dividends, which may be taxable as ordinary income or ‘‘qualified dividend income’’ as described in more detail below, to the extent of Oceanaut’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of Oceanaut’s earnings and profits will be treated first as a nontaxable return of capital to the extent of the U.S. Holder’s tax basis in his common stock on a dollar-for-dollar basis and thereafter as capital gain. Because Oceanaut is not a U.S. corporation, U.S. Holders that are corporations will not be entitled to claim a dividends received deduction with respect to any distributions they receive from Oceanaut. Dividends paid with respect to Oceanaut’s common stock will be treated as ‘‘passive category income’’ or, in the case of certain types of U.S. Holders, as ‘‘general category income’’ for purposes of computing allowable foreign tax credits for U.S. foreign tax credit purposes.

Dividends paid on Oceanaut common stock to a U.S. Holder who is an individual, trust or estate (a ‘‘U.S. Individual Holder’’) would be treated as ‘‘qualified dividend income’’ that is taxable to such U.S. Individual Holders at preferential tax rates (through 2010) provided that (1) the common stock is readily tradable on an established securities market in the United States (which is anticipated to be the case); (2) Oceanaut is not a passive foreign investment company for the taxable year during which the dividend is paid or the immediately preceding taxable year (which, is discussed in more detail below); and (3) the U.S. Individual Holder has owned the common stock for more than 60 days in the 121-day period beginning 60 days before the date on which the common stock becomes ex-dividend. Legislation has been recently introduced in the U.S. Congress which, if enacted in its present form, would preclude our dividends from qualifying for such preferential rates prospectively from the date of the enactment. There is no assurance that any dividends paid on Oceanaut common stock will be eligible for these preferential rates in the hands of a U.S. Individual Holder. Any dividends not eligible for these preferential rates will be taxable as ordinary income to a U.S. Holder. Based upon its projected income, assets and activities, Oceanaut expects that it will be treated as a passive foreign investment company for the 2007 taxable year. Accordingly, the above-described preferential tax rates would not be available with respect to dividends paid by Oceanaut in 2008.

Special rules may apply to any ‘‘extraordinary dividend,’’ generally, a dividend in an amount which is equal to or in excess of ten percent of a stockholder’s adjusted basis (or fair market value in certain definitive, pre-determined circumstances) in a share of common stock paid by Oceanaut. If Oceanaut pays an ‘‘extraordinary dividend’’ on its common stock that is treated as ‘‘qualified dividend income,’’ then any loss derived by a U.S. Individual Holder from the sale or exchange of such common stock will be treated as long-term capital loss to the extent of such dividend.

Sale, Exchange or other Disposition of Common Stock

Subject to the discussion of passive foreign investment companies below, a U.S. Holder will recognize taxable gain or loss upon a sale, exchange or other disposition of Oceanaut common stock in an amount equal to the difference between the amount realized by the U.S. Holder from such sale, exchange or other disposition and the U.S. Holder’s tax basis in such stock. Such gain or loss will be treated as long-term capital gain or loss if the U.S. Holder’s holding period is greater than one year at the time of the sale, exchange or other disposition. Such capital gain or loss will generally be treated as U.S.-source income or loss, as applicable, for U.S. foreign tax credit purposes. A U.S. Holder’s ability to deduct capital losses is subject to certain limitations.

Passive Foreign Investment Company Status and Significant Tax Consequences

Special U.S. federal income tax rules apply to a U.S. Holder that holds stock in a foreign corporation classified as a passive foreign investment company for United States federal income tax purposes. These consequences are discussed in more detail below. In general, Oceanaut will be treated as a passive foreign investment company with respect to a U.S. Holder if, for any taxable year in which such holder held Oceanaut common stock, either:

•	at least 75% of Oceanaut’s gross income for such taxable year consists of passive income (e.g., dividends, interest, capital gains and rents derived other than in the active conduct of a rental business); or

•	at least 50% of the average value of the assets held by the corporation during such taxable year produce, or are held for the production of, passive income.

For purposes of determining whether Oceanaut is a passive foreign investment company, Oceanaut will be treated as earning and owning its proportionate share of the income and assets, respectively, of any of its subsidiary corporations in which it owns at least 25% of the value of the subsidiary’s stock. Income earned, or deemed earned, by Oceanaut in connection with the performance of services would not constitute passive income. By contrast, rental income would constitute ‘‘passive income’’ unless Oceanaut was treated under specific rules as deriving its rental income in the active conduct of a trade or business.

Based upon its projected income, assets and activities, Oceanaut expects that it will be treated for United States federal income tax purposes as a passive foreign investment company for the 2007 taxable year, but that it will not be so treated for future years. No assurances can be given as to such PFIC status, because such status requires an annual factual determination based upon the composition of Oceanaut’s income and assets for the entire taxable year. Although there is no legal authority directly on point, Oceanaut’s position with respect to future years is based principally on the view that, for purposes of determining whether Oceanaut is a passive foreign investment company, the gross income Oceanaut derives or is deemed to derive from the chartering activities of its wholly-owned subsidiaries should constitute services income, rather than rental income. Correspondingly, Oceanaut intends to take the position that such income does not constitute passive income, and the assets that Oceanaut or its wholly-owned subsidiaries own and operate in connection with the production of such income, in particular, the vessels, do not constitute passive assets for purposes of determining whether Oceanaut is a passive foreign investment company. Oceanaut believes there is substantial analogous legal authority supporting its position consisting of case law and IRS pronouncements concerning the characterization of income derived from time charters and voyage charters as services income for other tax purposes. However, in the absence of any direct legal authority specifically relating to the statutory provisions governing passive foreign investment companies, the IRS or a court could disagree with Oceanaut’s position. The IRS or a court could take the position that the income derived by Oceanaut from its chartering activities is properly treated as rental income rather than as services income. This position could be taken if the services provided by Oceanaut were insufficient to support the characterization of its chartering income as services income. If Oceanaut’s income were treated as rental income, then such income would be treated as passive income for purposes of the passive foreign investment company rules. In addition, although Oceanaut intends to conduct its affairs in a manner to avoid being classified as a passive foreign investment company with respect to any future taxable year, Oceanaut cannot assure you that the nature of its operations will not change in the future. The remainder of this summary assumes that Oceanaut will be treated as a PFIC for the current 2007 taxable year and that it will not be treated as a PFIC for taxable years thereafter.

U.S. Holders should be aware of certain tax consequences of investing directly or indirectly in Oceanaut common stock. As discussed more fully below, if Oceanaut is treated as a passive foreign investment company for the current taxable year (which treatment is expected), or for any future year, a U.S. Holder would be subject to different taxation rules depending on whether the U.S. Holder makes an election to treat us as a ‘‘Qualified Electing Fund,’’ which election Oceanaut refers to as a ‘‘QEF election.’’ As an alternative to making a QEF election, a U.S. Holder should be able to make a ‘‘mark-to-market’’ election with respect to Oceanaut’s common stock, as discussed below.

Taxation of U.S. Holders Making a Timely QEF Election

If a U.S. Holder makes a timely QEF election, which U.S. Holder we refer to as an ‘‘Electing Holder,’’ the Electing Holder must report each year for U.S. federal income tax purposes his pro rata share of Oceanaut ordinary earnings and Oceanaut’s net capital gain, if any, for Oceanaut’s taxable year that ends with or within the taxable year of the Electing Holder, regardless of whether or not distributions were received from Oceanaut by the Electing Holder. The Electing Holder’s adjusted tax basis in the common stock will be increased to reflect taxed but undistributed earnings and profits. Distributions of earnings and profits that had been previously taxed will result in a corresponding reduction in the adjusted tax basis in the common stock and will not be taxed again once distributed. An Electing Holder would generally recognize capital gain or loss on the sale, exchange or other disposition of Oceanaut common stock. A U.S. Holder would make a QEF election with respect to any year that Oceanaut is a passive foreign investment company by filing IRS Form 8621 with his U.S. federal income tax return. For the 2007 taxable year and with respect to any future taxable year which Oceanaut is aware that it is to be treated as a passive foreign investment company, upon request, Oceanaut will provide a U.S. Holder with all necessary information in order to make the QEF election described above. A QEF election will not apply to any taxable year during which Oceanaut is not a PFIC, but will remain in effect with respect to any subsequent taxable year in which Oceanaut becomes a PFIC. Each U.S. Holder is encouraged to consult its own tax adviser with respect to tax consequences of a QEF election with respect to Oceanaut.

Taxation of U.S. Holders Making a ‘‘Mark-to-Market’’ Election

Alternatively, if Oceanaut is treated as a passive foreign investment company for any taxable year and, as Oceanaut anticipates, its stock is treated as ‘‘marketable stock,’’ a U.S. Holder would be allowed to make a ‘‘mark-to-market’’ election with respect to Oceanaut common stock, provided the U.S. Holder completes and files IRS Form 8621 in accordance with the relevant instructions and related Treasury Regulations. If that election is made, the U.S. Holder generally would include as ordinary income in each taxable year the excess, if any, of the fair market value of the common stock at the end of the taxable year over such holder’s adjusted tax basis in the common stock. The U.S. Holder would also be permitted an ordinary loss in respect of the excess, if any, of the U.S. Holder’s adjusted tax basis in the common stock over its fair market value at the end of the taxable year, but only to the extent of the net amount previously included in income as a result of the mark-to-market election. A U.S. Holder’s tax basis in his common stock would be adjusted to reflect any such income or loss amount. Gain realized on the sale, exchange or other disposition of Oceanaut common stock would be treated as ordinary income, and any loss realized on the sale, exchange or other disposition of the common stock would be treated as ordinary loss to the extent that such loss does not exceed the net mark-to-market gains previously included by the U.S. Holder. A mark-to-market election will not apply to Oceanaut common stock held by a U.S. Holder for any taxable year during which it is not a PFIC, but will remain in effect with respect to any subsequent taxable year in which it becomes a PFIC. Each U.S. Holder is encouraged to consult its own tax adviser with respect to the availability and tax consequences of a mark-to-market election with respect to Oceanaut common stock.

Taxation of U.S. Holders Not Making a Timely QEF or Mark-to-Market Election

Finally, if Oceanaut is treated as a passive foreign investment company for any taxable year, a U.S. Holder who does not make either a QEF election or a ‘‘mark-to-market’’ election for that year, whom we refer to as a ‘‘Non-Electing Holder,’’ would be subject to special rules with respect to (1) any excess distribution (i.e., the portion of any distributions received by the Non-Electing Holder on Oceanaut common stock in a taxable year in excess of 125 percent of the average annual distributions received by the Non-Electing Holder in the three preceding taxable years, or, if shorter, the Non-Electing Holder’s holding period for the common stock), and (2) any gain realized on the sale, exchange or other disposition of our common stock. Under these special rules:

•	the excess distribution or gain would be allocated ratably over the Non-Electing Holders’ aggregate holding period for the common stock;

•	the amount allocated to the current taxable year and any taxable year before we became a passive foreign investment company would be taxed as ordinary income; and

•	the amount allocated to each of the other taxable years would be subject to tax at the highest rate of tax in effect for the applicable class of taxpayer for that year, and an interest charge for the deemed deferral benefit would be imposed with respect to the resulting tax attributable to each such other taxable year.

These penalties would not apply to a pension or profit sharing trust or other tax-exempt organization that did not borrow funds or otherwise utilize leverage in connection with its acquisition of Oceanaut common stock. If a Non-Electing Holder who is an individual dies while owning Oceanaut common stock, such holder’s successor generally would not receive a step-up in tax basis with respect to such stock. Non-electing U.S. Holders are encouraged to consult their tax advisers regarding the application of the PFIC rules to their specific situation.

A Non-Electing U.S. Holder who wishes to make QEF election for a subsequent year may be able to make a special ‘‘purging election’’ pursuant to Section 1291(d) of the Code. Pursuant to this election, a Non-Electing U.S. Holder would be treated as selling his or her stock for fair market value on the first day of the taxable year for which the QEF election is made. Any gain on such deemed sale would be subject to tax as discussed above. Non-Electing U.S. Holders are encouraged to consult their tax advisers regarding the availability of a ‘‘purging election’’ as well as other available elections.

If Oceanaut is treated as a PFIC for any taxable year during the holding period of a U.S. Holder (Oceanaut expects that it will be treated as a PFIC for the 2007 taxable year), unless the U.S. Holder makes a QEF election for the first taxable year in which he holds the stock and in which Oceanaut is a PFIC, or makes the mark-to-market election, Oceanaut will continue to be treated as a PFIC for all succeeding years during which the U.S. Holder is treated as a direct or indirect U.S. Holder even if Oceanaut is not a PFIC for such years. A U.S. Holder is encouraged to consult his or her tax advisers with respect to any available elections that may be applicable in such a situation, including the ‘‘deemed sale’’ election of Code Section 1298(b)(1). In addition, U.S. Holders should consult their tax advisers regarding the IRS information reporting and filing obligations that may arise as a result of the ownership of shares in a PFIC.

Backup Withholding and Information Reporting

In general, dividend payments, or other taxable distributions, made within the United States to you will be subject to information reporting requirements. Such payments will also be subject to backup withholding tax if you are a non-corporate U.S. Holder and you:

•	fail to provide an accurate taxpayer identification number;

•	are notified by the IRS that you have failed to report all interest or dividends required to be shown on your federal income tax returns; or

•	in certain definitive, pre-determined circumstances, fail to comply with applicable certification requirements.

Backup withholding tax is not an additional tax. Rather, you generally may obtain a refund of any amounts withheld under backup withholding rules that exceed your income tax liability by filing a refund claim with the IRS.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one copy of this proxy statement is delivered to two or more shareholders who share an address unless Oceanaut or its agent has received contrary instructions from one or more of the shareholders. To request that separate copies of these documents be delivered, shareholders can contact Oceanaut’s transfer agent by mail at: Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004. You may also contact Oceanaut’s transfer agent if you received multiple copes of the proxy statement and would prefer to receive a single copy in the future.

EXPERTS

The financial statements included in this prospectus and in the registration statement have been audited by Rothstein Kass, Roseland, New Jersey, independent registered public accounting firm, to the extent and for the period set forth in their report appearing elsewhere in this proxy statement. The financial statements and the report of Rothstein Kass are included in reliance upon their report given upon the authority of Rothstein Kass as experts in auditing and accounting.

INDUSTRY AND MARKET DATA

The industry-related statistical and graphical information we use in this proxy statement has been compiled by Drewry Shipping Consultants Ltd., or Drewry, from its database. Some of the industry information in this proxy statement is based on estimates or subjective judgments in circumstances where data for actual market transactions either does not exist or is not publicly available, and consequently, Drewry cannot assure us that it reflects actual industry and market experience. Drewry compiles and publishes data for the benefit of its customers. Its methodologies for collecting data, and therefore the data collected, may differ from those of other sources, and its data does not reflect all or even necessarily a comprehensive set of the actual transactions occurring in the market. The published information of other maritime data collection experts may differ from the data presented in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

Oceanaut files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by Oceanaut with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at 100 F Street, N.E., Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Oceanaut files its reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on Oceanaut at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this proxy statement relating to Oceanaut has been supplied by Oceanaut. Information provided by either of Oceanaut does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the acquisition or the financing, you should contact:

Oceanaut, Inc.
Attn: Christopher J. Georgakis
17th Km National Road Athens-Lamia & Finikos Street
145 64 Nea Kifisia, Athens, Greece
+30-210-620-9520

ENFORCEABILITY OF CIVIL LIABILITIES

Oceanaut is a Marshall Islands company and its executive offices are located outside of the United States in Athens, Greece. A majority of Oceanaut’s directors, officers and experts named in this proxy statement reside outside the United States. In addition, a substantial portion of Oceanaut’s assets and the assets of its directors, officers and experts are located outside of the United States. As a result, you may have difficulty serving legal process within the United States upon Oceanaut or any of these persons. You may also have difficulty enforcing, both within and outside the United States, judgments you may obtain in U.S. courts against Oceanaut or these persons in any action, including actions based upon the civil liability provisions of U.S. federal or state securities laws.

Furthermore, there is substantial doubt that the courts of the Marshall Islands or Greece would enter judgments in original actions brought in those courts predicated on U.S. federal or state securities laws.

INDEX TO FINANCIAL STATEMENTS

OCEANAUT, INC.
(a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Oceanaut, Inc.

We have audited the accompanying balance sheet of Oceanaut, Inc. (a corporation in the development stage) (the ‘‘Company’’) as of December 31, 2006 and the related statements of operations, shareholders’ equity and cash flows for the period from May 3, 2006 (date of inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oceanaut, Inc. (a corporation in the development stage) as of December 31, 2006, and the results of its operations and its cash flows for the period from May 3, 2006 (date of inception) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Roseland, New Jersey
February 27, 2007

/s/ Rothstein, Kass and Company, P.C.

See accompanying notes to financial statements

OCEANAUT, INC.
(a corporation in the development stage)

BALANCE SHEETS

	June 30, 2007	December 31, 2006
	(unaudited)	(audited)
ASSETS
Current assets
Cash	$587,658	$134
Prepaid expenses and other current assets	75,744	—
Total current assets	663,402	134
Other assets
Cash held in Trust Account	156,165,668	—
Deferred offering costs	—	198,481
Total other assets	156,165,668	198,481
TOTAL ASSETS	$156,829,070	$198,615
LIABILITIES & SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$34,208	$10,850
Accrued offering costs	—	26,000
Notes payable, shareholder	—	147,650
Total current liabilities	34,208	184,500
Long-term liability, Deferred underwriting fees	4,500,000	—
Common Stock, subject to possible conversion, $.0001 par value, 5,624,999 shares at conversion value plus interest of $769,700	45,349,699	—
Commitments
Shareholders’ Equity
Preferred stock, $.0001 par value; authorized, 1,000,000 shares; none issued	—	—
Common stock, $.0001 par value, authorized, 80,000,000 shares; 4,687,500 shares issued and outstanding at December 31, 2006, 24,562,500 shares issued and outstanding at June 30, 2007 (including 5,624,999 shares subject to possible redemption)	2,457	469
Additional paid in capital	105,283,426	24,531
Earnings (deficit) accumulated in the development stage	1,659,280	(10,885
Total Shareholders’ Equity	106,945,163	14,115
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$156,829,070	$198,615

See accompanying notes to financial statements

OCEANAUT, INC.
(a corporation in the development stage)

STATEMENTS OF OPERATIONS

	For the six months ended June 30, 2007	May 3, 2006 (date of inception) to June 30, 2006
	(unaudited)	(unaudited)
Interest income	$2,543,811	$2,545,662
Formation and operating expenses	102,824	110,360
Interest expense, shareholder	1,122	6,322
Net income before interest income attributable to common stock subject to possible conversion	$2,439,865	$2,428,980
Interest income attributable to common stock subject to possible conversion	769,700	769,700
Net income available to common shareholders	$1,670,165	$1,659,280
Net income per share (basic and diluted)	$0.10	$0.16
Weighted average common shares outstanding – basic and diluted	17,534,876	10,184,840

	For the three months ended June 30, 2007 (unaudited)	May 3, 2006 (date of inception) to June 30, 2006 (unaudited)
Interest income	$1,934,513	$—
Formation and operating expenses	65,435	15,571
Net income before interest income attributable to common stock subject to possible conversion	$1,869,078	$(15,571)
Interest income attributable to common stock subject to possible conversion	594,414	—
Net income available to common shareholders	$1,274,664	$(15,571)
Net income per share (basic and diluted)	$0.05	$(0.003)
Weighted average common shares outstanding – basic and diluted	24,562,500	4,687,500

See accompanying notes to financial statements

OCEANAUT, INC.
(a corporation in the development stage)

STATEMENT OF SHAREHOLDERS’ EQUITY
For the period from May 3, 2006 (date of inception) to December 31, 2006

	Common Shares	Amount	Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total Shareholders’ Equity
Common shares issued	4,687,500	$469	$24,531	$—	$25,000
Net loss				(10,885)	(10,885)
Balances, at December 31, 2006	4,687,500	$469	$24,531	$(10,885)	$14,115

See accompanying notes to financial statements

OCEANAUT, INC.

(a corporation in the development stage)

STATEMENT OF CASH FLOWS

	Six months ended June 30, 2007	May 3, 2006 (date of inception) to June 30, 2007	May 3, 2006 (date of inception) to June 30, 2006
	(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income (loss)	$2,438,865	$2,428,980	$(15,571)
Adjustments to reconcile net income (loss) to net cash used provided by (used in) operating activities:
Changes in operating liabilities:
Prepaid expenses and other current assets	(75,744)	(75,744)
Accounts payable and accrued expenses	23,358	34,208	(5,512)
Net cash provided by (used in) operating activities	2,387,479	2,387,444	(10,059)
Net cash used in investing activities:
Cash held in trust account	(156,165,668)	(156,165,668)	—
Cash flows from financing activities:
Proceeds from notes payable, shareholder	100,000	300,000	200,000
Payments on notes payable, shareholder	(247,650)	(300,000)
Proceeds from issuance of common stock to initial shareholders	0	25,000	25,000
Proceeds from issuance of warrants in a private placement	2,000,000	2,000,000
Proceeds from issuance of Units in a private placement	9,000,000	9,000,000
Gross proceeds from Public Offering	150,000,000	150,000,000
Payment for underwriter’s discount and offering costs	(6,486,637)	(6,659,118	(66,000)
Net cash provided by financing activities	154,365,713	154,365,882	159,000
Net increase in cash	587,524	587,658	148,941
Cash at beginning of period	134	0	—
Cash at end of period	$587,658	$587,658	$148,941
Supplemental schedule of non-cash financial activities
Deferred underwriting fees	4,500,000	4,500,000

See accompanying notes to financial statements

OCEANAUT, INC.
(a corporation in the development stage)

Notes to Financial Statements

NOTE A — BASIS OF PRESENTATION

The accompanying unaudited financial statements as of June 30, 2007 and for the three and six month periods ended June 30, 2007, have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements and pursuant to the instructions on the Form 10-Q and Article 10 of Regulation S-X. Certain financial information and footnote disclosure normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all adjustments (consisting of normal recurring accruals) have been made that are considered necessary for a fair presentation of the financial position of Oceanaut, Inc. (a corporation in the development stage) (the ‘‘Company’’) as of June 30, 2007 and the financial results for the three and six months periods then ended as well as for the period May 3, 2006 (date of inception) through June 30, 2007. The results of operations for the six months ended June 30, 2007 are not necessarily indicative of the results of operations to be expected for a full fiscal year. These condensed interim financial statements should be read in conjunction with the financial statements for the year end December 31, 2006, which are included in the Company’s registration statement on Form F-1 (File No. 333-140646) filed in connection with its initial public offering, which the Securities and Exchange Commission (the ‘‘SEC’’) declared effective on March 1, 2007.

The condensed balance sheet as of December 31, 2006 was derived from the Company’s audited financial statements but does not include all disclosures required by accounting principles generally accepted in the United States of America.

NOTE B — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Oceanaut, Inc. (a corporation in the development stage) was incorporated in the Marshall Islands on May 3, 2006. The Company was formed to acquire, through a merger, capital stock exchange, asset or stock acquisition or other similar business combination, vessels or one or more operating businesses in the shipping industry. The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (‘‘SFAS’’) No. 7, ‘‘Accounting and Reporting By Development Stage Enterprises,’’ and is subject to the risks associated with activities of development stage companies.

The registration statement for the Company’s initial public offering (the ‘‘Offering’’) (as described in Note D) was declared effective on March 1, 2007. The Company consummated the Offering on March 6, 2007 and, in a private placement (the ‘‘Private Placement’’) (see Note E) that immediately preceded the Offering (the ‘‘Private Placement’’), Excel Maritime Carriers Ltd. (‘‘Excel’’) purchased 1,125,000 units at $8.00 per unit and 2,000,000 warrants at $1.00 per warrant, for total net proceeds of $11,000,000. The Company received net proceeds of approximately $154,300,000 from the Private Placement and the Offering (gross of $4,500,000 of deferred underwriter fees).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and Private Placement, although substantially all of the net proceeds of the Offering and Private Placement are intended to be generally applied toward consummating a business combination with (or acquisition of) vessels or one or more operating businesses in the shipping industry (‘‘Business Combination’’). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Since the closing of the Offering,

OCEANAUT, INC.

(a corporation in the development stage)

Notes to Financial Statements — (Continued)

approximately 95.4% ($153,600,000) of the aggregate gross proceeds from the Offering and the Private Placement, after payment of certain amounts to the underwriters, Offering costs and funding of working capital, is held in a trust account (‘‘Trust Account’’). The Trust Account will be invested in government securities having a maturity of 180 days or less or money market funds meeting the conditions specified in Rule 2a-7 under the Investment Company Act of 1940, as amended, until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. As of June 30, 2007, the balance in the Trust Account was approximately $156,200,000, which included approximately $2,500,000 of interest earned. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal, accounting and due diligence fees and expenses on prospective acquisitions and continuing general and administrative expenses.

The Company will seek shareholder approval before it will effect any Business Combination, even if the Business Combination would not ordinarily require shareholder approval under applicable state law. In connection with the shareholder vote required to approve any Business Combination, the Company’s founding shareholders prior to the Offering have agreed to vote the shares of common stock owned by them immediately before the Offering in accordance with the majority of the shares of common stock voted by the Public Shareholders. ‘‘Public Shareholders’’ is defined as the holders of common stock sold as part of the Units in the Offering or in the aftermarket. The Company will proceed with a Business Combination only if a majority of the shares of common stock voted by the Public Shareholders are voted in favor of the Business Combination and Public Shareholders owning less than 30% of the shares sold in the Offering exercise their conversion rights.

In the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied, the proceeds held in the Trust Account will be distributed to the Company’s Public Shareholders, excluding the founding shareholders to the extent of their initial stock holdings and 500,000 shares of common stock included in the units purchased by Excel in the Private Placement.

NOTE C — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Net income per common share:

The Company complies with the accounting and reporting requirements of SFAS No. 128, ‘‘Earnings Per Share.’’ SFAS No. 128 requires dual presentation of basic and diluted income per share for all periods presented. Basic income per share excludes dilution and is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted income (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then share in the income of the Company. The effect of the 24,875,000 (including 2,000,000 outstanding warrants issued in connection with the Private Placement described in Note B) has not been considered in the diluted net income (loss) per share since the warrants are contingently exercisable.

Use of estimates:

The preparation of condensed interim financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed interim financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OCEANAUT, INC.

(a corporation in the development stage)

Notes to Financial Statements — (Continued)

Concentration of credit risk:

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which exceeds the Federal depository insurance coverage. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under SFAS No. 7, ‘‘Disclosure About Fair Value of Financial Instruments,’’ approximates the carrying amounts represented in the accompanying condensed interim balance sheets.

Income taxes:

The Company complies with the accounting and reporting requirements of SFAS No. 109, ‘‘Accounting for Income Taxes,’’ which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board (‘‘FASB’’) Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109’’ (‘‘FIN 48’’). There were no unrecognized tax benefits as of January 1, 2007 and as of June 30, 2007. FIN 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at January 1, 2007. There was no change to this balance at June 30, 2007. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position. The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.

Recently issued accounting standards:

In September 2006, the FASB issued SFAS No. 157, ‘‘Fair Value Measurements’’ which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles (‘‘GAAP’’), and expands disclosures about fair value measurements. SFAS No. 157 simplifies and codifies related guidance within GAAP, but does not require any new fair value measurements. The guidance in SFAS No. 157 applies to derivatives and other financial instruments measured at estimated fair value under SFAS No. 133 and related pronouncements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not expect the adoption of SFAS No. 157 to have a significant effect on the Company’s financial position or results of operations.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108. ‘‘Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements’’ (‘‘SAB 108’’). SAB 108 provides guidance on how prior year

OCEANAUT, INC.

(a corporation in the development stage)

Notes to Financial Statements — (Continued)

misstatements should be considered when quantifying misstatements in the current year financial statements. The SAB requires registrants to quantify misstatements using both a balance sheet and an income statement approach and evaluate whether either approach results in quantifying a misstatement that, when all relevant quantitative and qualitative factors are considered, is material, SAB 108 does not change the guidance in SAB 99. ‘‘Materiality,’’ when evaluating the materiality of misstatements, SAB 108 is effective for fiscal years ending after November 15, 2006. Upon initial application, SAB 108 permits a one-time cumulative effect adjustment to beginning retained earnings. The Company is currently evaluating the potential impact, if any, that the adoption of SAB 108 will have on its condensed consolidated interim financial statements.

The February 2007, the FASB issued SFAS No. 159. ‘‘The Fair Value Option for Financial Assets and Financial Liabilities.’’ This Statement permits entities to choose to measure many financial instruments at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the potential impact, if any, of SFAS No. 159 on its condensed consolidated interim financial position and results of operations.

NOTE D — THE OFFERING

On March 6, 2007, the Company sold 18,750,000 units (‘‘Units’’) at a price of $8.00 per Unit in the Offering. Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (‘‘Warrant’’). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) one year from the date of the final prospectus for the Offering or (b) the completion of a Business Combination with a target business and will expire five years from the date of the prospectus. The Warrants will be redeemable at a price of $0.01 per Warrant upon 30 days’ prior notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of the Warrants during the exercise period, there will be no cash settlement of the Warrants and the Warrants will expire worthless.

In connection with the Offering, the Company paid an underwriting discount of approximately $6,000,000 of the public unit offering price to the underwriters at the closing of the Offering, with an additional fee of approximately $4,500,000 of the gross offering proceeds payable upon the Company’s consummation of a Business Combination. The underwriters will not be entitled to any interest accrued on the deferred discount.

NOTE E — RELATED PARTY TRANSACTIONS

The Company issued a $200,000 unsecured promissory note to a shareholder on May 9, 2006. The note bore simple interest at a rate of 4% per annum and had a maturity date of the earlier of May 9, 2007 or the consummation of the Offering. As of June 30, 2007, this note, along with all interest accrued on it, has been fully repaid.

The Company issued a $100,000 unsecured promissory note to a shareholder on March 1, 2007. The note bore simple interest at a rate of 4% per annum and had a maturity date of March 6, 2007. As of June 30, 2007, this note, along with all interest accrued on it, has been fully repaid.

The Company presently occupies office space provided by a shareholder of the Company. Such shareholder has agreed that, until the earlier of the Business Combination or the liquidation of the

OCEANAUT, INC.

(a corporation in the development stage)

Notes to Financial Statements — (Continued)

Trust Account, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such shareholder $7,500 per month for such services starting on the effective date of the prospectus until the earlier of the Business Combination or the liquidation of the Trust Account.

The Company has also agreed to pay each of the independent directors $75,000 in cash per year for their service on the Company’s board of directors, payable pro rata from the start of their service and only upon the successful completion of a Business Combination.

Certain of our directors and all of our officers have purchased, in consideration for an aggregate purchase price of $25,000, (a) an aggregate of 4,687,500 shares of common stock and (b) 3,000,000 warrants to purchase an aggregate of 3,000,000 shares of common stock at an exercise price of $7.00 per share. The initial shareholders have agreed that (1) the initial shares of common stock and warrants will not be sold or transferred, subject to certain limited exceptions, until the first anniversary of the completion of a Business Combination and (2) the initial shares of common stock will not be entitled to a pro rata share of the Trust Account in the event of its liquidation. These warrants may also be exercised on a cashless basis.

On March 5, 2007, Excel purchased, in the Private Placement, (a) 1,125,000 Units, at a price of $8.00 per Unit, and (b) 2,000,000 warrants, at a price of $1.00 per warrant, to purchase 2,000,000 shares of common stock at an exercise price of $6.00 per share (for an aggregate purchase price of approximately $11,000,000). The Units and warrants purchased in the Private Placement have terms identical to the Units and the Warrants included in the Units, except that Excel has agreed that (1) the Units and warrants purchased in the Private Placement will not be sold or transferred, subject to certain limited exceptions, until completion of a Business Combination; (2) the warrants may be exercised on a cashless basis; and (3) 500,000 of the shares of common stock included in the Units will not be entitled to a pro rata share of the Trust Account in the event of its liquidation.

NOTE F — PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the board of directors.

NOTE G — SUBSEQUENT EVENTS

On October 12, 2007, the Company, entered into definitive agreements pursuant to which it has agreed to purchase, for an aggregate purchase price $700 million in cash, nine dry bulk vessels from companies associated with members of the Restis family, including four secondhand vessels and five newbuildings. The Company also announced that it has entered into a separate definitive agreement pursuant to which it has agreed to issue 10,312,500 shares of its common stock, at a purchase price of $8.00 per share, in exchange for an aggregate investment by separate companies associated with members of the Restis family of $82,500,000.

Following the completion of the fleet acquisition and investment, companies associated with members of the Restis family are expected to own approximately 29.6% of the Company’s outstanding shares of common stock. Excel Maritime Carriers Ltd. and its affiliates currently own approximately 24% of the Company’s outstanding shares of common stock.

Upon delivery of the vessels, the fleet will be comprised of two Capesize, four Panamax and three Supramax dry bulk carriers. These dry bulk carriers transport a variety of dry bulk cargoes such as coal, iron ore and grain. The vessels have a combined cargo-carrying capacity of 809,000 deadweight tons and an average fleet age of approximately seven years upon delivery of all newbuilding vessels.

OCEANAUT, INC.

(a corporation in the development stage)

Notes to Financial Statements — (Continued)

The two Supramax dry bulk carriers are scheduled for delivery in 2008 and the third Supramax dry bulk carrier, together with the two Capesize dry bulk carriers, are scheduled for delivery in 2009.

In addition, it is intended that, after the closing of the transaction, Maryville Maritime Inc. will provide technical management services and Safbulk Pty Ltd. will provide commercial management services to Oceanaut’s fleet.

The Company’s acquisition of the fleet of dry bulk carriers and the issuance of its common stock in exchange for the $82,500,000 investment are conditioned upon the consummation of such other transaction and are each subject to the approval of Oceanaut’s shareholders.

Annex A

MASTER AGREEMENT

BY AND AMONG

OCEANAUT, INC.,

THE INVESTORS

and

THE SELLERS

Dated as of October 12, 2007

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10.2.	Subsidiary Nominees to Become a Party	18
10.3.	Survival of Representations and Warranties	18
10.4.	Expenses	18
10.5.	Further Assurances	18
10.6.	Disclosures and Announcements	18
10.7.	Notices	18
10.8.	Governing Law; Jurisdiction; Dispute Resolution	19
10.9.	Delays or Omissions	20
10.10.	Section Headings and References	20
10.11.	Severability	20
10.12.	Amendments in Writing	20
10.13.	Entire Agreement	20
10.14.	Exhibits and Schedules	20
10.15.	Successors and Assigns	20
10.16.	Third-Party Beneficiaries	20
10.17.	Execution in Counterparts; Facsimile Signatures	21

SCHEDULES HERETO

Schedule 1:	The Sellers and the Vessels
Schedule 2:	The Investors

EXHIBITS HERETO

Exhibit A:	Memoranda of Agreement
Exhibit B:	Investment Agreement
Exhibit C:	Form of Voting Agreement
Exhibit D:	Form of Registration Rights Agreement
Exhibit E:	Commercial Management Agreement
Exhibit F:	Technical Management Agreement
Exhibit G:	Waiver Letters
Exhibit H:	Form of Acknowledgment and Agreement of this Agreement

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MASTER AGREEMENT

This MASTER AGREEMENT, dated as of October 12, 2007 (this “Agreement”), is made by and among Oceanaut, Inc., a Marshall Islands corporation (“Oceanaut” or the “Company”), the entities listed on Schedule 1 hereto (each, a “Seller” and collectively, the “Sellers”) and the entities listed on Schedule 2 hereto (each, an “Investor” and, collectively, the “Investors”).

RECITALS

A.

Oceanaut is a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, vessels or one or more operating businesses in the shipping industry (the “Business Combination”), which transaction shall equal at least 80% of Oceanaut’s Net Assets.

B.

The Sellers desire to sell, and Oceanaut or its subsidiary nominees desire to purchase, each of the Seller’s right, title and interest in and to the nine Vessels listed on Schedule 1 hereto (collectively, the “Vessel Sale and Purchase”) in accordance with the terms and conditions of this Agreement and the Memoranda of Agreement applicable to each such Vessel, each entered into as of the date hereof and attached hereto as Exhibits A-1 through A-9, for the aggregate purchase price of $700,000,000 (the “Aggregate Purchase Price”).

C.

The Investors desire to purchase, severally and not jointly, and Oceanaut desires to sell and issue to the Investors, an aggregate of 10,312,500 shares of Oceanaut’s Common Stock (the “Investment Shares”) at a price per share of $8.00 (“Per Share Purchase Price”), for an aggregate investment amount of $82,500,000 (the “Aggregate Investment Amount”), and Oceanaut shall, within two Business Days of the cessation of any applicable lock-up period, file a registration statement with the SEC covering the resale by the Investors of the Investment Shares and all other share of Oceanaut’s stock then owned by the Investors, all in accordance with the terms and conditions of the Investment Agreement dated the date hereof and in the form attached hereto as Exhibit B (the “Investment”) and the Registration Rights Agreement in the form attached hereto as Exhibit D. The consummation of the Investment is a condition precedent to the Vessel Sale and Purchase.

D.

It is intended that, at the Initial Closing: (i) the Sellers shall sell to Oceanaut, and Oceanaut shall purchase from the Sellers, all of the Sellers’ respective rights, title and interest in and to such number of Vessels, the aggregate Vessel Purchase Price of which shall equal at least 80% of Oceanaut’s Net Assets (the “Delivered Vessels”), such that the net proceeds of Oceanaut’s initial public offering being held in a trust account (the “Trust Funds”) shall be released to Oceanaut for purposes of the Business Combination and the acquisition of the Delivered Vessels; (ii) Oceanaut shall deposit that portion of the Aggregate Deposit applicable to the Vessel to be delivered after the Initial Closing (individually or collectively, the “Vessels to be Delivered”) in accordance with the terms and conditions of each MOA relating to each such Vessel; and (iii) the Investment shall be consummated.

E.

It is intended that, at each Subsequent Closing relating to each Vessel to be Delivered, that portion of the Aggregate Deposit applicable to the Vessel to be Delivered shall be released and the balance of the Vessel Purchase Price applicable to such Vessel shall be paid, in accordance with the provisions of the MOA applicable to such Vessel, against delivery of, and the transfer of all rights, title and interests in and to, such Vessel.

F.	On the date hereof, Oceanaut and Safbulk have entered into a Commercial Management Agreement, in the form attached hereto as Exhibit E, with respect to all of the Vessels.
G.	On the date hereof, Oceanaut and Maryville have entered into a Technical Management Agreement, in the form attached hereto as Exhibit F, with respect to all of the Vessels.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

1.1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Aggregate Deposit” means 20% of the Aggregate Purchase Price applicable to the Vessels to be Delivered, which amount shall be deposited in a joint interest-bearing account at the Initial Closing in accordance with the terms and conditions of each respective MOA applicable to each such Vessel to be Delivered.

“Aggregate Purchase Price” has the meaning set forth in Recital B hereof.

“Aggregate Investment Amount” has the meaning set forth in Recital C hereof.

“Agreement” has the meaning set forth in the Preamble hereto.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the City of New York, State of New York, London, England or in Athens, Greece, are authorized or required by law or other governmental action to close.

“Business Combination” has the meaning set forth in Recital A hereof.

“Charter Party” or “Charter Parties” means the contract or agreement for the leasing of a vessel either (i) for a specified period of time or (ii) to carry a cargo for a fixed fee from a loading port to a discharging port.

“Closing” has the meaning set forth in Section 2.1(b) hereof.

“Closing Date” has the meaning set forth in Section 2.1(b) hereof.

“Commercial Management Agreement” means that certain Commercial Management Agreement entered into on the date hereof by and between Oceanaut, on the one hand, and Safbulk, on the other, in the form attached hereto as Exhibit D.

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“Common Stock” means the common stock, par value $0.0001 per share, of Oceanaut.

“Confidential Information” means any information relating to any party hereto which is not publicly known or available either at the date of disclosure of such information or at any time thereafter (other than by breach of this Agreement).

“Delivered Vessels” has the meaning set forth in Recital D hereof.

“Deposit” means that portion of the Aggregate Deposit applicable to a Vessel.

“Excel” means Excel Maritime Carriers Ltd., a Liberian corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Financial Statements” has the meaning set forth in Section 6.1(b) hereof.

“Form 8-K” has the meaning set forth in Section 6.2(a) hereof.

“Forward-Looking Data” has the meaning set forth in Section 4.2(j) hereof.

“Governmental Authority” means any United States or non-United States federal, national, supranational, international, state or provincial government, or any subdivision thereof, governmental, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal or judicial or arbitral body or international body.

“Initial Closing” has the meaning set forth in Section 2.1(a) hereof.

“Initial Closing Date” has the meaning set forth in Section 2.1(a) hereof.

“Investment Agreement” means the Investment Agreement entered into on the date hereof by and among United Capital Investment Corp., Atrion Shipholding S.A., Plaza Shipholding Corp., Comet Shipholding Inc. and Oceanaut in the form attached hereto as Exhibit B.

“Investor” or “Investors” means the entities listed on Schedule 2 hereto.

“Investor Information” means information about the Investors reasonably sufficient to permit Oceanaut to prepare and file with the SEC a Proxy Statement or such other statement or report as may be required by the federal securities laws relating to a shareholders’ meeting to be held by Oceanaut to obtain the Shareholder Approval and any other filings required to be made by Oceanaut under the Exchange Act in connection therewith.

“Investment” has the meaning set forth in Recital C of this Agreement.

“Investment Amount” means, with respect to each Investor, the investment amount indicated next to such Investor’s name on Schedule 2 hereto and delivered by such Investor at Closing, the aggregate of which is equal to the Aggregate Investment Amount.

“Investment Shares” has the meaning set forth in Recital C of this Agreement.

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“IPO Shares” means the Common Stock issued by Oceanaut in its initial public offering.

“Law” means any applicable United States, non-United States or international statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order of any Governmental Authority or Regulatory Authority.

“Letter of Intent” means the non-binding letter of intent dated August 20, 2007 by and among Oceanaut, the Sellers and the Investors.

“Maryville” means Maryville Maritime Inc., a Liberian corporation.

“Material Adverse Effect” has the meaning set forth in Section 3.3(a) hereof.

“Memoranda of Agreement” or “MOAs” means the separate memoranda of agreement relating to the purchase and sale of each of the Vessels, each dated the date hereof, between Oceanaut and each Seller, as applicable, copies of each of which are attached hereto as Exhibits A-1 to A-9, together with any addenda or amendments thereto.

“Net Assets” means the Trust Funds, less the deferred underwriting discounts and commissions held in the trust account, plus any of Oceanaut’s other assets less its liabilities, as of the date of the Business Combination.

“Other Filings” has the meaning set forth in Section 6.1(b) hereof.

“Per Share Purchase Price” has the meaning set forth in Recital C hereto.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proxy Statement” has the meaning set forth in Section 6.1(a) hereof.

“Registration Rights Agreement” means that certain Registration Rights Agreement entered into on the Initial Closing Date by and among Oceanaut, on the one hand, and the Investors, on the other, in the form attached hereto as Exhibit D.

“Regulatory Authority” means any court, arbitrator, governmental or administrative agency, commission, board, bureau, instrumentality or regulatory authority (whether federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Safbulk” means Safbulk Pty Ltd., a company organized under the laws of South Africa.

“SEC” or “Commission” means the United States Securities and Exchange Commission.

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“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Seller” or “Sellers” has the meaning set forth in the preamble hereof.

“Seller Information” means information about the Sellers reasonably sufficient to permit Oceanaut to prepare and file with the SEC a Proxy Statement or such other statement or report as may be required by the federal securities laws relating to a shareholders’ meeting to be held by Oceanaut to obtain the Shareholder Approval and any other filings required to be made by Oceanaut under the Exchange Act in connection therewith; provided, however, that Seller Information shall not include Vessel-related financial statements.

“Shareholder Approval” means the (i) affirmative vote of the holders of a majority of the IPO Shares at a meeting of Oceanaut’s shareholders to approve the transactions contemplated by this Agreement and (ii) election, at such meeting, by the holders of no more than 5,624,999 of the IPO Shares to convert such shares into cash, in accordance with the terms and conditions of Oceanaut’s articles of incorporation in effect at such time.

“Shareholder Meeting” has the meaning set forth in Section 6.1(a) hereof.

“SAMC” means South African Marine Corporation S.A., a corporation organized under the laws of the Republic of the Marshall Islands.

“Subsequent Closing” has the meaning set forth in Section 2.1(b) hereof.

“Subsequent Closing Date” has the meaning set forth in Section 2.1(b) hereof.

“Technical Management Agreement” means that certain Technical Management Agreement entered into on the date hereof by and between Oceanaut, on the one hand, and Maryville, on the other, in the form attached hereto as Exhibit F.

“Transaction Documents” means this Agreement, the Investment Agreement, the Voting Agreement, the Registration Rights Agreement, and each MOA.

“Trust Funds” has the meaning set forth in Recital D hereof.

“USD” or “$” means United States dollars.

“Vessel” or “Vessels” means each of the vessels, and collectively, all of the vessels, listed on Schedule 1 hereto that are being sold in accordance with the terms and conditions of the respective MOA.

“Vessels to be Delivered” has the meaning set forth in Recital D hereof.

“Vessel Purchase Price” means the purchase price for each Vessel set forth on Schedule 1 hereto.

“Vessel Sale and Purchase” has the meaning set forth in Recital B hereof.

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“Voting Agreement” means that certain Voting Agreement to be entered into on the Initial Closing Date by and among the Company, Excel and the Investors, in the form attached hereto as Exhibit C.

“Waiver Letters” has the meaning set forth in Section 10.1 hereof.

1.2. Rules of Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States Generally Accepted Accounting Principles;

(c) “or” is not exclusive;

(d) “including” means including without limitation and is used in an illustrative, rather than a limiting, sense;

(e) words in the singular include the plural and words in the plural include the singular;

(f) any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any applicable common law, unless the context requires otherwise;

(g) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

(h) if any of the provisions of this Agreement conflict with any of the other provisions of any of the Transaction Documents, such conflict shall be resolved in every instance in favor of the provisions of this Agreement.

ARTICLE II

THE CLOSINGS; CLOSING DELIVERIES

2.1. Initial Closing; Subsequent Closings.

(a) Initial Closing. Unless this Agreement shall have been terminated and the transactions contemplated by this Agreement abandoned pursuant to the provisions of Article IX, and subject to the satisfaction or waiver, as the case may be, of the conditions set forth in Article VIII, the initial closing (the “Initial Closing”) of the Vessel Sale and Purchase with respect to the Delivered

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Vessels and the Investment shall take place at a date and time to be mutually agreed upon by the parties (the “Initial Closing Date”), which date shall be no later than fifteen (15) days after all of the conditions set forth in Article VIII, with an option to extend such date by a further fifteen (15) days at the Sellers’ sole option (excluding conditions that, by their nature, cannot be satisfied until the applicable Closing) with respect to the Initial Closing shall have been satisfied or waived in accordance with Article VIII. The Initial Closing shall take place at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, New York, New York 10017 and, with respect to the Delivered Vessels, such Closings shall take place in accordance with the MOA relating to each such Delivered Vessel, at such other location as is agreed to in writing by the parties.

(b) Subsequent Closings. The sale and purchase of the Vessels to be Delivered shall occur at one or more closings held from time to time following the Initial Closing (each, a “Subsequent Closing,” and with the Initial Closing, the “Closing” or “Closings”), all in accordance with the terms and conditions of each respective MOA. The date of any such Subsequent Closing shall be referred to as a “Subsequent Closing Date.”

2.2. Initial Closing Deliveries by the Sellers. At the Initial Closing, each relevant Seller shall deliver the following items, all of which shall be in form and substance reasonably acceptable to Oceanaut:

(a) Seller Certificate of Representations and Warranties. A certificate, duly executed by an authorized officer of each Seller, certifying the matters in Section 3.3 hereof and the representations and warranties that are to be made as of the Initial Closing Date;

(b) Sellers’ Legal Opinion. The legal opinion of counsel to each Seller of a Delivered Vessel, in a form reasonably acceptable to Oceanaut, upon advice of its counsel, with respect to the obligations of such Seller under this Agreement, the other Transaction Documents, where applicable, and the transactions contemplated hereby and thereby; and

(c) Documents Required by the MOAs. Any and all documents required to be delivered by each Seller of a Delivered Vessel pursuant to and in connection with each MOA applicable to each respective Delivered Vessel.

2.3. Initial Closing Deliveries by the Investors. At the Initial Closing, each Investor shall deliver the following items, all of which shall be in form and substance reasonably acceptable to Oceanaut:

(a) Payment of the Aggregate Investment Amount. Cash in respect of its Investment Amount, which shall be paid by way of wire transfer in immediately available U.S. Dollars to an account designated by Oceanaut as required by Section 4.1 hereof;

(b) Voting Agreement. The Voting Agreement, duly executed and dated the Initial Closing Date, by and among the Company, Excel and the Investors, in the form attached hereto as Exhibit C;

(c) Registration Rights Agreement. The Registration Rights Agreement, duly executed and dated the Initial Closing Date, by and among Oceanaut and each Investor, in the form attached hereto as Exhibit D; and

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(d) Documents Required by the Investment Agreement. Any and all documents required to be delivered or actions to be taken by each Investor pursuant to and in connection with the Investment Agreement.

2.4. Initial Closing Deliveries by Oceanaut. At the Initial Closing, Oceanaut shall deliver the following items, duly executed by Oceanaut or its subsidiary nominee as provided by the relevant MOA, as applicable, all of which shall be in form and substance reasonably acceptable to the Sellers and/or the Investors, where applicable:

(a) Payment of the Vessel Purchase Price Applicable to the Delivered Vessels. Payment of immediately available U.S. Dollars in respect of the Vessel Purchase Price of each Delivered Vessel as required by Section 3.2(a) hereof;

(b) Delivery of the Aggregate Deposit Applicable to the Vessels to be Delivered. Delivery of immediately available U.S. Dollars in respect of the Deposits in relation to each Vessel to be Delivered as required by Section 3.2(b) hereof;

(c) Delivery of Investment Shares. Delivery of the Investment Shares, in accordance with the terms of the Investment Agreement;

(d) Certificate of Representations and Warranties. A certificate, duly executed by an authorized officer of Oceanaut, dated the Initial Closing Date, certifying the matters in Section 5.1 hereof;

(e) Officer’s Certificate. A certificate duly executed by (1) an authorized officer and (2) all authorized signatories of Oceanaut, dated the Initial Closing Date, certifying that the Shareholder Approval has been obtained;

(f) Oceanaut’s Legal Opinion. The legal opinion of counsel to Oceanaut, in a form reasonably acceptable to the Sellers and the Investors, upon advice of their counsel, with respect to the obligations of Oceanaut under this Agreement, the other Transaction Documents, where applicable, and the transactions contemplated hereby and thereby;

(g) Documents Required by the MOAs. Any and all documents required to be delivered by Oceanaut or its subsidiary nominee, as applicable, pursuant to and in connection with each MOA applicable to each respective Delivered Vessel;

(h) Deed of Accession with Respect to the Commercial Management Agreement. A deed of accession, in customary form, duly executed by Oceanaut’s nominated subsidiary, evidencing that Oceanaut’s subsidiary nominee has become a party to, and agrees to be bound by the terms and provisions of, the Commercial Management Agreement, with respect to each Delivered Vessel;

(i) SHIPMAN Form with regard to Technical Management Services. The SHIPMAN form, as required by the Technical Management Agreement, duly executed by Oceanaut’s nominated subsidiary with respect to each Vessel to be Delivered;

(j) Voting Agreement. The Voting Agreement, duly executed and dated the Initial Closing Date, by and among the Company, Excel and the Investors, in the form attached hereto as Exhibit C;

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(k) Registration Rights Agreement. The Registration Rights Agreement, duly executed and dated the Initial Closing Date, by and among Oceanaut and each Investor, in the form attached hereto as Exhibit D; and

(l) Documents Required by the Investment Agreement. Any and all documents required to be delivered or actions to be taken by Oceanaut pursuant to and in connection with the Investment Agreement.

2.5. Subsequent Closing Deliveries by the Sellers. At each Subsequent Closing relating to each Vessel to be Delivered, the relevant Seller of a Vessel to be Delivered shall deliver any and all documents required to be delivered by each Seller of a Vessel to be Delivered pursuant to and in connection with each MOA applicable to each respective Vessel to be Delivered.

2.6. Subsequent Closing Deliveries by Oceanaut. At each Subsequent Closing relating to each Vessel to be Delivered, Oceanaut or its subsidiary nominee, as applicable, shall deliver the following items, at the time of delivery of such Vessel, duly executed by Oceanaut, all of which shall be in form and substance reasonably acceptable to the Sellers, where applicable:

(a) Payment of the Balance of the Vessel Purchase Price. Payment of immediately available U.S. Dollars in respect of the Vessel Purchase Price, less the applicable Deposit, as required by Section 3.2(c) hereof with respect to each Vessel to be Delivered;

(b) Officer’s Certificate. A certificate duly executed by (1) an authorized officer and (2) all authorized signatories of Oceanaut, dated the Subsequent Closing Date, certifying that the Shareholder Approval has been obtained;

(c) Deed of Accession with Respect to the Commercial Management Agreement. A deed of accession in customary form, duly executed by Oceanaut’s nominated subsidiary, evidencing that Oceanaut’s subsidiary nominee has become a party to, and agrees to be bound by the terms and provisions of, the Commercial Management Agreement, with respect to each Vessel to be Delivered; and

(d) Documents Required by the MOAs. Any and all documents required to be delivered by Oceanaut pursuant to and in connection with each MOA applicable to each respective Vessel to be Delivered.

ARTICLE III

THE VESSEL SALE AND PURCHASE

3.1. The Vessel Sale and Purchase. Subject to the terms and conditions of this Agreement and the MOAs, each Seller shall sell and transfer to Oceanaut or its subsidiary nominees, and Oceanaut or its subsidiary nominees shall purchase, all right, title and interest of each Seller in and to each Vessel listed on Schedule 1 hereto at the time each such Vessel is delivered to Oceanaut or its subsidiary nominee in accordance with the terms and conditions of this Agreement and the MOA relating to each such Vessel.

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3.2. Payment for and Delivery of Vessels.

(a) Vessel Purchase Price of Delivered Vessels. At the Initial Closing, Oceanaut shall pay the aggregate Vessel Purchase Price applicable to the Delivered Vessels.

(b) Aggregate Deposit. At the Initial Closing, Oceanaut shall deliver the Deposits applicable to each Vessel to be Delivered in separate, joint interest-bearing accounts, in accordance with the terms and conditions of the MOA governing each such Vessel.

(c) Vessel Purchase Price of Vessels to be Delivered. Oceanaut or its subsidiary nominees shall pay the Vessel Purchase Price, less the Deposit with respect to each Vessel to be Delivered, pursuant to Section 3.2(b), in accordance with the terms and conditions of the MOA governing each such Vessel.

(d) Delivery of the Vessels. Each of the Vessels shall be delivered in accordance with the terms and conditions of their respective MOAs.

3.3. Representations and Warranties of each Seller. Each Seller hereby represents and warrants to Oceanaut, severally and not jointly, as follows:

(a) Organization and Qualification. Each Seller is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to enter into this Agreement and the transactions contemplated hereby. Such Seller is duly qualified to conduct business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any other Transaction Document, or (ii) a materially adverse impairment of the Seller’s ability to perform on a timely basis its obligations under this Agreement or any other Transaction Document (any of (i) or (ii), as to any party hereto, a “Material Adverse Effect”).

(b) Authorization; Enforcement. Such Seller has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement by such Seller and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. No other corporate or other action or proceeding on the part of such Seller is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed by such Seller and, when delivered, will constitute the valid and binding obligation of each such Seller, enforceable against such Seller in accordance with its terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or (iii) to the extent the indemnification provisions contained in this Agreement and the other Transaction Documents may be limited by applicable federal or state securities laws, public policy and other equitable considerations.

(c) No Conflicts. The execution, delivery and performance of this Agreement by such Seller and the consummation by such Seller of the transactions contemplated hereby do not and will

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not (i) conflict with or violate any provision of its certificate or articles of incorporation, bylaws or other charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract to which such Seller is a party or by which any property or asset of such Seller is bound or affected, (iii) result in a violation of any law, rule, statute or regulation to which such Seller is subject (including federal and state securities laws and regulations) or (iv) result in any violation of any order, judgment, injunction, decree or other restriction of any Governmental Authority to which such Seller is subject, or by which any property or asset of such Seller is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. Such Seller is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by such Seller of this Agreement, other than those that have been made or obtained prior to the date of this Agreement.

(e) No Litigation. There is no action, suit, claim or proceeding pending of which it has received notice or, to such Seller’s knowledge, threatened, against any Seller or affecting any Vessel or the validity of this Agreement or any Seller’s ability to consummate the transactions contemplated by this Agreement.

ARTICLE IV

THE INVESTMENT

4.1. The Investment. Subject to the terms and conditions of this Agreement, at the Initial Closing, Oceanaut shall sell and transfer to each Investor, and each Investor shall pay, in immediately available funds, the Investment Amount set forth opposite its name on Schedule 2, and purchase the Investment Shares from Oceanaut in the amounts set forth opposite its name on Schedule 2 hereto, in accordance with the terms and conditions of the Investment Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF OCEANAUT

5.1. Representations and Warranties of Oceanaut. Oceanaut hereby represents and warrants to each Seller and Investor as follows:

(a) Organization and Qualification. Oceanaut is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to enter into this Agreement and the transactions contemplated hereby. Oceanaut is duly qualified to conduct business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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(b) Authorization; Enforcement. Oceanaut has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by Oceanaut and the consummation by it of the transactions contemplated thereby have been duly authorized by its board of directors. Except for obtaining the Shareholder Approval, no other corporate or other action or proceeding on the part of Oceanaut or its shareholders is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed by Oceanaut and, when delivered, will constitute the valid and binding obligation of Oceanaut, enforceable against Oceanaut in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of a specific performance, injunctive relief or other equitable remedies or (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws, public policy and other equitable considerations.

(c) No Conflicts. The execution, delivery and performance of this Agreement by Oceanaut and the consummation by Oceanaut of the transactions contemplated thereby do not and will not, (i) conflict with or violate any provision of its articles of incorporation or bylaws, other than provisions which require that the Shareholder Approval be obtained, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract to which Oceanaut is a party or by which any property or asset of Oceanaut is bound or affected, (iii) result in a violation of any law, rule, statute or regulation to which Oceanaut is subject (including federal and state securities laws and regulations) or (iv) result in any violation of any order, judgment, injunction, decree or other restriction of any Regulatory Authority to which Oceanaut is subject, or by which any property or asset of Oceanaut is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. Oceanaut is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Regulatory Authority or other Person in connection with the execution, delivery and performance by Oceanaut of this Agreement, other than those that have been made or obtained prior to the date of this Agreement.

(e) No Misstatement or Omission. The Company’s filings with the Commission do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

ARTICLE VI

COVENANTS

6.1. Preparation of Proxy Statement; Shareholder Approval.

(a) Oceanaut shall promptly prepare and file with the SEC a proxy statement in preliminary form or such other form, statement or report as may be required under the federal securities laws (such proxy statement or such other form, and any amendments or supplements thereto with respect to the transactions contemplated by this Agreement, the “Proxy Statement”) relating to a shareholders

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meeting (the “Shareholders Meeting”) to be held by Oceanaut to obtain the Shareholder Approval. Oceanaut shall provide the Sellers and the Investors with reasonable opportunity to review and comment upon such Proxy Statement. Oceanaut shall duly call, give notice of, convene and hold the Shareholders Meeting as promptly as reasonably practicable in accordance with applicable law for the purpose of seeking Shareholder Approval.

(b) Each Seller and Investor shall, as promptly as reasonably practicable after the execution of this Agreement, deliver to Oceanaut the Seller Information and the Investor Information as may be required to prepare the Proxy Statement and any other filings required under the Exchange Act, Securities Act or any other federal, foreign or Blue Sky laws relating to the transactions contemplated by the Transaction Documents (“Other Filings”). The Sellers shall provide to Oceanaut, if required in response to comments received from the SEC, (i) all information relating to the Vessels as may be necessary to prepare financial statements as required by the SEC with respect to the Proxy Statement (“Financial Statements”) and shall provide to Oceanaut and its auditors access, during regular business hours and upon reasonable notice, to the offices of Sellers or their Vessel managers where such information is maintained, for the purpose of conducting audit procedures and/or review procedures that such auditors deem necessary in connection with their audit or review of the Financial Statements for inclusion in the Proxy Statement; provided, that all costs and expenses related to the preparation, review and audit of such Financial Statements for inclusion in the Proxy Statement shall be borne solely by Oceanaut.

(c) As of the date of the mailing of the Proxy Statement or the filing of any Other Filing, the Seller Information, Investor Information and Financial Statements supplied for inclusion in the Proxy Statement or Other Filing shall be accurate in all material respects, and such Financial Statements shall fairly present the financial condition and results of operations of the respective Seller for the period presented. If, at any time prior to the Initial Closing, a change in the Seller Information, Investor Information or Financial Statements, which would make the preceding incorrect, is discovered by a Seller or an Investor, as applicable, such Seller or Investor, as the case may be, shall promptly notify Oceanaut of such change. Each Seller and Investor shall use reasonable efforts to cooperate with Oceanaut in its filing of the Proxy Statement and Other Filings.

(d) Oceanaut, through its board of directors, shall recommend to its shareholders that they vote their shares such that Oceanaut may obtain the Shareholder Approval and, subject to applicable law and its fiduciary duties, shall not withdraw or modify its recommendation.

(e) Each Seller and Investor agrees to provide, and will cause their respective directors, officers and employees to provide, all cooperation reasonably necessary, at Oceanaut’s sole expense, in connection with the arrangement of financing to be consummated contemporaneously with or at or after the Initial Closing Date in respect of the transactions contemplated by this Agreement, including participation in meetings, due diligence sessions, road shows, the preparation of offering memoranda, private placement memoranda, prospectuses and similar documents, the execution and delivery of any commitment letters, placement agreements, pledge and security documents, other definitive financing documents or other requested certificates or documents, financial statements, comfort letters of accountants and legal opinions as may be reasonably requested by Oceanaut and taking such other actions as are reasonably required to be taken by each Seller and Investor in connection with any financing, provided that such cooperation shall not interfere unreasonably with the business or operations of any Seller or Investor or the commercial or technical managers of the Vessels and none of the Sellers nor the Investors shall be required to incur material out-of-pocket costs in respect of such cooperation

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unless Oceanaut shall have undertaken to reimburse such entities all such reasonable and documented out-of-pocket costs.

6.2. Other Actions.

(a) At least two days prior to the Initial Closing Date, Oceanaut shall prepare a draft Form 8-K or 6-K, as applicable (“Form 8-K”), announcing the Closing, and such other information that may be required to be disclosed with respect to the Vessel Sale and Purchase, the Investment and other related transactions in any report or form to be filed with the SEC. Prior to Closing, Oceanaut, the Sellers and the Investors shall prepare a press release announcing the consummation of the transactions hereunder (the “Press Release”). Simultaneously with the Closing, Oceanaut shall file the Form 8-K with the SEC and distribute the Press Release.

(b) Oceanaut, each Seller and each Investor shall further cooperate with each other and use their commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonable on its part under this Agreement and applicable laws to consummate the transactions hereunder and the other Transaction Documents to which it is a party and the transactions contemplated thereby as soon as practicable. Subject to applicable laws relating to the exchange of information and the preservation of any applicable attorney-client privilege, work-product doctrine, self-audit privilege or other similar privilege, each of Oceanaut, the Sellers and the Investors shall have the right to review and comment on in advance, and to the extent practicable, each will consult the other on, all the information relating to such party that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the transactions contemplated by the Transaction Documents. In exercising the foregoing right, each of Oceanaut, the Sellers and the Investors shall act reasonably and as promptly as practicable.

6.3. Advice of Change. Each of Oceanaut, the Sellers and the Investors shall promptly advise such other party in writing of any event or occurrence which results in or is reasonably likely to result in a Material Adverse Effect on it.

ARTICLE VII

OTHER AGREEMENTS

7.1. Director Nominees. From and after the Initial Closing Date, Oceanaut’s board of directors shall consist of five directors, who shall be nominated, appointed and/or elected as set forth in the Voting Agreement in the form attached hereto as Exhibit C.

7.2. Officers of Oceanaut. Oceanaut, on the one hand, and the Investors, on the other, shall mutually agree on the members of Oceanaut’s management, including, without limitation, the President and Chief Executive Officer and Chief Financial Officer, to be in office as of the Initial Closing Date, by no later than the filing date of definitive Proxy Statement by Oceanaut. From and after the Initial Closing Date, the management of Oceanaut shall be appointed by its board of directors.

7.3. Charter Parties. The Sellers shall arrange with SAMC, and Oceanaut shall arrange with each relevant nominated subsidiary, by no later than (3) Business Days prior to the initial filing of the Proxy Statement by Oceanaut , to enter into the Charter Parties for all Vessels (except for the M/V BERGEN MAX and the M/V MIDDEN MAX), subject to the Initial Closing. Each Charter Party shall reflect rates (the “Charter Rates”) agreed between the Sellers and Oceanaut by no later than October 28, 2008

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for two, three and five year periods for each of the Panamaxes, Supramaxes and Capesizes, respectively, but at a minimum hire rate of: (i) $50,000 per day for the Panamaxes; (ii) $35,000 per day for the Supramaxes to be delivered in 2008; (iii) $30,000 per day for the Supramax to be delivered in 2009; and (iv) $45,000 per day for the Capesizes, it being understood and agreed that the Sellers are allowed some flexibility as to per vessel type charters secured so long as the operating day and duration weighted average revenues are consistent with the above. All of the above rates are inclusive of 2.5% address commission in favor of SAMC, plus 1.25% in favor of Safbulk. It is understood that the duration of each Charter Party shall commence as of the delivery of each Vessel to Oceanaut (or its nominated subsidiary) to which such Charter Party relates, except for the Charter Parties of the M/V BERGEN MAX and the M/V MIDDEN MAX, which have been duly executed and are, and will be, in full force and effect as of the date hereof and as of the date of the relevant Closing.

7.4. SHIPMAN Form for Technical Management Services For Delivered Vessels. Maryville and each of Oceanaut’s nominated subsidiaries with respect to a Delivered Vessel shall enter into the SHIPMAN form, as required by the Technical Management Agreement, no later than one Business Day following the date the Shareholder Approval is obtained.

7.5. Confidentiality. The parties hereto hereby agree that the existence and terms of this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby are strictly confidential and further agree that they and their respective representatives shall not disclose to the public or to any third party the existence or terms of this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby or any other Confidential Information, other than with the express prior written consent of such other party, except as may be required by applicable Law or at the request of any Governmental Authority, including, without limitation, a Current Report on Form 8-K to be filed by Oceanaut disclosing the execution of and entry into this Agreement within four Business Days from the dated hereof and except where such Confidential Information becomes publicly available other than as a result of a disclosure by the parties hereto in violation of this Agreement.

7.6. Duty to Negotiate in Good Faith. All parties hereto shall use their commercially reasonable efforts to satisfy or cause to be satisfied all of the covenants, agreements and conditions set forth herein, as applicable to each of them. Each party, at the reasonable request of the other, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the Investment, the Vessel Sale and Purchase and other transactions contemplated by this Agreement and the other Transaction Documents.

ARTICLE VIII

CONDITIONS TO CLOSINGS

8.1. Conditions to the Obligations of the Sellers and the Investors. The obligations of the Sellers and the Investors under this Agreement are subject to the satisfaction or waiver of the following conditions, which conditions are intended wholly for the benefit of each Seller and Investor, as applicable:

(a) Representations and Warranties. Each of the representations and warranties made by Oceanaut in this Agreement shall be true and correct in all material respects (except for those which are already qualified by materiality, which shall be true and correct in accordance with their respective terms) when made at and as of the applicable Closing Date as though such representations and warranties were made or given on and as of the applicable Closing Date.

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(b) Compliance with the Transaction Documents. Oceanaut shall have, in all material respects (except for those which are already qualified by materiality, which shall be true and correct in accordance with their respective terms), performed and complied with all of its covenants, agreements and obligations under this Agreement and the Transaction Documents which are to be performed or complied with by Oceanaut prior to or on the applicable Closing Date.

(c) Charter Parties. The time Charter Parties for the Vessels referenced in Section 7.3 shall have been duly executed by each of SAMC and Oceanaut (or its relevant nominated subsidiary) in accordance with Section 7.3 hereof.

(d) Deed of Accession with Respect to the Commercial Management Agreement. Oceanaut shall have procured a deed of accession in customary form, duly executed by Oceanaut’s nominated subsidiary, evidencing that Oceanaut’s subsidiary nominee has become a party to, and agrees to be bound by the terms and provisions of, the Commercial Management Agreement, with respect to each Delivered Vessel.

(e) SHIPMAN Form with regard to Technical Management Services. Oceanaut shall have procured the SHIPMAN form, as required by the Technical Management Agreement, duly executed by Oceanaut’s nominated subsidiary with respect to each Vessel to be Delivered.

(f) No Litigation. No legal or governmental action, suit or proceeding shall have been instituted or threatened before any court, administrative agency or tribunal, nor shall any order, judgment or decree have been issued or proposed to be issued by any court, administrative agency or tribunal, to set aside, restrain, enjoin or prevent the consummation of this Agreement or the transactions contemplated hereby, or that has had, or would reasonably be expected to have, a Material Adverse Effect on this Agreement or the transactions contemplated hereby.

(g) Material Adverse Effect. From the date hereof to the Initial Closing Date, there shall have been no change, event or development that has had, or would reasonably be expected to have, a Material Adverse Effect on Oceanaut.

(h) Board of Directors of Oceanaut. Immediately after the Initial Closing Date, the board of directors of Oceanaut shall be comprised as set forth in Section 7.1 hereof.

(i) Resignation of Directors and Officers. Oceanaut shall have obtained the necessary resignations of the members of its board of directors and officers so that, as of the Initial Closing Date, Oceanaut’s board of directors and officers are comprised as set forth in Section 7.1 hereof.

(j) Closing Deliveries. Each Seller and Investor shall have received from Oceanaut all of the instruments, documents and considerations described in Sections 2.4 and 2.6, as applicable on each Closing Date.

8.2. Conditions to the Obligations of Oceanaut. The obligations of Oceanaut under this Agreement are subject to the satisfaction or waiver of the following conditions, which conditions are intended wholly for the benefit of Oceanaut:

(a) Representations and Warranties. Each of the representations and warranties made by each Seller and Investor in this Agreement shall be true and correct in all material respects (except for those which are already qualified by materiality, which shall be true and correct in accordance

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with their respective terms) when made at and as of the applicable Closing Date as though such representations and warranties were made or given on and as of the applicable Closing Date.

(b) Compliance with the Transaction Documents. Each Seller and Investor shall have, in all material respects (except for those which are already qualified by materiality, which shall be true and correct in accordance with their respective terms), performed and complied with all of their respective covenants, agreements and obligations under this Agreement and the other Transaction Documents which are to be performed or complied with by them prior to or on the applicable Closing Date.

(c) Charter Parties. The time Charter Parties for the Vessels referenced in Section 7.3 shall have been duly executed by each of SAMC and Oceanaut (or its relevant nominated subsidiary) in accordance with Section 7.3 hereof.

(d) No Litigation. No legal or governmental action, suit or proceeding shall have been instituted or threatened before any court, administrative agency or tribunal, nor shall any order, judgment or decree have been issued or proposed to be issued by any court, administrative agency or tribunal, to set aside, restrain, enjoin or prevent the consummation of this Agreement or the transactions contemplated hereby, or that has had, or would reasonably be expected to have, a Material Adverse Effect on this Agreement or the transactions contemplated hereby.

(e) Shareholder Approval. Oceanaut shall have obtained the Shareholder Approval.

(f) Closing Deliveries. Oceanaut shall have received from each Seller and Investor all of the instruments, documents and considerations described in Sections 2.2, 2.3 and 2.5, as applicable on each Closing Date.

ARTICLE IX

TERMINATION

9.1. Termination of this Agreement. At any time prior to the Closing, this Agreement may be terminated by written notice explaining the reason for such termination (without prejudice to other remedies which may be available to the parties under this Agreement, at law or in equity) by the mutual written consent of Oceanaut and a majority of the Sellers and Investors. The Transaction Documents shall automatically terminate if the Initial Closing shall not have occurred by March 15, 2008 (unless any of the Sellers exercise the option to extend the date of the Initial Closing as provided in Section 1(a) hereof, in which case the termination date shall be extended to March 30, 2008), or such later date as the Investors may, from time to time, specify by notice in writing to Oceanaut.

9.2. Effect of Termination. If this Agreement is terminated in accordance with Section 9.1, all obligations of the parties hereunder shall terminate, except for the obligations set forth in this Article IX and Sections 7.5, 10.1 and 10.4; provided, however, that nothing herein shall relieve any party from liability for the breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

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ARTICLE X

MISCELLANEOUS

10.1. Termination of the Letter of Intent. The Letter of Intent is hereby terminated and of no further force and effect; provided, however, that the letters executed by each Seller and Investor in connection with the Letter of Intent and attached thereto as Exhibits “Ca” and “Cb,” copies of which are attached hereto as Exhibit G (the “Waiver Letters”), shall remain in full force and effect.

10.2. Subsidiary Nominees to Become a Party. Oceanaut shall cause each subsidiary nominee to become a party to this Agreement and be bound by the terms of this Agreement by causing each such nominee to execute an Acknowledgement and Agreement in the form attached hereto as Exhibit H.

10.3. Survival of Representations and Warranties. All representations and warranties contained herein shall survive the last Subsequent Closing Date.

10.4. Expenses. Except as otherwise provided herein, each party hereto shall bear its own legal and other expenses incurred in connection with the preparation of the Transaction Documents and the other agreements contemplated hereby and the Closing of the transactions contemplated hereby.

10.5. Further Assurances. Each party agrees that it will execute and deliver, or cause to be executed and delivered, on or after the date of this Agreement, all such other documents and instruments as are reasonably required for the performance of such party’s obligations hereunder and will take all commercially reasonable actions as may be necessary to consummate the transactions contemplated hereby and to effectuate the provisions and purposes hereof.

10.6. Disclosures and Announcements. Announcements concerning the transactions provided for in this Agreement by any party hereto or any of their respective Affiliates shall be subject to the prior approval of such other party hereto in all material respects, except that approval shall not be required as to any statements and other information which any party may be required to make pursuant to any applicable rule or regulation of the SEC or as otherwise required by Law.

10.7. Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) upon delivery when delivered personally, (ii) upon receipt if by facsimile transmission (with confirmation of receipt thereof), or (iii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to Oceanaut:

Oceanaut, Inc.

17th Km National Road Athens-Lamia & Finikos Street

145 64 Nea Kifisia

Athens, Greece

Facsimile: +30-210-620-9528

Attention: Chief Executive Officer

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With a copy (which shall not constitute notice) to:

Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.

666 Third Avenue

New York, New York 10017

Facsimile: +1-212-983-3115

Attention: Kenneth R. Koch, Esq.

If to any Seller or Investor:

Name of Seller or Investor, as applicable

c/o 11 Poseidonos Avenue

16777 Elliniko

Athens, Greece

Attention: Dale Ploughman
Facsimile: +30-210-898-3595

With a copy (which shall not constitute notice) to:

Name of Seller or Investor, as applicable

c/o 11 Poseidonos Avenue

16777 Elliniko

Athens, Greece

Attention: Evan Breibart
Facsimile: +30-210-898-5430

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Attention: Robert E. Lustrin, Esq.

Facsimile: +1-212-480-8421

Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

10.8. Governing Law; Jurisdiction; Dispute Resolution. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof). Any dispute regarding this Agreement shall be exclusively referred to London arbitration, and the parties agree to submit to the personal and exclusive jurisdiction and venue of such arbitrators. Any and all disputes hereunder shall be referred by the parties hereto to three arbitrators, each party to appoint one arbitrator and the two so appointed shall appoint the third who shall and as chairman of such panel of arbitrators. Upon receipt by one party of the nomination in writing of such other party’s arbitrator, that party shall appoint its arbitrator within ten days, failing which the decision of the single arbitrator appointed shall apply. The two arbitrators so appointed shall appoint the third arbitrator within ten days, failing which the single arbitrator shall act as sole arbitrator and any decision of the sole arbitrator shall be binding on both parties. The arbitration shall be conducted in accordance with the Arbitration Act of 1996 or any successor statute; provided, however, that any dispute relating to the Vessel Sale and Purchase shall be conducted in accordance with the terms of the London

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Maritime Arbitrators Association then in effect. For purposes of this Section, the Investors and the Sellers, collectively, shall be deemed to be one party.

10.9. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the parties hereto shall impair any such right, power or remedy of the parties hereto, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law, otherwise afforded to the parties hereto, shall be cumulative and not alternative.

10.10. Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

10.11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

10.12. Amendments in Writing. No amendment, modification, waiver, termination or discharge of any provision of this Agreement, or any consent to any departure by any party hereto from any provision hereof, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by all parties hereto.

10.13. Entire Agreement. This Agreement and the other documents referred to herein or therein, on and as of the date hereof, constitute the entire agreement of the parties hereto with respect to the subject matter hereof or thereof, and all prior or contemporaneous understandings or agreements, whether written or oral between the parties hereto with respect to such subject matter (including, without limitation, the Letter of Intent) are hereby superseded in their entirety.

10.14. Exhibits and Schedules. The exhibits attached hereto or any schedules referenced in this Agreement are incorporated by reference herein and shall have the same force and effect with respect to the provisions set forth therein as though fully set forth in this Agreement.

10.15. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, that none of the parties hereto may assign any of its obligations hereunder without the prior written consent of such other parties.

10.16. Third-Party Beneficiaries. The parties hereto hereby acknowledge and agree that (a) Excel, with respect to the covenants contained in Section 7.1, and (b) each subsidiary to be nominated by Oceanaut to effectuate the Vessel Sale and Purchase, vis-à-vis each relevant Seller, shall be a third party

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beneficiary hereunder, and all such entities shall be entitled to enforce such obligations directly against such other party as if they were a party hereto.

10.17. Execution in Counterparts; Facsimile Signatures. This Agreement and any amendment, waiver or consent hereto may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. All such counterparts may be delivered among the parties hereto by facsimile or other electronic transmission, which shall not affect the validity thereof.

(Remainder of page intentionally left blank. Signature pages to follow.)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and date first above written.

OCEANAUT, INC.
By:	/s/ Christopher J. Georgakis
Name: Christopher J. Georgakis
Title: President and CEO

The Investors

UNITED CAPITAL INVESTMENTS CORP.
By:	/s/ Evan J. Breibart
Name: Evan J. Breibart
Title: Attorney-in-fact

ATRION SHIPHOLDING S.A.
By:	/s/ Evan J. Breibart
Name: Evan J. Breibart
Title: Attorney-in-fact

PLAZA SHIPHOLDING CORP.
By:	/s/ Evan J. Breibart
Name: Evan J. Breibart
Title: Attorney-in-fact

COMET SHIPHOLDING, INC.
By:	/s/ Evan J. Breibart
Name: Evan J. Breibart
Title: Attorney-in-fact

Signature Page to

Master Agreement dated as of October 12, 2007

The Sellers

CAPE ANN MARINE INC.		SHORELINE UNIVERSAL LIMITED
By:	/s/ Evan J. Breibart	By:	/s/ Evan J. Breibart
	Name: Evan J. Breibart		Name: Evan J. Breibart
	Title: Attorney-in-fact		Title: Attorney-in-fact

CAPE BRETON MARINE, INC.		KALITHEA MARITIME S.A.
By:	/s/ Evan J. Breibart	By:	/s/ Evan J. Breibart
	Name: Evan J. Breibart		Name: Evan J. Breibart
	Title: Attorney-in-fact		Title: Attorney-in-fact

SPELMAN INTERNATIONAL CORP.		KARYATIDES MARITIME S.A.
By:	/s/ Evan J. Breibart	By:	/s/ Evan J. Breibart
	Name: Evan J. Breibart		Name: Evan J. Breibart
	Title: Attorney-in-fact		Title: Attorney-in-fact

IKESTON STAR SHIPPING INC.		KALISTOS MARITIME S.A.
By:	/s/ Evan J. Breibart	By:	/s/ Evan J. Breibart
	Name: Evan J. Breibart		Name: Evan J. Breibart
	Title: Attorney-in-fact		Title: Attorney-in-fact

PAVEY SERVICES LTD.
By:	/s/ Evan J. Breibart
Name: Evan J. Breibart
Title: Attorney-in-fact

Signature Page to

Master Agreement dated as of October 12, 2007

SCHEDULE 1

The Sellers and the Vessels

Seller		Seller Jurisdiction	Vessel	Yard	Year Built	Vessel Type	DWT	Price
1	Cape Ann Marine Inc.	British Virgin Islands	TBN	Sungdong	2009	Capesize	175,000	$131,000,000
2	Cape Breton Marine Inc.	British Virgin Islands	TBN	Sungdong	2009	Capesize	175,000	$131,000,000
3	Ikeston Star Shipping Inc.	British Virgin Islands	BERGEN MAX	HHI	1994	Panamax	73,500	$50,000,000
4	Pavey Services Ltd.	British Virgin Islands	BREMEN MAX	HHI	1993	Panamax	73,500	$60,500,000
5	Shoreline Universal Limited	British Virgin Islands	HAMBURG MAX	HHI	1994	Panamax	73,500	$63,500,000
6	Spelman International Corp.	British Virgin Islands	MIDDEN MAX	HHI	1993	Panamax	73,500	$61,000,000
7	Kalistos Maritime S.A.	Republic of the Marshall Islands	TBN	Kouan	2008	Supramax	55,000	$69,500,000
8	Kalithea Maritime S.A.	Republic of the Marshall Islands	TBN	Kouan	2008	Supramax	55,000	$69,500,000
9	Karyatides Maritime S.A.	Republic of the Marshall Islands	TBN	Kouan	2009	Supramax	55,000	$64,000,000

SCHEDULE 2

The Investors

Name of Company	Jurisdiction of Incorporation	Investment Amount	Investment Shares Purchased
United Capital Investments Corp.	Republic of Liberia	$20,625,000	2,578,125
Atrion Shipholding S.A.	The Republic of the Marshall Islands	$20,625,000	2,578,125
Plaza Shipholding Corp.	The Republic of the Marshall Islands	$20,625,000	2,578,125
Comet Shipholding Inc.	The Republic of the Marshall Islands	$20,625,000	2,578,125

Annex B

E 1.13

MEMORANDUM OF AGREEMENT

Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by The Baltic and International Maritime Council (BIMCO) in 1956.

Code-name

SALEFORM 1993

Revised 1966, 1983 and 1986/87.

Dated: 12/10/2007

Cape Ann Marine Inc. of British Virgin Islands
hereinafter called the Sellers have agreed to sell, and		1

Oceanaut Inc. or its guaranteed nominee
hereinafter called the Buyers have agreed to buy		2

Whereas the Sellers have entered into a shipbuilding contract dated 30 March 2006 (as same has been or may be supplemented or amended hereinafter called the “Shipbuilding Contract”) as buyer with Sungdong Shipbuilding & Marine Engineering Co., Ltd.. (the “Builder”) as Builder for the construction of one (1) Bulk Carrier about 170,000 DWT having Hull No S1024 (the “Vessel”).		3

In consideration of the aforementioned, the Sellers have agreed to sell and the Buyers have agreed to buy the Vessel on the following terms and conditions.

Name: Builder’s Hull No S1024

Classification Society/Class: Bureau Veritas		4
Built:	2009 (under construction) By: Sungdong Shipbuilding & Marine Engineering Co., Ltd.	5
Flag:	Bahamas (intended) Place of Registration: Nassau	6
Call Sign: N/A Grt/Nrt: N/A		7
Register Number: N/A		8

hereinafter called the Vessel, on the following terms and conditions:		9

Definitions		10

“Banking days” are days on which banks are open in the following: in the country of the currency stipulated for the Purchase Price in Clause 1, at the place of the physical delivery of the Vessel and the place of closing stipulated in Clause 8.

		11 12

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.		13 14

“Classification Society” or “Class” means the Society referred to in line 4.		15

1. Purchase Price US$ 131,000,000 (One Hundred and Thirty One Million United States Dollars)		16

2. Deposit		17

As security for the correct fulfillment of this Agreement the Buyers shall pay a deposit of 20% (twenty per cent) of the Purchase Price as per Clause 24. This deposit shall be placed with FBB Piraeus – First Business Bank, 62 Notara & Sotiros Dios Str., Piraeus, Greece, Phone: +30 210 41 18 711, Fax: +30 210 41 32 058

		18 19 20

and held by them in a joint interest bearing account for the Sellers and the Buyers, to be released in accordance with joint written instructions of the Sellers and the Buyers. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers.

21 22 23 24

3. Payment	25

80% of the said Purchase Price and the monies payable under this Agreement shall be paid in full free of bank charges to Buyer’s account with the Sellers’ nominated bank namely: ALPHA BANK SA, Piraeus Shipping Branch 960, 89 Akti Miaouli str., Piraeus, Greece, SWIFT: CRBAGRAAXXX with JP MORGAN CHASE BANK, New York, USA, SWIFT: CHASUS33XXX, in favour of CAPE ANN MARINE INC., USD ACCOUNT: 960015006013109, IBAN: GR0201409600960015006013109 one day in advance of the designated day of delivery and to be released to Sellers account simultaneously with the signing of the Protocol of Delivery and Acceptance on the date of delivery. When the Vessel is at the place of delivery and ready for delivery in accordance with the terms of this Agreement, the Buyers will take delivery of the Vessel as soon as is reasonably possible following the delivery of the Vessel from the Builder under the Shipbuilding Contract to the Sellers. The 20% deposit will be released in accordance with the joint written instructions of the Sellers and the Buyers to the Sellers nominated account together with the aforesaid balance of the Purchase Price.

26

~~on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.~~

27 28 29

4. Inspections (see clause 18)	30

~~a)*      The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in                         on~~
~~and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.~~

31 32 33 34

~~b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~	35 36

~~The Sellers shall provide for inspection of the Vessel at/in~~	37

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During this inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

38 39 40 41 42 43 44 45

~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

46 47 48

~~4a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.~~	49 50

5. Notices, time and place of delivery	51

a)        The Sellers shall keep the Buyers well informed of the Vessel’s building schedule and any changes to the expected delivery date. ~~itinerary~~ Notices, time and place of delivery shall be to the extent reasonably possible back-to-back with the Shipbuilding Contract. The Sellers will give 60, 30, 21, 14, 7 days approximate notice of intended delivery and three (3) banking days approximate notice of delivery , thus allowing time to the Buyers to effect the remittance as provided for in clause 3. ~~When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery~~.

52 53 54 55 56

b) The Vessel shall be delivered and taken over by the Buyers safely afloat at a safe and	57

accessible berth or anchorage at or near the Builder’s shipyard, in the Sellers’ option, as soon as is reasonably possible following the delivery of the Vessel from the Builder under the Shipbuilding Contract to the Sellers.	58

~~in the Sellers’ option.~~	59

Expected time of delivery; 31/10/2009	60

Date of canceling shall be : 30/04/2010	61

(see Clauses 5 c), ~~6 b~~) (iii) and 14):

c)        If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the canceling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new canceling date. Upon receipt of such notification the Buyers shall have the option of either canceling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new canceling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new canceling date and shall be substituted for the canceling date stipulated in line 61.

62 63 64 65 66 67 68 69 70 71

If this Agreement is maintained with the new canceling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original canceling date.

72 73 74 75 76

d)        Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter the parties obligations’ under this Agreement shall terminate.

77 78 79

~~6. Drydocking/Divers Inspection~~	~~80~~

~~a )**  The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

~~81 82 83 84 85 86 87~~

~~b)**   (i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.~~

~~88 89 90 91 92 93 94 95~~

            ~~(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society~~

~~96 97 98 99 100 101 102 103 104~~

~~without condition/recommendation*. In such event the Sellers are to pay also for the cost of the underwater inspection and the Classification Society’s attendanc~~e.	~~105 106~~

~~(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the canceling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.~~

~~107 108 109 110 111 112 113 114~~

~~c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above~~	~~115~~

~~(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

~~116 117 118 119 120 121 122 123 124 125 126 127~~

~~(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.~~

~~128 129 130 131 132~~

~~(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation* as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.~~

~~133 134 135 136 137~~

~~(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.~~	~~138 139~~

~~(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).~~

~~140 141 142 143 144 145 146 147 148 149~~

~~* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.~~	~~150 151~~

~~** 6a) and 6b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6a) to apply.~~	~~152 153~~

7. Spares/bunkers, etc.	154

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail end shaft(s) and/or spare	155 156

propeller(s)/propeller blade(s) if any~~,~~ belonging to the Vessel at the time of the delivery by the Builder under the Shipbuilding Contract ~~inspection~~ used or unused, whether on board or not shall become the Buyers’ property, ~~but spares on order are to be excluded~~. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail end shaft(s) and spare propeller(s)/propeller blades(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and navigational and wireless equipment shall be included in the sale without extra payment. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment.

157 158 159 160 161 162 163 164

~~The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. Captain’s, Officers’ and Crew’s personal belongings including the slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):~~

165 166 167 168 169

Certificates, manuals, instruction books and/or the finished plans given by the Builder to the Sellers in relation to the Vessel to be included in the sale and to be delivered to the Buyers at the shipyard. The Buyers shall take over the remaining bunkers and lubricating oils in ~~sealed~~ drums or designated storage tanks and pay the Sellers’ cost prices including all discounts supported by vouchers/invoices. Lubs at list price less 40%.

~~The Buyers shall take over the remaining bunkers and unusued lubricating oils in storage tanks and sealed drums and pay the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel.~~

170 171 172
Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.	173 174

8. Documentation (see clause 19)	175

~~The place of closing:~~	176

~~In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:~~	177 178

~~a)        Legal Bill of Sale in a form recordable in                          (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.~~

179 180 181 182

~~b) Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.~~	183 184

~~c) Confirmation of Class issued within 72 hours prior to delivery.~~	185

~~d) Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.~~	186 187

~~e)        Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 (four) weeks after the Purchase Price has been paid and the Vessel has been delivered.~~

188 189 190 191 192 193

~~f)         Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.~~

194 195 196

~~At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.~~

197 198 199

~~At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as all plans etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. Other technical documentation which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same.~~

200 201 202 203 204 205 206

9. Encumbrances	207

The Sellers warrant that the Vessel, at the time of delivery, is free from all ~~charters~~, encumbrances, mortgages and maritime liens or any other debts whatsoever. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

208 209 210 211

10. Taxes, etc.	212

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

213 214 215

11. Condition on delivery (see clause 20)	216

~~The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted.~~

217 218 219

~~However, the Vessel shall be delivered with her class maintained without condition/ recommendation*, free of average damage affecting the Vessel’s class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by Class or the relevant authorities at the time of delivery.~~

220 221 222 223 224

~~“Inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.~~

225 226 227

~~* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.~~	228 229

~~12. Name/markings (see clause 7)~~ 	230

~~Upon delivery the Buyers undertake to change the name of the Vessel and after funnel markings.~~	231

13. Buyers’ default	232

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.

233 234 235

Should the Purchase Price or any other payments under this Agreement not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

236 237 238 239

14. Sellers’ default	240

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 or fail to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of canceling this Agreement provided always that the Sellers shall be granted a maximum of 3

241 242 243

banking days after Notice of Readiness has been given to make arrangements for the documentation set out in Clause 19 If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically in every respect ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness has been given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

		244 245 246 247 248 249 250

Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to _proven negligence and whether or not the Buyers cancel this Agreement.

		251 252 253 254

~~15. Buyers’ representative (see Clause 21)~~		255

~~After this Agreement has been signed by both parties and the deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense upon arrival at                                   on or about~~

		256 257 258

~~These representatives are on board for the purpose of familiarization and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers’ representatives shall sign the Sellers’ letter of indemnity prior to their embarkation.~~

		259 260 261

16. Arbitration		262

a)*      This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London before three arbitrators in accordance with the Arbitration Act 1996 ~~s 1950 and 1979~~ or any statutory modification or re-enactment thereof for the time being in force and the terms of the London Maritime Arbitration Association then in force. One arbitrator being appointed by each party. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days ~~failing which the decision of the single arbitrator appointed shall apply~~. If that party does not appoint its own arbitrator within the fourteen days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of the sole arbitrator shall be binding on both parties as if it had been appointed by agreement. The two arbitrators property appointed shall appoint the third arbitrator who shall act as chairman of the Tribunal.

		263 264 265 266 267 268 269 270

~~b)*      This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court.~~

		271 272 273 274 275 276
~~The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~		277 278

~~c)* Any dispute arising out of this Agreement shall be referred to arbitration at , subject to the procedures applicable there.~~		279 280
~~The laws of shall govern this Agreement.~~		281

~~16a), 16b) and 16c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16a) to apply.~~		~~282 283~~

Rider clauses 17- 30 attached hereto constitute an integral part of this Agreement.

The Sellers	The Buyers

Appendix to Memorandum of Agreement Code-name SALEFORM 1993- Dated

12th October 2007 – 170,000 DWT Bulk Carrier Hull No. S1024.

Clause 17- Flag and registration

It is the intention of the parties that the Vessel will be delivered to the Buyers as soon as is reasonably possible following delivery of the Vessel to the Sellers by the Builders. Notwithstanding the foregoing, if the Initial Closing has not taken place by the date falling 30 days prior to the anticipated date of delivery of the Vessel by the Builders to the Sellers (and the Master Agreement has not been terminated), then the Sellers may by notice in writing to the Buyers elect to retain ownership of the Vessel and trade the Vessel until such time after the Initial Closing that the Vessel is next free of cargo in a non-USA, non-Australian port. In such case, and notwithstanding any provision of this Agreement to the contrary, the Vessel shall be delivered and taken over by the Buyers safely afloat at such safe and accessible port, anchorage and/or safe and accessible berth always safely afloat at the Sellers’ option  (place of delivery in accordance with Vessel’s trade/charter obligations) and otherwise in accordance with the terms and provisions set out in Schedule “B” with logical amendments.

Until the delivery of the Vessel under the terms of the Shipbuilding Contract the Sellers will continue to supervise the construction and perform their duties and obligations regarding the construction of the Vessel according to the Shipbuilding Contract without interference whatsoever from the Buyers subject to Clause 21 or, subject to Clause 26, without the imposition of any additional duties as a result of this Agreement. For the avoidance of doubt, and subject always to the Buyers’ rights under Clause 18 (b) and 26, the Sellers shall at their sole discretion determine how and when they shall exercise their rights and perform their duties under the Shipbuilding Contract.

Clause 18 - Review of the Shipbuilding Contract and the Specifications - Adjustment of Contract Price

(a) The Buyers have reviewed, inspected and accepted the following documents:

- Specification dated July, 12 2007.

- Manufacturer’s list dated July 13, 2007 as finally agreed by the Sellers.

- General Arrangement Plan.

The Sellers shall deliver to the Buyers a copy of the Shipbuilding Contract (with the amount of the purchase price, installments and other financial terms deleted) upon payment by the Buyers of the Deposit in accordance with Clause 2.

The Buyers shall treat all documentation received with respect to the construction of the Vessel as private and confidential and shall not disclose any of it to any third party. The Buyers agree to respect and be bound by the Builder’s rights to these documents in accordance with the terms and conditions of the Shipbuilding Contract.

(b) So long as Sellers’ shall not have accrued the right to terminate the Shipbuilding Contract with due to insufficient speed, excessive fuel consumption or insufficient deadweight of the Vessel any adjustment of the purchase price under the Shipbuilding Contract by way of liquidated damages due thereto to be for Buyers’ account provided that receipt of the benefit of any such adjustment by way of deduction of an equal sum from the purchase price under this Agreement shall be the sole right and remedy of the Buyers who shall have no right to terminate this Agreement and/or to reject the Vessel and/or to claim damages as a result thereof.

Clause 19- Place of closing and documentation

Place of documentary closing: Piraeus at a mutually agreed venue. The delivery of the Vessel and closing may be at different venues, but to be at the same date and time. The procedure of the closing will be mutually agreed between Buyers and Sellers. The Buyers hereby declare and

1

confirm that the Vessel will be registered in their name under Bahamas flag subject to CSR arrangements having been concluded.

Subject to Clause 17, at the time of delivery, the Sellers are to supply the Buyers with reasonable documentation as required by the Buyers and their intended flag. The agreed list is to be incorporated into this Agreement as an Addendum.

Clause 20- Condition on delivery.

The Vessel with everything belonging to her shall be delivered and taken over by the Buyers in substantially the same condition as at time of delivery from the Builder.. The Vessel shall be delivered with her class maintained and with her classification certificates clean and without condition/recommendation by Class and free of average damage affecting class at the time of delivery, save that (a) the said certificates may not be in permanent form and that only provisional/interim certificates may be provided by the Sellers to the Buyers on the date of delivery and (b) the classification certificates may have notes which are customarily applicable to newly built Vessels and which do not affect Vessel’s class.

Clause 21- Buyers’ observer

After this Agreement has been signed by both parties and the deposit referred in Clause 2 has been lodged, whichever the later, the Buyers shall have the right to send one representative to join the Sellers’ team of supervisors currently based in Sungdong Shipbuilding & Marine Engineering Co. Ltd, Korea The Buyers’ representative will be a member of the Sellers supervision team and be subordinate to the Sellers’ chief supervisor and shall not act without instructions from the Sellers’ chief supervisor and/or, in general, independently of the team. The Buyers’ representative will have unrestricted access to all areas of the vessel, however, he will be an observer only and will not enter into or participate in any direct or indirect dialogue or correspondence with the Builder, the Class, any sub-contractor, any supplier or their respective personnel, agents, etc. or interfere whatsoever in the supervision by the Sellers. The Buyers’ representative will be permitted to attend Sea Trials as a member of the Sellers’ team.

The Buyers’ representative will appear to the Builder as a supervisor of the Sellers. The Buyers’ representative shall sign the Sellers’ Letter of Indemnity prior to his arrival at the Builder. Prior to delivery of the Vessel a representative of the Buyers’ nominated flag state will be able to attend the sea trials as an observer only and will also sign the Sellers’ letter of Indemnity.

All matters encountered by the Buyers supervisor are to be raised towards the Builder through Sellers supervision team and rectified as far as possible under the shipbuilding contract. Sellers supervision team undertakes to pass on to the Builder all reasonable comments made by Buyers supervisor.

The Buyers’ representatives shall observe the works’ rules and regulations prevailing at the Builder’s and its sub-contractor’s premises. The Buyers’ representatives shall at all times remain the employees or agents and sole responsibility of the Buyers. The Sellers shall not be liable to the Buyers or the Buyers’ representatives for personal injuries, including death, during the time he is on the Vessel, or within the premises of either the Builder or its sub-contractors, or otherwise engaged in and about the construction of the Vessel. The Sellers shall not be liable to the Buyers for damages to, or destruction of property of the Buyers or of any of the Buyers’ representatives. The Sellers shall have the right to request that the Buyers replace a Buyers’ representative should he fail to comply with the terms of this Agreement, in which case the Buyers shall arrange forthwith for his repatriation.

Clause 22- Modifications.

At the date of signing of this Agreement, Sellers shall have made known to Buyers in writing all modifications, alterations and extras made to the Specifications and hereby agree that they will advise Buyers in good time, of any and all future material modifications/alterations/extras for

2

Buyer’s consent without increasing the purchase price under this Agreement. Should the same result in a decrease in the purchase price under the Shipbuilding Contract by US$100,000 or more then the Sellers shall request the Buyer’s consent which shall not be unreasonably withheld or delayed.

Clause 23- Familiarization

The Buyers have the right to place up to five (5) crew members at the yard and/or onboard the Vessel no more than one month prior to delivery solely for familiarization only and without interference with the construction and the fitting out in preparation of delivery of the Vessel. This is always subject to the provisions of the Shipbuilding Contract and to the approval and discretion of the Builder.

Clause 24- Deposit

The 20 pct deposit shall be made on the Initial Closing Date as provided in Article II of the Master Agreement.

Clause 25- Warranty Claims

At the time of the delivery of the Vessel under this MOA, the Sellers shall, pursuant to the terms of a separate assignment agreement, (substantially in the form of Schedule “A” hereto) assign to the Buyers, all of their rights against the Builder regarding any guarantee claims (Art. ..... of the Shipbuilding Contract). Sellers will act as agent and/or grant a POA to the Buyers to achieve the same effect at no cost to the Sellers and subject to the Buyers’ providing the Sellers with an indemnity in a form acceptable to the Sellers.

Clause 26- Non Acceptance of Vessel

In case the Sellers anticipate not accepting the Vessel on delivery from the Builder under the Shipbuilding Contract, then they are required to discuss the issues with the Buyers and the Buyers to either accept or reject the Vessel on the terms offered by the Builder within twelve (12) hours from tendering such notice to the Buyer’s or the Buyer’s representative, provided that the Buyers will take delivery of the Vessel from the Sellers under the terms of this Agreement and the rights of the Sellers, including without limitation the purchase price (but subject to Clause 18(b)), will not be affected.

In case that the Seller’s have accrued the right to rescind the Shipbuilding Contract or reject the Vessel under the Shipbuilding Contract and they do not exercise such right, the Buyers shall be entitled to refuse delivery of the Vessel under this Agreement provided Buyers shall have notified Sellers of their intention in accordance with paragraph one of this Clause.

Clause 27- Confidentiality

All negotiation, documentation exchanged and eventual sale to be kept strictly private and confidential between all parties involved as required under the relevant provision of the Master Agreement. However, should despite the efforts of all parties involved details of the sale become known or reported in the market neither the Sellers not the Buyers have the right to withdraw from the sale or fail to fulfill all their obligations under this Agreement.

Clause 28- Previous Negotiations

This Agreement supersedes all prior negotiations, representations, undertakings and agreements on any subject matter of this Agreement.

3

Clause 29- Master Agreement

This Agreement is one of the “MOA”s referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith by the Sellers, the Buyers, and others. If there is any inconsistency between the terms and conditions of this Agreement and the terms and conditions of said Master Agreement with respect to the sale and purchase of the Vessel, then the terms and conditions of this Agreement shall prevail.

Notwithstanding the above, the obligations of each party under this MOA are subject to:

(i)	The Initial Closing , as defined in the Master Agreement.
(ii)	The satisfaction or waiver of each of the applicable conditions set forth in Article VIII of the Master Agreement.”

In case the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, this Memorandum of Agreement shall be automatically terminated without responsibility of any of the parties.

Clause 30- MOA Originals

This Agreement has been drawn up and executed in two originals, one of which to be retained by the Buyers and one the Sellers.

4

Annex C

E 1.13

MEMORANDUM OF AGREEMENT

 Norwegian Shipbrokers’ Association’s Memorandum
 of Agreement for sale and purchase of
 ships. Adopted by The Baltic and International
 Maritime Council (BIMCO) in 1956.
                                    Code-name
         SALEFORM 1993
 Revised 1966, 1983 and 1986/87.

Dated: 12/10/2007

Cape Breton Marine Inc. of British Virgin Islands

hereinafter called the Sellers have agreed to sell, and	1
Oceanaut Inc. or its guaranteed nominee
hereinafter called the Buyers have agreed to buy	2

Whereas the Sellers have entered into a shipbuilding contract dated 30 March 2006 (as same has been or may be supplemented or amended hereinafter called the “Shipbuilding Contract”) as buyer with Sungdong Shipbuilding & Marine Engineering Co., Ltd.. (the “Builder”) as Builder for the construction of one (1) Bulk Carrier about 170,000 DWT having Hull No S1025 (the “Vessel”). In consideration of the aforementioned, the Sellers have agreed to sell and the Buyers have agreed to buy the Vessel on the following terms and conditions. Name: Builder’s Hull No S1025	3

Classification Society/Class: Bureau Veritas	4
Built: 2009 (under construction) By: Sungdong Shipbuilding & Marine Engineering Co., Ltd.	5
Flag: Bahamas (intended) Place of Registration: Nassau	6
Call Sign: N/A Grt/Nrt: N/A	7
Register Number: N/A	8

hereinafter called the Vessel, on the following terms and conditions:	9

Definitions	10

“Banking days” are days on which banks are open in the following: in the country of the currency stipulated for the Purchase Price in Clause 1, at the place of the physical delivery of the Vessel and the place of closing stipulated in Clause 8.

11 12

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.	13 14

“Classification Society” or “Class” means the Society referred to in line 4.	15

1. Purchase Price US$ 131,000,000 (One Hundred and Thirty One Million United States Dollars)	16

2. Deposit	17

As security for the correct fulfillment of this Agreement the Buyers shall pay a deposit of 20% (twenty per cent) of the Purchase Price as per Clause 24. This deposit shall be placed with FBB Piraeus – First Business Bank, 62 Notara & Sotiros Dios Str., Piraeus, Greece, Phone: +30 210 41 18 711, Fax: +30 210 41 32 058

18 19 20

and held by them in a joint interest bearing account for the Sellers and the Buyers, to be released in accordance with joint written instructions of the Sellers and the Buyers. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers.

21 22 23 24

3. Payment	25

80% of the said Purchase Price and the monies payable under this Agreement shall be paid in full free of bank charges to Buyer’s account with the Sellers’ nominated bank namely: CREDIT SUISSE, St. Alban-Graben 1-3, Basel, SWIFT: CRESCHZZ40A, with The Bank Of New York, New York, USA, SWIFT: IRVTUS3N, in favour of CAPE BRETON MARINE INC., USD ACCOUNT: 69154222, IBAN: CH9004835069154222000 one day in advance of the designated day of delivery and to be released to Sellers account simultaneously with the signing of the Protocol of Delivery and Acceptance on the date of delivery. When the Vessel is at the place of delivery and ready for delivery in accordance with the terms of this Agreement, the Buyers will take delivery of the Vessel as soon as is reasonably possible following the delivery of the Vessel from the Builder under the Shipbuilding Contract to the Sellers. The 20% deposit will be released in accordance with the joint written instructions of the Sellers and the Buyers to the Sellers nominated account together with the aforesaid balance of the Purchase Price.

26

~~on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.~~

27 28 29

4. Inspections (see clause 18)	30

~~a)*      The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in              on and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement~~.

31 32 33 34

~~b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~	35 36

~~The Sellers shall provide for inspection of the Vessel at/in~~	37

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During this inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

38 39 40 41 42 43 44 45

~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

46 47 48

~~4a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.~~	49 50

5. Notices, time and place of delivery	51

a)        The Sellers shall keep the Buyers well informed of the Vessel’s building schedule and any changes to the expected delivery date. ~~itinerary~~ Notices, time and place of delivery shall be to the extent reasonably possible back-to-back with the Shipbuilding Contract. The Sellers will give 60, 30, 21, 14, 7 days approximate notice of intended delivery and three (3) banking days approximate notice of delivery , thus allowing time to the Buyers to effect the remittance as provided for in clause 3. ~~When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery~~.

52 53 54 55 56

b) The Vessel shall be delivered and taken over by the Buyers safely afloat at a safe and accessible berth or anchorage at or near the Builder’s shipyard, in the Sellers’ option, as	57 58

soon as is reasonably possible following the delivery of the Vessel from the Builder under the Shipbuilding Contract to the Sellers.

~~in the Sellers’ option~~.	59

Expected time of delivery; 31/12/2009	60

Date of canceling shall be : 30/06/2010 (see Clauses 5 c), ~~6 b~~) (iii) and 14):	61

c)        If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the canceling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new canceling date. Upon receipt of such notification the Buyers shall have the option of either canceling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new canceling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new canceling date and shall be substituted for the canceling date stipulated in line 61.

62 63 64 65 66 67 68 69 70 71

If this Agreement is maintained with the new canceling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original canceling date.

72 73 74 75 76

d)        Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter the parties obligations’ under this Agreement shall terminate.

77 78 79

~~6. Drydocking/Divers Inspection~~	~~80~~

~~a)**    The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

~~81 82 83 84 85 86 87~~

~~b)**    (i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.~~

~~88 89 90 91 92 93 94 95~~

~~(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society without condition/recommendation*. In such event the Sellers are to pay also for the cost of~~

~~96 97 98 99 100 101 102 103 104 105~~

~~the underwater inspection and the Classification Society’s attendance.~~	~~106~~

~~(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the canceling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.~~

~~107 108 109 110 111 112 113 114~~

~~c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above~~	~~115~~

~~(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

~~116 117 118 119 120 121 122 123 124 125 126 127~~

~~(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.~~

~~128 129 130 131 132~~

~~(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation* as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.~~

~~133 134 135 136 137~~

~~(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.~~	~~138 139~~

~~(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).~~

~~140 141 142 143 144 145 146 147 148 149~~

~~* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.~~	~~150 151~~

~~** 6a) and 6b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6a) to apply.~~	~~152 153~~

7. Spares/bunkers, etc.	154

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail end shaft(s) and/or spare propeller(s)/propeller blade(s) if any~~,~~ belonging to the Vessel at the time of the delivery by the

155 156 157

Builder under the Shipbuilding Contract  ~~inspection~~ used or unused, whether on board or not shall become the Buyers’ property,  ~~but spares on order are to be excluded~~. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail end shaft(s) and spare propeller(s)/propeller blades(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and navigational and wireless equipment shall be included in the sale without extra payment. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment.

158 159 160 161 162 163 164

~~The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. Captain’s, Officers’ and Crew’s personal belongings including the slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):~~

165 166 167 168 169

Certificates, manuals, instruction books and/or the finished plans given by the Builder to the Sellers in relation to the Vessel to be included in the sale and to be delivered to the Buyers at the shipyard. The Buyers shall take over the remaining bunkers and lubricating oils in ~~sealed~~ drums or designated storage tanks and pay the Sellers’ cost prices including all discounts supported by vouchers/invoices. Lubs at list price less 40%.

~~The Buyers shall take over the remaining bunkers and unusued lubricating oils in storage tanks and sealed drums and pay the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel.~~

170 171 172
Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.	173 174

8. Documentation (see clause 19)	175

~~The place of closing:~~	176

~~In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:~~	177 178

~~a)        Legal Bill of Sale in a form recordable in          (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.~~

179 180 181 182

~~b) Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.~~	183 184

~~c) Confirmation of Class issued within 72 hours prior to delivery.~~	185

~~d) Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.~~	186 187

~~e)        Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 (four) weeks after the Purchase Price has been paid and the Vessel has been delivered.~~

188 189 190 191 192 193

~~f)         Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.~~

194 195 196

~~At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.~~

197 198 199

~~At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as~~ 	200

~~all plans etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. Other technical documentation which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same~~.

201 202 203 204 205 206

9. Encumbrances	207

The Sellers warrant that the Vessel, at the time of delivery, is free from all ~~charters~~, encumbrances, mortgages and maritime liens or any other debts whatsoever. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

208 209 210 211

10. Taxes, etc.	212

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

213 214 215

11. Condition on delivery (see clause 20)	216

~~The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted.~~

217 218 219

~~However, the Vessel shall be delivered with her class maintained without condition/ recommendation*, free of average damage affecting the Vessel’s class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by Class or the relevant authorities at the time of delivery.~~

220 221 222 223 224

~~“Inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.~~

225 226 227

~~* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.~~	228 229

~~12. Name/markings (see clause 7)~~ 	230

~~Upon delivery the Buyers undertake to change the name of the Vessel and after funnel markings.~~	231

13. Buyers’ default	232

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.

233 234 235

Should the Purchase Price or any other payments under this Agreement not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

236 237 238 239

14. Sellers’ default	240

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 or fail to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of canceling this Agreement provided always that the Sellers shall be granted a maximum of 3 banking days after Notice of Readiness has been given to make arrangements for the

241 242 243 244

documentation set out in Clause 19 If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically in every respect ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness has been given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

245 246 247 248 249 250

Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement.

251 252 253 254

~~15. Buyers’ representative (see Clause 21)~~	255

~~After this Agreement has been signed by both parties and the deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense upon arrival at                on or about~~

256 257 258

~~These representatives are on board for the purpose of familiarization and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers’ representatives shall sign the Sellers’ letter of indemnity prior to their embarkation.~~

259 260 261

16. Arbitration	262

a)*      This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London before three arbitrators in accordance with the Arbitration Act 1996 ~~s 1950 and 1979~~ or any statutory modification or re-enactment thereof for the time being in force and the terms of the London Maritime Arbitration Association then in force. One arbitrator being appointed by each party. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days ~~failing which the decision of the single arbitrator appointed shall apply~~. If that party does not appoint its own arbitrator within the fourteen days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of the sole arbitrator shall be binding on both parties as if it had been appointed by agreement. The two arbitrators property appointed shall appoint the third arbitrator who shall act as chairman of the Tribunal.

263 264 265 266 267 268 269 270

~~b)*      This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court.~~

271 272 273 274 275 276
~~The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~	277 278

~~c)* Any dispute arising out of this Agreement shall be referred to arbitration at , subject to the procedures applicable there.  The laws of shall govern this Agreement.~~	279 280 281

~~16a), 16b) and 16c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16a) to apply.~~	~~282 283~~

Rider clauses 17 - 30 attached hereto constitute an integral part of this Agreement.

The Sellers	The Buyers

Appendix to Memorandum of Agreement Code-name SALEFORM 1993- Dated

12th October 2007 – 170,000 DWT Bulk Carrier Hull No. S1025.

Clause 17- Flag and registration

It is the intention of the parties that the Vessel will be delivered to the Buyers as soon as is reasonably possible following delivery of the Vessel to the Sellers by the Builders. Notwithstanding the foregoing, if the Initial Closing has not taken place by the date falling 30 days prior to the anticipated date of delivery of the Vessel by the Builders to the Sellers (and the Master Agreement has not been terminated), then the Sellers may by notice in writing to the Buyers elect to retain ownership of the Vessel and trade the Vessel until such time after the Initial Closing that the Vessel is next free of cargo in a non-USA, non-Australian port. In such case, and notwithstanding any provision of this Agreement to the contrary, the Vessel shall be delivered and taken over by the Buyers safely afloat at such safe and accessible port, anchorage and/or safe and accessible berth always safely afloat at the Sellers’ option  (place of delivery in accordance with Vessel’s trade/charter obligations) and otherwise in accordance with the terms and provisions set out in Schedule “B” with logical amendments.

Until the delivery of the Vessel under the terms of the Shipbuilding Contract the Sellers will continue to supervise the construction and perform their duties and obligations regarding the construction of the Vessel according to the Shipbuilding Contract without interference whatsoever from the Buyers subject to Clause 21 or, subject to Clause 26, without the imposition of any additional duties as a result of this Agreement. For the avoidance of doubt, and subject always to the Buyers’ rights under Clause 18 (b) and 26, the Sellers shall at their sole discretion determine how and when they shall exercise their rights and perform their duties under the Shipbuilding Contract.

Clause 18- Review of the Shipbuilding Contract and the Specifications - Adjustment of Contract Price

(a) The Buyers have reviewed, inspected and accepted the following documents:

- Specification dated July, 12 2007.

- Manufacturer’s list dated July 13, 2007 as finally agreed by the Sellers.

- General Arrangement Plan.

The Sellers shall deliver to the Buyers a copy of the Shipbuilding Contract (with the amount of the purchase price, installments and other financial terms deleted) upon payment by the Buyers of the Deposit in accordance with Clause 2.

The Buyers shall treat all documentation received with respect to the construction of the Vessel as private and confidential and shall not disclose any of it to any third party. The Buyers agree to respect and be bound by the Builder’s rights to these documents in accordance with the terms and conditions of the Shipbuilding Contract.

(b) So long as Sellers’ shall not have accrued the right to terminate the Shipbuilding Contract with due to insufficient speed, excessive fuel consumption or insufficient deadweight of the Vessel any adjustment of the purchase price under the Shipbuilding Contract by way of liquidated damages due thereto to be for Buyers’ account provided that receipt of the benefit of any such adjustment by way of deduction of an equal sum from the purchase price under this Agreement shall be the sole right and remedy of the Buyers who shall have no right to terminate this Agreement and/or to reject the Vessel and/or to claim damages as a result thereof.

Clause 19- Place of closing and documentation

Place of documentary closing: Piraeus at a mutually agreed venue. The delivery of the Vessel and closing may be at different venues, but to be at the same date and time. The procedure of the closing will be mutually agreed between Buyers and Sellers. The Buyers hereby declare and

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confirm that the Vessel will be registered in their name under Bahamas flag subject to CSR arrangements having been concluded.

Subject to Clause 17, at the time of delivery, the Sellers are to supply the Buyers with reasonable documentation as required by the Buyers and their intended flag. The agreed list is to be incorporated into this Agreement as an Addendum.

Clause 20- Condition on delivery.

The Vessel with everything belonging to her shall be delivered and taken over by the Buyers in substantially the same condition as at time of delivery from the Builder.. The Vessel shall be delivered with her class maintained and with her classification certificates clean and without condition/recommendation by Class and free of average damage affecting class at the time of delivery, save that (a) the said certificates may not be in permanent form and that only provisional/interim certificates may be provided by the Sellers to the Buyers on the date of delivery and (b) the classification certificates may have notes which are customarily applicable to newly built Vessels and which do not affect Vessel’s class.

Clause 21- Buyers’ observer

After this Agreement has been signed by both parties and the deposit referred in Clause 2 has been lodged, whichever the later, the Buyers shall have the right to send one representative to join the Sellers’ team of supervisors currently based in Sungdong Shipbuilding & Marine Engineering Co. Ltd, Korea The Buyers’ representative will be a member of the Sellers supervision team and be subordinate to the Sellers’ chief supervisor and shall not act without instructions from the Sellers’ chief supervisor and/or, in general, independently of the team. The Buyers’ representative will have unrestricted access to all areas of the vessel, however, he will be an observer only and will not enter into or participate in any direct or indirect dialogue or correspondence with the Builder, the Class, any sub-contractor, any supplier or their respective personnel, agents, etc. or interfere whatsoever in the supervision by the Sellers. The Buyers’ representative will be permitted to attend Sea Trials as a member of the Sellers’ team.

The Buyers’ representative will appear to the Builder as a supervisor of the Sellers. The Buyers’ representative shall sign the Sellers’ Letter of Indemnity prior to his arrival at the Builder. Prior to delivery of the Vessel a representative of the Buyers’ nominated flag state will be able to attend the sea trials as an observer only and will also sign the Sellers’ letter of Indemnity.

All matters encountered by the Buyers supervisor are to be raised towards the Builder through Sellers supervision team and rectified as far as possible under the shipbuilding contract. Sellers supervision team undertakes to pass on to the Builder all reasonable comments made by Buyers supervisor.

The Buyers’ representatives shall observe the works’ rules and regulations prevailing at the Builder’s and its sub-contractor’s premises. The Buyers’ representatives shall at all times remain the employees or agents and sole responsibility of the Buyers. The Sellers shall not be liable to the Buyers or the Buyers’ representatives for personal injuries, including death, during the time he is on the Vessel, or within the premises of either the Builder or its sub-contractors, or otherwise engaged in and about the construction of the Vessel. The Sellers shall not be liable to the Buyers for damages to, or destruction of property of the Buyers or of any of the Buyers’ representatives. The Sellers shall have the right to request that the Buyers replace a Buyers’ representative should he fail to comply with the terms of this Agreement, in which case the Buyers shall arrange forthwith for his repatriation.

Clause 22- Modifications.

At the date of signing of this Agreement, Sellers shall have made known to Buyers in writing all modifications, alterations and extras made to the Specifications and hereby agree that they will advise Buyers in good time, of any and all future material modifications/alterations/extras for

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Buyer’s consent without increasing the purchase price under this Agreement. Should the same result in a decrease in the purchase price under the Shipbuilding Contract by US$100,000 or more then the Sellers shall request the Buyer’s consent which shall not be unreasonably withheld or delayed.

Clause 23- Familiarization

The Buyers have the right to place up to five (5) crew members at the yard and/or onboard the Vessel no more than one month prior to delivery solely for familiarization only and without interference with the construction and the fitting out in preparation of delivery of the Vessel. This is always subject to the provisions of the Shipbuilding Contract and to the approval and discretion of the Builder.

Clause 24- Deposit

The 20 pct deposit shall be made on the Initial Closing Date as provided in Article II of the Master Agreement.

Clause 25- Warranty Claims

At the time of the delivery of the Vessel under this MOA, the Sellers shall, pursuant to the terms of a separate assignment agreement, (substantially in the form of Schedule “A” hereto) assign to the Buyers, all of their rights against the Builder regarding any guarantee claims (Art. ..... of the Shipbuilding Contract). Sellers will act as agent and/or grant a POA to the Buyers to achieve the same effect at no cost to the Sellers and subject to the Buyers’ providing the Sellers with an indemnity in a form acceptable to the Sellers.

Clause 26- Non Acceptance of Vessel

In case the Sellers anticipate not accepting the Vessel on delivery from the Builder under the Shipbuilding Contract, then they are required to discuss the issues with the Buyers and the Buyers to either accept or reject the Vessel on the terms offered by the Builder within twelve (12) hours from tendering such notice to the Buyer’s or the Buyer’s representative, provided that the Buyers will take delivery of the Vessel from the Sellers under the terms of this Agreement and the rights of the Sellers, including without limitation the purchase price (but subject to Clause 18(b)), will not be affected.

In case that the Seller’s have accrued the right to rescind the Shipbuilding Contract or reject the Vessel under the Shipbuilding Contract and they do not exercise such right, the Buyers shall be entitled to refuse delivery of the Vessel under this Agreement provided Buyers shall have notified Sellers of their intention in accordance with paragraph one of this Clause.

Clause 27- Confidentiality

All negotiation, documentation exchanged and eventual sale to be kept strictly private and confidential between all parties involved as required under the relevant provision of the Master Agreement. However, should despite the efforts of all parties involved details of the sale become known or reported in the market neither the Sellers not the Buyers have the right to withdraw from the sale or fail to fulfill all their obligations under this Agreement.

Clause 28- Previous Negotiations

This Agreement supersedes all prior negotiations, representations, undertakings and agreements on any subject matter of this Agreement.

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Clause 29- Master Agreement

This Agreement is one of the “MOA”s referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith by the Sellers, the Buyers, and others. If there is any inconsistency between the terms and conditions of this Agreement and the terms and conditions of said Master Agreement with respect to the sale and purchase of the Vessel, then the terms and conditions of this Agreement shall prevail.

Notwithstanding the above, the obligations of each party under this MOA are subject to:

(i)	The Initial Closing , as defined in the Master Agreement.
(ii)	The satisfaction or waiver of each of the applicable conditions set forth in Article VIII of the Master Agreement.”

In case the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, this Memorandum of Agreement shall be automatically terminated without responsibility of any of the parties.

Clause 30- MOA Originals

This Agreement has been drawn up and executed in two originals, one of which to be retained by the Buyers and one the Sellers.

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Annex D

MEMORANDUM OF AGREEMENT. Dated: 12/10/2007

 Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase  of ships. Adopted by The Baltic and International Maritime Coucil (BIMCO) in 1956.

Code-name

SALEFORM 1993

 Revised 1966, 1983 and 1986/87.

Pavey Services Ltd. of British Virgin Islands.

hereinafter called the Sellers, have agreed to sell, and

Oceanaut Inc. or its guaranteed nominee	1
hereinafter called the Buyers, have agreed to buy	2
Name: M/V “BREMEN MAX”	3
Classification Society/Class: Buraeu Veritas	4
Built: 5/1993 By: Hyundai Heavy Industries, Ulsan, South Korea.	5
Flag: Isle of Man Place of Registration: Douglas (Isle of Man) UK	6
Call Sign: MGQL2 Grt/Nrt: 39012/ 24407
Register Number: 737473	8
hereinafter called the Vessel, on the following terms and conditions:	9
Definitions	10
“Banking days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 and in the place of closing stipulated in Clause 8.	11
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“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.	13
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“Classification Society” or “Class” means the Society referred to in line 4.	15
1. Purchase Price	16
USD 60,500,000 cash (Sixty Million Five Hundred Thousand United States Dollars) only.
2. Deposit	17

As security for the correct fulfillment of this Agreement the Buyers shall pay a deposit of 20% (twenty per cent) of the Purchase Price as per Clause 17. ~~within 3 (three) banking days from the date of this Agreement by both parties~~. This deposit shall be placed with FBB Piraeus – First Business Bank, 62 Notara & Sotiros Dios Str., Piraeus, Greece, Phone: +30 210 41 18 711, Fax: +30 210 41 32 058 and held by them in a joint account between Sellers and the Buyers “Ref 20% deposit for M/V “BREMEN MAX”, to be released in accordance with joint written instructions of the Sellers and the Buyers. The Buyers to produce all documents required for the opening of the joint account. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers. The expenses for the opening of the joint account and the closing fees to be shared equally between the Sellers and the Buyers.

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3. Payment (See also Clause 17)	25
The said Purchase Price shall be paid in full free of bank charges to Sellers to: CITIBANK INTERNATIONAL PLC., 47 – 49 Akti Miaouli, Piraeus, Greece, SWIFT: CITIGRAA, with CITIBANK N.A., NEW YORK, SWIFT: CITIUS33, ACCOUNT: 10992197 in favour of PAVEY SERVICES LTD, USD ACCOUNT: 0444008008, IBAN: GR4208400020000000444008008 on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.	26

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4. Inspections	30
~~The Buyers have waived their right to inspect the Vessel and her class records~~.
a)* The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in Surabaya, Indonesia on 28-29 August 2007 and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.	31
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b)* ~~The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~	35
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~~The Sellers shall provide for inspection of the Vessel at/in~~	37

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

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~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void~~.	46
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* 4 a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.	49
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5. Notices, time and place of delivery	51

a) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with 30 20,15, 7, 5 and 2 days approximate ~~definite~~ and 24 hours definite notice of the estimated time of arrival at the intended place of ~~drydocking~~/underwater inspection/delivery. When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.	52
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b) The Vessel shall be delivered and taken over cargo free and stowaways free at a safe and accessible port, anchorage, and/or safe and accessible berth always safely afloat at Sellers’ option at a place to be agreed but in any event at a non-USA non – Australian port. Place of delivery in accordance with Vessel’s trade/charter obligation.	57
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Expected time of delivery: To be agreed.	60
Date of canceling: As per Clause 23 ~~(see Clauses 5 c), 6 b) (iii) and 14): 30th September, 2006~~ in Buyers’ option but if vessel is on a sea passage that takes her beyond this date, then vessel will be delivered at the first next port of call but immediately after the original canceling date ~~after 30th September, 2006~~ and therefore canceling date will be extended accordingly.	61

c)        If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the cancelling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new cancelling date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new cancelling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new cancelling date and shall be substituted for the cancelling date stipulated in line 61.

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If this Agreement is maintained with the new cancelling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original cancelling date.	72
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d) Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter this Agreement shall be null and void.	77
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6. Drydocking/Divers Inspection	80
a)** ~~The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~	81
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b)**    (i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.

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(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society without condition/recommendation*. In such event the Sellers are to pay also for the cost of the underwater inspection and the Classification Society’s attendance.

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The Buyers’ Class and the Sellers’ Class shall at all times be the sole arbitrators as to whether underwater damage, if any, imposes condition/recommendation of class. The decision of class as to whether underwater damage, if any, imposes a condition and/or recommendation of class shall be final and binding for both parties. Notice of Readiness not to be tendered prior completion of the underwater inspection.

If damage affecting class found, that does not necessitate immediate docking, Buyers and Sellers authorised representatives to meet to try to agree a compensation amount for Buyers taking over the vessel with such damages, if cannot agree, repair quotes to be obtained from two reputable repair yards nearest to the delivery port, one yard to be chosen by each party, with compensation amount to be the average of the two repair quotes.

(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry- docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the cancelling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.

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c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above	115

(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the

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inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.	123
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(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.	128
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(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation*as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.	133
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(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.

(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).

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* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.	150
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** ~~6 a) and 6 b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6 a) to apply.~~	~~152~~
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7. Spares/bunkers, etc.	154

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel ~~at the time of inspection~~ used or unused, whether on board or not shall become the Buyers’ property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and all navigational and wireless equipment shall be included in the sale without extra payment if they are the property of the Sellers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. Loading Instrument including software together with all items required by the Classification or Flag Administration will remain onboard being included in the sale.

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The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. ~~Captain’s~~, Master’s Officers’ and Crew’s personal belongings including the Master’s slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):	165
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Globe wireless equipment
Unitor ~~equipment including~~ gas bottles

The Buyers to pay extra shall take over the remaining bunkers and for unused lubricating oils in vessel’s designated storage tanks and-or in unbroached/sealed drums, always without having passed through the system recycled, at Sellers last invoiced net purchased prices excluding cost of barging evidenced by original invoices/vouchers for the bunkers and at list price less 40% for the lubs. Two days prior vessel’s delivery ROB luboil quantities as well as the estimated lubs on delivery will be jointly measured and agreed by the Sellers and Buyers representatives. Price to be at list less 40%. Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.

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8. Documentation (See Clause 17)	175
The place of closing: Piraeus, Athens, Greece.	176
~~In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:~~	~~177~~
~~178~~

~~a)        Legal Bill of Sale in a form recordable in                   (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.~~

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~~b) Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.~~	~~183~~
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~~c) Confirmation of Class issued within 72 hours prior to delivery.~~	~~185~~

~~d) Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.~~	~~186~~
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~~e)        Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 (four) weeks after the Purchase Price has been paid and the Vessel has been delivered.~~

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~~f)         Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.~~

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At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.	197
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At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as all Plans/drawings/instructionbooks relative to main engine and auxiliaries/SOPEP/publications as on board, etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. All other technical documentation and plans, etc. ashore which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same.

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9. Encumbrances	207

The Sellers warrant that the Vessel, at the time of delivery, is free from all ~~charters~~, encumbrances, mortgages and/or maritime liens or any other debts and/or claims whatsoever against the Vessel and/or the Sellers. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.	208
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10. Taxes, etc.	212

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.	213
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11. Condition on delivery	216

The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be	217
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delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered with her ~~present~~ Class ~~fully~~ maintained without condition/recommendation*, ~~and~~ free of average damage affecting the Vessel’s Class,and with her ~~All~~  Classification Certificates and her National and International Certificates ~~to be clean~~, as well as all other certificates the Vessel had at the time of inspection, clean, valid and unextended without condition/ recommendation by Class or the relevant Authorities at the time of Delivery.	219
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CSM items to be clean and up to ~~the~~ date at the time of the Vessel’s delivery ~~or as on board without any extensions or outstanding without condition/recommendation* by Class or the relevant authorities at the time of delivery.~~	222
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Certificates of Liferafts, CO2, Fire Extinguishers etc to be clean and valid at the time of delivery. “Inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.	224
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* Notes, if any, in the surveyor’s reports which are accepted by the Classification Society without condition/recommendation are not to be taken into account.	228
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12. Name/markings	230

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings.	231

13. Buyers’ default	232

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.	233
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Should the Purchase Price not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.	236
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14. Sellers’ default	240

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 a) or fail to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of cancelling this Agreement provided always that the Sellers shall be granted a maximum of 3 banking days after Notice of Readiness has been given to make arrangements for the documentation set out in Clause 8. If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

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Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement	251
252
253
254

15. Buyers’ representatives	255

After this Agreement has been signed by both parties and the 20% deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense ~~upon arrival at              on or about~~ at the first convenient port/place. For those vessels that will be delivered on the Closing Date as defined in the Supplemental Agreement, the Buyers shall have the right to place two representatives on board the vessel at their sole risk and expense on the date Oceanaut obtains shareholder approval, or on such earlier date as deemed necessary, so as to ensure reps have a minimum two week familiarization period onboard.

256
257
258

These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the manning of the Vessel/operation of the Vessel and/or crews normal working practice. The Buyers’ representatives shall sign the usual ~~Sellers’~~ P and I Club letter of indemnity prior to their embarkation.	259
260
261

16. Arbitration	262

a)* This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London before three Arbitrators in accordance with the Arbitration Act 1996 or any statutory modification or	263
264
265

re-enactment thereof for the time being in force and the terms of the London Maritime Arbitration Association then in force, one arbitrator being appointed by each party. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days.	266

267
268

If that party does not appoint its own arbitrator within the fourteen days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of the sole arbitrator shall be binding on both parties as if it had been appointed by Agreement. The two arbitrators properly appointed shall appoint the third arbitrator who shall act as chairman of the Tribunal.

269
270

~~b)*      This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court.~~

~~The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~

~~271~~
~~272~~
~~273~~
~~274~~
~~275~~
~~276~~
~~277~~
~~278~~

~~c)* Any dispute arising out of this Agreement shall be referred to arbitration at , subject to the procedures applicable there.~~	~~279~~
~~280~~

~~The laws of shall govern this Agreement.~~	~~281~~

* 16 a), 16 b) and 16 c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16 a) to apply.	282
283

Additional Clauses from 17 to 29 form an integral part of this Memorandum of Agreement

For the Sellers (1) __________________	For the Buyers (1) __________________

Appendix to Memorandum of Agreement Code-name SALEFORM 1993-Dated

12th October 2007 – M/V “BREMEN MAX”

CLAUSE 17

The 20 pct deposit shall be made on the Initial Closing Date as defined in Clause 2.4(b) of the Master Agreement referred to in Clause 29 hereof. The 20 pct deposit and balance of 80 pct together with extra payment for luboils and or bunkers, to be paid on day of delivery at Sellers’ nominated bank against delivery documents reasonably needed by Buyers to acquire legal ownership and register the vessel under her new flag. Such documents to be mutually agreed and listed in an Addendum to the Memorandum of Agreement. but shall include, without limitation, the closing deliveries as required by Clause 2.2 and 2.4 of the Master Agreement as well as each party’s respective officer certificate dated the Initial Closing Date setting forth names and signatures of signatories to MOA and other related documents as well certifying and attaching charter documents of such party in effect as of the date of the Initial Closing Date and duly executed shareholder and director resolutions approving the entry into the Master Agreement referred to in Clause 29 hereof, this MOA, other related documents and the transactions contemplated hereby and thereby. Signing of the Addendum shall not delay signing of MoA and lodging of the deposit.

CLAUSE 18

Sellers to confirm in writing on delivery that to the best of their knowledge the vessel:

–      is not blacklisted by any Arab countries / nations or any other countries or organizations;

–      has not touched bottom since her last dry docking.

CLAUSE 19

Vessel to be delivered with balance of her present Time Charter attached to Bunge the rate and terms and conditions as per relevant Charter Party dated_________ Total commission under the Time Charter Party is 5 pct.

Tripartite Novation Agreement (substantially in the form of Schedule “A” hereto) to be duly executed by Sellers, Buyers and Time Charterers. Sellers shall use their reasonable commercial endeavours to obtain the execution of such Novation Agreement by the Time Charterers, failing which Sellers to assign the benefit of the Time Charter to Buyers at the time of delivery of the Vessel under this Agreement provided that if the Charter Party does not include an option in favour of the Sellers to sell the Vessel, Seller’s shall have obtained Charterers written consent to the change of ownership and management of the Vessel. Sellers shall indemnify and keep indemnified Buyers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to time of delivery of the Vessel under this Agreement. Buyers shall indemnify and keep indemnified the Sellers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party from time of delivery of the Vessel under this Agreement.

1

CLAUSE 20

All negotiation and eventual sale to be kept strictly private and confidential between all parties involved except where required by Statutory or U.S. Stock listed requirements. However should despite the efforts of all parties involved details of the sale become known or reported in the market neither the Sellers not the Buyers have the right to withdraw from the sale or fail to fulfill all their obligations under this Agreement.

This Memorandum of Agreement is drawn up in two originals with even tenor and date. One original shall be retained by the Sellers and one original shall be retained by the Buyers.

CLAUSE 21

Vessel to be delivered with holds swept, clean and dry on completion of last voyage, prior delivery.

CLAUSE 22

Sellers to confirm that vessel has not traded during the last two (2) years in CIS Pacific Countries, but if traded, then, a valid Phytosanitary Certificate to be presented.

CLAUSE 23

Canceling date to be sixty (60) days after Initial Closing Date.

CLAUSE 24

Seller has good and marketable title to, is the exclusive legal and equitable owner of, and has the unrestricted power and right to sell, assign and deliver the Vessel.

CLAUSE 25

Each party hereto is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to enter into this MOA and the transactions contemplated hereby. Each party hereto is duly qualified to conduct business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (as defined in the Master Agreement).

CLAUSE 26

Each party hereto has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this MOA and otherwise to carry out its obligations hereunder. The execution and delivery of this MOA and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. No other corporate or other action or proceeding on the part of either party hereto is necessary to authorize this MOA or the consummation of the transactions contemplated hereby. This MOA has been

2

duly executed by each party hereto and, when delivered, will constitute the valid and binding obligation of each such party, enforceable against each such party in accordance with its terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

CLAUSE 27

The execution, delivery and performance of this MOA by each party hereto and the consummation by such party of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its respective charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract to which such party is a party thereto or by which any property or asset of such party is bound or affected, (iii) result in a violation of any law, rule, statute or regulation to which such party is subject or (iv) result in any violation of any order, judgment, injunction, decree or other restriction of any governmental authority to which such party is subject, or by which any property or asset of such party is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (as defined in the Master Agreement).

CLAUSE 28

Neither party is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any governmental authority or other person or entity in connection with the execution, delivery and performance by such party of this MOA, other than those that have been made or obtained by such party prior to the date of this MOA.

CLAUSE 29

This Agreement is one of the “MOA”s referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith by the Sellers, the Buyers, and others. If there is any inconsistency between the terms and conditions of this Agreement and the terms and conditions of said Master Agreement with respect to the sale and purchase of the Vessel, then the terms and conditions of this Agreement shall prevail.

Notwithstanding the above, the obligations of each party under this MOA are subject to:

(i)	The Initial Closing as defined in the Master Agreement.
(ii)	The satisfaction or waiver of each of the applicable conditions set forth in Article VIII of the Master Agreement.”

In case the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, this Memorandum of Agreement shall be automatically terminated without responsibility of any of the parties.

3

Schedule A

To Memorandum of Agreement Code-name SALEFORM 1993- Dated

12th October 2007 – M/V “BREMEN MAX”

FORM OF NOVATION AGREEMENT.

THIS NOVATION AGREEMENT is made on [ ]

BETWEEN

(a)	[ ] (the “Sellers”) of [ ];
(b)	[ ] (the “Buyers”) of the [ ]; and
(c)	[ ] (the “Charterers”) of [ ].

WHEREAS

(a)

By a charter party dated [  ] [as amended by [  ] dated [     ], together] the “Charter Party”) on the [     ] form made between the Sellers as owners and the Charterers as charterers, the Sellers chartered their m.v. “[  ]” (the “Vessel”) to the Charterers for an original period of [               ].

(b)

By a memorandum of agreement (as amended from time to time, the “MOA”) dated [  ] made between the Sellers and the Buyers, the Sellers agreed to sell and transfer title to the Vessel to the Buyers and the Buyers agreed to purchase the Vessel from the Sellers.

IT IS HEREBY AGREED by and between the parties hereto as follows:-

1.	The Charterers hereby approve the change of ownership of the Vessel pursuant to the MOA.
2.

With effect from the date and time of delivery (the “Delivery Date”) of the Vessel to the Buyers under the MOA, as evidenced by a protocol of physical delivery of the Vessel executed by the Sellers and the Buyers to be provided to the Charterers by fax (fax no. +[                ], attention: [         ]), the Buyers shall be substituted for the Sellers as Owners (as that term is defined in the Charter Party) under the terms of the Charter Party which shall (subject to the provisions of Clause 3 hereof) thereafter be construed and treated in all respects as if the Buyers were named in the place of the Sellers as a party to the Charter Party.

3.	Save as is otherwise provided for in this agreement, with effect from the Delivery Date:
(a)	the Sellers shall be released by the Charterers from their obligations under the Charter Party;
(b)	the Buyers shall assume the obligations of the Owners to be performed with effect from the Delivery Date, which obligations the Sellers would

4

otherwise have had under the Charter Party but for the release of the Sellers at paragraph 3(a), and the Buyers agree to be bound by all the provisions of the Charter Party as from the Delivery Date;

(c)

the Buyers shall indemnify and keep indemnified the Sellers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party commencing on the Delivery Date; and

(d)

the Sellers shall have no liability to the Charterers with respect to claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party commencing on the Delivery Date.

4.

Notwithstanding anything contained herein to the contrary, the Sellers and the Charterers shall not be released from any obligations or liabilities under the Charter Party which either of them has or may have towards the other in respect of any claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to the Delivery Date (and their respective rights under the Charter Party in relation thereto shall remain unaffected by this Agreement), and the Sellers shall indemnify and keep indemnified the Buyers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to the Delivery Date, and the Charterers shall have no claims, recourse, rights or remedies against the Buyers and/or the Vessel in respect thereof, the Charterers’ sole recourse to be against the Sellers. The Buyers shall have no liability to the Charterers with respect to claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party prior to the Delivery Date.

5.

The Sellers will on the Delivery Date pay to the Buyers an amount estimated to be equal to any advance charter hire paid to the Sellers by the Charterers in respect of any period of the Charter Party after the Delivery Date. The parties agree that the exact amount is to be finalized as soon as possible after the Delivery Date. Payment of all other hire under Clause [    ] of the Charter Party shall be made as follows:

(a)	hire shall be paid to the Sellers with respect to the period of the Charter Party up to and including the Delivery Date;
(b)	hire shall be paid to the Buyers with respect to the period of the Charter Party from the Delivery Date to the account of the Buyers provided at Clause 6 hereof.
6.	The account of the Buyers to which the Sellers or the Charterers, as the case may be, will pay hire in accordance with Clause 5 hereof is as follows:

[  ]

7.

The Vessel will be renamed m.v. “[  ]” following the Delivery Date and will fly the [  ] flag, and the parties agree and accept with effect from the Delivery Date that the Charter Party be and is amended to reflect the following:

5

Owners’ P&I Club: [  ]

Hull and Machinery Value: US$[ ]
Class of Vessel: [ ].
8.

The Buyer recognizes the right of the Charterer under Clause [    ] of the Charter Party to add any off-hire period to the time charter period (which has not already been added thereto) - being a total of [    ] days up to and including, regardless of whether the relevant off-hire event occurred prior to or following the Delivery Date.

9.

The Sellers and the Charterers shall execute and do all such assurances, acts, deeds, matters and things as the Buyers may reasonably require from time to time for the purpose of perfecting the transfer of rights and obligations intended to be effected by this agreement.

10.	No provision of this agreement may be amended, changed, waived, discharged or terminated, except in writing signed by each of the parties hereto.
11.	If any provision of this agreement is or subsequently becomes void, unenforceable or illegal, that shall not affect the validity, enforceability or legality of the other provisions of this agreement.
12.

This agreement shall also be governed by and construed in accordance with English law and Clause [        ] of the Charter Party shall apply to this Agreement as if set out herein in full with logical amendments so that any of the parties to this Agreement may commence proceedings against, or have proceedings commenced against them by, any of the other parties to this Agreement.

13.	Save for the amendments and supplements thereto introduced by this Agreement, the Charter Party shall remain in full force and effect.

IN WITNESS WHEREOF the duly authorised representatives of the parties hereto have executed this Agreement, and the same has been delivered and rendered effective, the day and year first hereinbefore written.

SIGNED by	)
for and on behalf of	)
[ ]	)

SIGNED by	)
for and on behalf of	)
[ ]	)

SIGNED by	)
for and on behalf of	)
[ ]	)

6

Annex E

MEMORANDUM OF AGREEMENT

 Norwegian Shipbrokers’ Association’s Memorandum
 of Agreement for sale and purchase of
 ships. Adopted by The Baltic and International
 Maritime Council (BIMCO) in 1956.
                                    Code-name
         SALEFORM 1993
 Revised 1966, 1983 and 1986/87.

Shoreline Universal Limited of British Virgin Islands.

hereinafter called the Sellers, have agreed to sell, and

Oceanaut Inc. or its guaranteed nominee	1
hereinafter called the Buyers, have agreed to buy	2
Name: M/V “HAMBURG MAX”	3
Classification Society/Class: Buraeu Veritas	4

Built: 2/1994	By: Hyundai Heavy Industries, Ulsan, South Korea.	5
Flag: Isle of Man	Place of Registration: Douglas (Isle of Man) UK	6
Call Sign: MGQP5	Grt/Nrt: 39012/ 24407	7
Register Number:	737470	8

hereinafter called the Vessel, on the following terms and conditions:	9

Definitions	10

“Banking days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 and in the place of closing stipulated in Clause 8.	11 12
“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.	13 14

“Classification Society” or “Class” means the Society referred to in line 4.	15

1. Purchase Price	16

USD 63,500,000 cash (Sixty Three Million Five Hundred Thousand United States Dollars) only.

2. Deposit	17

As security for the correct fulfillment of this Agreement the Buyers shall pay a deposit of 20% (twenty per cent) of the Purchase Price as per Clause 17. ~~within 3 (three) banking days from the date of this Agreement by both parties~~. This deposit shall be placed with FBB Piraeus – First Business Bank, 62 Notara & Sotiros Dios Str., Piraeus, Greece, Phone: +30 210 41 18 711, Fax: +30 210 41 32 058 and held by them in a joint account between Sellers and the Buyers “ Ref 20% deposit for M/V “HAMBURG MAX”, to be released in accordance with joint written instructions of the Sellers and the Buyers. The Buyers to produce all documents required for the opening of the joint account. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers. The expenses for the opening of the joint account and the closing fees to be shared equally between the Sellers and the Buyers

18 19 20 21 22 23 24
3. Payment (See also Clause 17)	25

The said Purchase Price shall be paid in full free of bank charges to Sellers to: CITIBANK INTERNATIONAL PLC, 47 – 49 Akti Miaouli, Piraeus, Greece, SWIFT: CITIGRAA with CITIBANK N.A., NEW YORK, SWIFT: CITIUS33, ACCOUNT: 10992197, in favour of SHORELINE UNIVERSAL LIMITED USD ACCOUNT: 0444012005, IBAN: GR8408400020000000444012005, on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.	26
27
28
29

4.	Inspections	30
~~The Buyers have waived their right to inspect the Vessel and her class records~~.
a)*	The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in Rotterdam, Netherlands on 3 – 4 September 2007 and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.	31
		32
		33
		34

b)*	~~The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~	35
		36

	~~The Sellers shall provide for inspection of the Vessel at/in~~	37

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred~~. ~~The Buyers shall inspect the Vessel without opening up and without cost to the Sellers.  During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement~~, ~~provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void~~.

		38
		39
		40
		41
		42
		43
		44
		45
		46
		47
		48
*	4 a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.	49
		50
5.	Notices, time and place of delivery	51
a)	The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with 30 20,15, 7, 5 and 2 days approximate ~~definite~~ and 24 hours definite notice of the estimated time of arrival at the intended place of ~~drydocking~~/underwater inspection/delivery. When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.	52
		53
		54
		55
		56

b)	The Vessel shall be delivered and taken over cargo free and stowaways free at a safe and accessible port, anchorage, and/or safe and accessible berth always safely afloat at Sellers’ option at a place to be agreed but in any event at a non-USA non- Australian port. Place of delivery in accordance with Vessel’s trade/charter obligation.	57
		58
		59

	Expected time of delivery: To be agreed.	60
	Date of canceling: As per Clause 23 ~~(see Clauses 5 c), 6 b) (iii) and 14): 30th September, 2006~~ in Buyers’ option but if vessel is on a sea passage that takes her beyond this date, then vessel will be delivered at the first next port of call but immediately after the original canceling date ~~after 30th September, 2006~~ and therefore canceling date will be extended accordingly.	61

c)

If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the cancelling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new cancelling date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new cancelling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new cancelling date and shall be substituted for the cancelling date stipulated in line 61.

62
63
64
65
66
67
68
69
70
71
	If this Agreement is maintained with the new cancelling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original cancelling date.	72
73
74
75
76

d)        Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter this Agreement shall be null and void.

77 78 79

6. Drydocking/Divers Inspection	80

a)**    ~~The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

81 82 83 84 85 86 87

b)**    (i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.

88 89 90 91 92 93 94 95

(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society without condition/recommendation*. In such event the Sellers are to pay also for the cost of the underwater inspection and the Classification Society’s attendance.

96 97 98 99 100 101 102 103 104 105 106

The Buyers’ Class and the Sellers’ Class shall at all times be the sole arbitrators as to whether underwater damage, if any, imposes condition/recommendation of class. The decision of class as to whether underwater damage, if any, imposes a condition and/or recommendation of class shall be final and binding for both parties. Notice of Readiness not to be tendered prior completion of the underwater inspection.

If damage affecting class found, that does not necessitate immediate docking, Buyers and Sellers authorised representatives to meet to try to agree a compensation amount for Buyers taking over the vessel with such damages, if cannot agree, repair quotes to be obtained from two reputable repair yards nearest to the delivery port, one yard to be chosen by each party, with compensation amount to be the average of the two repair quotes.

(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry- docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the cancelling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.

107 108 109 110 111 112 113 114

c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above	115

(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the

116 117 118 119 120 121 122

inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.

123 124 125 126 127

(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.

128 129 130 131 132

(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation* as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.

133 134 135 136 137

(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.

(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).

138 139 140 141 142 143 144 145 146 147 148 149
* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.	150 151
** ~~6 a) and 6 b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6 a) to apply.~~	~~152 153~~

7. Spares/bunkers, etc.	154

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel ~~at the time of inspection~~ used or unused, whether on board or not shall become the Buyers’ property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and all navigational and wireless equipment shall be included in the sale without extra payment if they are the property of the Sellers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. Loading Instrument including software together with all items required by the Classification or Flag Administration will remain onboard being included in the sale.

155 156 157 158 159 160 161 162 163 164

The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. ~~Captain’s~~, Master’s Officers’ and Crew’s personal belongings including the Master’s slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):

165 166 167 168 169

Globe wireless equipment Unitor ~~equipment including~~ gas bottles The Buyers to pay extra shall take over the remaining bunkers and for unused lubricating oils in vessel’s designated storage tanks and-or in unbroached/sealed drums, always without having passed through the system recycled, at Sellers last invoiced net purchased prices excluding cost of barging evidenced by original invoices/vouchers for the bunkers and at list price less 40% for the lubs. Two days prior vessel’s delivery ROB luboil quantities as well as the estimated lubs on delivery will be jointly measured and agreed by the Sellers and Buyers representatives. Price to be at list less 40%. Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.

170 171 172

8. Documentation (See Clause 17)	175
The place of closing: Piraeus, Athens, Greece.	176
~~In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:~~	~~177 178~~

~~a)        Legal Bill of Sale in a form recordable in          (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.~~

~~179 180 181 182~~
~~b) Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.~~	~~183 184~~
~~c) Confirmation of Class issued within 72 hours prior to delivery.~~	~~185~~
~~d) Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.~~	~~186 187~~

~~e)        Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 (four) weeks after the Purchase Price has been paid and the Vessel has been delivered.~~

~~188 189 190 191 192 193~~

~~f)         Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.~~

~~194 195 196~~

At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.

197 198 199

At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as all Plans/drawings/instructionbooks relative to main engine and auxiliaries/SOPEP/publications as on board, etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. All other technical documentation and plans, etc. ashore which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same.

200 201 202 203 204 205 206
9. Encumbrances	207

The Sellers warrant that the Vessel, at the time of delivery, is free from all ~~charters~~, encumbrances, mortgages and/or maritime liens or any other debts and/or claims whatsoever against the Vessel and/or the Sellers. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

208 209 210 211

10. Taxes, etc.	212

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

213 214 215

11. Condition on delivery	216
The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be	217 218

delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered with her ~~present~~ Class ~~fully~~ maintained without condition/recommendation*, ~~and~~ free of average damage affecting the Vessel’s Class,and with her ~~All~~  Classification Certificates and her National and International Certificates ~~to be clean~~, as well as all other certificates the Vessel had at the time of inspection, clean, valid and unextended without condition/ recommendation by Class or the relevant Authorities at the time of Delivery.

219 220 221

CSM items to be clean and up to ~~the~~ date at the time of the Vessel’s delivery ~~or as on board without any extensions or outstanding without condition/recommendation* by Class or the relevant authorities at the time of delivery~~.

222 ~~223~~

Certificates of Liferafts, CO2, Fire Extinguishers etc to be clean and valid at the time of delivery. “Inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

224 225 226 227
* Notes, if any, in the surveyor’s reports which are accepted by the Classification Society without condition/recommendation are not to be taken into account.	228 229

12. Name/markings	230

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings.	231

13. Buyers’ default	232

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.

Should the Purchase Price not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

233 234 235 236 237 238 239
14. Sellers’ default	240

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 a) or fail to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of cancelling this Agreement provided always that the Sellers shall be granted a maximum of 3 banking days after Notice of Readiness has been given to make arrangements for the documentation set out in Clause 8. If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

241 242 243 244 245 246 247 248 249 250

Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement

251 252 253 254

15. Buyers’ representatives	255

After this Agreement has been signed by both parties and the 20% deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense ~~upon arrival at on or about~~ at the first convenient port/place. For those vessels that will be delivered on the Closing Date as defined in the Supplemental Agreement, the Buyers shall have the right to place two representatives on board the vessel at their sole risk and expense on the date Oceanaut obtains shareholder approval, or on such earlier date as deemed necessary, so as to ensure reps have a minimum two week familiarization period onboard.

These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the manning of the Vessel/operation of the Vessel and/or crews normal working practice. The Buyers’ representatives shall sign the usual ~~Sellers’~~ P and I Club letter of indemnity prior to their embarkation.

256 257 258 259 260 261
16. Arbitration	262

a)*      This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London before three arbitrators in accordance with the Arbitration Act 1996 or any statutory modification or

263 264 265

re-enactment thereof for the time being in force and the terms of the London Maritime Arbitration Association then in force, one arbitrator being appointed by each party. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days.

If that party does not appoint its own arbitrator within the fourteen days specified, the party referring a dispute to arbitration may, without the requirement of nay further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of the sole arbitrator shall be binding on both parties as if it had been appointed by Agreement. The two arbitrators properly appointed shall appoint the third arbitrator who shall act as chairman of the Tribunal.

266 267 268 269 270

~~b)*      This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~

~~271 272 273 274 275 276 277 278~~
~~c)* Any dispute arising out of this Agreement shall be referred to arbitration at , subject to the procedures applicable there.~~	~~279 280~~
~~The laws of shall govern this Agreement.~~	~~281~~
* 16 a), 16 b) and 16 c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16 a) to apply.	282 283

Additional Clauses from 17 to 29 form an integral part of this Memorandum of Agreement

For the Sellers (1)	For the Buyers (1)

Appendix to Memorandum of Agreement Code-name SALEFORM 1993-Dated

12th October 2007 – M/V “HAMBURG MAX”

CLAUSE 17

The 20 pct deposit shall be made on the Initial Closing Date as defined in Clause 2.4(b) of the Master Agreement referred to in Clause 29 hereof. The 20 pct deposit and balance of 80 pct together with extra payment for luboils and or bunkers, to be paid on day of delivery at Sellers’ nominated bank against delivery documents reasonably needed by Buyers to acquire legal ownership and register the vessel under her new flag. Such documents to be mutually agreed and listed in an Addendum to the Memorandum of Agreement. but shall include, without limitation, the closing deliveries as required by Clause 2.2 and 2.4 of the Master Agreement as well as each party’s respective officer certificate dated the Initial Closing Date setting forth names and signatures of signatories to MOA and other related documents as well certifying and attaching charter documents of such party in effect as of the date of the Initial Closing Date and duly executed shareholder and director resolutions approving the entry into the Master Agreement referred to in Clause 29 hereof, this MOA, other related documents and the transactions contemplated hereby and thereby. Signing of the Addendum shall not delay signing of MoA and lodging of the deposit.

CLAUSE 18

Sellers to confirm in writing on delivery that to the best of their knowledge the vessel:

-	is not blacklisted by any Arab countries / nations or any other countries or organizations;
-	has not touched bottom since her last dry docking.

CLAUSE 19

Vessel to be delivered with balance of her present Time Charter attached to Bunge the rate and terms and conditions as per relevant Charter Party dated_________ Total commission under the Time Charter Party is 5 pct.

Tripartite Novation Agreement (substantially in the form of Schedule “A” hereto) to be duly executed by Sellers, Buyers and Time Charterers. Sellers shall use their reasonable commercial endeavours to obtain the execution of such Novation Agreement by the Time Charterers, failing which Sellers to assign the benefit of the Time Charter to Buyers at the time of delivery of the Vessel under this Agreement provided that if the Charter Party does not include an option in favour of the Sellers to sell the Vessel, Seller’s shall have obtained Charterers written consent to the change of ownership and management of the Vessel. Sellers shall indemnify and keep indemnified Buyers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to time of delivery of the Vessel under this Agreement. Buyers shall indemnify and keep indemnified the Sellers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party from time of delivery of the Vessel under this Agreement.

1

CLAUSE 20

All negotiation and eventual sale to be kept strictly private and confidential between all parties involved except where required by Statutory or U.S. Stock listed requirements. However should despite the efforts of all parties involved details of the sale become known or reported in the market neither the Sellers not the Buyers have the right to withdraw from the sale or fail to fulfill all their obligations under this Agreement.

This Memorandum of Agreement is drawn up in two originals with even tenor and date. One original shall be retained by the Sellers and one original shall be retained by the Buyers.

CLAUSE 21

Vessel to be delivered with holds swept, clean and dry on completion of last voyage, prior delivery.

CLAUSE 22

Sellers to confirm that vessel has not traded during the last two (2) years in CIS Pacific Countries, but if traded, then, a valid Phytosanitary Certificate to be presented.

CLAUSE 23

Canceling date to be sixty (60) days after Initial Closing Date.

CLAUSE 24

Seller has good and marketable title to, is the exclusive legal and equitable owner of, and has the unrestricted power and right to sell, assign and deliver the Vessel.

CLAUSE 25

Each party hereto is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to enter into this MOA and the transactions contemplated hereby. Each party hereto is duly qualified to conduct business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (as defined in the Master Agreement).

CLAUSE 26

Each party hereto has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this MOA and otherwise to carry out its obligations hereunder. The execution and delivery of this MOA and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. No other corporate or other action or proceeding on the part of either party hereto is necessary to authorize this MOA or the consummation of the transactions contemplated hereby. This MOA has been

2

duly executed by each party hereto and, when delivered, will constitute the valid and binding obligation of each such party, enforceable against each such party in accordance with its terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

CLAUSE 27

The execution, delivery and performance of this MOA by each party hereto and the consummation by such party of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its respective charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract to which such party is a party thereto or by which any property or asset of such party is bound or affected, (iii) result in a violation of any law, rule, statute or regulation to which such party is subject or (iv) result in any violation of any order, judgment, injunction, decree or other restriction of any governmental authority to which such party is subject, or by which any property or asset of such party is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (as defined in the Master Agreement).

CLAUSE 28

Neither party is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any governmental authority or other person or entity in connection with the execution, delivery and performance by such party of this MOA, other than those that have been made or obtained by such party prior to the date of this MOA.

CLAUSE 29

This Agreement is one of the “MOA”s referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith by the Sellers, the Buyers, and others. If there is any inconsistency between the terms and conditions of this Agreement and the terms and conditions of said Master Agreement with respect to the sale and purchase of the Vessel, then the terms and conditions of this Agreement shall prevail.

Notwithstanding the above, the obligations of each party under this MOA are subject to:

(i)	The Initial Closing as defined in the Master Agreement.
(ii)	The satisfaction or waiver of each of the applicable conditions set forth in Article VIII of the Master Agreement.”

In case the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, this Memorandum of Agreement shall be automatically terminated without responsibility of any of the parties.

3

Schedule A

To Memorandum of Agreement Code-name SALEFORM 1993- Dated

12th October 2007 – M/V “HAMBURG MAX”

FORM OF NOVATION AGREEMENT

THIS NOVATION AGREEMENT is made on [ ]

BETWEEN

(a)	[ ] (the “Sellers”) of [ ];
(b)	[ ] (the “Buyers”) of the [ ]; and
(c)	[ ] (the “Charterers”) of [ ].

WHEREAS

(a)

By a charter party dated [  ] [as amended by [  ] dated [     ], together] the “Charter Party”) on the [     ] form made between the Sellers as owners and the Charterers as charterers, the Sellers chartered their m.v. “[  ]” (the “Vessel”) to the Charterers for an original period of [              ].

(b)

By a memorandum of agreement (as amended from time to time, the “MOA”) dated [  ] made between the Sellers and the Buyers, the Sellers agreed to sell and transfer title to the Vessel to the Buyers and the Buyers agreed to purchase the Vessel from the Sellers.

IT IS HEREBY AGREED by and between the parties hereto as follows:-

1.	The Charterers hereby approve the change of ownership of the Vessel pursuant to the MOA.
2.

With effect from the date and time of delivery (the “Delivery Date”) of the Vessel to the Buyers under the MOA, as evidenced by a protocol of physical delivery of the Vessel executed by the Sellers and the Buyers to be provided to the Charterers by fax (fax no. +[             ], attention: [             ]), the Buyers shall be substituted for the Sellers as Owners (as that term is defined in the Charter Party) under the terms of the Charter Party which shall (subject to the provisions of Clause 3 hereof) thereafter be construed and treated in all respects as if the Buyers were named in the place of the Sellers as a party to the Charter Party.

3.	Save as is otherwise provided for in this agreement, with effect from the Delivery Date:
(a)	the Sellers shall be released by the Charterers from their obligations under the Charter Party;
(b)

the Buyers shall assume the obligations of the Owners to be performed with effect from the Delivery Date, which obligations the Sellers would otherwise have had under the Charter Party but for the release of the

4

Sellers at paragraph 3(a), and the Buyers agree to be bound by all the provisions of the Charter Party as from the Delivery Date;

(c)

the Buyers shall indemnify and keep indemnified the Sellers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party commencing on the Delivery Date; and

(d)

the Sellers shall have no liability to the Charterers with respect to claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party commencing on the Delivery Date.

4.

Notwithstanding anything contained herein to the contrary, the Sellers and the Charterers shall not be released from any obligations or liabilities under the Charter Party which either of them has or may have towards the other in respect of any claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to the Delivery Date (and their respective rights under the Charter Party in relation thereto shall remain unaffected by this Agreement), and the Sellers shall indemnify and keep indemnified the Buyers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to the Delivery Date, and the Charterers shall have no claims, recourse, rights or remedies against the Buyers and/or the Vessel in respect thereof, the Charterers’ sole recourse to be against the Sellers. The Buyers shall have no liability to the Charterers with respect to claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party prior to the Delivery Date.

5.

The Sellers will on the Delivery Date pay to the Buyers an amount estimated to be equal to any advance charter hire paid to the Sellers by the Charterers in respect of any period of the Charter Party after the Delivery Date. The parties agree that the exact amount is to be finalized as soon as possible after the Delivery Date. Payment of all other hire under Clause [  ] of the Charter Party shall be made as follows:

(a)	hire shall be paid to the Sellers with respect to the period of the Charter Party up to and including the Delivery Date;
(b)	hire shall be paid to the Buyers with respect to the period of the Charter Party from the Delivery Date to the account of the Buyers provided at Clause 6 hereof.
6.	The account of the Buyers to which the Sellers or the Charterers, as the case may be, will pay hire in accordance with Clause 5 hereof is as follows:

[  ]

7.

The Vessel will be renamed m.v. “[  ]” following the Delivery Date and will fly the [  ] flag, and the parties agree and accept with effect from the Delivery Date that the Charter Party be and is amended to reflect the following:

5

Owners’ P&I Club: [  ]

Hull and Machinery Value: US$[ ]
Class of Vessel: [ ].
8.

The Buyer recognizes the right of the Charterer under Clause [     ] of the Charter Party to add any off-hire period to the time charter period (which has not already been added thereto) - being a total of [     ] days up to and including, regardless of whether the relevant off-hire event occurred prior to or following the Delivery Date.

9.

The Sellers and the Charterers shall execute and do all such assurances, acts, deeds, matters and things as the Buyers may reasonably require from time to time for the purpose of perfecting the transfer of rights and obligations intended to be effected by this agreement.

10.	No provision of this agreement may be amended, changed, waived, discharged or terminated, except in writing signed by each of the parties hereto.
11.	If any provision of this agreement is or subsequently becomes void, unenforceable or illegal, that shall not affect the validity, enforceability or legality of the other provisions of this agreement.
12.

This agreement shall also be governed by and construed in accordance with English law and Clause [          ] of the Charter Party shall apply to this Agreement as if set out herein in full with logical amendments so that any of the parties to this Agreement may commence proceedings against, or have proceedings commenced against them by, any of the other parties to this Agreement.

13.	Save for the amendments and supplements thereto introduced by this Agreement, the Charter Party shall remain in full force and effect.

IN WITNESS WHEREOF the duly authorised representatives of the parties hereto have executed this Agreement, and the same has been delivered and rendered effective, the day and year first hereinbefore written.

SIGNED by	)
for and on behalf of	)
[ ]	)

SIGNED by	)
for and on behalf of	)
[ ]	)

SIGNED by	)
for and on behalf of	)
[ ]	)

6

Annex F

MEMORANDUM OF AGREEMENT

Norwegian Shipbrokers’ Association’s Memorandum
of Agreement for sale and purchase of
ships. Adopted by The Baltic and International
Maritime Council (BIMCO) in 1956.
                                    Code-name
         SALEFORM 1993
Revised 1966, 1983 and 1986/87.

Dated: 12/10/2007

Spelman International Corp. of British Virgin Islands.

hereinafter called the Sellers, have agreed to sell, and	1

Oceanaut Inc. or its guaranteed nominee
hereinafter called the Buyers, have agreed to buy	2

Name: M/V “MIDEN MAX”	3

Classification Society/Class: Buraeu Veritas	4

Built: 7/1993 By: Hyundai Heavy Industries, Ulsan, South Korea.	5

Flag: Isle of Man Place of Registration: Douglas (Isle of Man) UK	6

Call Sign: MGQP2 Grt/Nrt: 39012/ 24407

Register Number: 737477	8

hereinafter called the Vessel, on the following terms and conditions:	9

Definitions	10

“Banking days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 and in the place of closing stipulated in Clause 8.	11
12

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.	13
14

“Classification Society” or “Class” means the Society referred to in line 4.	15

1. Purchase Price	16
USD 61,000,000 cash (Sixty One Million United States Dollars) only.

2. Deposit	17

As security for the correct fulfillment of this Agreement the Buyers shall pay a deposit of 20% (twenty per cent) of the Purchase Price as per Clause 17. ~~within 3 (three) banking days from the date of this Agreement by both parties~~. This deposit shall be placed with FBB Piraeus – First Business Bank, 62 Notara & Sotiros Dios Str., Piraeus, Greece, Phone: +30 210 41 18 711, Fax: +30 210 41 32 058 and held by them in a joint account between Sellers and the Buyers “ Ref 20% deposit for M/V “MIDEN MAX”, to be released

18 19 20 21

in accordance with joint written instructions of the Sellers and the Buyers. The Buyers to produce all documents required for the opening of the joint account. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers. The expenses for the opening of the joint account and the closing fees to be shared equally between the Sellers and the Buyers

22
23

24

3. Payment (See also Clause 17)	25
The said Purchase Price shall be paid in full free of bank charges to Sellers to:CITIBANK INTERNATIONAL 26PLC., 47 – 49 Akti Miaouli, Piraeus, Greece, SWIFT: CITIGRAA, with CITIBANK N.A., NEW YORK, SWIFT: CITIUS33, ACCOUNT: 10992197, in favour of SPELMAN INTERNATIONAL CORP., USD ACCOUNT: 0444011009, IBAN: GR1008400020000000444011009	26

on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.

27 28 29

4. Inspections	30

~~The Buyers have waived their right to inspect the Vessel and her class records~~.
a)* The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in Brindisi, Italy on 25/08/2007 and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.	31
32
33
34

b)* ~~The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~	35
36

~~The Sellers shall provide for inspection of the Vessel at/in~~	37

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

38 39 40 41 42 43 44 45 46 47 48

* 4 a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.	49
50
5. Notices, time and place of delivery	51
a) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with 30 20,15, 7, 5 and 2 days approximate ~~definite~~ and 24 hours definite notice of the estimated time of arrival at the intended place of ~~drydocking~~/underwater inspection/delivery. When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.	52
53
54
55
56

b) The Vessel shall be delivered and taken over cargo free and stowaways free at a safe and accessible port, anchorage, and/or safe and accessible berth always safely afloat at Sellers’ option at a place to be agreed but in any event at a non-USA non- Australian port. Place of delivery in accordance with Vessel’s trade/charter obligation.	57
58
59
Expected time of delivery: To be agreed.	60

Date of canceling: As per Clause 23 ~~(see Clauses 5 c), 6 b) (iii) and 14): 30th September, 2006~~ in Buyers’ option but if vessel is on a sea passage that takes her beyond this date, then vessel will be delivered at the first next port of call but immediately after the original canceling date ~~after 30th September, 2006~~ and therefore canceling date will be extended accordingly.	61

c)        If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the cancelling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new cancelling date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new cancelling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new cancelling date and shall be substituted for the cancelling date stipulated in line 61.

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If this Agreement is maintained with the new cancelling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original cancelling date.

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d)        Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter this Agreement shall be null and void.

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6. Drydocking/Divers Inspection	80

a)**    ~~The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

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b)**    (i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.

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(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society without condition/recommendation*. In such event the Sellers are to pay also for the cost of the underwater inspection and the Classification Society’s attendance.

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The Buyers’ Class and the Sellers’ Class shall at all times be the sole arbitrators as to whether underwater damage, if any, imposes condition/recommendation of class. The decision of class as to whether underwater damage, if any, imposes a condition and/or recommendation of class shall be final and binding for both parties. Notice of Readiness not to be tendered prior completion of the underwater inspection.

If damage affecting class found, that does not necessitate immediate docking, Buyers and Sellers authorised representatives to meet to try to agree a compensation amount for Buyers taking over the vessel with such damages, if cannot agree, repair quotes to be obtained from two reputable repair yards nearest to the delivery port, one yard to be chosen by each party, with compensation amount to be the average of the two repair quotes.

(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry- docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the cancelling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.

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c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above	115

(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the

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inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.

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(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.

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(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation*as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.

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(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.	138
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(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).

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* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.	150
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** ~~6 a) and 6 b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6 a) to apply.~~	~~152~~
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7. Spares/bunkers, etc.	154

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel ~~at the time of inspection~~ used or unused, whether on board or not shall become the Buyers’ property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and all navigational and wireless equipment shall be included in the sale without extra payment if they are the property of the Sellers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. Loading Instrument including software together with all items required by the Classification or Flag Administration will remain onboard being included in the sale.

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The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. ~~Captain’s~~, Master’s Officers’ and Crew’s personal belongings including the Master’s slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):	165
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Globe wireless equipment
Unitor ~~equipment including~~ gas bottles

The Buyers to pay extra shall take over the remaining bunkers and for unused lubricating oils in vessel’s designated storage tanks and-or in unbroached/sealed drums, always without having passed through the system recycled, at Sellers last invoiced net purchased prices excluding cost of barging evidenced by original invoices/vouchers for the bunkers and at list price less 40% for the lubs. Two days prior vessel’s delivery ROB luboil quantities as well as the estimated lubs on delivery will be jointly measured and agreed by the Sellers and Buyers representatives. Price to be at list less 40%. Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.

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8. Documentation (See Clause 17)	175

The place of closing: Piraeus, Athens, Greece	176

~~In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:~~	~~177~~
~~178~~

~~a)         Legal Bill of Sale in a form recordable in (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.~~

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~~b) Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.~~	~~183~~
~~184~~

~~c) Confirmation of Class issued within 72 hours prior to delivery.~~	~~185~~

~~d) Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.~~	~~186~~
~~187~~

~~e)        Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 (four) weeks after the Purchase Price has been paid and the Vessel has been delivered.~~

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~~f)         Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.~~

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At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.	197
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At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as all Plans/drawings/instructionbooks relative to main engine and auxiliaries/SOPEP/publications as on board, etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. All other technical documentation and plans, etc. ashore which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same.

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9. Encumbrances	207

The Sellers warrant that the Vessel, at the time of delivery, is free from all ~~charters~~, encumbrances, mortgages and/or maritime liens or any other debts and/or claims whatsoever against the Vessel and/or the Sellers. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.	208
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10. Taxes, etc.	212

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.	213
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11. Condition on delivery	216

The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be	217
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delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered with her ~~present~~ Class ~~fully~~ maintained without condition/recommendation*, ~~and~~ free of average damage affecting the Vessel’s Class, and with her ~~All~~ Classification Certificates and her National and International Certificates ~~to be clean~~, as well as all other certificates the Vessel had at the time of inspection, clean, valid and unextended without condition/ recommendation by Class or the relevant Authorities at the time of Delivery. CSM items to be clean and up to ~~the~~ date at the time of the Vessel’s delivery ~~or as on board without any extensions or outstanding without condition/recommendation* by Class or the relevant authorities at the time of delivery~~.Certificates of Liferafts, CO2, Fire Extinguishers etc to be clean and valid at the time of delivery.

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“Inspection” in Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.	225
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* Notes, if any, in the surveyor’s reports which are accepted by the Classification Society without condition/ recommendation are not to be taken into account.	228
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12. Name/markings	230

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings.	231

13. Buyers’ default	232

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.	233
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Should the Purchase Price not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.	236
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14. Sellers’ default	240

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 a) or fail to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of cancelling this Agreement provided always that the Sellers shall be granted a maximum of 3 banking days after Notice of Readiness has been given to make arrangements for the documentation set out in Clause 8. If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement

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15. Buyers’ representatives	255

After this Agreement has been signed by both parties and the 20% deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense ~~upon arrival at                         on or about~~ at the first convenient port/place. For those vessels that will be delivered on the Closing Date as defined in the Supplemental Agreement, the Buyers shall have the right to place two representatives on board the vessel at their sole risk and expense on the date Oceanaut obtains shareholder approval, or on such earlier date as deemed necessary, so as to ensure reps have a minimum two week familiarization period onboard.

These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the manning of the Vessel/operation of the Vessel and/or crews normal working practice. The Buyers’ representatives shall sign the usual ~~Sellers’~~ P and I Club letter of indemnity prior to their embarkation.

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16. Arbitration	262

a)* This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London before three Arbitrators in accordance with the Arbitration Act 1996 or any statutory modification or	263
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re-enactment thereof for the time being in force and the terms of the London Maritime Arbitration Association then in force, one arbitrator being appointed by each party On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days. If that party does not appoint its own arbitrator within the fourteen days specified, the party Referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of the sole arbitrator shall be binding on both parties as if it had been appointed by Agreement. The two arbitrators properly appointed shall appoint the third arbitrator who shall act as chairman of the Tribunal.

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~~b)*      This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~

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c~~)* Any dispute arising out of this Agreement shall be referred to arbitration at , subject to the procedures applicable there.~~	~~279~~
~~280~~

~~The laws of shall govern this Agreement.~~	281

* 16 a), 16 b) and 16 c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16 a) to apply.	282
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Additional Clauses from 17 to 29 form an integral part of this Memorandum of Agreement

For the Sellers (1)	For the Buyers (1)

Appendix to Memorandum of Agreement Code-name SALEFORM 1993-Dated

12th October 2007 – M/V “MIDEN MAX”

CLAUSE 17

The 20 pct deposit shall be made on the Initial Closing Date as defined in Clause 2.4(b) of the Master Agreement referred to in Clause 29 hereof. The 20 pct deposit and balance of 80 pct together with extra payment for luboils and or bunkers, to be paid on day of delivery at Sellers’ nominated bank against delivery documents reasonably needed by Buyers to acquire legal ownership and register the vessel under her new flag. Such documents to be mutually agreed and listed in an Addendum to the Memorandum of Agreement. but shall include, without limitation, the closing deliveries as required by Clause 2.2 and 2.4 of the Master Agreement as well as each party’s respective officer certificate dated the Initial Closing Date setting forth names and signatures of signatories to MOA and other related documents as well certifying and attaching charter documents of such party in effect as of the date of the Initial Closing Date and duly executed shareholder and director resolutions approving the entry into the Master Agreement referred to in Clause 29 hereof, this MOA, other related documents and the transactions contemplated hereby and thereby. Signing of the Addendum shall not delay signing of MoA and lodging of the deposit.

CLAUSE 18

Sellers to confirm in writing on delivery that to the best of their knowledge the vessel:

•	is not blacklisted by any Arab countries / nations or any other countries or organizations;
•	has not touched bottom since her last dry docking.

CLAUSE 19

Vessel to be delivered with balance of her present Time Charter attached to Bunge the rate and terms and conditions as per relevant Charter Party dated_________ Total commission under the Time Charter Party is 5 pct.

Tripartite Novation Agreement (substantially in the form of Schedule “A” hereto) to be duly executed by Sellers, Buyers and Time Charterers. Sellers shall use their reasonable commercial endeavours to obtain the execution of such Novation Agreement by the Time Charterers, failing which Sellers to assign the benefit of the Time Charter to Buyers at the time of delivery of the Vessel under this Agreement provided that if the Charter Party does not include an option in favour of the Sellers to sell the Vessel, Seller’s shall have obtained Charterers written consent to the change of ownership and management of the Vessel. Sellers shall indemnify and keep indemnified Buyers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to time of delivery of the Vessel under this Agreement. Buyers shall indemnify and keep indemnified the Sellers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party from time of delivery of the Vessel under this Agreement.

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CLAUSE 20

All negotiation and eventual sale to be kept strictly private and confidential between all parties involved except where required by Statutory or U.S. Stock listed requirements. However should despite the efforts of all parties involved details of the sale become known or reported in the market neither the Sellers not the Buyers have the right to withdraw from the sale or fail to fulfill all their obligations under this Agreement.

This Memorandum of Agreement is drawn up in two originals with even tenor and date. One original shall be retained by the Sellers and one original shall be retained by the Buyers.

CLAUSE 21

Vessel to be delivered with holds swept, clean and dry on completion of last voyage, prior delivery.

CLAUSE 22

Sellers to confirm that vessel has not traded during the last two (2) years in CIS Pacific Countries, but if traded, then, a valid Phytosanitary Certificate to be presented.

CLAUSE 23

Canceling date to be sixty (60) days after Initial Closing Date.

CLAUSE 24

Seller has good and marketable title to, is the exclusive legal and equitable owner of, and has the unrestricted power and right to sell, assign and deliver the Vessel.

CLAUSE 25

Each party hereto is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to enter into this MOA and the transactions contemplated hereby. Each party hereto is duly qualified to conduct business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (as defined in the Master Agreement).

CLAUSE 26

Each party hereto has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this MOA and otherwise to carry out its obligations hereunder. The execution and delivery of this MOA and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. No other corporate or other action or proceeding on the part of either party hereto is necessary to authorize this MOA or the consummation of the transactions contemplated hereby. This MOA has been

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duly executed by each party hereto and, when delivered, will constitute the valid and binding obligation of each such party, enforceable against each such party in accordance with its terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

CLAUSE 27

The execution, delivery and performance of this MOA by each party hereto and the consummation by such party of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its respective charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract to which such party is a party thereto or by which any property or asset of such party is bound or affected, (iii) result in a violation of any law, rule, statute or regulation to which such party is subject or (iv) result in any violation of any order, judgment, injunction, decree or other restriction of any governmental authority to which such party is subject, or by which any property or asset of such party is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (as defined in the Master Agreement).

CLAUSE 28

Neither party is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any governmental authority or other person or entity in connection with the execution, delivery and performance by such party of this MOA, other than those that have been made or obtained by such party prior to the date of this MOA.

CLAUSE 29

This Agreement is one of the “MOA”s referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith by the Sellers, the Buyers, and others. If there is any inconsistency between the terms and conditions of this Agreement and the terms and conditions of said Master Agreement with respect to the sale and purchase of the Vessel, then the terms and conditions of this Agreement shall prevail.

Notwithstanding the above, the obligations of each party under this MOA are subject to:

(i)	The Initial Closing as defined in the Master Agreement.
(ii)	The satisfaction or waiver of each of the applicable conditions set forth in Article VIII of the Master Agreement.”

In case the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, this Memorandum of Agreement shall be automatically terminated without responsibility of any of the parties.

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Schedule A

To Memorandum of Agreement Code-name SALEFORM 1993- Dated

12th October 2007 – M/V “MIDEN MAX”

FORM OF NOVATION AGREEMENT.

THIS NOVATION AGREEMENT is made on [ ]

BETWEEN

(a)	[ ] (the “Sellers”) of [ ];
(b)	[ ] (the “Buyers”) of the [ ]; and
(c)	[ ] (the “Charterers”) of [ ].

WHEREAS

(a)

By a charter party dated [   ] [as amended by [   ] dated [   ], together] the “Charter Party”) on the [    ] form made between the Sellers as owners and the Charterers as charterers, the Sellers chartered their m.v. “[    ]” (the “Vessel”) to the Charterers for an original period of [               ].

(b)

By a memorandum of agreement (as amended from time to time, the “MOA”) dated [    ] made between the Sellers and the Buyers, the Sellers agreed to sell and transfer title to the Vessel to the Buyers and the Buyers agreed to purchase the Vessel from the Sellers.

IT IS HEREBY AGREED by and between the parties hereto as follows:-

1.	The Charterers hereby approve the change of ownership of the Vessel pursuant to the MOA.
2.

With effect from the date and time of delivery (the “Delivery Date”) of the Vessel to the Buyers under the MOA, as evidenced by a protocol of physical delivery of the Vessel executed by the Sellers and the Buyers to be provided to the Charterers by fax (fax no. +[      ], attention: [        ]), the Buyers shall be substituted for the Sellers as Owners (as that term is defined in the Charter Party) under the terms of the Charter Party which shall (subject to the provisions of Clause 3 hereof) thereafter be construed and treated in all respects as if the Buyers were named in the place of the Sellers as a party to the Charter Party.

3.	Save as is otherwise provided for in this agreement, with effect from the Delivery Date:
(a)	the Sellers shall be released by the Charterers from their obligations under the Charter Party;
(b)

the Buyers shall assume the obligations of the Owners to be performed with effect from the Delivery Date, which obligations the Sellers would otherwise have had under the Charter Party but for the release of the

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Sellers at paragraph 3(a), and the Buyers agree to be bound by all the provisions of the Charter Party as from the Delivery Date;
(c)

the Buyers shall indemnify and keep indemnified the Sellers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party commencing on the Delivery Date; and

(d)

the Sellers shall have no liability to the Charterers with respect to claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party commencing on the Delivery Date.

4.

Notwithstanding anything contained herein to the contrary, the Sellers and the Charterers shall not be released from any obligations or liabilities under the Charter Party which either of them has or may have towards the other in respect of any claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to the Delivery Date (and their respective rights under the Charter Party in relation thereto shall remain unaffected by this Agreement), and the Sellers shall indemnify and keep indemnified the Buyers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to the Delivery Date, and the Charterers shall have no claims, recourse, rights or remedies against the Buyers and/or the Vessel in respect thereof, the Charterers’ sole recourse to be against the Sellers. The Buyers shall have no liability to the Charterers with respect to claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party prior to the Delivery Date.

5.

The Sellers will on the Delivery Date pay to the Buyers an amount estimated to be equal to any advance charter hire paid to the Sellers by the Charterers in respect of any period of the Charter Party after the Delivery Date. The parties agree that the exact amount is to be finalized as soon as possible after the Delivery Date. Payment of all other hire under Clause [ ] of the Charter Party shall be made as follows:

(a)	hire shall be paid to the Sellers with respect to the period of the Charter Party up to and including the Delivery Date;
(b)	hire shall be paid to the Buyers with respect to the period of the Charter Party from the Delivery Date to the account of the Buyers provided at Clause 6 hereof.
6.	The account of the Buyers to which the Sellers or the Charterers, as the case may be, will pay hire in accordance with Clause 5 hereof is as follows:
[ ]
7.

The Vessel will be renamed m.v. “[    ]” following the Delivery Date and will fly the [ ] flag, and the parties agree and accept with effect from the Delivery Date that the Charter Party be and is amended to reflect the following:

5

Owners’ P&I Club: [ ]
Hull and Machinery Value: US$[ ]
Class of Vessel: [ ].
8.

The Buyer recognizes the right of the Charterer under Clause [   ] of the Charter Party to add any off-hire period to the time charter period (which has not already been added thereto) - being a total of [     ] days up to and including, regardless of whether the relevant off-hire event occurred prior to or following the Delivery Date.

9.

The Sellers and the Charterers shall execute and do all such assurances, acts, deeds, matters and things as the Buyers may reasonably require from time to time for the purpose of perfecting the transfer of rights and obligations intended to be effected by this agreement.

10.	No provision of this agreement may be amended, changed, waived, discharged or terminated, except in writing signed by each of the parties hereto.
11.	If any provision of this agreement is or subsequently becomes void, unenforceable or illegal, that shall not affect the validity, enforceability or legality of the other provisions of this agreement.
12.

This agreement shall also be governed by and construed in accordance with English law and Clause [           ] of the Charter Party shall apply to this Agreement as if set out herein in full with logical amendments so that any of the parties to this Agreement may commence proceedings against, or have proceedings commenced against them by, any of the other parties to this Agreement.

13.	Save for the amendments and supplements thereto introduced by this Agreement, the Charter Party shall remain in full force and effect.

IN WITNESS WHEREOF the duly authorised representatives of the parties hereto have executed this Agreement, and the same has been delivered and rendered effective, the day and year first hereinbefore written.

SIGNED by	)
for and on behalf of	)
[ ]	)

SIGNED by	)
for and on behalf of	)
[ ]	)

SIGNED by	)
for and on behalf of	)
[ ]	)

6

Annex G

E 1.13

MEMORANDUM OF AGREEMENT

 Norwegian Shipbrokers’ Association’s Memorandum
 of Agreement for sale and purchase of
 ships. Adopted by The Baltic and International
 Maritime Council (BIMCO) in 1956.
                                    Code-name
         SALEFORM 1993
 Revised 1966, 1983 and 1986/87.

Dated: 12/10/2007

Kalistos Maritime S.A of The Republic of the Marshall Islands

hereinafter called the Sellers have agreed to sell, and	1
Oceanaut Inc. or its guaranteed nominee
hereinafter called the Buyers have agreed to buy	2

Whereas the Sellers have entered into a shipbuilding contract dated 24 March 2006 (as same has been or may be supplemented or amended hereinafter called the “Shipbuilding Contract”) as buyer with Kou An Shipyard, China (the “Builder”) as Builder for the construction of one (1) Bulk Carrier about 53,800 DWT having Hull No KA 215 (the “Vessel”). In consideration of the aforementioned, the Sellers have agreed to sell and the Buyers have agreed to buy the Vessel on the following terms and conditions. Name: Builder’s Hull No KA 215	3

Classification Society/Class: Bureau Veritas	4
Built: 2008 (under construction) By: Kou An Shipyard, China	5
Flag: Bahamas (intended) Place of Registration: Nassau	6
Call Sign: N/A Grt/Nrt: 31260/ 17600 (about)	7
Register Number: N/A	8

hereinafter called the Vessel, on the following terms and conditions:	9

Definitions	10

“Banking days” are days on which banks are open in the following: in the country of the currency stipulated for the Purchase Price in Clause 1, at the place of the physical delivery of the Vessel and the place of closing stipulated in Clause 8.

11 12

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.	13 14

“Classification Society” or “Class” means the Society referred to in line 4.	15

1. Purchase Price US$ 69,500,000 (Sixty Nine Million Five Hundred Thousand United States Dollars)	16

2. Deposit	17

As security for the correct fulfillment of this Agreement the Buyers shall pay a deposit of 20% (twenty per cent) of the Purchase Price as per Clause 24. This deposit shall be placed with FBB Piraeus – First Business Bank, 62 Notara & Sotiros Dios Str., Piraeus, Greece, Phone: +30 210 41 18 711, Fax: +30 210 41 32 058

18 19 20

and held by them in a joint interest bearing account for the Sellers and the Buyers, to be released in accordance with joint written instructions of the Sellers and the Buyers. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers.

21 22 23 24

3. Payment	25

80% of the said Purchase Price and the monies payable under this Agreement shall be paid in full free of bank charges to Buyer’s account with the Sellers’ nominated bank namely: CITIBANK INTERNATIONAL PLC., 47 – 49 Akti Miaouli, Piraeus, Greece, SWIFT: CITIGRAA, with CITIBANK N.A., New York, SWIFT: CITIUS33, ACCOUNT: 10992197, in favour of KALISTOS MARITIME S.A., USD ACCOUNT: 0444173009, IBAN: GR3108400020000000444173009 one day in advance of the designated date of delivery and to be released to Sellers account simultaneously with the signing of the Protocol of Delivery and Acceptance on the date of delivery. When the Vessel is at the place of delivery and ready for delivery in accordance with the terms of this Agreement, the Buyers will take delivery of the Vessel as soon as is reasonably possible following the delivery of the Vessel from the Builder under the Shipbuilding Contract to the Sellers. The 20% deposit will be released in accordance with the joint written instructions of the Sellers and the Buyers to the Sellers nominated account together with the aforesaid balance of the Purchase Price.

26

~~on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.~~

27 28 29

4. Inspections (see clause 18)	30

a~~)*      The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in                     on and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.~~

31 32 33 34

~~b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~	35 36

~~The Sellers shall provide for inspection of the Vessel at/in~~	37

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During this inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

38 39 40 41 42 43 44 45

~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

46 47 48

~~4a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.~~	49 50

5. Notices, time and place of delivery	51

a)        The Sellers shall keep the Buyers well informed of the Vessel’s building schedule and any changes to the expected delivery date. ~~itinerary~~ Notices, time and place of delivery shall be to the extent reasonably possible back-to-back with the Shipbuilding Contract. The Sellers will give 60, 30, 21, 14, 7 days approximate notice of intended delivery and three (3) banking days approximate notice of delivery , thus allowing time to the Buyers to effect the remittance as provided for in clause 3. ~~When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery~~.

52 53 54 55 56

b) The Vessel shall be delivered and taken over by the Buyers safely afloat at a safe and	57

accessible berth or anchorage at or near the Builder’s shipyard, in the Sellers’ option, as soon as is reasonably possible following the delivery of the Vessel from the Builder under the Shipbuilding Contract to the Sellers.	58

~~in the Sellers’ option.~~	59

Expected time of delivery; 30/06/2008	60

Date of canceling shall be : 28/12/2008 (see Clauses 5 c), ~~6 b~~) (iii) and 14):	61

c)        If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the canceling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new canceling date. Upon receipt of such notification the Buyers shall have the option of either canceling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new canceling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new canceling date and shall be substituted for the canceling date stipulated in line 61.

62 63 64 65 66 67 68 69 70 71

If this Agreement is maintained with the new canceling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original canceling date.

72 73 74 75 76

d)        Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter the parties obligations’ under this Agreement shall terminate.

77 78 79

~~6. Drydocking/Divers Inspection~~	~~80~~

~~a)**    The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

~~81 82 83 84 85 86 87~~

~~b)**    (i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.~~

~~88 89 90 91 92 93 94 95~~

(~~ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society~~

~~96 97 98 99 100 101 102 103 104~~

~~without condition/recommendation*. In such event the Sellers are to pay also for the cost of the underwater inspection and the Classification Society’s attendance.~~	~~105 106~~

~~(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the canceling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.~~

~~107 108 109 110 111 112 113 114~~

~~c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above~~	~~115~~

~~(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

~~116 117 118 119 120 121 122 123 124 125 126 127~~

~~(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.~~

~~128 129 130 131 132~~

~~(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation* as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.~~

~~133 134 135 136 137~~

~~(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.~~	~~138 139~~

~~(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).~~

~~140 141 142 143 144 145 146 147 148 149~~

~~* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.~~	~~150 151~~

~~** 6a) and 6b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6a) to apply.~~	~~152 153~~

7. Spares/bunkers, etc.	154

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail end shaft(s) and/or spare	155 156

propeller(s)/propeller blade(s) if any~~,~~ belonging to the Vessel at the time of the delivery by the Builder under the Shipbuilding Contract  ~~inspection~~ used or unused, whether on board or not shall become the Buyers’ property,  ~~but spares on order are to be excluded~~. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail end shaft(s) and spare propeller(s)/propeller blades(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and navigational and wireless equipment shall be included in the sale without extra payment. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment.

157 158 159 160 161 162 163 164

~~The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. Captain’s, Officers’ and Crew’s personal belongings including the slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):~~

165 166 167 168 169

Certificates, manuals, instruction books and/or the finished plans given by the Builder to the Sellers in relation to the Vessel to be included in the sale and to be delivered to the Buyers at the shipyard. The Buyers shall take over the remaining bunkers and lubricating oils in ~~sealed~~ drums or designated storage tanks and pay the Sellers’ cost prices including all discounts supported by vouchers/invoices. Lubs at list price less 40%.

~~The Buyers shall take over the remaining bunkers and unusued lubricating oils in storage tanks and sealed drums and pay the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel.~~

170 171 172
Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.	173 174

8. Documentation (see clause 19)	175

~~The place of closing:~~	176

~~In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:~~	177 178

~~a)        Legal Bill of Sale in a form recordable in                 (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.~~

179 180 181 182

~~b) Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.~~	183 184

~~c) Confirmation of Class issued within 72 hours prior to delivery.~~	185

~~d) Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.~~	186 187

~~e)        Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 (four) weeks after the Purchase Price has been paid and the Vessel has been delivered.~~

188 189 190 191 192 193

~~f)         Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.~~

194 195 196

~~At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.~~

197 198 199

~~At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as all plans etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. Other technical documentation which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same.~~

200 201 202 203 204 205 206

9. Encumbrances	207

The Sellers warrant that the Vessel, at the time of delivery, is free from all ~~charters~~, encumbrances, mortgages and maritime liens or any other debts whatsoever. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

208 209 210 211

10. Taxes, etc.	212

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

213 214 215

11. Condition on delivery (see clause 20)	216

~~The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted.~~

217 218 219

~~However, the Vessel shall be delivered with her class maintained without condition/ recommendation*, free of average damage affecting the Vessel’s class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by Class or the relevant authorities at the time of delivery.~~

220 221 222 223 224

~~“Inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.~~

225 226 227

~~* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.~~	228 229

~~12. Name/markings (see clause 7)~~ 	230

~~Upon delivery the Buyers undertake to change the name of the Vessel and after funnel markings.~~	231

~~13. Buyers’ default~~	232

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.

233 234 235

Should the Purchase Price or any other payments under this Agreement not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

236 237 238 239

14. Sellers’ default	240

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 or fail to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of canceling this Agreement provided always that the Sellers shall be granted a maximum of 3

241 242 243

banking days after Notice of Readiness has been given to make arrangements for the documentation set out in Clause 19 If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically in every respect ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness has been given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

244 245 246 247 248 249 250

Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement.

251 252 253 254

~~15. Buyers’ representative (see Clause 21)~~	255

~~After this Agreement has been signed by both parties and the deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense upon arrival at               on or about~~

256 257 258

~~These representatives are on board for the purpose of familiarization and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers’ representatives shall sign the Sellers’ letter of indemnity prior to their embarkation.~~

259 260 261

16. Arbitration	262

a)*      This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London before three arbitrators in accordance with the Arbitration Act 1996 ~~s 1950 and 1979~~ or any statutory modification or re-enactment thereof for the time being in force and the terms of the London Maritime Arbitration Association then in force. One arbitrator being appointed by each party. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days ~~failing which the decision of the single arbitrator appointed shall apply~~. If that party does not appoint its own arbitrator within the fourteen days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of the sole arbitrator shall be binding on both parties as if it had been appointed by agreement. The two arbitrators property appointed shall appoint the third arbitrator who shall act as chairman of the Tribunal.

263 264 265 266 267 268 269 270

~~b)*      This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court.~~

271 272 273 274 275 276
~~The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~	277 278

~~c)* Any dispute arising out of this Agreement shall be referred to arbitration at , subject to the procedures applicable there.~~	279 280

~~The laws of shall govern this Agreement.~~	281

~~16a), 16b) and 16c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16a) to apply.~~	~~282 283~~

Rider clauses 17- 30 attached hereto constitute an integral part of this Agreement.

The Sellers	The Buyers

Appendix to Memorandum of Agreement Code-name SALEFORM 1993- Dated

12th October 2007 – 53,800 DWT Bulk Carrier Hull No. KA 215.

Clause 17- Flag and registration

It is the intention of the parties that the Vessel will be delivered to the Buyers as soon as is reasonably possible following delivery of the Vessel to the Sellers by the Builders. Notwithstanding the foregoing, if the Initial Closing has not taken place by the date falling 30 days prior to the anticipated date of delivery of the Vessel by the Builders to the Sellers (and the Master Agreement has not been terminated), then the Sellers may by notice in writing to the Buyers elect to retain ownership of the Vessel and trade the Vessel until such time after the Initial Closing that the Vessel is next free of cargo in a non-USA, non-Australian port. In such case, and notwithstanding any provision of this Agreement to the contrary, the Vessel shall be delivered and taken over by the Buyers safely afloat at such safe and accessible port, anchorage and/or safe and accessible berth always safely afloat at the Sellers’ option  (place of delivery in accordance with Vessel’s trade/charter obligations) and otherwise in accordance with the terms and provisions set out in Schedule “B” with logical amendments.

Until the delivery of the Vessel under the terms of the Shipbuilding Contract the Sellers will continue to supervise the construction and perform their duties and obligations regarding the construction of the Vessel according to the Shipbuilding Contract without interference whatsoever from the Buyers subject to Clause 21 or, subject to Clause 26, without the imposition of any additional duties as a result of this Agreement. For the avoidance of doubt, and subject always to the Buyers’ rights under Clause 18 (b) and 26, the Sellers shall at their sole discretion determine how and when they shall exercise their rights and perform their duties under the Shipbuilding Contract.

Clause 18- Review of the Shipbuilding Contract and the Specifications - Adjustment of Contract Price

(a) The Buyers have reviewed, inspected and accepted the following documents:

- Specification dated March, 24 2006.

- Manufacturer’s list dated March 24, 2006 as finally agreed by the Sellers.

- General Arrangement Plan.

The Sellers shall deliver to the Buyers a copy of the Shipbuilding Contract (with the amount of the purchase price, installments and other financial terms deleted) upon payment by the Buyers of the Deposit in accordance with Clause 2.

The Buyers shall treat all documentation received with respect to the construction of the Vessel as private and confidential and shall not disclose any of it to any third party. The Buyers agree to respect and be bound by the Builder’s rights to these documents in accordance with the terms and conditions of the Shipbuilding Contract.

(b) So long as Sellers’ shall not have accrued the right to terminate the Shipbuilding Contract with due to insufficient speed, excessive fuel consumption or insufficient deadweight of the Vessel any adjustment of the purchase price under the Shipbuilding Contract by way of liquidated damages due thereto to be for Buyers’ account provided that receipt of the benefit of any such adjustment by way of deduction of an equal sum from the purchase price under this Agreement shall be the sole right and remedy of the Buyers who shall have no right to terminate this Agreement and/or to reject the Vessel and/or to claim damages as a result thereof.

Clause 19- Place of closing and documentation

Place of documentary closing: Piraeus at a mutually agreed venue. The delivery of the Vessel and closing may be at different venues, but to be at the same date and time. The procedure of the closing will be mutually agreed between Buyers and Sellers. The Buyers hereby declare and

1

confirm that the Vessel will be registered in their name under Bahamas flag subject to CSR arrangements having been concluded.

Subject to Clause 17, at the time of delivery, the Sellers are to supply the Buyers with reasonable documentation as required by the Buyers and their intended flag. The agreed list is to be incorporated into this Agreement as an Addendum.

Clause 20- Condition on delivery.

The Vessel with everything belonging to her shall be delivered and taken over by the Buyers in substantially the same condition as at time of delivery from the Builder.. The Vessel shall be delivered with her class maintained and with her classification certificates clean and without condition/recommendation by Class and free of average damage affecting class at the time of delivery, save that (a) the said certificates may not be in permanent form and that only provisional/interim certificates may be provided by the Sellers to the Buyers on the date of delivery and (b) the classification certificates may have notes which are customarily applicable to newly built Vessels and which do not affect Vessel’s class.

Clause 21- Buyers’ observer

After this Agreement has been signed by both parties and the deposit referred in Clause 2 has been lodged, whichever the later, the Buyers shall have the right to send one representative to join the Sellers’ team of supervisors currently based in Kou An Shipyard, China. The Buyers’ representative will be a member of the Sellers supervision team and be subordinate to the Sellers’ chief supervisor and shall not act without instructions from the Sellers’ chief supervisor and/or, in general, independently of the team. The Buyers’ representative will have unrestricted access to all areas of the vessel, however, he will be an observer only and will not enter into or participate in any direct or indirect dialogue or correspondence with the Builder, the Class, any sub-contractor, any supplier or their respective personnel, agents, etc. or interfere whatsoever in the supervision by the Sellers. The Buyers’ representative will be permitted to attend Sea Trials as a member of the Sellers’ team.

The Buyers’ representative will appear to the Builder as a supervisor of the Sellers. The Buyers’ representative shall sign the Sellers’ Letter of Indemnity prior to his arrival at the Builder. Prior to delivery of the Vessel a representative of the Buyers’ nominated flag state will be able to attend the sea trials as an observer only and will also sign the Sellers’ letter of Indemnity.

All matters encountered by the Buyers supervisor are to be raised towards the Builder through Sellers supervision team and rectified as far as possible under the shipbuilding contract. Sellers supervision team undertakes to pass on to the Builder all reasonable comments made by Buyers supervisor.

The Buyers’ representatives shall observe the works’ rules and regulations prevailing at the Builder’s and its sub-contractor’s premises. The Buyers’ representatives shall at all times remain the employees or agents and sole responsibility of the Buyers. The Sellers shall not be liable to the Buyers or the Buyers’ representatives for personal injuries, including death, during the time he is on the Vessel, or within the premises of either the Builder or its sub-contractors, or otherwise engaged in and about the construction of the Vessel. The Sellers shall not be liable to the Buyers for damages to, or destruction of property of the Buyers or of any of the Buyers’ representatives. The Sellers shall have the right to request that the Buyers replace a Buyers’ representative should he fail to comply with the terms of this Agreement, in which case the Buyers shall arrange forthwith for his repatriation.

Clause 22- Modifications.

At the date of signing of this Agreement, Sellers shall have made known to Buyers in writing all modifications, alterations and extras made to the Specifications and hereby agree that they will advise Buyers in good time, of any and all future material modifications/alterations/extras for

2

Buyer’s consent without increasing the purchase price under this Agreement. Should the same result in a decrease in the purchase price under the Shipbuilding Contract by US$100,000 or more then the Sellers shall request the Buyer’s consent which shall not be unreasonably withheld or delayed.

Clause 23- Familiarization

The Buyers have the right to place up to five (5) crew members at the yard and/or onboard the Vessel no more than one month prior to delivery solely for familiarization only and without interference with the construction and the fitting out in preparation of delivery of the Vessel. This is always subject to the provisions of the Shipbuilding Contract and to the approval and discretion of the Builder.

Clause 24- Deposit

The 20 pct deposit shall be made on the Initial Closing Date as provided in Article II of the Master Agreement.

Clause 25- Warranty Claims

At the time of the delivery of the Vessel under this MOA, the Sellers shall, pursuant to the terms of a separate assignment agreement, (substantially in the form of Schedule “A” hereto) assign to the Buyers, all of their rights against the Builder regarding any guarantee claims (Art. ..... of the Shipbuilding Contract). Sellers will act as agent and/or grant a POA to the Buyers to achieve the same effect at no cost to the Sellers and subject to the Buyers’ providing the Sellers with an indemnity in a form acceptable to the Sellers.

Clause 26- Non Acceptance of Vessel

In case the Sellers anticipate not accepting the Vessel on delivery from the Builder under the Shipbuilding Contract, then they are required to discuss the issues with the Buyers and the Buyers to either accept or reject the Vessel on the terms offered by the Builder within twelve (12) hours from tendering such notice to the Buyer’s or the Buyer’s representative, provided that the Buyers will take delivery of the Vessel from the Sellers under the terms of this Agreement and the rights of the Sellers, including without limitation the purchase price (but subject to Clause 18(b)), will not be affected.

In case that the Seller’s have accrued the right to rescind the Shipbuilding Contract or reject the Vessel under the Shipbuilding Contract and they do not exercise such right, the Buyers shall be entitled to refuse delivery of the Vessel under this Agreement provided Buyers shall have notified Sellers of their intention in accordance with paragraph one of this Clause.

Clause 27- Confidentiality

All negotiation, documentation exchanged and eventual sale to be kept strictly private and confidential between all parties involved as required under the relevant provision of the Master Agreement. However, should despite the efforts of all parties involved details of the sale become known or reported in the market neither the Sellers not the Buyers have the right to withdraw from the sale or fail to fulfill all their obligations under this Agreement.

Clause 28- Previous Negotiations

This Agreement supersedes all prior negotiations, representations, undertakings and agreements on any subject matter of this Agreement.

3

Clause 29- Master Agreement

This Agreement is one of the “MOA”s referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith by the Sellers, the Buyers, and others. If there is any inconsistency between the terms and conditions of this Agreement and the terms and conditions of said Master Agreement with respect to the sale and purchase of the Vessel, then the terms and conditions of this Agreement shall prevail.

Notwithstanding the above, the obligations of each party under this MOA are subject to:

(i)	The Initial Closing , as defined in the Master Agreement.

(ii)	The satisfaction or waiver of each of the applicable conditions set forth in Article VIII of the Master Agreement.”

In case the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, this Memorandum of Agreement shall be automatically terminated without responsibility of any of the parties.

Clause 30- MOA Originals

This Agreement has been drawn up and executed in two originals, one of which to be retained by the Buyers and one the Sellers.

4

Annex H

E 1.13

MEMORANDUM OF AGREEMENT

Norwegian Shipbrokers’ Association’s Memorandum
of Agreement for sale and purchase of
ships. Adopted by The Baltic and International
Maritime Council (BIMCO) in 1956.
                                    Code-name
         SALEFORM 1993
Revised 1966, 1983 and 1986/87.

Dated: 12/10/2007

Kalithea Maritime S.A of The Republic of the Marshall Islands

hereinafter called the Sellers have agreed to sell, and	1
Oceanaut Inc. or its guaranteed nominee
hereinafter called the Buyers have agreed to buy	2

Whereas the Sellers have entered into a shipbuilding contract dated 24 March 2006 (as same has been or may be supplemented or amended hereinafter called the “Shipbuilding Contract”) as buyer with Kou An Shipyard, China (the “Builder”) as Builder for the construction of one (1) Bulk Carrier about 53,800 DWT having Hull No KA 216 (the “Vessel”). In consideration of the aforementioned, the Sellers have agreed to sell and the Buyers have agreed to buy the Vessel on the following terms and conditions. Name: Builder’s Hull No KA 216	3

Classification Society/Class: Bureau Veritas	4
Built: 2008 (under construction) By: Kou An Shipyard, China	5
Flag: Bahamas (intended) Place of Registration: Nassau	6
Call Sign: N/A Grt/Nrt: 31260/ 17600 (about)	7
Register Number: N/A	8

hereinafter called the Vessel, on the following terms and conditions:	9

Definitions	10

“Banking days” are days on which banks are open in the following: in the country of the currency stipulated for the Purchase Price in Clause 1, at the place of the physical delivery of the Vessel and the place of closing stipulated in Clause 8.

11 12

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.	13 14

“Classification Society” or “Class” means the Society referred to in line 4.	15

1. Purchase Price US$ 69,500,000 (Sixty Nine Million Five Hundred Thousand United States Dollars)	16

2. Deposit	17

As security for the correct fulfillment of this Agreement the Buyers shall pay a deposit of 20% (twenty per cent) of the Purchase Price as per Clause 24. This deposit shall be placed with FBB Piraeus – First Business Bank, 62 Notara & Sotiros Dios Str., Piraeus, Greece, Phone: +30 210 41 18 711, Fax: +30 210 41 32 058

18 19 20

and held by them in a joint interest bearing account for the Sellers and the Buyers, to be released in accordance with joint written instructions of the Sellers and the Buyers. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers.

21 22 23 24

3. Payment	25

80% of the said Purchase Price and the monies payable under this Agreement shall be paid in full free of bank charges to Buyer’s account with the Sellers’ nominated bank namely: CITIBANK INTERNATIONAL PLC., 47 – 49 Akti Miaouli, Piraeus, Greece, SWIFT: CITIGRAA, with CITIBANK N.A., New York, SWIFT: CITIUS33, ACCOUNT: 10992197, in favour of KALITHEA MARITIME S.A., USD ACCOUNT: 0444174005, IBAN: GR0808400020000000444174005 one day in advance of the designated date of delivery and to be released to Sellers account simultaneously with the signing of the Protocol of Delivery and Acceptance on the date of delivery. When the Vessel is at the place of delivery and ready for delivery in accordance with the terms of this Agreement, the Buyers will take delivery of the Vessel as soon as is reasonably possible following the delivery of the Vessel from the Builder under the Shipbuilding Contract to the Sellers. The 20% deposit will be released in accordance with the joint written instructions of the Sellers and the Buyers to the Sellers nominated account together with the aforesaid balance of the Purchase Price.

26

~~on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.~~

27 28 29

4. Inspections (see clause 18)	30

~~a)* The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in on~~	31 32
~~and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.~~	33 34

~~b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~	35 36

~~The Sellers shall provide for inspection of the Vessel at/in~~	37

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During this inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

38 39 40 41 42 43 44 45

~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

46 47 48

~~4a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.~~	49 50

5. Notices, time and place of delivery	51

a)        The Sellers shall keep the Buyers well informed of the Vessel’s building schedule and any changes to the expected delivery date. ~~itinerary~~ Notices, time and place of delivery shall be to the extent reasonably possible back-to-back with the Shipbuilding Contract. The Sellers will give 60, 30, 21, 14, 7 days approximate notice of intended delivery and three (3) banking days approximate notice of delivery , thus allowing time to the Buyers to effect the remittance as provided for in clause 3. ~~When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery~~.

52 53 54 55 56

b) The Vessel shall be delivered and taken over by the Buyers safely afloat at a safe and	57

accessible berth or anchorage at or near the Builder’s shipyard, in the Sellers’ option, as soon as is reasonably possible following the delivery of the Vessel from the Builder under the Shipbuilding Contract to the Sellers.	58

~~in the Sellers’ option.~~	59

Expected time of delivery; 31/10/2008	60

Date of canceling shall be : 30/04/2009 (see Clauses 5 c), ~~6 b~~) (iii) and 14):	61

c)        If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the canceling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new canceling date. Upon receipt of such notification the Buyers shall have the option of either canceling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new canceling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new canceling date and shall be substituted for the canceling date stipulated in line 61.

62 63 64 65 66 67 68 69 70 71

If this Agreement is maintained with the new canceling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original canceling date.

72 73 74 75 76

d)        Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter the parties obligations’ under this Agreement shall terminate.

77 78 79

~~6. Drydocking/Divers Inspection~~	~~80~~

~~a)**    The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

~~81 82 83 84 85 86 87~~

~~b)**    (i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.~~

~~88 89 90 91 92 93 94 95~~

~~(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society~~

~~96 97 98 99 100 101 102 103 104~~

~~without condition/recommendation*. In such event the Sellers are to pay also for the cost of the underwater inspection and the Classification Society’s attendance.~~	~~105 106~~

~~(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the canceling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.~~

~~107 108 109 110 111 112 113 114~~

~~c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above~~	~~115~~

~~(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

~~116 117 118 119 120 121 122 123 124 125 126 127~~

~~(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.~~

~~128 129 130 131 132~~

~~(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation* as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.~~

~~133 134 135 136 137~~

~~(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.~~	~~138 139~~

~~(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).~~

~~140 141 142 143 144 145 146 147 148 149~~

~~* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.~~	~~150 151~~

~~** 6a) and 6b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6a) to apply.~~	~~152 153~~

7. Spares/bunkers, etc.	154

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail end shaft(s) and/or spare	155 156

propeller(s)/propeller blade(s) if any~~,~~ belonging to the Vessel at the time of the delivery by the Builder under the Shipbuilding Contract ~~inspection~~ used or unused, whether on board or not shall become the Buyers’ property, ~~but spares on order are to be excluded~~. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail end shaft(s) and spare propeller(s)/propeller blades(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and navigational and wireless equipment shall be included in the sale without extra payment. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment.

157 158 159 160 161 162 163 164

~~The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. Captain’s, Officers’ and Crew’s personal belongings including the slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):~~

165 166 167 168 169

Certificates, manuals, instruction books and/or the finished plans given by the Builder to the Sellers in relation to the Vessel to be included in the sale and to be delivered to the Buyers at the shipyard.

The Buyers shall take over the remaining bunkers and lubricating oils in ~~sealed~~ drums or designated storage tanks and pay the Sellers’ cost prices including all discounts supported by vouchers/invoices. Lubs at list price less 40%.

~~The Buyers shall take over the remaining bunkers and unusued lubricating oils in storage tanks and sealed drums and pay the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel.~~

170 171 172
Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.	173 174

8. Documentation (see clause 19)	175

~~The place of closing:~~	176

~~In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:~~	177 178

~~a)        Legal Bill of Sale in a form recordable in                    (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.~~

179 180 181 182

~~b) Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.~~	183 184

~~c) Confirmation of Class issued within 72 hours prior to delivery.~~	185

~~d) Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.~~	186 187

~~e)        Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 (four) weeks after the Purchase Price has been paid and the Vessel has been delivered.~~

188 189 190 191 192 193

~~f)         Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.~~

194 195 196

~~At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.~~

197 198 199

~~At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as all plans etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. Other technical documentation which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same.~~

200 201 202 203 204 205 206

9. Encumbrances	207

The Sellers warrant that the Vessel, at the time of delivery, is free from all ~~charters~~, encumbrances, mortgages and maritime liens or any other debts whatsoever. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

208 209 210 211

10. Taxes, etc.	212

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

213 214 215

11. Condition on delivery (see clause 20)	216

~~The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted.~~

217 218 219

~~However, the Vessel shall be delivered with her class maintained without condition/ recommendation*, free of average damage affecting the Vessel’s class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by Class or the relevant authorities at the time of delivery.~~

220 221 222 223 224

~~“Inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.~~

225 226 227

~~* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.~~	228 229

~~12. Name/markings (see clause 7)~~ 	230

~~Upon delivery the Buyers undertake to change the name of the Vessel and after funnel markings.~~	231

13. Buyers’ default	232

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.

233 234 235

Should the Purchase Price or any other payments under this Agreement not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

236 237 238 239

14. Sellers’ default	240

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 or fail to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of canceling this Agreement provided always that the Sellers shall be granted a maximum of 3

241 242 243

banking days after Notice of Readiness has been given to make arrangements for the documentation set out in Clause 19 If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically in every respect ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness has been given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

244 245 246 247 248 249 250

Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement.

251 252 253 254

~~15. Buyers’ representative (see Clause 21)~~	255

~~After this Agreement has been signed by both parties and the deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense upon arrival at                                                   on or about~~

256 257 258

~~These representatives are on board for the purpose of familiarization and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers’ representatives shall sign the Sellers’ letter of indemnity prior to their embarkation.~~

259 260 261

16. Arbitration	262

a)*      This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London before three arbitrators in accordance with the Arbitration Act 1996 ~~s 1950 and 1979~~ or any statutory modification or re-enactment thereof for the time being in force and the terms of the London Maritime Arbitration Association then in force. One arbitrator being appointed by each party. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days ~~failing which the decision of the single arbitrator appointed shall apply~~. If that party does not appoint its own arbitrator within the fourteen days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of the sole arbitrator shall be binding on both parties as if it had been appointed by agreement. The two arbitrators property appointed shall appoint the third arbitrator who shall act as chairman of the Tribunal.

263 264 265 266 267 268 269 270

~~b)*      This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court.~~

271 272 273 274 275 276
~~The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~	277 278

~~c)* Any dispute arising out of this Agreement shall be referred to arbitration at~~	279
 ~~, subject to the procedures applicable there.~~	280
~~The laws of shall govern this Agreement.~~	281

~~16a), 16b) and 16c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16a) to apply.~~	~~282 283~~

Rider clauses 17- 30 attached hereto constitute an integral part of this Agreement.
The Sellers	The Buyers

Appendix to Memorandum of Agreement Code-name SALEFORM 1993- Dated

12th October 2007 – 53,800 DWT Bulk Carrier Hull No. KA 216.

Clause 17- Flag and registration

It is the intention of the parties that the Vessel will be delivered to the Buyers as soon as is reasonably possible following delivery of the Vessel to the Sellers by the Builders. Notwithstanding the foregoing, if the Initial Closing has not taken place by the date falling 30 days prior to the anticipated date of delivery of the Vessel by the Builders to the Sellers (and the Master Agreement has not been terminated), then the Sellers may by notice in writing to the Buyers elect to retain ownership of the Vessel and trade the Vessel until such time after the Initial Closing that the Vessel is next free of cargo in a non-USA, non-Australian port. In such case, and notwithstanding any provision of this Agreement to the contrary, the Vessel shall be delivered and taken over by the Buyers safely afloat at such safe and accessible port, anchorage and/or safe and accessible berth always safely afloat at the Sellers’ option  (place of delivery in accordance with Vessel’s trade/charter obligations) and otherwise in accordance with the terms and provisions set out in Schedule “B” with logical amendments.

Until the delivery of the Vessel under the terms of the Shipbuilding Contract the Sellers will continue to supervise the construction and perform their duties and obligations regarding the construction of the Vessel according to the Shipbuilding Contract without interference whatsoever from the Buyers subject to Clause 21 or, subject to Clause 26, without the imposition of any additional duties as a result of this Agreement. For the avoidance of doubt, and subject always to the Buyers’ rights under Clause 18 (b) and 26, the Sellers shall at their sole discretion determine how and when they shall exercise their rights and perform their duties under the Shipbuilding Contract.

Clause 18 - Review of the Shipbuilding Contract and the Specifications - Adjustment of Contract Price

(a) The Buyers have reviewed, inspected and accepted the following documents:

- Specification dated March, 24 2006.

- Manufacturer’s list dated March 24, 2006 as finally agreed by the Sellers.

- General Arrangement Plan.

The Sellers shall deliver to the Buyers a copy of the Shipbuilding Contract (with the amount of the purchase price, installments and other financial terms deleted) upon payment by the Buyers of the Deposit in accordance with Clause 2.

The Buyers shall treat all documentation received with respect to the construction of the Vessel as private and confidential and shall not disclose any of it to any third party. The Buyers agree to respect and be bound by the Builder’s rights to these documents in accordance with the terms and conditions of the Shipbuilding Contract.

(b) So long as Sellers’ shall not have accrued the right to terminate the Shipbuilding Contract with due to insufficient speed, excessive fuel consumption or insufficient deadweight of the Vessel any adjustment of the purchase price under the Shipbuilding Contract by way of liquidated damages due thereto to be for Buyers’ account provided that receipt of the benefit of any such adjustment by way of deduction of an equal sum from the purchase price under this Agreement shall be the sole right and remedy of the Buyers who shall have no right to terminate this Agreement and/or to reject the Vessel and/or to claim damages as a result thereof.

Clause 19- Place of closing and documentation

Place of documentary closing: Piraeus at a mutually agreed venue. The delivery of the Vessel and closing may be at different venues, but to be at the same date and time. The procedure of the closing will be mutually agreed between Buyers and Sellers. The Buyers hereby declare and

1

confirm that the Vessel will be registered in their name under Bahamas flag subject to CSR arrangements having been concluded.

Subject to Clause 17, at the time of delivery, the Sellers are to supply the Buyers with reasonable documentation as required by the Buyers and their intended flag. The agreed list is to be incorporated into this Agreement as an Addendum.

Clause 20- Condition on delivery.

The Vessel with everything belonging to her shall be delivered and taken over by the Buyers in substantially the same condition as at time of delivery from the Builder.. The Vessel shall be delivered with her class maintained and with her classification certificates clean and without condition/recommendation by Class and free of average damage affecting class at the time of delivery, save that (a) the said certificates may not be in permanent form and that only provisional/interim certificates may be provided by the Sellers to the Buyers on the date of delivery and (b) the classification certificates may have notes which are customarily applicable to newly built Vessels and which do not affect Vessel’s class.

Clause 21- Buyers’ observer

After this Agreement has been signed by both parties and the deposit referred in Clause 2 has been lodged, whichever the later, the Buyers shall have the right to send one representative to join the Sellers’ team of supervisors currently based in Kou An Shipyard, China. The Buyers’ representative will be a member of the Sellers supervision team and be subordinate to the Sellers’ chief supervisor and shall not act without instructions from the Sellers’ chief supervisor and/or, in general, independently of the team. The Buyers’ representative will have unrestricted access to all areas of the vessel, however, he will be an observer only and will not enter into or participate in any direct or indirect dialogue or correspondence with the Builder, the Class, any sub-contractor, any supplier or their respective personnel, agents, etc. or interfere whatsoever in the supervision by the Sellers. The Buyers’ representative will be permitted to attend Sea Trials as a member of the Sellers’ team.

The Buyers’ representative will appear to the Builder as a supervisor of the Sellers. The Buyers’ representative shall sign the Sellers’ Letter of Indemnity prior to his arrival at the Builder. Prior to delivery of the Vessel a representative of the Buyers’ nominated flag state will be able to attend the sea trials as an observer only and will also sign the Sellers’ letter of Indemnity.

All matters encountered by the Buyers supervisor are to be raised towards the Builder through Sellers supervision team and rectified as far as possible under the shipbuilding contract. Sellers supervision team undertakes to pass on to the Builder all reasonable comments made by Buyers supervisor.

The Buyers’ representatives shall observe the works’ rules and regulations prevailing at the Builder’s and its sub-contractor’s premises. The Buyers’ representatives shall at all times remain the employees or agents and sole responsibility of the Buyers. The Sellers shall not be liable to the Buyers or the Buyers’ representatives for personal injuries, including death, during the time he is on the Vessel, or within the premises of either the Builder or its sub-contractors, or otherwise engaged in and about the construction of the Vessel. The Sellers shall not be liable to the Buyers for damages to, or destruction of property of the Buyers or of any of the Buyers’ representatives. The Sellers shall have the right to request that the Buyers replace a Buyers’ representative should he fail to comply with the terms of this Agreement, in which case the Buyers shall arrange forthwith for his repatriation.

Clause 22- Modifications.

At the date of signing of this Agreement, Sellers shall have made known to Buyers in writing all modifications, alterations and extras made to the Specifications and hereby agree that they will advise Buyers in good time, of any and all future material modifications/alterations/extras for

2

Buyer’s consent without increasing the purchase price under this Agreement. Should the same result in a decrease in the purchase price under the Shipbuilding Contract by US$100,000 or more then the Sellers shall request the Buyer’s consent which shall not be unreasonably withheld or delayed.

Clause 23- Familiarization

The Buyers have the right to place up to five (5) crew members at the yard and/or onboard the Vessel no more than one month prior to delivery solely for familiarization only and without interference with the construction and the fitting out in preparation of delivery of the Vessel. This is always subject to the provisions of the Shipbuilding Contract and to the approval and discretion of the Builder.

Clause 24- Deposit

The 20 pct deposit shall be made on the Initial Closing Date as provided in Article II of the Master Agreement.

Clause 25- Warranty Claims

At the time of the delivery of the Vessel under this MOA, the Sellers shall, pursuant to the terms of a separate assignment agreement, (substantially in the form of Schedule “A” hereto) assign to the Buyers, all of their rights against the Builder regarding any guarantee claims (Art. ..... of the Shipbuilding Contract). Sellers will act as agent and/or grant a POA to the Buyers to achieve the same effect at no cost to the Sellers and subject to the Buyers’ providing the Sellers with an indemnity in a form acceptable to the Sellers.

Clause 26- Non Acceptance of Vessel

In case the Sellers anticipate not accepting the Vessel on delivery from the Builder under the Shipbuilding Contract, then they are required to discuss the issues with the Buyers and the Buyers to either accept or reject the Vessel on the terms offered by the Builder within twelve (12) hours from tendering such notice to the Buyer’s or the Buyer’s representative, provided that the Buyers will take delivery of the Vessel from the Sellers under the terms of this Agreement and the rights of the Sellers, including without limitation the purchase price (but subject to Clause 18(b)), will not be affected.

In case that the Seller’s have accrued the right to rescind the Shipbuilding Contract or reject the Vessel under the Shipbuilding Contract and they do not exercise such right, the Buyers shall be entitled to refuse delivery of the Vessel under this Agreement provided Buyers shall have notified Sellers of their intention in accordance with paragraph one of this Clause.

Clause 27- Confidentiality

All negotiation, documentation exchanged and eventual sale to be kept strictly private and confidential between all parties involved as required under the relevant provision of the Master Agreement. However, should despite the efforts of all parties involved details of the sale become known or reported in the market neither the Sellers not the Buyers have the right to withdraw from the sale or fail to fulfill all their obligations under this Agreement.

Clause 28- Previous Negotiations

This Agreement supersedes all prior negotiations, representations, undertakings and agreements on any subject matter of this Agreement.

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Clause 29- Master Agreement

This Agreement is one of the “MOA”s referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith by the Sellers, the Buyers, and others. If there is any inconsistency between the terms and conditions of this Agreement and the terms and conditions of said Master Agreement with respect to the sale and purchase of the Vessel, then the terms and conditions of this Agreement shall prevail.

Notwithstanding the above, the obligations of each party under this MOA are subject to:

(i)	The Initial Closing , as defined in the Master Agreement.

(ii)	The satisfaction or waiver of each of the applicable conditions set forth in Article VIII of the Master Agreement.”

In case the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, this Memorandum of Agreement shall be automatically terminated without responsibility of any of the parties.

Clause 30- MOA Originals

This Agreement has been drawn up and executed in two originals, one of which to be retained by the Buyers and one the Sellers.

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Annex I

E 1.13

MEMORANDUM OF AGREEMENT

Norwegian Shipbrokers’ Association’s Memorandum
of Agreement for sale and purchase of
ships. Adopted by The Baltic and International
Maritime Council (BIMCO) in 1956.
                                    Code-name
         SALEFORM 1993
Revised 1966, 1983 and 1986/87.

Dated: 12/10/2007

Karyatides Maritime S.A of The Republic of the Marshall Islands

hereinafter called the Sellers have agreed to sell, and	1
Oceanaut Inc. or its guaranteed nominee
hereinafter called the Buyers have agreed to buy	2

Whereas the Sellers have entered into a shipbuilding contract dated 24 March 2006 (as same has been or may be supplemented or amended hereinafter called the “Shipbuilding Contract”) as buyer with Kou An Shipyard, China (the “Builder”) as Builder for the construction of one (1) Bulk Carrier about 53,800 DWT having Hull No KA 217 (the “Vessel”). In consideration of the aforementioned, the Sellers have agreed to sell and the Buyers have agreed to buy the Vessel on the following terms and conditions. Name: Builder’s Hull No KA 217	3

Classification Society/Class: Bureau Veritas	4
Built: 2009 (under construction) By: Kou An Shipyard, China	5
Flag: Bahamas (intended) Place of Registration: Nassau	6
Call Sign: N/A Grt/Nrt: 31260/ 17600 (about)	7
Register Number: N/A	8

hereinafter called the Vessel, on the following terms and conditions:	9

Definitions	10

“Banking days” are days on which banks are open in the following: in the country of the currency stipulated for the Purchase Price in Clause 1, at the place of the physical delivery of the Vessel and the place of closing stipulated in Clause 8.

11 12

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.	13 14

“Classification Society” or “Class” means the Society referred to in line 4.	15

1. Purchase Price US$ 64,000,000 (Sixty Four Million United States Dollars)	16

2. Deposit	17

As security for the correct fulfillment of this Agreement the Buyers shall pay a deposit of 20% (twenty per cent) of the Purchase Price as per Clause 24. This deposit shall be placed with FBB Piraeus – First Business Bank, 62 Notara & Sotiros Dios Str., Piraeus, Greece, Phone: +30 210 41 18 711, Fax: +30 210 41 32 058

18 19 20

and held by them in a joint interest bearing account for the Sellers and the Buyers, to be released in accordance with joint written instructions of the Sellers and the Buyers. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers.

21 22 23 24

3. Payment	25

80% of the said Purchase Price and the monies payable under this Agreement shall be paid in full free of bank charges to Buyer’s account with the Sellers’ nominated bank namely: CITIBANK INTERNATIONAL PLC., 47 – 49 Akti Miaouli, Piraeus, Greece, SWIFT: CITIGRAA, with CITIBANK N.A., New York, SWIFT: CITIUS33, ACCOUNT: 10992197, in favour of KARYATIDES MARITIME S.A., USD ACCOUNT: 0444175001, IBAN: GR8208400020000000444175001 one day in advance of the designated date of delivery and to be released to Sellers account simultaneously with the signing of the Protocol of Delivery and Acceptance on the date of delivery. When the Vessel is at the place of delivery and ready for delivery in accordance with the terms of this Agreement, the Buyers will take delivery of the Vessel as soon as is reasonably possible following the delivery of the Vessel from the Builder under the Shipbuilding Contract to the Sellers. The 20% deposit will be released in accordance with the joint written instructions of the Sellers and the Buyers to the Sellers nominated account together with the aforesaid balance of the Purchase Price.

26

~~on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.~~

27 28 29

4. Inspections (see clause 18)	30

~~a)*      The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in               on and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.~~

31 32 33 34

~~b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~	35 36

~~The Sellers shall provide for inspection of the Vessel at/in~~	37

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During this inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

38 39 40 41 42 43 44 45

~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

46 47 48

~~4a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.~~	49 50

5. Notices, time and place of delivery	51

a)        The Sellers shall keep the Buyers well informed of the Vessel’s building schedule and any changes to the expected delivery date. ~~itinerary~~ Notices, time and place of delivery shall be to the extent reasonably possible back-to-back with the Shipbuilding Contract. The Sellers will give 60, 30, 21, 14, 7 days approximate notice of intended delivery and three (3) banking days approximate notice of delivery , thus allowing time to the Buyers to effect the remittance as provided for in clause 3. ~~When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery~~.

52 53 54 55 56

b) The Vessel shall be delivered and taken over by the Buyers safely afloat at a safe and accessible berth or anchorage at or near the Builder’s shipyard, in the Sellers’ option, as	57 58

soon as is reasonably possible following the delivery of the Vessel from the Builder under the Shipbuilding Contract to the Sellers.

~~in the Sellers’ option.~~	59

Expected time of delivery; 30/04/2009	60

Date of canceling shall be : 28/10/2009 (see Clauses 5 c), ~~6 b~~) (iii) and 14):	61

c)        If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the canceling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new canceling date. Upon receipt of such notification the Buyers shall have the option of either canceling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new canceling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new canceling date and shall be substituted for the canceling date stipulated in line 61.

62 63 64 65 66 67 68 69 70 71

If this Agreement is maintained with the new canceling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original canceling date.

72 73 74 75 76

d)        Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter the parties obligations’ under this Agreement shall terminate.

77 78 79

~~6. Drydocking/Divers Inspection~~	~~80~~

~~a)**   The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

~~81 82 83 84 85 86 87~~

~~b)**   (i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.~~

~~88 89 90 91 92 93 94 95~~

~~(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society without condition/recommendation*. In such event the Sellers are to pay also for the cost of~~

~~96 97 98 99 100 101 102 103 104 105~~

~~the underwater inspection and the Classification Society’s attendance.~~	~~106~~

~~(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the canceling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.~~

~~107 108 109 110 111 112 113 114~~

~~c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above~~	~~115~~

~~(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

~~116 117 118 119 120 121 122 123 124 125 126 127~~

~~(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.~~

~~128 129 130 131 132~~

~~(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation* as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.~~

~~133 134 135 136 137~~

~~(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.~~	~~138 139~~

~~(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).~~

~~140 141 142 143 144 145 146 147 148 149~~

~~* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.~~	~~150 151~~

~~** 6a) and 6b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6a) to apply.~~	~~152 153~~

7. Spares/bunkers, etc.	154

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail end shaft(s) and/or spare propeller(s)/propeller blade(s) if any~~,~~ belonging to the Vessel at the time of the delivery by the

155 156 157

Builder under the Shipbuilding Contract  ~~inspection~~ used or unused, whether on board or not shall become the Buyers’ property,  ~~but spares on order are to be excluded~~. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail end shaft(s) and spare propeller(s)/propeller blades(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and navigational and wireless equipment shall be included in the sale without extra payment. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment.

158 159 160 161 162 163 164

~~The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. Captain’s, Officers’ and Crew’s personal belongings including the slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):~~

165 166 167 168 169

Certificates, manuals, instruction books and/or the finished plans given by the Builder to the Sellers in relation to the Vessel to be included in the sale and to be delivered to the Buyers at the shipyard.

The Buyers shall take over the remaining bunkers and lubricating oils in ~~sealed~~ drums or designated storage tanks and pay the Sellers’ cost prices including all discounts supported by vouchers/invoices. Lubs at list price less 40%.

~~The Buyers shall take over the remaining bunkers and unusued lubricating oils in storage tanks and sealed drums and pay the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel~~.

170 171 172
Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.	173 174

8. Documentation (see clause 19)	175

~~The place of closing:~~	176

~~In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:~~	177 178

~~a)        Legal Bill of Sale in a form recordable in            (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.~~

179 180 181 182

~~b) Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.~~	183 184

~~c) Confirmation of Class issued within 72 hours prior to delivery.~~	185

~~d) Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.~~	186 187

~~e)       Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 (four) weeks after the Purchase Price has been paid and the Vessel has been delivered.~~

188 189 190 191 192 193

~~f)        Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.~~

194 195 196

~~At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.~~

197 198 199

~~At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as~~ 	200

~~all plans etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. Other technical documentation which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same.~~

201 202 203 204 205 206

9. Encumbrances	207

The Sellers warrant that the Vessel, at the time of delivery, is free from all ~~charters~~, encumbrances, mortgages and maritime liens or any other debts whatsoever. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

208 209 210 211

10. Taxes, etc.	212

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

213 214 215

11. Condition on delivery (see clause 20)	216

~~The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted.~~

217 218 219

~~However, the Vessel shall be delivered with her class maintained without condition/ recommendation*, free of average damage affecting the Vessel’s class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by Class or the relevant authorities at the time of delivery.~~

220 221 222 223 224

~~“Inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.~~

225 226 227

~~* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.~~	228 229

~~12. Name/markings (see clause 7)~~ 	230

~~Upon delivery the Buyers undertake to change the name of the Vessel and after funnel markings.~~	231

13. Buyers’ default	232

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.

233 234 235

Should the Purchase Price or any other payments under this Agreement not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

236 237 238 239

14. Sellers’ default	240

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 or fail to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of canceling this Agreement provided always that the Sellers shall be granted a maximum of 3 banking days after Notice of Readiness has been given to make arrangements for the

241 242 243 244

documentation set out in Clause 19 If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically in every respect ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness has been given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

245 246 247 248 249 250

Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement.

251 252 253 254

~~15. Buyers’ representative~~ (see Clause 21)	255

~~After this Agreement has been signed by both parties and the deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense upon arrival at                 on or about~~

256 257 258

~~These representatives are on board for the purpose of familiarization and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers’ representatives shall sign the Sellers’ letter of indemnity prior to their embarkation.~~

259 260 261

16. Arbitration	262

a)*      This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London before three arbitrators in accordance with the Arbitration Act 1996 ~~s 1950 and 1979~~ or any statutory modification or re-enactment thereof for the time being in force and the terms of the London Maritime Arbitration Association then in force. One arbitrator being appointed by each party. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days ~~failing which the decision of the single arbitrator appointed shall apply~~. If that party does not appoint its own arbitrator within the fourteen days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of the sole arbitrator shall be binding on both parties as if it had been appointed by agreement. The two arbitrators property appointed shall appoint the third arbitrator who shall act as chairman of the Tribunal.

263 264 265 266 267 268 269 270

~~b)*     This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court.~~

271 272 273 274 275 276
~~The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~	277 278

~~c)* Any dispute arising out of this Agreement shall be referred to arbitration at , subject to the procedures applicable there. The laws of shall govern this Agreement.~~	279 280 281

~~16a), 16b) and 16c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16a) to apply.~~	~~282 283~~

 Rider clauses 17- 30 attached hereto constitute an integral part of this Agreement.

The Sellers	The Buyers

Appendix to Memorandum of Agreement Code-name SALEFORM 1993- Dated

12th October 2007 – 53,800 DWT Bulk Carrier Hull No. KA 217.

Clause 17- Flag and registration

It is the intention of the parties that the Vessel will be delivered to the Buyers as soon as is reasonably possible following delivery of the Vessel to the Sellers by the Builders. Notwithstanding the foregoing, if the Initial Closing has not taken place by the date falling 30 days prior to the anticipated date of delivery of the Vessel by the Builders to the Sellers (and the Master Agreement has not been terminated), then the Sellers may by notice in writing to the Buyers elect to retain ownership of the Vessel and trade the Vessel until such time after the Initial Closing that the Vessel is next free of cargo in a non-USA, non-Australian port. In such case, and notwithstanding any provision of this Agreement to the contrary, the Vessel shall be delivered and taken over by the Buyers safely afloat at such safe and accessible port, anchorage and/or safe and accessible berth always safely afloat at the Sellers’ option  (place of delivery in accordance with Vessel’s trade/charter obligations) and otherwise in accordance with the terms and provisions set out in Schedule “B” with logical amendments.

Until the delivery of the Vessel under the terms of the Shipbuilding Contract the Sellers will continue to supervise the construction and perform their duties and obligations regarding the construction of the Vessel according to the Shipbuilding Contract without interference whatsoever from the Buyers subject to Clause 21 or, subject to Clause 26, without the imposition of any additional duties as a result of this Agreement. For the avoidance of doubt, and subject always to the Buyers’ rights under Clause 18 (b) and 26, the Sellers shall at their sole discretion determine how and when they shall exercise their rights and perform their duties under the Shipbuilding Contract.

Clause 18 - Review of the Shipbuilding Contract and the Specifications - Adjustment of Contract Price

(a) The Buyers have reviewed, inspected and accepted the following documents:

•      Specification dated March 24, 2006.

•      Manufacturer’s list dated March 24, 2006 as finally agreed by the Sellers.

•      General Arrangement Plan.

The Sellers shall deliver to the Buyers a copy of the Shipbuilding Contract (with the amount of the purchase price, installments and other financial terms deleted) upon payment by the Buyers of the Deposit in accordance with Clause 2.

The Buyers shall treat all documentation received with respect to the construction of the Vessel as private and confidential and shall not disclose any of it to any third party. The Buyers agree to respect and be bound by the Builder’s rights to these documents in accordance with the terms and conditions of the Shipbuilding Contract.

(b) So long as Sellers’ shall not have accrued the right to terminate the Shipbuilding Contract with due to insufficient speed, excessive fuel consumption or insufficient deadweight of the Vessel any adjustment of the purchase price under the Shipbuilding Contract by way of liquidated damages due thereto to be for Buyers’ account provided that receipt of the benefit of any such adjustment by way of deduction of an equal sum from the purchase price under this Agreement shall be the sole right and remedy of the Buyers who shall have no right to terminate this Agreement and/or to reject the Vessel and/or to claim damages as a result thereof.

Clause 19- Place of closing and documentation

Place of documentary closing: Piraeus at a mutually agreed venue. The delivery of the Vessel and closing may be at different venues, but to be at the same date and time. The procedure of the closing will be mutually agreed between Buyers and Sellers. The Buyers hereby declare and

1

confirm that the Vessel will be registered in their name under Bahamas flag subject to CSR arrangements having been concluded.

Subject to Clause 17, at the time of delivery, the Sellers are to supply the Buyers with reasonable documentation as required by the Buyers and their intended flag. The agreed list is to be incorporated into this Agreement as an Addendum.

Clause 20- Condition on delivery.

The Vessel with everything belonging to her shall be delivered and taken over by the Buyers in substantially the same condition as at time of delivery from the Builder.. The Vessel shall be delivered with her class maintained and with her classification certificates clean and without condition/recommendation by Class and free of average damage affecting class at the time of delivery, save that (a) the said certificates may not be in permanent form and that only provisional/interim certificates may be provided by the Sellers to the Buyers on the date of delivery and (b) the classification certificates may have notes which are customarily applicable to newly built Vessels and which do not affect Vessel’s class.

Clause 21- Buyers’ observer

After this Agreement has been signed by both parties and the deposit referred in Clause 2 has been lodged, whichever the later, the Buyers shall have the right to send one representative to join the Sellers’ team of supervisors currently based in Kou An Shipyard, China. The Buyers’ representative will be a member of the Sellers supervision team and be subordinate to the Sellers’ chief supervisor and shall not act without instructions from the Sellers’ chief supervisor and/or, in general, independently of the team. The Buyers’ representative will have unrestricted access to all areas of the vessel, however, he will be an observer only and will not enter into or participate in any direct or indirect dialogue or correspondence with the Builder, the Class, any sub-contractor, any supplier or their respective personnel, agents, etc. or interfere whatsoever in the supervision by the Sellers. The Buyers’ representative will be permitted to attend Sea Trials as a member of the Sellers’ team.

The Buyers’ representative will appear to the Builder as a supervisor of the Sellers. The Buyers’ representative shall sign the Sellers’ Letter of Indemnity prior to his arrival at the Builder. Prior to delivery of the Vessel a representative of the Buyers’ nominated flag state will be able to attend the sea trials as an observer only and will also sign the Sellers’ letter of Indemnity.

All matters encountered by the Buyers supervisor are to be raised towards the Builder through Sellers supervision team and rectified as far as possible under the shipbuilding contract. Sellers supervision team undertakes to pass on to the Builder all reasonable comments made by Buyers supervisor.

The Buyers’ representatives shall observe the works’ rules and regulations prevailing at the Builder’s and its sub-contractor’s premises. The Buyers’ representatives shall at all times remain the employees or agents and sole responsibility of the Buyers. The Sellers shall not be liable to the Buyers or the Buyers’ representatives for personal injuries, including death, during the time he is on the Vessel, or within the premises of either the Builder or its sub-contractors, or otherwise engaged in and about the construction of the Vessel. The Sellers shall not be liable to the Buyers for damages to, or destruction of property of the Buyers or of any of the Buyers’ representatives. The Sellers shall have the right to request that the Buyers replace a Buyers’ representative should he fail to comply with the terms of this Agreement, in which case the Buyers shall arrange forthwith for his repatriation.

Clause 22- Modifications.

At the date of signing of this Agreement, Sellers shall have made known to Buyers in writing all modifications, alterations and extras made to the Specifications and hereby agree that they will advise Buyers in good time, of any and all future material modifications/alterations/extras for

2

Buyer’s consent without increasing the purchase price under this Agreement. Should the same result in a decrease in the purchase price under the Shipbuilding Contract by US$100,000 or more then the Sellers shall request the Buyer’s consent which shall not be unreasonably withheld or delayed.

Clause 23- Familiarization

The Buyers have the right to place up to five (5) crew members at the yard and/or onboard the Vessel no more than one month prior to delivery solely for familiarization only and without interference with the construction and the fitting out in preparation of delivery of the Vessel. This is always subject to the provisions of the Shipbuilding Contract and to the approval and discretion of the Builder.

Clause 24- Deposit

The 20 pct deposit shall be made on the Initial Closing Date as provided in Article II of the Master Agreement.

Clause 25- Warranty Claims

At the time of the delivery of the Vessel under this MOA, the Sellers shall, pursuant to the terms of a separate assignment agreement, (substantially in the form of Schedule “A” hereto) assign to the Buyers, all of their rights against the Builder regarding any guarantee claims (Art. ..... of the Shipbuilding Contract). Sellers will act as agent and/or grant a POA to the Buyers to achieve the same effect at no cost to the Sellers and subject to the Buyers’ providing the Sellers with an indemnity in a form acceptable to the Sellers.

Clause 26- Non Acceptance of Vessel

In case the Sellers anticipate not accepting the Vessel on delivery from the Builder under the Shipbuilding Contract, then they are required to discuss the issues with the Buyers and the Buyers to either accept or reject the Vessel on the terms offered by the Builder within twelve (12) hours from tendering such notice to the Buyer’s or the Buyer’s representative, provided that the Buyers will take delivery of the Vessel from the Sellers under the terms of this Agreement and the rights of the Sellers, including without limitation the purchase price (but subject to Clause 18(b)), will not be affected.

In case that the Seller’s have accrued the right to rescind the Shipbuilding Contract or reject the Vessel under the Shipbuilding Contract and they do not exercise such right, the Buyers shall be entitled to refuse delivery of the Vessel under this Agreement provided Buyers shall have notified Sellers of their intention in accordance with paragraph one of this Clause.

Clause 27- Confidentiality

All negotiation, documentation exchanged and eventual sale to be kept strictly private and confidential between all parties involved as required under the relevant provision of the Master Agreement. However, should despite the efforts of all parties involved details of the sale become known or reported in the market neither the Sellers not the Buyers have the right to withdraw from the sale or fail to fulfill all their obligations under this Agreement.

Clause 28- Previous Negotiations

This Agreement supersedes all prior negotiations, representations, undertakings and agreements on any subject matter of this Agreement.

3

Clause 29- Master Agreement

This Agreement is one of the “MOA”s referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith by the Sellers, the Buyers, and others. If there is any inconsistency between the terms and conditions of this Agreement and the terms and conditions of said Master Agreement with respect to the sale and purchase of the Vessel, then the terms and conditions of this Agreement shall prevail.

Notwithstanding the above, the obligations of each party under this MOA are subject to:

(i)	The Initial Closing , as defined in the Master Agreement.

(ii)	The satisfaction or waiver of each of the applicable conditions set forth in Article VIII of the Master Agreement.”

In case the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, this Memorandum of Agreement shall be automatically terminated without responsibility of any of the parties.

Clause 30- MOA Originals

This Agreement has been drawn up and executed in two originals, one of which to be retained by the Buyers and one the Sellers.

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ANNEX J

MEMORANDUM OF AGREEMENT

Norwegian Shipbrokers’ Association’s Memorandum
of Agreement for sale and purchase of
ships. Adopted by The Baltic and International
Maritime Council (BIMCO) in 1956.
                                    Code-name
         SALEFORM 1993
Revised 1966, 1983 and 1986/87.

Dated: 12/10/2007

Ikeston Star Shipping Inc of British Virgin Islands.

hereinafter called the Sellers, have agreed to sell, and

Oceanaut Inc. or its guaranteed nominee		1

hereinafter called the Buyers, have agreed to buy		2

Name: M/V “BERGEN MAX”		3

Classification Society/Class:	Buraeu Veritas	4

Built: 1/1994	By: Hyundai Heavy Industries, Ulsan, South Korea.	5

Flag: Isle of Man	Place of Registration: Douglas (Isle of Man) UK	6

Call Sign: MGSX9	Grt/Nrt: 39012 / 24407	7

Register Number:	737471	8

hereinafter called the Vessel, on the following terms and conditions:		9

Definitions		10

“Banking days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 and in the place of closing stipulated in Clause 8.		11 12

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.		13 14

“Classification Society” or “Class” means the Society referred to in line 4.		15

1. Purchase Price		16

USD 50,000,000 cash (Fifty Million United States Dollars) only.

2. Deposit		17

As security for the correct fulfillment of this Agreement the Buyers shall pay a deposit of 20% (twenty per cent) of the Purchase Price as per Clause 17. ~~within 3 (three) banking days from the date of this Agreement by both parties~~. This deposit shall be placed with FBB – First Business Bank, 62 Notara & Sotiros Dios Str, Piraeus, Greece. Phone: + 30 210 41 18 711, Fax : + 30 210 41 32 058.

		18 19 20

and held by them in a joint account between Sellers and the Buyers “Ref 20% deposit for M/V “Bergen Max”: , to be released in accordance with joint written instructions of the Sellers and the Buyers. The Buyers to produce all documents required for the opening of the joint account. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers. The expenses for the opening of the joint account and the closing fees to be shared equally between the Sellers and the Buyers

		21 22 23 24

3. Payment (See also Clause 17)		25

The said Purchase Price shall be paid in full free of bank charges to Sellers to: CITIBANK INTERNATIONAL PLC., 47- 49 Akti Miaouli, Piraeus, Greece, SWIFT: CITIGRAA, with CITIBANK N.A., NEW YORK, SWIFT: CITIUS33, ACCOUNT: 10992197, in favour of IKESTON STAR SHIPPING INC, USD ACCOUNT: 0444010002, IBAN: GR3908400020000000444010002, on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.

		26 27 28 29

4. Inspections	30

~~The Buyers have waived their right to inspect the Vessel and her class records.~~

a)*      The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in Surabaya, Indonesia on 2-3 October 2007 and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.

31 32 33 34

b)* ~~The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~	35 36

~~The Sellers shall provide for inspection of the Vessel at/in~~	37

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

38 39 40 41 42 43 44 45

~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

46 47 48

* 4 a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.	49 50

5. Notices, time and place of delivery	51

a)        The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with 30 20,15, 7, 5 and 2 days approximate ~~definite~~ and 24 hours definite notice of the estimated time of arrival at the intended place of ~~drydocking~~/underwater inspection/delivery. When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.

52 53 54 55 56

b)        The Vessel shall be delivered and taken over cargo free and stowaways free at a safe and accessible port, anchorage, and/or safe and accessible berth always safely afloat at Sellers’ option at a place to be agreed but in any event at a non-USA non- Australian port. Place of delivery in accordance with Vessel’s trade/charter obligation.

57 58 59

Expected time of delivery: To be agreed.	60

Date of canceling: As per Clause 23 ~~(see Clauses 5 c), 6 b) (iii) and 14): 30th September, 2006~~ in Buyers’ option but if vessel is on a sea passage that takes her beyond this date, then the vessel will be delivered at the first next port of call but immediately after the original canceling date ~~after 30th September, 2006~~ and therefore canceling date will be extended accordingly.	61

c)        If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the cancelling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new cancelling date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new cancelling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new cancelling date and shall be substituted for the cancelling date stipulated in line 61.

62 63 64 65 66 67 68 69 70 71

If this Agreement is maintained with the new cancelling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original cancelling date.

72 73 74 75 76

d)        Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter this Agreement shall be null and void.

77 78 79
6. Drydocking/Divers Inspection	80
81

a)**    ~~The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

82 83 84 85 86 87
88

b)**    (i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.

89 90 91 92 93 94 95
96

(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society without condition/recommendation*. In such event the Sellers are to pay also for the cost of the underwater inspection and the Classification Society’s attendance.

97 98 99 100 101 102 103 104 105 106

The Buyers’ Class and the Sellers’ Class shall at all times be the sole arbitrators as to whether underwater damage, if any, imposes condition/recommendation of class. The decision of class as to whether underwater damage, if any, imposes a condition and/or recommendation of class shall be final and binding for both parties. Notice of Readiness not to be tendered prior completion of the underwater inspection.

If damage affecting class found, that does not necessitate immediate docking, Buyers and Sellers authorised representatives to meet to try to agree a compensation amount for Buyers taking over the vessel with such damages, if cannot agree, repair quotes to be obtained from two reputable repair yards nearest to the delivery port, one yard to be chosen by each party, with compensation amount to be the average of the two repair quotes.

(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry- docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the cancelling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.

107 108 109 110 111 112 113 114

c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above	115

(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the

116 117 118 119 120 121 122

inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.

123 124 125 126 127

(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.

128 129 130 131 132

(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation*as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.

133 134 135 136 137

(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.	138 139

(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).

140 141 142 143 144 145 146 147 148 149

* Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.	150 151

** ~~6 a) and 6 b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6 a) to apply.~~	~~152 153~~

7. Spares/bunkers, etc.	154

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel ~~at the time of inspection~~ used or unused, whether on board or not shall become the Buyers’ property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and all navigational and wireless equipment shall be included in the sale without extra payment if they are the property of the Sellers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. Loading Instrument including software together with all items required by the Classification or Flag Administration will remain onboard being included in the sale.

155 156 157 158 159 160 161 162 163 164

The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. ~~Captain’s~~, Master’s Officers’ and Crew’s personal belongings including the Master’s slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):

165 166 167 168 169
Globe wireless equipment Unitor ~~equipment including~~ gas bottles

The Buyers to pay extra shall take over the remaining bunkers and for unused lubricating oils in vessel’s designated storage tanks and-or in unbroached/sealed drums, always without having passed through the system recycled, at Sellers last invoiced net purchased prices excluding cost of barging evidenced by original invoices/vouchers for the bunkers and at list price less 40% for the lubs. Two days prior vessel’s delivery ROB luboil quantities as well as the estimated lubs on delivery will be jointly measured and agreed by the Sellers and Buyers representatives. Price to be at list less 40%. Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.

170 171 172

8. Documentation (See Clause 17)	175

The place of closing: Piraeus, Athens, Greece.	176

~~In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:~~	~~177 178~~

~~a)        Legal Bill of Sale in a form recordable in (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.~~

~~179 180 181 182~~

~~b) Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.~~	~~183 184~~

~~c) Confirmation of Class issued within 72 hours prior to delivery.~~	~~185~~

~~d) Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.~~	~~186 187~~

~~e)        Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 (four) weeks after the Purchase Price has been paid and the Vessel has been delivered.~~

~~188 189 190 191 192 193~~

~~f)         Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.~~

~~194 195 196~~

At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.

197 198 199

At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as all Plans/drawings/instructionbooks relative to main engine and auxiliaries/SOPEP/publications as on board, etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. All other technical documentation and plans, etc. ashore which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same.

200 201 202 203 204 205 206

9. Encumbrances	207

The Sellers warrant that the Vessel, at the time of delivery, is free from all ~~charters~~, encumbrances, mortgages and/or maritime liens or any other debts and/or claims whatsoever against the Vessel and/or the Sellers. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

208 209 210 211

10. Taxes, etc.	212

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

213 214 215

11. Condition on delivery	216
The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be	217 218

delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered with her ~~present~~ Class ~~fully~~ maintained without condition/recommendation*, ~~and~~ free of average damage affecting the Vessel’s Class,and with her ~~All~~ Classification Certificates and her National and International Certificates ~~to be clean~~, as well as all other certificates the Vessel had at the time of inspection, clean, valid and unextended without condition/ recommendation by Class or the relevant Authorities at the time of Delivery. CSM items to be clean and up to ~~the~~ date at the time of the Vessel’s delivery ~~or as on board without any extensions or outstanding without condition/recommendation* by Class or the relevant authorities at the time of delivery~~. Certificates of Liferafts, CO2, Fire Extinguishers etc to be clean and valid at the time of delivery. “Inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

219 220 221 222 ~~223~~ 224 225 226 227
* Notes, if any, in the surveyor’s reports which are accepted by the Classification Society without condition/recommendation are not to be taken into account.	228 229

12. Name/markings	230

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings.	231

13. Buyers’ default	232

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.

233 234 235

Should the Purchase Price not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

236 237 238 239

14. Sellers’ default	240

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 a) or fail to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of cancelling this Agreement provided always that the Sellers shall be granted a maximum of 3 banking days after Notice of Readiness has been given to make arrangements for the documentation set out in Clause 8. If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

241 242 243 244 245 246 247 248 249 250

Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement

251 252 253 254

15. Buyers’ representatives	255

After this Agreement has been signed by both parties and the 20% deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense ~~upon arrival at on or about~~ at the first convenient port/place. For those vessels that will be delivered on the Closing Date as defined in the Supplemental Agreement, the Buyers shall have the right to place two representatives on board the vessel at their sole risk and expense on the date Oceanaut obtains shareholder approval, or on such earlier date as deemed necessary, so as to ensure reps have a minimum two week familiarization period onboard.

These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the manning of the Vessel/operation of the Vessel and/or crews normal working practice. The Buyers’ representatives shall sign the usual ~~Sellers’~~ P and I Club letter of indemnity prior to their embarkation.

256 257 258 259 260 261

16. Arbitration	262

a)*      This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London before three Arbitrators in accordance with the Arbitration Act 1996 or any statutory modification or

263 264

re-enactment thereof for the time being in force and the terms of the London Maritime Arbitration Association then in force, one arbitrator being appointed by each party.

On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days.

If that party does not appoint its own arbitrator within the fourteen days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of the sole arbitrator shall be binding on both parties as if it had been appointed by agreement. The two arbitrators properly appointed shall appoint the third arbitrator who shall act as chairman of the Tribunal.

265 267 268 269 266 267 268 269 270

~~b)*      This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~

~~271 272 273 274 275 276 277 278~~

~~c)* Any dispute arising out of this Agreement shall be referred to arbitration at , subject to the procedures applicable there. The laws of shall govern this Agreement.~~	~~279 280 281~~

* 16 a), 16 b) and 16 c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16 a) to apply.	282 283

Additional Clauses from 17 to 29 form an integral part of this Memorandum of Agreement

For the Sellers (1)	For the Buyers (1)

Appendix to Memorandum of Agreement Code-name SALEFORM 1993-Dated

12th October 2007 – M/V “BERGEN MAX”

CLAUSE 17

The 20 pct deposit shall be made on the Initial Closing Date as defined in Clause 2.4(b) of the Master Agreement referred to in Clause 29 hereof. The 20 pct deposit and balance of 80 pct together with extra payment for luboils and or bunkers, to be paid on day of delivery at Sellers’ nominated bank against delivery documents reasonably needed by Buyers to acquire legal ownership and register the vessel under her new flag. Such documents to be mutually agreed and listed in an Addendum to the Memorandum of Agreement. but shall include, without limitation, the closing deliveries as required by Clause 2.2 and 2.4 of the Master Agreement as well as each party’s respective officer certificate dated the Initial Closing Date setting forth names and signatures of signatories to MOA and other related documents as well certifying and attaching charter documents of such party in effect as of the date of the Initial Closing Date and duly executed shareholder and director resolutions approving the entry into the Master Agreement referred to in Clause 29 hereof, this MOA, other related documents and the transactions contemplated hereby and thereby. Signing of the Addendum shall not delay signing of MoA and lodging of the deposit.

CLAUSE 18

Sellers to confirm in writing on delivery that to the best of their knowledge the vessel:

-	is not blacklisted by any Arab countries / nations or any other countries or organizations;
-	has not touched bottom since her last dry docking.

CLAUSE 19

Vessel to be delivered with balance of her present Time Charter attached to Bunge the rate and terms and conditions as per relevant Charter Party dated_________ Total commission under the Time Charter Party is 5 pct.

Tripartite Novation Agreement (substantially in the form of Schedule “A” hereto) to be duly executed by Sellers, Buyers and Time Charterers. Sellers shall use their reasonable commercial endeavours to obtain the execution of such Novation Agreement by the Time Charterers, failing which Sellers to assign the benefit of the Time Charter to Buyers at the time of delivery of the Vessel under this Agreement provided that if the Charter Party does not include an option in favour of the Sellers to sell the Vessel, Seller’s shall have obtained Charterers written consent to the change of ownership and management of the Vessel. Sellers shall indemnify and keep indemnified Buyers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to time of delivery of the Vessel under this Agreement. Buyers shall indemnify and keep indemnified the Sellers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party from time of delivery of the Vessel under this Agreement.

1

CLAUSE 20

All negotiation and eventual sale to be kept strictly private and confidential between all parties involved except where required by Statutory or U.S. Stock listed requirements. However should despite the efforts of all parties involved details of the sale become known or reported in the market neither the Sellers not the Buyers have the right to withdraw from the sale or fail to fulfill all their obligations under this Agreement.

This Memorandum of Agreement is drawn up in two originals with even tenor and date. One original shall be retained by the Sellers and one original shall be retained by the Buyers.

CLAUSE 21

Vessel to be delivered with holds swept, clean and dry on completion of last voyage, prior delivery.

CLAUSE 22

Sellers to confirm that vessel has not traded during the last two (2) years in CIS Pacific Countries, but if traded, then, a valid Phytosanitary Certificate to be presented.

CLAUSE 23

Canceling date to be sixty (60) days after Initial Closing Date.

CLAUSE 24

Seller has good and marketable title to, is the exclusive legal and equitable owner of, and has the unrestricted power and right to sell, assign and deliver the Vessel.

CLAUSE 25

Each party hereto is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to enter into this MOA and the transactions contemplated hereby. Each party hereto is duly qualified to conduct business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (as defined in the Master Agreement).

CLAUSE 26

Each party hereto has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this MOA and otherwise to carry out its obligations hereunder. The execution and delivery of this MOA and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. No other corporate or other action or proceeding on the part of either party hereto is necessary to authorize this MOA or the consummation of the transactions contemplated hereby. This MOA has been

2

duly executed by each party hereto and, when delivered, will constitute the valid and binding obligation of each such party, enforceable against each such party in accordance with its terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

CLAUSE 27

The execution, delivery and performance of this MOA by each party hereto and the consummation by such party of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its respective charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract to which such party is a party thereto or by which any property or asset of such party is bound or affected, (iii) result in a violation of any law, rule, statute or regulation to which such party is subject or (iv) result in any violation of any order, judgment, injunction, decree or other restriction of any governmental authority to which such party is subject, or by which any property or asset of such party is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (as defined in the Master Agreement).

CLAUSE 28

Neither party is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any governmental authority or other person or entity in connection with the execution, delivery and performance by such party of this MOA, other than those that have been made or obtained by such party prior to the date of this MOA.

CLAUSE 29

This Agreement is one of the “MOA”s referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith by the Sellers, the Buyers, and others. If there is any inconsistency between the terms and conditions of this Agreement and the terms and conditions of said Master Agreement with respect to the sale and purchase of the Vessel, then the terms and conditions of this Agreement shall prevail.

Notwithstanding the above, the obligations of each party under this MOA are subject to:

(i)	The Initial Closing as defined in the Master Agreement.
(ii)	The satisfaction or waiver of each of the applicable conditions set forth in Article VIII of the Master Agreement.”

In case the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, this Memorandum of Agreement shall be automatically terminated without responsibility of any of the parties.

3

Schedule A

To Memorandum of Agreement Code-name SALEFORM 1993- Dated

12th October 2007 – M/V “BERGEN MAX”

FORM OF NOVATION AGREEMENT

THIS NOVATION AGREEMENT is made on [     ]

BETWEEN

(a)	[ ] (the “Sellers”) of [ ];
(b)	[ ] (the “Buyers”) of the [ ]; and
(c)	[ ] (the “Charterers”) of [ ].

WHEREAS

(a)

By a charter party dated [  ] [as amended by [  ] dated [    ], together] the “Charter Party”) on the [     ] form made between the Sellers as owners and the Charterers as charterers, the Sellers chartered their m.v. “[  ]” (the “Vessel”) to the Charterers for an original period of [               ].

(b)

By a memorandum of agreement (as amended from time to time, the “MOA”) dated [  ] made between the Sellers and the Buyers, the Sellers agreed to sell and transfer title to the Vessel to the Buyers and the Buyers agreed to purchase the Vessel from the Sellers.

IT IS HEREBY AGREED by and between the parties hereto as follows:-

1.	The Charterers hereby approve the change of ownership of the Vessel pursuant to the MOA.
2.

With effect from the date and time of delivery (the “Delivery Date”) of the Vessel to the Buyers under the MOA, as evidenced by a protocol of physical delivery of the Vessel executed by the Sellers and the Buyers to be provided to the Charterers by fax (fax no. + [          ], attention: [          ] ), the Buyers shall be substituted for the Sellers as Owners (as that term is defined in the Charter Party) under the terms of the Charter Party which shall (subject to the provisions of Clause 3 hereof) thereafter be construed and treated in all respects as if the Buyers were named in the place of the Sellers as a party to the Charter Party.

3.	Save as is otherwise provided for in this agreement, with effect from the Delivery Date:
(a)	the Sellers shall be released by the Charterers from their obligations under the Charter Party;
(b)

the Buyers shall assume the obligations of the Owners to be performed with effect from the Delivery Date, which obligations the Sellers would otherwise have had under the Charter Party but for the release of the

4

Sellers at paragraph 3(a), and the Buyers agree to be bound by all the provisions of the Charter Party as from the Delivery Date;

(c)

the Buyers shall indemnify and keep indemnified the Sellers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party commencing on the Delivery Date; and

(d)

the Sellers shall have no liability to the Charterers with respect to claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party commencing on the Delivery Date.

4.

Notwithstanding anything contained herein to the contrary, the Sellers and the Charterers shall not be released from any obligations or liabilities under the Charter Party which either of them has or may have towards the other in respect of any claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to the Delivery Date (and their respective rights under the Charter Party in relation thereto shall remain unaffected by this Agreement), and the Sellers shall indemnify and keep indemnified the Buyers in respect of all claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party up to the Delivery Date, and the Charterers shall have no claims, recourse, rights or remedies against the Buyers and/or the Vessel in respect thereof, the Charterers’ sole recourse to be against the Sellers. The Buyers shall have no liability to the Charterers with respect to claims, liabilities, expenses, losses or damages (if any) or matters arising out of or in connection with the Charter Party with respect to the period of the Charter Party prior to the Delivery Date.

5.

The Sellers will on the Delivery Date pay to the Buyers an amount estimated to be equal to any advance charter hire paid to the Sellers by the Charterers in respect of any period of the Charter Party after the Delivery Date. The parties agree that the exact amount is to be finalized as soon as possible after the Delivery Date. Payment of all other hire under Clause [  ] of the Charter Party shall be made as follows:

(a)	hire shall be paid to the Sellers with respect to the period of the Charter Party up to and including the Delivery Date;
(b)	hire shall be paid to the Buyers with respect to the period of the Charter Party from the Delivery Date to the account of the Buyers provided at Clause 6 hereof.
6.	The account of the Buyers to which the Sellers or the Charterers, as the case may be, will pay hire in accordance with Clause 5 hereof is as follows:

[  ]

7.

The Vessel will be renamed m.v. “[  ]” following the Delivery Date and will fly the [  ] flag, and the parties agree and accept with effect from the Delivery Date that the Charter Party be and is amended to reflect the following:

5

Owners’ P&I Club: [  ]

Hull and Machinery Value: US$[               ]

Class of Vessel: [   ].

8.

The Buyer recognizes the right of the Charterer under Clause [     ] of the Charter Party to add any off-hire period to the time charter period (which has not already been added thereto) - being a total of [     ] days up to and including, regardless of whether the relevant off-hire event occurred prior to or following the Delivery Date.

9.

The Sellers and the Charterers shall execute and do all such assurances, acts, deeds, matters and things as the Buyers may reasonably require from time to time for the purpose of perfecting the transfer of rights and obligations intended to be effected by this agreement.

10.	No provision of this agreement may be amended, changed, waived, discharged or terminated, except in writing signed by each of the parties hereto.
11.	If any provision of this agreement is or subsequently becomes void, unenforceable or illegal, that shall not affect the validity, enforceability or legality of the other provisions of this agreement.
12.

This agreement shall also be governed by and construed in accordance with English law and Clause [          ] of the Charter Party shall apply to this Agreement as if set out herein in full with logical amendments so that any of the parties to this Agreement may commence proceedings against, or have proceedings commenced against them by, any of the other parties to this Agreement.

13.	Save for the amendments and supplements thereto introduced by this Agreement, the Charter Party shall remain in full force and effect.

IN WITNESS WHEREOF the duly authorised representatives of the parties hereto have executed this Agreement, and the same has been delivered and rendered effective, the day and year first hereinbefore written.

SIGNED by	)
for and on behalf of	)
[ ]	)

SIGNED by	)
for and on behalf of	)
[ ]	)

SIGNED by	)
for and on behalf of	)
[ ]	)

6

Annex K

October 8, 2007

The Board of Directors

Oceanaut, Inc.

17th Km National Rd Athens

Lamia & Finikos Street Nea Kifisia

Athens, 145 64

Greece

Gentlemen:

We have been advised that, pursuant to the Master Agreement, draft dated October 7, 2007 (the “Master Agreement”), between Oceanaut, Inc. (the “Company”) certain entities (each, a “Seller” and collectively, the “Sellers”) and certain entities (each, an “Investor” and collectively, the “Investors”) the Company will purchase each of the Seller’s right, title and interest in and to nine Vessels (each, a “Vessel, collectively, the “Vessels” and the “Vessel Sale and Purchase”) for the aggregate purchase price of $700,000,000 (the “Aggregate Purchase Price”) and the Company will issue 10,312,500 shares of the Company’s common stock at a price per share of $8.00 (the “Per Share Purchase Price”) for an aggregate investment of $82,500,000 (the “Investment”). The consummation of the Investment is a condition precedent to the Vessel Sale and Purchase. In connection with the Vessel Sale and Purchase, for each Vessel delivered, the Sellers will provide copies of duly executed contracts or agreements for the leasing of such Vessel at terms reasonably acceptable to the Company (the “Charters” and collectively, the Vessels and the Charters are hereinafter referred to as the “Assets”). Collectively, the Vessel Sale and Purchase, the Investment and the Charters are hereinafter referred to as the “Transaction”. The terms and conditions of the Transaction are more specifically set forth in each of the Master Agreement and the Memoranda of Agreement referred to therein and the Investment Agreement, draft dated October 7, 2007 (the “Investment Agreement”).

We note that Excel Maritime Carriers Ltd (“Excel”), a publicly traded company also competing in the dry bulk shipping industry, and its senior management team are the Company’s founding stockholders. In addition, in connection with the Transaction, and after receiving several bids from unaffiliated companies, the Company’s Board of Directors selected Maryville Maritime, Inc., an Excel subsidiary, to provide technical management of the Vessels after the Transaction.

We have been retained to render an opinion as to whether, on the date of such opinion, (i) the Aggregate Purchase Price and the Per Share Purchase Price are fair, from a financial point of view, to the Company’s stockholders, and (ii) the fair market value of the Assets are at least equal to 80% of the net assets of Company.

LADENBURG THALMANN & CO. INC. 4400 Biscayne Boulevard, 14TH Floor Miami, FL 33137 Phone 305.572.4200 • Fax 305.572.4220 MEMBER NYSE, AMEX, FINRA, SPIC

The Board of Directors
Oceanaut, Inc.
October 8, 2007

We have not been requested to opine as to, and our opinion does not in any manner address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company, the decision of whether the Company should complete the Transaction, and other alternatives to the Transaction that might exist for the Company. The financial terms and other terms of the Transaction were determined pursuant to negotiations between the Company and the Sellers and each of their respective financial advisors, and not pursuant to our recommendations.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

•	Reviewed the Master Agreement and the Investment Agreement.
•

Reviewed publicly available financial information and other data with respect to the Company that we deemed relevant, including the Prospectus on Form 424B4 filed March 1, 2007, and the Quarterly Report on Form 10-Q for the six months ended June 30, 2007.

•	Reviewed non-public information and other data with respect to the Assets, including, financial projections for the three years ending December 31, 2010, and other financial information and reports.
•	Reviewed and analyzed the Transaction’s pro forma impact on the Company’s securities outstanding and stockholder ownership.
•	Reviewed certain publicly available information concerning the trading of, and the trading market for the Company’s common stock and units.
•	Reviewed and analyzed the indicated value of the Aggregate Purchase Price.
•	Reviewed and analyzed the Asset’s projected unlevered free cash flows and prepared a discounted cash flow analysis.
•	Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to the Assets.
•	Reviewed and analyzed certain financial information regarding the net asset value of the Vessels.
•	Reviewed and compared the net asset value of the Company to the indicated enterprise value range of the Assets.
•	Reviewed and analyzed selected private placement transactions of public companies and the implied premiums and discounts to the respective issuer’s stock price.
•

Reviewed and discussed with Company management certain financial and operating information furnished by them, including financial projections and analyses with respect to the Asset’s business and operations.

•	Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to us without assuming any responsibility for any independent verification of any such information and we have further relied upon the assurances of Company management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, we assumed that

The Board of Directors
Oceanaut, Inc.
October 8, 2007

such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not evaluated the solvency or fair value of the Company or the Assets under any foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. We have not made a physical inspection of the Assets and have not made or obtained any evaluations or appraisals of the Sellers’ assets and liabilities (contingent or otherwise). In addition, we have not attempted to confirm whether the Sellers have good title to their respective assets.

We assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable foreign, federal and state statutes, rules and regulations. We assumed that the Transaction will be consummated substantially in accordance with the terms set forth in the Master Agreement and the Investment Agreement, without any further amendments thereto, and without waiver by the Company of any of the conditions to any obligations or in the alternative that any such amendments, revisions or waivers thereto will not be detrimental to the Company or its stockholders in any material respect.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of, October 8, 2007. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Board of Directors of the Company in connection with its consideration of the Transaction and is not intended to be and does not constitute an opinion or recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Transaction. We do not express any opinion as to the underlying valuation or future performance of the Company or the Assets, or the price at which the Company’s securities might trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, (i) the Aggregate Purchase Price and the Per Share Purchase Price are fair, from a financial point of view, to the Company’s stockholders, and (ii) the fair market value of Assets are at least equal to 80% of the net assets of the Company.

In connection with our services, we have previously received a retainer and will receive the balance of our fee when we notify the Company that we are prepared to deliver the opinion. Our fee for providing the fairness opinion is not contingent on the completion of the Transaction. Ladenburg has not provided any other services to the Company in the past. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

In the ordinary course of business, Ladenburg, certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and

The Board of Directors
Oceanaut, Inc.
October 8, 2007

financial instruments (including bank loans and other obligations) of, or investments in, the Company, any other party that may be involved in the Transaction and their respective affiliates.

Pursuant to our policies and procedures, this opinion was not required to be, and was not, approved or issued by a fairness committee. Further, our opinion does not express an opinion about the fairness of the amount or nature of the compensation, if any, to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the Company’s stockholders.

Our opinion is for the use and benefit of the Board of Directors of the Company and is rendered in connection with its consideration of the Transaction and may not be used by the Company for any other purpose or reproduced, disseminated, quoted or referred to by the Company at any time, in any manner or for any purpose, without our prior written consent, except that this opinion may be reproduced in full in, and references to the opinion and to us and our relationship with the Company may be included in filings made by the Company with the Securities and Exchange Commission, if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to stockholders if required by the Securities and Exchange Commission rules.

Very truly yours,

Ladenburg Thalmann & Co. Inc.

Annex L

INVESTMENT AGREEMENT

This Investment Agreement (this “Agreement”) is dated as of October 12, 2007, among Oceanaut, Inc., a Marshall Islands corporation (the “Company”), and the purchasers identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, pursuant to the terms of the Master Agreement, dated as of October 12, 2007 (the “Master Agreement”), by and among the Company and the entities listed on Schedule I thereto (the “Sellers”), the Sellers have agreed to sell, and the Company or its subsidiary nominees has agreed to purchase, each of the Seller’s right, title and interest in and to the nine vessels listed on Schedule 1 thereto (collectively, the “Vessel Sale and Purchase”) in accordance with the terms and conditions of the Master Agreement and the Memoranda of Agreement applicable to each such vessel, each entered into as of the date hereof, for the aggregate purchase price of $700,000,000; and

WHEREAS, pursuant to the Master Agreement and subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Investors and the Investors desire to purchase from the Company an aggregate of 10,312,500 shares of the Company’s Common Stock (the “Shares”) at a price per share of $8.00, for an aggregate investment amount of $82,500,000 (the “Investment”); and

WHEREAS, upon the cessation of any applicable lock-up period, the Company shall file a shelf registration covering the resale by the Investors of the Shares and all other shares of the Company’s common stock then owned by the Investors, all in accordance with the terms and conditions of the Registration Rights Agreement in the form of Exhibit A hereto;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 and, in addition, as to each Investor, such other Investor.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York, London, England or Athens, Greece are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the date of the Closing, which date shall be the same day as the Initial Closing Date (as defined in the Master Agreement) occurs, following the satisfaction of each of the conditions applicable to the Closing as set forth in Section 2.2 hereof.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.0001 par value per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Investment Amount” means, with respect to each Investor, the investment amount indicated below such Investor’s name on the signature page of this Agreement.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

“Master Agreement” has the meaning set forth in the recitals.

“Per Share Purchase Price” equals $8.00.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Proxy Statement” means the definitive proxy statement to be filed by the Company with the SEC with respect to the transactions contemplated by the Master Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of Exhibit A hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(g).

“Securities” means the Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to the Investors pursuant to this Agreement.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market or the NASDAQ Capital Market on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Vessel Sale and Purchase” has the meaning set forth in the recitals.

“Vessel Sale and Purchase Transaction” means the sale and purchase of nine vessels in accordance with the terms and conditions of the Master Agreement and the Memoranda of Agreement.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing.

(a) Subject to the terms and conditions set forth in this Agreement, on the Closing Date, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the Shares representing such Investor’s Investment Amount. The Closing shall occur at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017 or at such other location or time as the parties shall mutually agree.

(b) On the Closing Date, each Investor shall deliver its Investment Amount, in United States dollars and in immediately available funds simultaneously with the Initial Closing of the Vessel Sale and Purchase Transaction. In no event shall the Investors receive any Shares if the Initial Closing of the Vessel Sale and Purchase Transaction does not occur.

2.2 Closing Conditions. (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(i) a certificate evidencing a number of Shares registered in the name of such Investor or a book-entry transfer of the Shares to such Investor equal to such Investor’s Investment Amount divided by the Per Share Purchase Price;

(ii) the legal opinion of Company Counsel, in a form reasonably acceptable to the Investors, upon advice of their counsel; and

(iii) the Registration Rights Agreement, duly executed by the Company.

(b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the following:

(i) the Registration Rights Agreement, duly executed by such Investor.

(c) The obligations of each party at the Closing to consummate the transactions contemplated at such Closing shall be subject to the fulfillment, or waiver by the parties, of each of the following conditions:

(i) from the date that is five (5) Business Days prior to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, during such time, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities;

(ii) the approval by the Company’s shareholders of the issuance of the Shares shall have been obtained;

(iii) on or prior to the Closing Date, the Vessel Sale and Purchase Transaction shall have been approved by the Company’s shareholders; and

(iv) the satisfaction or waiver of each of the applicable conditions set forth in Article VIII of the Master Agreement.

(d) The respective obligations of the Investors at the Closing to consummate the transactions contemplated at such closing shall be subject to the fulfillment, or waiver by the Investors, of the conditions that all representations and warranties of the Company contained herein shall remain true and correct in all material respects as of the Closing Date, as if made at and as of the Closing Date, and the Company shall have performed all its covenants and agreements to be performed on or prior to the Closing Date.

(e) The obligations of the Company at the Closing to consummate the transactions contemplated at such closing shall be subject to the fulfillment, or waiver by the Company, of the conditions that all representations and warranties of the Investors contained herein shall remain true and correct in all material respects as of the Closing Date, as if made at and as of the Closing Date, and the Investors shall have performed all of their covenants and agreements to be performed on or prior to the Closing Date.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor on the date hereof and as of the Closing Date:

(a) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority, and has taken all requisite corporate action, other than as set forth in Section 2.2(c) with respect to the need for shareholders approval of the issuance of the Shares in compliance with the rules of the American Stock Exchange, to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) as limited by public policy.

(c) No Conflicts. Other than the need for shareholders approval of the issuance of the Shares pursuant to the rules of the American Stock Exchange, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d) Filings, Consents and Approvals. Other than the requirement to obtain shareholders approval of the issuance of the Shares pursuant to the rules of the American Stock Exchange, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than (i) the filing with the Commission of the Registration Statement in accordance with the requirements of the Registration Rights Agreement, (ii) the filing of a Form D with the Commission and such filings required by state securities laws, which the Company will promptly, and in any event prior to the Effectiveness Date under the Registration Statement, make, (iii) the application(s) to each Trading Market for the listing of the shares of Common Stock to be sold hereunder for trading thereon in the time and manner required thereby, (iv) the filings required in accordance with Section 4.4, and (v) such other filings as may be required following the Closing Date under the Securities Act and the Exchange Act.

(e) Issuance of the Securities. The Shares have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock all of the Shares issuable pursuant to this Agreement.

(f) Capitalization. The capitalization of the Company conforms as to legal matters to the description thereof contained in the Company’s most recent periodic report filed with the Commission and in the Proxy Statement. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Shares and except as described in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible, exercisable or exchangeable into shares of Common Stock. The issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with the Schedules to this Agreement (if any), the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC

Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(i) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as set forth in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(j) Compliance. The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business.

(k) Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investors as contemplated hereby. Upon satisfaction of the condition set forth in Section 2.2(c) hereof with respect to shareholders approval of the issuance of the Shares, the issuance and sale of the Shares hereunder will not contravene the rules and regulations of the Trading Market.

(l) Listing and Maintenance Requirements. The Company has not received any notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the applicable Trading Market, including the Eligibility Rules thereunder. Upon satisfaction of the condition set forth in Section 2.2(c) hereof with respect to shareholders approval of the issuance of the Shares, the issuance and sale of the Shares under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted.

(m) Registration Rights. Other than each of the Investors, and as disclosed in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

3.2 Representations and Warranties of the Investors. Each Investor hereby, for itself and for no other Investor, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.

(b) Investment Intent. Such Investor understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account for investment purposes only and not with a present view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other person or persons regarding the distribution of such Shares (this representation and warranty not limiting such Investor’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Investor has not engaged, during the one month prior to the date of this Agreement, in any short sales with respect to the Common Stock. The Investor further represents that, between the time it became aware of the transactions contemplated by this Agreement and the public announcement of this Agreement or the termination hereof, it has not engaged and will not engage in any trades, whether purchases, sales, short sales or otherwise, with respect to the Common Stock.

(c) Investor Status/Residence. At the time such Investor was offered the Shares, it was, and at the date hereof it is (a) an “accredited investor” as defined in Rule 501(a) under the Securities Act, and/or (b) not a U.S. Person as defined in Regulation S under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

(e) General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
(f) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(g) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, such decision has been independently made by such Investor and such Investor confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor’s business and/or legal counsel in making such decision.

(h) No Tax or Legal Advice. Such Investor understands that nothing in this Agreement, any other Transaction Document or any other materials presented to such Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

(i) Short Sales. Each Investor represents that from the date that it was approached to participate in the transaction contemplated by this Agreement through the Closing Date, neither it nor its affiliates have engaged in any trades with respect to, or made any net Short Sales of, or granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a net Short Sale of the Common Stock. For the purposes of this Agreement, “Short Sale” by an Investor means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Investor has no equivalent offsetting long position in the Common Stock, exclusive of the Shares. For purposes of determining whether an Investor has an equivalent offsetting long position in the

Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Investor (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Investor.

The Company acknowledges and agrees that each Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer; Lock-Up.

(a) Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement and the Registration Rights Agreement.

(b) Each Investor hereby agrees that, without the prior written consent of the Company, it will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any of the Shares and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any of the Shares (in each case within the meaning of Section 16 of the Exchange Act, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of any of the Shares, whether or not such transaction is to be settled by delivery of Shares, other securities, cash only, for a period of one hundred and eighty (180) days commencing on the date of issuance of the Shares; provided, however, that, notwithstanding the foregoing, the Investors shall be permitted to transfer all or any portion of the Shares among themselves or to any Affiliate; provided, further, that prior to any such transfer, the transferor, at its expense, shall provide to the Company an opinion of counsel reasonably acceptable to the Company to the effect that that such transfer would not require registration under the Securities Act. Each Investor hereby further agrees to cause each holder of Shares to enter into a lock-up agreement giving effect to the provisions of this Section 4.1(b) immediately upon such holder’s acquisition of the Shares.

(c) Certificates evidencing the Shares will contain the following legend, until such time as they are not required under Section 4.1(d):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD

EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, UPON REQUEST, DELIVERY OF AN OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED TO A FINANCIAL INSTITUTION LENDER AS COLLATERAL FOR A LOAN.

The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Shares as a bona fide pledge to a financial institution lender as collateral for a loan, including pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(d) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(c)): (i) following a sale of such Shares pursuant to an effective registration statement (including the Registration Statement) so long as the purchaser of the Shares is not an Affiliate of the Company, or (ii) following a sale of such Shares pursuant to Rule 144, or (iii) while such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) provided in the case of (iv), however, that the beneficial owner of the Shares is not an Affiliate of the Company. Following such time as restrictive legends are not required to be placed on certificates representing Shares, the Company will, not later than five Trading Days following the delivery by an Investor to the Company or the Company’s transfer agent of a certificate representing such Shares containing a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

4.2 Furnishing of Information. As long as any Investor owns the Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell such Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

4.4 Securities Laws Disclosure; Publicity. No later than 5:30 p.m. (New York time) on the second Business Day following the date of this Agreement, the Company shall issue a press release reasonably acceptable to the Investors disclosing the transactions contemplated by the Master Agreement and hereby and file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated thereby and hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed.

4.5 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.6 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder as described in the Company’s Proxy Statement.

4.7 Reservation of Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

4.8 Listing of Common Stock. The Company hereby agrees to use commercially reasonably efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date applicable to such Shares and the three (3) month anniversary of the Closing Date) to list the applicable Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Common Stock sold hereunder.

ARTICLE V.

MISCELLANEOUS

5.1 Fees and Expenses. Each Investor and the Company shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares under this Agreement.

5.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, and the Master Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Oceanaut, Inc.
17th Km National Road Athens-Lamia & Finikos Street
145 64 Nea Kifisia
Athens, Greece
Facsimile: +30-210-620-9528
Attention: Chief Executive Officer

With a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017
Attn: Kenneth R. Koch, Esq.
Facsimile: (212) 983-3115

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereof;

With a copy to:	Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004
Attn: Robert E. Lustrin, Esq.
Facsimile: (212) 480-8421

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and a majority-in-interest of the Investors. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investors.”

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 (as to each Investor Party).

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced non-exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Replacement of Securities. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(Remainder of page intentionally left blank. Signature pages to follow.)

IN WITNESS WHEREOF, the parties hereto have caused this Investment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

OCEANAUT, INC.
By:	/s/ Christopher Georgakis
Name:	Christopher C. Georgakis
Title:	President and Chief Executive Officer

(Remainder of page intentionally left blank. Signature pages for the Investors to follow.)

Signature page to
Investment Agreement dated as of October 12, 2007

IN WITNESS WHEREOF, the parties have executed this Investment Agreement as of the date first written above.

UNITED CAPITAL INVESTMENT CORP.
By:	/s/ Evan J. Breibart
Name: Evan J. Breibart Title: Attorney-in-fact
Number of Shares: 2,578,125 Investment Amount: $20,625,000
Address for Notice: 11 Poseidonos Avenue, 16777 Elliniko, Athens, Greece.

ATRION SHIPHOLDING S.A.
By:	/s/ Evan J. Breibart
Name: Evan J. Breibart Title: Attorney-in-fact
Number of Shares: 2,578,125 Investment Amount: $20,625,000
Address for Notice: 11 Poseidonos Avenue, 16777 Elliniko, Athens, Greece.

PLAZA SHIPHOLDING CORP.
By:	/s/ Evan J. Breibart
Name: Evan J. Breibart Title: Attorney-in-fact
Number of Shares: 2,578,125 Investment Amount: $20,625,000
Address for Notice: 11 Poseidonos Avenue, 16777 Elliniko, Athens, Greece.

Signature page to
Investment Agreement dated as of October 12, 2007

COMET SHIPHOLDING INC.
By:	/s/ Evan J. Breibart
Name: Evan J. Breibart Title: Attorney-in-fact
Number of Shares: 2,578,125 Investment Amount: $20,625,000
Address for Notice: 11 Poseidonos Avenue, 16777 Elliniko, Athens, Greece.

Signature page to
Investment Agreement dated as of October 12, 2007

EXHIBIT A

FORM OF

REGISTRATION RIGHTS AGREEMENT

Annex M

FORM OF

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [•], 2007, by and among Oceanaut, Inc., a Marshall Islands corporation (the “Company”), and the investors signatory hereto (each an “Investor” and collectively, the “Investors”).

RECITALS

A.

The Company is a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, vessels or one or more operating businesses in the shipping industry.

B.

The Company has entered into an Investment Agreement (the “Investment Agreement”), dated as of October 12, 2007, by and among the Company and the Investors pursuant to which the Company has agreed to issue to the Investors, and the Investors have agreed to purchase, an aggregate of 10,312,500 shares of its Common Stock (the “Investment Shares”) at a price per share of $8.00, for an aggregate investment amount of $82,500,000.

C.	This Agreement is made pursuant to each of the Master Agreement and the Investment Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein and that are defined in the Investment Agreement shall have the meanings given such terms in the Investment Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(b).

“Agreement” shall have the meaning set forth in the preamble above.

“Availability Date” shall have the meaning set forth in Section 3(j).

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York, London, England or Athens, Greece are authorized or required by law or other governmental action to close.

“Company” shall have the meaning set forth in the preamble above.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means, with respect to the Registration Statement required to be filed hereunder, the second Business Day following the expiration of the one hundred eighty (180) day lock-up period set forth in 4.1(b) of the Investment Agreement.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

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“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Investment Agreement” shall have the meaning set forth in the recitals above.

“Investment Shares” shall have the meaning set forth in the recitals above.

“Investor” or “Investors” shall have the respective meaning set forth in the preamble above.

“Losses” shall have the meaning set forth in Section 5(a).

“Investment Agreement” shall have the meaning set forth in the recitals above.

“Plan of Distribution” shall have the meaning set forth in Section 2.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Investment Shares, together with any Securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing and any other shares of Common Stock owned by the Investors at the time of the Filing Date.

“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Suspension Certificate” shall have the meaning set forth in Section 6(e).

“Trading Market” means the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market or the NASDAQ Capital Market; and, with respect to any particular date, shall mean the Trading Market on which the Common Stock is listed or quoted for trading on the such date.

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2. Registration. (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the offering and resale of all of the Registrable Securities pursuant to Rule 415, or if Rule 415 is not available for offers or sales of the Registrable Securities, for such other means of distribution of Registrable Securities as the Holders may specify. The Registration Statement required hereunder shall be on Form S-3 or Form F-3, as applicable (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 or Form F-3, in which case the Registration shall be on Form S-1 or F-1 or another appropriate form as shall be selected by the Company upon advice of its counsel). The Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) the “Plan of Distribution” attached hereto as Annex A. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but no later than 90 days following the filing thereof, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act (including the filing of any necessary amendments, post-effective amendments and supplements) until the date which is two years after the Closing Date or such later date when all Registrable Securities covered by the Registration Statement (i) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (ii) may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”). If Rule 415 is not available and the Holder shall specify that the Registration Statement relate to an underwritten offering, then the Company shall, at the underwriter’s request, direct its Chief Executive Officer and Chief Financial Officer to participate in one or more “road show” presentations, which presentations shall be conducted at the Company’s expense.

(b) Right to Piggyback. If at any time commencing after 180 days following the issuance of the Shares, the Company proposes to register any of its common equity securities under the Securities Act (other than a registration statement on Form S-8 or on Form F-4 (or any similar successor forms thereto or in connection with (A) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan, or (B) a dividend reinvestment plan), whether for its own account or for the account of one or more shareholders of the Company, and the registration form to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event within 10 Business Days after its receipt of notice of any exercise of other demand registration rights) to all Holders of its intention to effect such a registration and shall, subject to Sections 2 (c) and 4(d), include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the receipt of the Company’s notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included therein by the Holders, pro rata among the Holders on the basis of the number of shares requested to be registered by the Holders, (iii) third, the Registrable Securities requested to be included therein by the other holders, if any, pro rata among such holders on the basis of the number of shares requested to be registered by such Holders, and (iv) fourth, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

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(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company’s securities other than Registrable Securities, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included therein by the Holders, pro rata among the Holders on the basis of the number of shares requested to be registered by the Holders, (iii) third, the Registrable Securities requested to be included therein by the other holders, if any, pro rata among such holders on the basis of the number of shares requested to be registered by such Holders, and (iv) fourth, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

(d) Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

(e) Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Securities, and if such previous registration has not been withdrawn or abandoned, the Company shall not be obligated to cause to become effective any other registration of any of its securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the termination of the offering under the previous registration.

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3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective legal counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than two (2) Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing promptly following the day (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto as promptly as reasonably possible to each of the Holders who so requests provided such requesting Holders agree to keep such information confidential until it is publicly disclosed); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be

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stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such Holder of Registrable Securities agrees to keep such information confidential until it is publicly disclosed).

(d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) To the extent requested by such Holders, furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(g) Use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each of the registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) Use best efforts to make available to its security holders no later than the Availability Date (as defined below), an earning statement covering a period of at least twelve (12) months, beginning after the effective date of the Registration Statement, which earnings statement shall

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satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder. For the purpose of this subsection, “Availability Date” shall mean the 45th day following the end of the fourth fiscal quarter after the fiscal quarter that includes the effective date of the Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(k) Comply with all applicable rules and regulations of the Commission and use its reasonable best efforts to cause all Registrable Securities to be listed for trading on a Trading Market.

The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares, for purposes of disclosure in the “Selling Stockholder” table in the Registration Statement.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) for compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) “road show” expenses and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal and accounting expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and all fees and expenses of the Company’s certified public accountants), the expense of the preparation of all financial statements and any audit or review thereof by the Company’s accountants, including in connection with their rendering a “cold comfort” letter to the underwriters, if requested, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of

7

prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities as set forth in Annex A hereto or any changes to Annex A hereto that are expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b).

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its officers, directors, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, to the extent arising out of or based upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus expressly for use therein; provided, that each Holder’s obligation to indemnify such indemnified parties shall only be to the extent of the net proceeds received by such Holder in the offering to which the Registration Statement relates, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities as set forth in Annex A hereto or any changes to Annex A hereto that are expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b).

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at

8

the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is reasonably likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

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6. Miscellaneous.

(a) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(b) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. In the event of a discontinued disposition under this Section 6(b), the Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable and to provide copies of the supplemented Prospectus and/or amended Registration Statement or the Advice as soon as possible in order to enable each Holder to resume dispositions of the Registrable Securities. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(c) Amendments in Writing. No amendment, modification, waiver, termination or discharge of any provision of this Agreement, or any consent to any departure by the Company or Company and any Holder of the then outstanding Registrable Securities from any provision hereof, shall in any event be effective unless the same shall be in writing and signed by the Company and at least a majority of the Holders of the then outstanding Registrable Securities, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by the Company and at least a majority of the Holders of the then outstanding Registrable Securities.

(d) Suspension of Trading. At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the Holders of such Registrable Securities a certificate (the “Suspension Certificate”) approved by the Chief Executive Officer of the Company and signed by an officer of the Company stating that the effectiveness of and sales of Registrable Securities under the Registration Statement would:

(i) materially interfere with any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or

(ii) require public disclosure of any transaction of the type discussed in Section 6(e)(i) prior to the time such disclosure might otherwise be required.

Beginning ten (10) Business Days after the receipt of a Suspension Certificate by Holders of Registrable Securities, the Company may, in its discretion, require such Holders of Registrable Securities to refrain from selling or otherwise transferring or disposing of any Registrable Securities or other Company securities then held by such Holders for a specified period of time that is customary under the circumstances (not to exceed thirty (30) days). Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any Registrable Securities or other securities of the Company on only one

10

occasion during each twelve (12) consecutive month period that the Registration Statement remains effective. The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 6(e).

(e) Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) on the date of transmission when delivered via facsimile prior to 5:00 p.m. (New York City time) on a Business Day, (ii) one Business Day after transmission when delivered via facsimile later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) upon delivery when delivered personally, (iv) three (3) days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (v) one (1) Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company:

Oceanaut, Inc.

17th Km National Road Athens-Lamia & Finikos Street

145 64 Nea Kifisia

Athens, Greece

Facsimile: +30-210-620-9528

Attention: Chief Executive Officer

With a copy (which shall not constitute notice) to:

Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.

666 Third Avenue

New York, New York 10017

Facsimile: +1-212-983-3115

Attention: Kenneth R. Koch, Esq.

If to an Investor, to:

To the addresses set forth under such Investor’s name on the signature pages to the Investment Agreement

With a copy to:

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Attn: Robert E. Lustrin, Esq.

Facsimile: (212) 480-8421

Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

(f) Successors and Assigns. This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and assigns. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities, provided a sale of the Company shall not be

11

deemed an assignment. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(g) Execution in Counterparts; Facsimile Signatures. This Agreement and any amendment, waiver or consent hereto may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. All such counterparts may be delivered among the parties hereto by facsimile or other electronic transmission, which shall not affect the validity thereof.

(h) Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York without regard to conflicts of laws principles. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against the parties hereto or thereto in the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. The parties hereby expressly waive all rights to trial by jury in any suit, action or proceeding arising under this Agreement.

(i) Cumulative Remedies. All remedies, either under this Agreement or by law, afforded to the parties hereto, shall be cumulative and not alternative.

(j) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(k) Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

(l) Construction of this Agreement. If any of the provisions of this Agreement conflict with any of the other provisions of any the Investment Agreement, such conflict shall be resolved in every instance in favor of the provisions of the Investment Agreement.

(Remainder of page intentionally left blank. Signature pages to follow.)

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:
OCEANAUT, INC.
By:
Name:
Title:

INVESTORS:
UNITED CAPITAL INVESTMENTS CORP. Purchaser of [______] Investment Shares
By:
Name:
Title:

ATRION SHIPHOLDING S.A. Purchaser of [______] Investment Shares
By:
Name:
Title:

PLAZA SHIPHOLDING CORP. Purchaser of [______] Investment Shares
By:
Name:
Title:

COMET SHIPHOLDING, INC. Purchaser of [______] Investment Shares
By:
Name:
Title:

ANNEX A

Plan of Distribution

The shares covered by this prospectus may be offered and sold from time to time by the selling stockholders. The term “selling stockholder” includes pledgees, donees, transferees or other successors in interest selling shares received after the date of this prospectus from each selling stockholder as a pledge, gift, partnership distribution or other sale in any privately negotiated transaction, or non-sale related transfer. The number of shares beneficially owned by a selling stockholder will decrease as and when it effects any such transfers. The plan of distribution for the selling stockholders’ shares sold hereunder will otherwise remain unchanged, except that the transferees, pledgees, donees or other successors will be selling stockholders hereunder. To the extent required, we may amend and supplement this prospectus from time to time to describe a specific plan of distribution.

The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. The selling stockholders may make these sales at prices and under terms then prevailing or at prices related to the then current market price. The selling stockholders may also make sales in negotiated transactions. The selling stockholders may offer their shares from time to time pursuant to one or more of the following methods:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	one or more block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	public or privately negotiated transactions;
•

on the New York Stock Exchange, American Stock Exchange or NASDAQ Global Market (or through the facilities of any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association, on which the shares are then listed, admitted to unlisted trading privileges or included for quotation);

•	through underwriters, brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•	to cover short sales;
•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

In connection with distributions of the shares or otherwise, the selling stockholders may:

•	enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares in the course of hedging the positions they assume;
•	sell the shares short and redeliver the shares to close out such short positions;
•	enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of shares offered by this prospectus, which they may in turn resell; and
•	pledge shares to a broker-dealer or other financial institution, which, upon a default, they may in turn resell.

In addition to the foregoing methods, the selling stockholders may offer their shares from time to time in transactions involving principals or brokers not otherwise contemplated above, in a combination of such methods or described above or any other lawful methods. The selling stockholders may also transfer, donate or assign their shares to lenders, family members and others and each of such persons will be deemed to be a selling stockholder for purposes of this prospectus. The selling stockholders or their successors in interest may from time to time pledge or grant a security interest in some or all of the shares of common stock, and if the selling stockholders default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from to time under this prospectus; provided however in the event of a pledge or then default on a secured obligation by the selling stockholder, in order for the shares to be sold under this registration statement, unless permitted by law, we must distribute a prospectus supplement and/or amendment to this registration statement amending the list of selling stockholders to include the pledgee, secured party or other successors in interest of the selling stockholder under this prospectus.

The selling stockholders may also sell their shares pursuant to Rule 144 under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information concerning the issuer, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding certain limitations.

Sales through brokers may be made by any method of trading authorized by any stock exchange or market on which the shares may be listed or quoted, including block trading in negotiated transactions. Without limiting the foregoing, such brokers may act as dealers by purchasing any or all of the shares covered by this prospectus, either as agents for others or as principals for their own accounts, and reselling such shares pursuant to this prospectus. The selling stockholders may effect such transactions directly, or indirectly through underwriters, broker-dealers or agents acting on their behalf. In effecting sales, broker-dealers or agents engaged by the selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholders, in amounts to be negotiated immediately prior to the sale (which compensation as to a particular broker-dealer might be in excess of customary commissions for routine market transactions).

In offering the shares covered by this prospectus, the selling stockholders, and any broker-dealers and any other participating broker-dealers who execute sales for the selling stockholders, may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales. Any profits realized by the selling stockholders and the compensation of such broker-dealers may be deemed to be underwriting discounts and commissions.

The Company is required to pay all fees and expenses incident to the registration of the shares.

The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

SCHEDULE 1

The Investors

Name of Company	Address	Jurisdiction of Incorporation	Investment Amount	Investment Shares Purchased
United Capital Investments Corp.	[ADDRESS]	Republic of Liberia
Atrion Shipholding S.A.	[ADDRESS]	The Republic of the Marshall Islands
Plaza Shipholding Corp.	[ADDRESS]	The Republic of the Marshall Islands
Comet Shipholding Inc.	[ADDRESS]	The Republic of the Marshall Islands

A-1

Annex N

FORM OF

VOTING AGREEMENT

This Voting Agreement dated as of [•], 2007 is entered into by and among OCEANAUT, INC. a Marshall Islands corporation (the “Company”), on the one hand, and Excel Maritime Carriers Ltd. (“Excel”), United Capital Investments Corp. (“United”), Atrion Shipholding S.A. (“Atrion”), Plaza Shipholding Corp. (“Plaza”) and Comet Shipholding Inc. (“Comet” and, collectively with United, Atrion and Plaza, the “Investors”), as shareholders of the Company (individually, a “Shareholder” and collectively, the “Shareholders”), on the other.

WHEREAS, the Shareholders own certain outstanding shares of capital stock of the Company (the “Common Stock”);

WHEREAS, the Company and certain of the Shareholders have entered into a Master Agreement dated as of October 12, 2007 (the “Master Agreement”); and

WHEREAS, as a condition to closing the Master Agreement, the Company and such Shareholders desire to enter into this Agreement so as to impose the within restrictions and obligations on the Company and the Shareholders for the mutual benefit of the parties hereto.

In consideration of the mutual covenants contained herein and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Voting of Shares.

(a) For so long as (i) any one of the Investors or any combination thereof are the beneficial owners or holders of record of at least ten percent (10%) of the issued and outstanding capital stock of the Company and (ii) Excel and the Excel Affiliates (as defined below) are the beneficial owners or holders of record of at least ten percent (10%) of the issued and outstanding capital stock of the Company as of the record date for any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), then all Shareholders shall vote or cause to be voted all Shares (as defined in Section 2 below) owned by him, her or it, or over which he, she or it has voting control, at such meeting or in such consent, and otherwise use his, her or its respective best efforts, so as to fix the number of directors of the Company at five (5) and to elect the following persons to the board of directors of the Company (the “Board of Directors”):

(i) subject to subsection (vi) below, two (2) members of the Board of Directors designated, collectively, by such Investors, it being understood and agreed that the initial directors shall be [•], as a Class C director (as defined in the Company’s charter) and [•], as a Class B director, each of whom shall serve from the Closing Date (as defined in the Master Agreement) for their respective terms, or until their successors have been duly elected and qualified, it being understood that Mr. [•] qualifies as an independent director under the Exchange Act of 1934, as amended, and the rules of any exchange on which the Company’s Common Stock is listed (together, “Applicable Law”);

(ii) two (2) members of the Board of Directors designated by Excel, it being understood and agreed that the initial directors shall be [•], as a Class C director and [•], as a Class B director, each of whom shall serve from the Closing Date (as defined in the Master Agreement) for their respective terms,, or until their successors have been duly elected and qualified, it being understood that Mr. [•] qualifies as an independent director under Applicable Law;

(iii) one (1) member of the Board of Directors, designated jointly by the Investors, collectively, and Excel, it being understood and agreed that the initial director shall be [•], as a Class A director, who shall serve from the Closing Date for a period of one year therefrom, or until his successor has been duly elected and qualified, it being understood that Mr. [•] qualifies as an independent director under Applicable Law;

(iv) in the event that any of the foregoing parties fail to nominate a director for election, then any vacancy on the Company’s Board of Directors shall be filled in accordance with the provisions of the Company’s bylaws and Applicable Law;

(v) in the event that the Investors and Excel fail to agree on the nomination of the fifth, Class A director, then such vacancy on the Company’s Board of Directors shall be filled by reference to arbitration as set forth in Section 7(c) hereof; and

(vi) in the event that the beneficial or record ownership of either the Investors, collectively, on the one hand, or Excel and the Excel Affiliates, collectively, on the other hand, falls below ten percent (10%) but is five or more percent (5%) of the issued and outstanding capital stock of the Company as of the record date for any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), then each of the Investors or Excel, as the case may be, shall have the right to designate only one director, who shall be either the Class B or Class C director designee, on the basis of whose term shall expire first. In such event, any vacancy on the Company’s Board of Directors for directors not subject to designation by either of the Investors or Excel shall be filled in accordance with the provisions of the Company’s bylaws and Applicable Law.

(b) The Company hereby agrees that: (i) no director shall be removed from office without the consent of the Shareholder or Shareholders entitled to designate such director; (ii) any director may be removed from office at any time, with or without cause, at the request of the Shareholder or Shareholders entitled to designate such director or at the request of or upon the death of such director, and a director so removed shall be replaced by a nominee selected by the Shareholder or Shareholders entitled to designate such director; and (iii) a director removed or replaced by a Shareholder or Shareholders entitled to designate such director shall be deemed to have ceased to be a director and to have any of the powers or authorities of a director from and after the date of service upon the Company of notice of such removal and whether a shareholders’ meeting confirming his removal is held or not.

(c) The Shareholders shall vote at a regular or special meeting of shareholders such Shares that they own (or as to which they have voting power) to ensure that the size of the Board of Directors shall be set and remain at five (5) directors.

(d) The Company shall provide the Shareholders with 45 days’ prior written notice of any intended mailing of a notice to shareholders for a meeting at which directors are to be elected. The Company agrees to nominate and recommend for election as directors only the individuals designated, or to be designated, pursuant to Section 1(a). If the Shareholders shall fail to provide the Company with names of nominees, it shall be deemed that the designees then serving as directors shall be the designees for reelection.

(e) “Excel Affiliates” means, for purposes of this Agreement, each of: (i) Christopher Georgakis, (ii) Eleftherios Papatrifon, (iii) George Agadakis and (iv) Gabriel Panayotides and any of his immediate family members (or any trust set up for the benefit of such family members). In the case of Messrs. Georgakis, Papatrifon and Agadakis, such individuals shall cease to be Excel Affiliates as soon as they cease to be senior executive officers or directors of Excel, notice of which shall be provided by Excel to the Investors promptly, but in no event later than five (5) business days of such event. For purposes of the foregoing, immediate family member shall have the meaning set forth in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934.

2. Right of First Refusal. Subject to Section 2(e), in the event that a Shareholder shall propose to transfer any of its Shares to any unaffiliated transferee (other than a Shareholder), the other Shareholders have a right of first refusal pursuant to this Section (the “Right of First Refusal”).

(a) Notice of Sale. Prior to any transfer to any unaffiliated transferee, the transferring Shareholder shall first offer the Shares to the other Shareholders, proportionately to their ownership of the Shares, by giving them written notice, such notice to include terms and price (the “Notice of First Refusal”) and inviting them to reply in writing within three (3) business days whether they are prepared to buy the offered Shares on such terms and at such price.

(b) Acceptance. If one or more of the other Shareholders accept all of such offered Shares, then the sale shall take place, on the terms and at the price offered to such unaffiliated transferee, within five (5) business days from the acceptance or as soon as practically thereafter for complying with any formalities required by any law, regulation or regulatory authority.

(c) Refusal. If the other Shareholders do not accept or fail to reply within the above time limit, the transferring Shareholder is free to transfer to such unaffiliated transferee at any time in one or more transactions on such terms and price within the following six (6) months without giving any further Notice of First Refusal. Refusal by any Shareholder or partial acceptance shall be deemed refusal by all, unless the others advise within three (3) business days that they will buy all of the offered Shares.

(d) Transfer to Affiliates. In the case of a transfer to a party affiliated to the transferring Shareholder, the transfer may take place without the Notice of First Refusal, provided that the transferee is or, prior to the transfer, will become a party to this Agreement and bound by it. For purposes of this Section 1(d), the Investors shall be deemed to be affiliates of one another and Excel and the Excel Affiliates shall be deemed to be affiliates of one another.

(e) Unrestricted Annual Transfers. Notwithstanding anything contained in this Section, each of the Investors and Excel, are entitled to make annual open market sales, without giving Notice of First Refusal to the other Shareholders, of a number of Shares not exceeding 20% of its respective Shares.

3. Shares. “Shares” shall mean and include any and all shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) and shall include any such shares now owned or subsequently acquired by a Shareholder, however acquired, including, without limitation, stock splits and stock dividends.

4. Termination. This Agreement (other than the obligations of the Company under Section 6 hereof, which shall survive any termination hereof) shall terminate in its entirety (i) upon the written consent of Excel and a majority-in-interest of the Investors; (ii) if none of the Investors shall continue to beneficially own or hold of record, individually or in the aggregate, at least 5% of the Shares; (iii) if one or more of Excel and the Excel Affiliates shall collectively cease to beneficially own or hold of record at least 5% of the Shares; or (iv) 60 days after notice of termination is given by Excel to the Investors, on the one hand, or a majority-in-interest of the Investors to Excel, on the other hand, provided that the termination date in such notice is no earlier than four (4) years from the date hereof.

5. No Revocation. The Voting Agreements contained herein are coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Sections 4 or 7(e) hereof. Nothing in this Section 5 shall be construed as limiting the provisions of Sections 4 or 7(e) hereof.

6. Restrictive Legend. All certificates representing Shares owned or hereafter acquired by the Shareholders or any transferee of the Shareholders bound by this Agreement shall, for so long as this Agreement shall remain in effect, have affixed thereto a legend substantially in the following form:

“The shares of stock represented by this certificate may be subject to certain voting agreements as set forth in a Voting Agreement, as amended from time to time, by and among the Company and certain named Shareholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company.”

The Company shall cooperate with the Shareholders to facilitate the removal of such legend if this Agreement shall be terminated or prior thereto if Shares shall be sold, assigned or otherwise transferred by a Shareholder to an unaffiliated third party.

7. General.

(a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(b) Specific Performance. Each party acknowledges and agrees that there can be no adequate remedy at law for any breach by such party of the terms of this Agreement, that any such breach may result in irreparable harm to the non-breaching party for which monetary damages would be inadequate to compensate the non-breaching party, and that the non-breaching party shall have the right, in addition to any other rights available under applicable law, to obtain from any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach of, or otherwise to specifically enforce, any covenant or obligation of such party under this Agreement, without the necessity of posting any bond or security.

(c) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof). Any dispute regarding this Agreement shall be referred to arbitration subject to the exclusive jurisdiction of the State of New York, and the parties agree to submit to the personal and exclusive jurisdiction and venue of such arbitrators. Any and all disputes hereunder shall be referred by the parties hereto to three arbitrators, each party to appoint one arbitrator and the two so appointed shall appoint the third who shall act as chairman of such panel of arbitrators. Upon receipt by one party of the nomination in writing of such other party’s arbitrator, that party shall appoint its arbitrator within ten days, failing which the decision of the single arbitrator appointed shall apply. The two arbitrators so appointed shall appoint the third arbitrator within ten days, failing which the single arbitrator shall act as sole arbitrator and any decision of the sole arbitrator shall be binding on both parties. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, although the Arbitrators need not be chosen among those in the lists of American Arbitration Association. For purposes of this Section 7(c), the Investors, collectively, shall be deemed to be one party.

(d) Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) upon delivery when delivered personally,

(ii) upon receipt if by facsimile transmission (with confirmation of receipt thereof), or (iii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company or Excel:

17th Km National Road Athens-Lamia & Finikos Street

145 64 Nea Kifisia

Athens, Greece

Facsimile: +30-210-620-9528

Attention: Chief Executive Officer

With a copy (which shall not constitute notice) to:

Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.

666 Third Avenue

New York, New York 10017

Facsimile: +1-212-983-3115

Attention: Kenneth R. Koch, Esq.

If to any Investor:

Investor Name

c/o 11 Poseidonos Avenue

16777 Elliniko

Athens, Greece

Attention: Dale Ploughman

Facsimile: +30-210-898-3595

With a copy (which shall not constitute notice) to:

Investor Name

c/o 11 Poseidonos Avenue

16777 Elliniko

Athens, Greece

Attention: Evan Breibart

Facsimile: +30-210-898-5430

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Attention: Robert E. Lustrin, Esq.

Facsimile: +1-212-480-8421

Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

(e) Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter.

(f) Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Excel and a majority-in-interest of the Investors. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(g) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(h) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

(i) Filing of Beneficial Ownership Reports with the Commission. The parties hereto acknowledge that they may, by virtue of the agreements herein contained, constitute a “group” for purposes of Section 13 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and shall cooperate with each other to timely prepare and file any and all beneficial ownership reports required to be filed with the Commission as a “group” thereunder.

(j) Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

(Remainder of page intentionally left blank. Signature pages to follow.)

IN WITNESS WHEREOF, this Voting Agreement has been executed by the parties hereto as of the day and year first above written.

OCEANAUT, INC.
By:
Name: Christopher C. Georgakis Title: President and Chief Executive Officer

EXCEL MARITIME CARRIERS LTD.
By:
Name: Christopher C. Georgakis Title: President and Chief Executive Officer

The Investors

UNITED CAPITAL INVESTMENTS CORP.
By:
Name: Title:

ATRION SHIPHOLDING S.A.
By:
Name: Title:

PLAZA SHIPHOLDING CORP.
By:
Name: Title:

COMET SHIPHOLDING, INC.
By:
Name: Title:

Annex O

COMMERCIAL MANAGEMENT AGREEMENT

THIS AGREEMENT is made on this 11th day of October 2007.

BETWEEN:

(1)

OCEANAUT INC. (the “Company”) a company incorporated in Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Island, P.O.Box 1405, Majuro, Marshall Islands, MH 96960 , for its own behalf and as agent for and on behalf of the Shipowning Subsidiaries;

(2)	Safbulk Pty Ltd (the “Commercial Manager”) a company incorporated in South Africa whose registered office is at E-Berth, Duncan Road, Cape Town 8001, P.O.Box 3698, Roggebaai 8012, South Africa.

WHEREAS

As a condition to entering into that certain Master Agreement, dated the date hereof, by and among the Company and various other parties, the Company wishes to appoint the Commercial Manager to provide all necessary commercial management services to the Company and its various shipowning subsidiaries from time to time (the “Shipowning Subsidiaries” and together with the Company the “Group” and any of them a “member of the Group”), seeking and negotiating employment for the Group’s vessels and the conclusion of charterparties or other contracts relating to the employment of all the vessels owned by the Shipowning Subsidiaries of the Company from time to time (the “Vessels” and each a “Vessel”) . For the purpose of this agreement “‘Subsidiary” means any company the share capital of which is from time to time directly or indirectly owned by more than 51% by the Company.

NOW THEREFORE IT IS HEREBY AGREED:

1.	Appointment and Services
1.1

In consideration of the payment of the fees hereinafter described, the Company as principal and as agent for and on behalf of the Shipowning Subsidiaries hereby appoints the Commercial Manager exclusively to provide commercial management services (the “Services”) to the Group, which shall include the following functions:

(a)

providing chartering services in accordance with the Company’s instructions which include, but are not limited to, seeking and negotiating employment for the Vessels and subject to the Company’s approval the conclusion (including the execution thereof) of charter parties or other contracts relating to the employment of the Vessels, provided that the Commercial Manager is authorised to concluded employment for the Vessels of up to five (5) months duration on commercially reasonable terms.

1.2	Subject to the terms and conditions herein provided, during the period of this Agreement, the Commercial Manager shall carry out the Services as agents for

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and on behalf of the Company and the Shipowning Subsidiaries. The Commercial Manager shall have authority to take such actions as it may from time to time in its absolute discretion consider to be necessary to enable it to perform the Services.

1.3

The Commercial Manager in the performance of the Services shall be entitled to have regard to its overall responsibilities in relation to all vessels as may from time to time be entrusted to its management and in particular, but without prejudice to the generality of the foregoing, the Commercial Manager shall be entitled to allocate available resources and services in such manner as in the prevailing circumstances the Commercial Manager in its absolute discretion consider to be fair and reasonable.

1.4

The Company shall procure forthwith that each Shipowning Subsidiary (including such entities as may become subsidiaries of the Company from time to time) shall evidence its agreement to be bound by the terms and conditions of this Agreement by executing a deed of accession to this Agreement in the form of Schedule 1.

2.	Duration

This Agreement shall be effective as of the signing of this Agreement and shall continue for an initial period of three (3) years and shall be automatically extended for successive one year periods, unless three (3) months written notice by either party is given prior to the commencement of the then next period.

3.	Fees
3.1

For services performed hereunder by the Commercial Manager, the Company shall pay, or procure that the relevant Shipowning Subsidiary pays, to the Commercial Manager a commission fee of one and a quarter percent (1.25%) calculated on the collected gross hire/ freight/ demurrage payable when the relevant hire/ freight/ demurrage are collected.

3.2	The management fee under Clause 3.1shall be paid to the Commercial Manager within three (3) business days upon collection by the Company.
3.3	Payment shall be made to the Commercial Manager’s bank account as follows:
Name of Account:	[	]
Name of Bank:	[	]
Bank Sort Code:	[	]
SWIFT Account:	[	]

or to such other account as the Commercial Manager may nominate by notice in writing to the Company from time to time.

3.4	The Company shall provide the Commercial Manager, if so requested, with reasonable access to all documents relating to the calculation and collection of the earnings of the Vessels.

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4.	Insurances
4.1	The Company shall procure that, throughout the period of this Agreement,
(a)	at no expense to the Commercial Manager, the Vessels are insured for not less than their sound market value or entered for their full gross tonnage, as the case may be for:
(i)	usual hull and machinery marine risks (including crew negligence) and excess liabilities;
(ii)	protection and indemnity risks (including pollution risks and crew insurances); and
(iii)	war risks (including protection and indemnity and crew risks),

in accordance with the best practice of prudent owners of ships of a similar type to the Vessels, with first class insurance companies, underwriters or associations (the “Shipowning Subsidiaries’ Insurances”);

(b)	all premiums and calls on the Shipowning Subsidiaries’ Insurances are paid promptly by their due date;
(c)

the Shipowning Subsidiaries’ Insurances name the Commercial Manager and, subject to underwriters’ agreement, any third party designated by the Commercial Manager as a joint assured, with full cover, with the Company procuring on behalf of the relevant Shipowning Subsidiary cover in respect of each of the insurances specified in sub-clause 6.1, if reasonably obtainable, on terms such that neither the Commercial Manager nor any such third party shall be under any liability in respect of premiums or calls arising in connection with the Shipowning Subsidiaries’ Insurances;

(d)

written evidence is provided, to the reasonable satisfaction of the Commercial Manager, of compliance with the obligations under Clause 4 within a reasonable time from the commencement of this Agreement, and of each renewal date and, if specifically requested, of each payment date of the Shipowning Subsidiaries’ Insurances.

5.	Expenses Paid on Behalf of the Company and/or any Shipowning Subsidiary
5.1	Any expenses incurred by the Commercial Manager under the terms of this Agreement on behalf of a member of the Group shall be paid to the Commercial Manager by the Company against supporting vouchers.
5.2	Notwithstanding anything contained herein to the contrary, the Commercial Manager shall in no circumstances be required to use or commit its own funds to finance the provision of the Services.

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6.	Commercial Manager’s Right to Sub-Contract
6.1

The Commercial Manager shall not have the right to sub-contract any part of its obligations hereunder, provided that, in the event of such a sub-contract the Manager shall remain fully liable for the due performance of their obligations under this Agreement.

7.	Responsibilities
7.1

“Force Majeure Event”- Neither any member of the Group nor the Manager shall be under any liability for any failure to perform any of their obligations hereunder by reason of any cause whatsoever of any nature or kind beyond their reasonable control. Force majeure will only relieve a party from any obligation to the extent that the event actually prevents performance of the obligation and has not been caused by that party’s default. The party claiming force majeure must notify the other party of the commencement and the end of the force majeure events, and take all reasonable steps to mitigate the effects thereof.

7.2

The Commercial Manager, without prejudice to Clause 7.1, shall be under no liability whatsoever to any member of the Group for any loss, damage, delay or expense of whatsoever nature, whether direct or indirect, (including but not limited to loss of profit arising out of or in connection with detention of or delay to a Vessel) and howsoever arising in the course of performance of the Services UNLESS the same is proven to have resulted solely from the gross negligence or wilful default of the Commercial Manager or its employees, or agents or sub-contractors employed by it, in which case the Commercial Manager’s liability for all incidents or series of incidents arising in any calendar year shall never exceed a total of ten (10) times the actual annual management fee paid in that year hereunder.

7.3

(Indemnity) Except to the extent and solely for the amount therein set out that the Manager would be liable under Clause 7.2, the members of the Group hereby undertake to keep the Commercial Manager and its employees, agents and sub-contractors indemnified and to hold them harmless against all actions, proceedings, claims, demands or liabilities whatsoever or howsoever arising which may be brought against them or incurred or suffered by them or any of them arising out of or in connection with the performance of the Agreement, and against and in respect of all costs, losses, damages and expenses (including legal costs and expenses on a full indemnity basis) which the Commercial Manager may suffer or incur (either directly or indirectly) in the course of the performance of this Agreement, except where such costs, losses, damages and expenses have been occasioned by the Commercial Manager’s own gross negligence or wilful default.

7.4

(“Himalaya Clause”) It is hereby expressly agreed that no employee or agent of the Commercial Manager (including every sub- contractor from time to time employed by the Commercial Manager) shall in any circumstances whatsoever be under any liability whatsoever to any member of the Group for any loss, damage or delay of whatsoever kind arising or resulting directly or indirectly from any act, neglect or default on his part while acting in the course of or in connection with his employment and, without prejudice to the generality of the foregoing provisions in this Clause 7, every exemption, limitation, condition and liberty

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herein contained and every right, exemption from liability, defence and immunity of whatsoever nature applicable to the Commercial Manager or to which the Commercial Manager is entitled hereunder shall also be available and shall extend to protect every such employee or agent of the Commercial Manager acting as aforesaid and each such employee and agent shall have the right under the Contracts (Rights of Third Parties) Act 1999 to enforce and to enjoy the benefit of this Clause 7.

8.	Duration of the Agreement and Termination
8.1	This Agreement shall come into effect on the day and year referred in Clause 2 and shall continue until it is terminated:
(a)	by the either party in accordance with Clause 2 ;
(b)	by the Commercial Manager forthwith on the giving of written notice to the Company if:
(i)

any moneys payable by any member of the Group under this Agreement shall not have been received in the Commerical Manager’s nominated account within ten (10) calendar days of receipt by the Company of the Commercial Manager’s written request; or

(ii)	any Vessel is repossessed by a secured creditor.
(c)

by either the Company or the Commercial Manager at any time on the giving of notice if the other is in breach of any material term of this Agreement and that breach is not remedied, within 10 Business Days of the terminating party giving notice to the party in breach, to the satisfaction of the terminating party (acting reasonably).

8.2	This Agreement shall be deemed to be terminated
(a)

in relation to a Vessel (and the Shipowning Subsidiary which is the owner of that Vessel) in the case of the sale of that Vessel or if that Vessel becomes a total loss or is declared as a constructive or compromised or arranged total loss or is requisitioned. The Vessel shall not be deemed to be lost unless either she has become an actual total loss or agreement has been reached with her underwriters in respect of her constructive, compromised or arranged total loss or if such agreement with her underwriters is not reached it is adjudged by a competent tribunal that a constructive loss of the Vessel has occurred;

(b)

in the event of an order being made or resolution passed for the winding up, dissolution, liquidation or bankruptcy of either party (otherwise than for the purpose of reconstruction or amalgamation) or if a receiver is appointed, or if it suspends payment, ceases to carry on business or makes any special arrangement or composition with its creditors.

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9.	Limitation of Liability
9.1	The Commercial Manager shall not be liable for any indirect or consequential losses for any reason whatsoever.
10.	Payment Netting and Set Off

All amounts due under this Agreement shall be paid in full without any deduction or withholding other than as required by law. All amounts referred to in this Agreement are expressed exclusive of any value added tax in any applicable jurisdiction. No member of the Group shall be entitled to assert any credit, set-off or counterclaim against the Commercial Manager in order to justify withholding payment of any such amount in whole or in part.

11.	Notices

All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (a) upon delivery when delivered personally, (b) upon receipt if by facsimile transmission (with confirmation of receipt thereof), or (c) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to Oceanaut Inc.:

Oceanaut Inc

17th Km National Road Athens – Lamia & Finikos street

145 64 Nea Kifisia

Athens, Greece

Facsimile: +30 210 62 09 528

Attention: Chief Executive Officer

If to____________:

_____________

_____________

_____________

_____________

_____________

Attention: _____________

Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this clause.

12.	Governing Law and Dispute Resolution

This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of or in connection with this Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996, or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The

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Arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) terms current at the time when the arbitration proceedings are commenced. The reference shall be to three arbitrators. Each party to appoint one arbitrator and the two so appointed to appoint the third who shall act as chairman of the Tribunal. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days, failing which the single arbitrator shall act as sole arbitrator and any decision of the sole arbitrator shall be binding in both parties. The two arbitrators so appointed shall appoint the third arbitrator within fourteen days.

13.

This Agreement is the Commercial Management Agreement referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith. Incase the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, then this Agreement shall be automatically terminated without responsibility to any of the parties.

IN WITNESS WHEREOF, the parties hereinabove have caused this Agreement to be signed in duplicate by their respective and duly authorized representatives as of the date first written hereinabove.

OCEANAUT INC.
By:
Name: Christopher J. Georgakis
Title: President & Chief Executive Officer

___________________
By:
Name: _____________________________________
Title: ______________________________________

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Annex P

TECHNICAL MANAGEMENT AGREEMENT

THIS AGREEMENT is made as of 11th Day of October 2007

BETWEEN:

(1) Oceanaut Inc., a company duly incorporated in the Republic of the Marshall Islands having its registered office at Trust Company Complex , Ajeltake Island, P.O. Box 1405, Majuro, Marshall Islands, MH 96960 (hereinafter called the “Company”);

and

(2) Maryville Maritime Inc., a company duly incorporated in Liberia having its registered address at 80, Broad Street, Monrovia, Liberia, with a branch in Greece pursuant to Law 89/1967 as replaced and currently in force, at 17th km National Road Athens-Lamia & Finikos Str., 14564, Nea Kifisia, Athens (hereinafter called “the Manager”)

WHEREAS

The Company wishes to appoint the Manager to manage the business of the Company and its various Subsidiaries from time to time (as defined below) and their respective operations and the Manager is willing to accept such appointment on the terms and conditions herein set forth.

Each of the contracting parties represents and warrants that it has been incorporated and duly organised and validly existing and in good standing under the laws of its respective country of incorporation and that the legal representative signing for the respective party has been duly authorised by the proper corporate body for the execution of this Agreement.

AND IT IS HEREBY AGREED as follows:

1.	(Definitions)

In this agreement the following terms shall have the following meanings:

“Subsidiary” means any company the share capital of which is from time to time directly or indirectly owned by more than 51% by the Company; and

“Vessel” means any vessel owned from time to time by any Subsidiary.

“Commercial Manager” means “Safbulk Pty Ltd” and its successors and lawful assigns.

2.	(Appointment - Acceptance)

The Company hereby appoints and undertakes to ensure that the Subsidiaries will appoint and/or renew the appointment of the Manager as manager of the Vessels and the Manager hereby accepts such appointment and agrees to act as the manager of the Vessels pursuant to the terms of this Agreement and shall provide the services described in Clause 3 of this Agreement (the “Management Services”) in accordance

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with sound ship management practices and any specific terms and conditions set out in the specific management agreements to be made between each Subsidiary and the Manager (the “Management Agreements”), the terms of each of which will be substantially in the form of the management agreement attached hereto as Annex A. The Management Agreements with the subsidiaries will be executed in respect of the Delivered Vessels immediately after the Shareholder Approval and in respect of the Vessels to be Delivered, at the Initial Closing, provided that the management fee in respect of the Vessels to be Delivered which are under construction, shall be limited, up to their delivery to the Company, to the reasonable expenses incurred by the Technical Manager in respect of such vessels’. The terms “Delivered Vessels”, “Vessels to be Delivered”, “Shareholder Approval”, and “Initial Closing” when referred to in this Agreement shall have the meaning assigned to them in the Master Agreement.

In case that the Company becomes the parent company of other Subsidiaries, whether such Subsidiaries have Vessels in operation or under construction, the Company shall appoint the Manager and it shall procure and ensure that these Subsidiaries will appoint the Manager, as manager of such new Vessels and Subsidiaries under the same terms set forth herein and pursuant to the Management Agreement to be entered into by each such other Subsidiary.

The Manager may, subject to the Company’s loan covenants being met, appoint any person or corporate entity (the “Sub-Manager”), at any time throughout the duration of this Agreement, to discharge any of the Manager’s duties and in particular to perform as agents and/or sub-contractors such parts of the Management Services, and in relation to such of the Vessels, as the Manager may deem convenient or appropriate. While the Manager may from time to time engage one or more Sub-Managers to assume some or all of the rights and perform some or all of the duties assigned to the Manager hereunder, such engagement shall not relieve the Manager of any responsibility or liability which it would otherwise have under this Agreement.

3.	(Management Services)
3.1	(General obligations of the Manager)

The Manager shall, on behalf of the Company and the Subsidiaries, attend to the day-to-day technical management of the Vessels in accordance with sound technical shipping industry standards. In the exercise of its duties hereunder the Manager shall act fully in accordance with the reasonable policies, guidelines and instructions from time to time communicated to it by the Company and serve the Company faithfully and diligently in the performance of this Agreement, according to sound technical shipping industry standards. In the performance of this Agreement, the Manager shall protect the interests of the Company and the Subsidiaries in all matters directly or indirectly relating to the Vessels.

The Manager shall ensure that the Manager employs adequate manpower to perform its obligations under this Agreement. Insofar as practicable, it shall use its best efforts to ensure fair distribution of available manpower, supplies and services as between the Vessels and any/all other vessels under its management. Subject to any limitation which may be provided elsewhere in this Agreement, the Manager shall enter into, make and perform all acts, contracts, agreements and other undertakings as may be, in the opinion of the Manager, necessary or advisable or incidental to the carrying out of the objectives of this Agreement.

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3.3	(Services to be performed in respect of the Vessels)

The Manager shall provide or contract for and/or carry out as agent on behalf of the Company and the Subsidiaries all general administrative and support services necessary for the operation and employment of each Vessel including but not limited to crewing and other technical management, insurance, freight management, accounting related to the vessels’, provisions, bunkering, operation and, subject to the Company’s instructions, sale and purchase of the Vessels . The Manager shall arrange so that an accounting system be established so as to meet the requirements of the Company and the Subsidiaries and provide regular accounting services. The Manager shall present on an annual basis for approval by the Company and the Subsidiaries, as the case may be, a budget for the following twelve (12) months and quarterly budget comparisons thereafter and shall arrange for the supply of provisions, bunker fuel and lubricants and generally will provide all such management services which will be included in the Management Agreements.

The Company and the Subsidiaries as the case may be shall indicate to the Manager their acceptance and approval of the annual budget within one month of presentation and in the absence of any such indication the Manager shall be entitled to assume that the Company and the Subsidiaries have accepted the said budget.

It is specifically agreed that the Manager will arrange and supervise, in accordance with the Subsidiaries’ instructions, the sale or purchase of the Vessels, and shall provide the commercial operation of the Vessels, other than the functions performed by the Commercial Manager, as required by the Subsidiaries, including but not limited to arranging for the proper payment to Subsidiaries of the hire and/or other moneys to which Subsidiaries may be entitled out of the employment of the Vessels.

The Manager in the context of the management services in relation to the Vessels will act vis-à-vis third parties as agent acting in the name and on behalf of the Subsidiaries. The Manager shall have the power to carry out such services incidental to the management services as the Manager, at its sole discretion, shall consider necessary to enable the Manager to perform the management services. The responsibility of the Manager vis-à-vis the respective Subsidiary is set out in the specific terms and conditions of the respective Management Agreement.

3.4	(Additional Services)

The Company may entrust to the Manager any other services against a fee to be mutually agreed.

4.	(Incorporation of terms)

The terms of the standard Management Agreement approved by BIMCO under code name SHIPMAN, which is attached hereto as Annex A are incorporated herein and are deemed to be an integral part of this Agreement in respect of all the functions provided therein, excluding Chartering services. In case of conflict between the terms of this Agreement and any printed terms of SHIPMAN (Annex A), the terms of this Agreement shall prevail. Any amendments to be made to this standard form in any individual Management Agreement signed by any Subsidiary shall be deemed to be incorporated in this Agreement in respect of such Subsidiary and its Vessel.

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5.	(Obligations of the contracting parties)

The Manager undertakes to comply with all the terms of the Management Agreement and to provide such Management Services and to manage the Vessels in compliance with the rules and regulations applicable to the Company and the Subsidiaries.

In compliance with the above, the Manager undertakes to keep books and information, to draw the financial statements required, make reports and provide the internal and independent auditors of the Subsidiaries and/or of the Company with such information and documents as may reasonably be required by them in relation to the Management Agreements and in particular with the accounting services referred to in Clauses 7 and 20 of the Management Agreements and services relating to the establishment of the budgets and the management of funds in accordance with Clause 16 of the Management Agreements, i.e. the income of the Vessels to be collected and the expenses to be paid on behalf of the Subsidiaries. Unless the parties agree otherwise, the Manager will take out insurance in respect of its liability towards the Company and its Subsidiaries at the cost of the Company and its Subsidiaries.

Notwithstanding anything in this Agreement or any Management Agreement to the contrary, and in the absence of the Manager’s gross negligence or wilful misconduct, the Company will remain liable vis-à-vis the AMEX, the US Securities & Exchange Commission and other regulatory bodies as well as vis-à-vis the shareholders and investors in respect of the compliance of its obligations in accordance with any applicable act and regulation, including but not limited to, any act relating to the listing of shares of companies on the AMEX and will notify the Manager of any announcement, publication or any other action required to be made or prepared by the Manager under law.

6.	(Term)

This Agreement shall become effective upon its signing by the parties and shall continue for an initial period of three (3) years commencing from such date and shall be automatically extended for successive one (1) year periods, unless written notice is given by the Company (acting for itself and its Subsidiaries) or the Manager at least three (3) months prior to the commencement of the next period.

7.	(Remuneration)

The Remuneration of the Manager for the management of the Vessels shall be US$ 17,000 (Seventeen Thousand United States Dollars) per vessel per month payable monthly in advance, which is to be increased annually by an amount equal to the percentage change in The Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items, published by the US Department of Labor from time to time.

With respect to the Vessels to be Delivered at the Initial Closing which are under construction, the remuneration of the Manager shall be limited up to their delivery to the Company, to the reasonable expenses incurred by the Technical Manager in respect of such vessels. On delivery of the said vessels’ the management fee will be as described in the first paragraph of this clause.

The Company shall also pay to the Manager any and all expenses as provided in the Management Agreements.

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8.	(Termination)
8.1	(Termination due to default)

(i). The Company shall be entitled to terminate this Agreement by notice in writing if the Manager is in breach of his obligation and the following notice by the Company does not remedy the breach within fourteen (14) days or such shorter period as the circumstances may require.

(ii). The Manager shall be entitled to terminate this Agreement with immediate effect by notice in writing, if any monies payable by the Company or any Subsidiary in respect of any Vessel, shall not have been received in the Manager’s nominated account, within fourteen (14) running days from the written request of payment given by the Manager.

8.2	(Extraordinary termination)

This Agreement shall be deemed to be terminated in respect of any Vessel, and only for such Vessel, in the case of the sale of such Vessel, or if the Vessel becomes a total loss, or is declared as a constructive or compromised or arranged total loss, or is requisitioned for title.

The date upon which the said Vessel is to be treated as having been sold or otherwise disposed of shall be the date on which the respective Subsidiary ceases to be registered as owner of such Vessel, always subject to clause 15 of the printed terms of BIMCO SHIPMAN (Annex A)

The said Vessel shall not be deemed to be lost unless either it has become an actual total loss or agreement has been reached with its underwriters in respect of its constructive, compromised or arranged total loss or, if such agreement with its underwriters is not reached, it is adjudged by a competent tribunal that a constructive loss of the Vessel has occurred.

9.	(Effect of Termination)

9.1 Notwithstanding anything in the Management Agreements to the contrary, each Management Agreement shall terminate automatically upon the termination of this Agreement. Termination of this Agreement shall be without prejudice to the accrued rights and obligations of the parties hereunder or any Management Agreement at the date of the termination including; but not limited to, the obligation of the Company and any Subsidiary, as applicable, to pay and the Manager’s right to be paid and reimbursed for all costs, liabilities and expenses payable or reimbursable under this Agreement.

9.2 In the event of termination: (i) the Company and the Manager shall consult with each other for the purpose of ensuring an orderly and efficient transfer of the management of each Vessel at a convenient and mutually agreed port and, to that end, the Manager will endeavour to co-operate with any new manager of a Vessel appointed by the Company or any Subsidiary and (ii) the Manager shall terminate any agreement with a Sub-Manager. The Company and any Subsidiary, as applicable, shall be obligated to continue to pay to the Manager the monthly fixed fee specified in Clause 7 above and Clause 15 of BIMCO SHIPMAN and any addenda made or to be made thereto of the Management Agreements in respect of each Vessel accrued to the

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effective date of the transfer of management of such Vessel and shall, in addition, pay to the Manager a termination fee in an amount equal to three months of such monthly fixed fee, capped at a maximum of ten (10) vessels.

9.3 The Manager shall, within ninety (90) days after the effective date of transfer of the management of any Vessel (or as soon as practicable thereafter in the circumstances), shall prepare and submit to the Company and the applicable Subsidiary a final account giving details of the outstanding balance between the Manager, the Company and such Subsidiary with respect to such Vessel. Within thirty (30) days after the delivery of such account to the Company and such Subsidiary, the Company and such Subsidiary shall pay to the Manager any undisputed or adjudicated sums found to be due to the Manager, or the Manager shall pay to the Company any such Subsidiary any undisputed or adjudicated sums for the balance standing to the credit of such account.

10.	(Responsibilities)

10.1 (Force Majeure) Neither the Company nor the Manager shall be under any liability for any failure to perform any of their obligations hereunder by reason of any cause whatsoever of any nature or kind beyond their reasonable control.

10.2 (Liability to Company) Without prejudice to the above sub-clause 10.1, the Manager shall be under no liability whatsoever to the Company for any loss, damage, delay or expense of whatsoever nature whether direct or indirect, including but not limited to loss of profit arising out of or in connection with detention or delay of any Vessel and howsoever arising in the course of performance of the Management Services, unless same is proved to have resulted from the gross negligence or wilful default of the Manager, or their employees or agents in which case (save where loss, damage, delay or expense has resulted from the Manager’s act or omission committed with the intent to cause same or recklessly and with knowledge that such loss, damage, delay or expense would probably result) the Manager’s liability for each incident giving rise to a claim or claims shall never exceed (i) in respect of the Company, a total of ten times the annual fees payable to the Manager hereunder, and (ii) in respect of each Vessel and the respective Subsidiary, a total of ten times the annual management fee payable in respect of such Vessel.

10.3 Indemnity. Except to the extent and solely for the amount therein set out that the Managers would be liable under sub-clause 10.2, the Company hereby undertakes to keep the Manager and its employees, agents and sub-contractors indemnified and to hold them harmless against all actions, proceedings, claims, demands or liabilities whatsoever or howsoever, which may be brought against them or incurred or suffered by them, arising out of or in connection with the performance of this Agreement or any Management Agreement, and against and in respect of all costs, loss, damages and expenses, including reasonable legal costs and expenses on a full indemnity basis, which the Manager may suffer or incur directly or indirectly in the course of the performance of this Agreement or any Management Agreement.

10.4 (Himalaya). It is hereby expressly agreed that no employee or agent of the Manager, including every sub-contractor from time to time employed by the Manager, shall in any circumstances whatsoever be under any liability whatsoever to the Company for any loss, damage, or delay of whatsoever kind arising or resulting directly or indirectly from any act, neglect or default on his part while acting in the course or in connection with his employment and, unless due to the gross negligence

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or wilful misconduct, without prejudice to the generality of the foregoing, every exemption, limitation, condition and liberty herein contained and every right, exemption from liability, defence and immunity of whatsoever nature applicable to the Manager or to which the Manager is entitled hereunder, shall also be available and shall extend to protect every such employee or agent of the Manager acting as aforesaid and for the purpose of all the foregoing provisions of this Clause 10 the Manager is or shall be deemed to be acting as agent or trustee on behalf and for the benefit of all persons who are his servants of agents from time to time, including sub-contractors, and all such persons shall be or be deemed to be parties to this Agreement.

11.	(Assignability of Agreement)

This Agreement is not assignable by either the Company or the Manager without the prior written consent of the other.

12.	(Confidentiality)

Except as may be required by applicable law, any non-public or confidential information relating to the business or affairs of the Company and its Subsidiaries or the Company’s and its Subsidiaries’ principals obtained by the Manager in the performance of this Agreement or any Management Agreement shall be kept strictly confidential.

Except as may be required by applicable law or regulations, including without limitation, those applicable to companies with securities registered under the 1934 Act, this Agreement including all terms, details conditions and period is to be kept private and confidential and beyond the reach of any third party.

Except as may be required by applicable law or regulations, including without limitation, those applicable to companies with securities registered under the 1934 Act,, any non-public or confidential information relating to the business or affairs of the Manager and/or the Manager’s principals obtained by the Company and its Subsidiaries or the Company’s and its Subsidiaries’ principals in the performance of this Agreement shall be kept strictly confidential.

13.	(Notices)

All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) upon delivery when delivered personally, (ii) upon receipt if by facsimile transmission (with confirmation of receipt thereof), or (iii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to Oceanaut Inc.:

Oceanaut Inc

17th Km National Road Athens – Lamia & Finikos street

145 64 Nea Kifisia

Athens, Greece

Facsimile: +30 210 62 09 528

Attention: Chief Executive Officer

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If to Maryville Maritime Inc.:

Maryville Maritime Inc

17th Km National Road Athens – Lamia & Finikos street

145 64 Nea Kifisia

Athens, Greece

Facsimile: +30 210 81 87 001

Attention: General Manager

Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

14.	(Governing Law and Arbitration)

This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of or in connection with this Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996, or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The Arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) terms current at the time when the arbitration proceedings are commenced. The reference shall be to three arbitrators. Each party to appoint one arbitrator and the two so appointed to appoint the third who shall act as chairman of the Tribunal. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days, failing which the single arbitrator shall act as sole arbitrator and any decision of the sole arbitrator shall be binding in both parties. The two arbitrators so appointed shall appoint the third arbitrator within fourteen days.

15.	(Entire Agreement)

This Agreement and the Management Agreement contains the entire agreement of the Company and the Manager with respect to the subject matter hereof and supersedes all prior agreements and understandings, either verbal or written, between the parties with respect to such subject matter and no amendment of any provision hereof will be binding upon any party unless in writing and signed by the party agreeing to such amendment.

16.	Master Agreement.

This Agreement is the Technical Management Agreement referred to and defined in the Master Agreement dated the date hereof and executed and delivered concurrently herewith. In case the Initial Closing as defined in the Master Agreement does not take place as provided in the Master Agreement, then this Agreement shall be automatically terminated without responsibility to any of the parties

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in duplicate by their respective and duly authorized representatives as of the day and year written hereinabove.

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By:
Name: Christopher J. Georgakis.
Title: President & Chief Executive Officer.
OCEANAUT INC.

By:
Name: Georgios Perivolaris
Title: Sole Director and President, Secretary and Treasurer.
MARYVILLE MARITIME INC.

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ANNEX Q

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
OCEANAUT, INC.

Pursuant to Section 93 of the
Business Corporations Act of the Associations Law
of the Republic of the Marshall Islands

Oceanaut, Inc., a corporation (the ‘‘Corporation’’) organized and existing under the provisions of the Business Corporations Act of the Associations Law of the Republic of the Marshall Islands (the ‘‘BCA’’), for the purpose of amending and restating its articles of incorporation, hereby certifies that:

1. The current name of the Corporation is Oceanaut, Inc., which is the name under which the Corporation was originally incorporated. The original articles of incorporation were filed with the Registrar of Corporations of the Republic of the Marshall Islands on May 3, 2006 which were then amended and restated on August 1, 2006 and subsequently amended by Articles of Amendment on February 1, 2007 (as amended, the ‘‘Articles of Incorporation’’).

2. This amendment and restatement of the Articles of Incorporation (the ‘‘Restated Articles’’) has been duly adopted and authorized, pursuant to the provisions of the BCA, by actions of the board of directors (the ‘‘Board’’) and the shareholders of the Corporation.

3. Immediately upon filing the Restated Articles, the text of the entire Articles of Incorporation is hereby amended and restated to read in full as set forth below:

FIRST: The name of the corporation is Oceanaut, Inc. (hereinafter sometimes referred to as the ‘‘Corporation’’).

SECOND: The registered address of the Corporation is located at Trust Company Complex, Ajeltake Island, Majuro, Marshall Islands, MH 96960. The name of its registered agent at that address is the Trust Company of the Marshall Islands, Inc.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the BCA. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 81,000,000, of which 80,000,000 shares shall be common stock of the par value of $.0001 per share (‘‘Common Stock’’) and 1,000,000 shares shall be preferred stock of the par value of $.0001 per share (‘‘Preferred Stock’’).

A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a ‘‘Preferred Stock Designation’’) and as may be permitted by the BCA. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by Articles of Amendment to these Articles of Incorporation as authorized by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation. All such shares shall be registered. The Corporation shall not have any bearer shares.

B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote. All such shares shall be registered. The Corporation shall not have any bearer shares.

FIFTH: The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. At the first election of directors by the incorporator, the incorporator shall elect a Class C director for a term expiring at the Corporation’s third annual meeting of shareholders. The Class C director shall then appoint additional Class A, Class B and Class C directors, as necessary and as permitted by the Corporation’s bylaws. The directors in Class A shall be elected for a term expiring at the first annual meeting of shareholders, the directors in Class B shall be elected for a term expiring at the second annual meeting of shareholders and the directors in Class C shall be elected for a term expiring at the third annual meeting of shareholders. Commencing at the first annual meeting of shareholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election. Except as the BCA may otherwise require, in the interim between annual meetings of shareholders or special meetings of shareholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareholders:

A. Election of directors need not be by ballot unless the bylaws of the Corporation so provide.

B. The Board shall have the power, without the assent or vote of the shareholders, to make, alter, amend, change, add to or repeal the bylaws of the Corporation as provided in the bylaws of the Corporation.

C. The directors, in their discretion, may submit any contract or act for approval or ratification at any annual meeting of the shareholders or at any meeting of the shareholders called for the purpose of considering any such act or contract, and, except as may be otherwise provided by law, any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of shareholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the shareholders as though it had been approved or ratified by every shareholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the laws of the Republic of the Marshall Islands, these Articles of Incorporation, and the Corporation’s bylaws.

SEVENTH: No director of this Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director except to the extent that exemption from liability or limitation thereof is not permitted under the BCA as in effect at the time such liability or limitation thereof is determined. No amendment, modification or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, modification or repeal. If, after approval by the shareholders of this Article to authorize corporate action, the BCA is amended to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the BCA, as so amended.

EIGHTH: The Corporation shall, to the fullest extent permitted by the BCA, as the same may be amended and supplemented from time to time, indemnify and advance expenses to, (i) its directors and officers, and (ii) any person who at the request of the Corporation is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section as amended or supplemented (or any successor), provided, however, that except with respect to proceedings to enforce rights to indemnification, the bylaws of the Corporation may provide that the Corporation shall indemnify any director, officer or such person in connection with a proceeding (or part thereof) initiated by such director, officer or such person only if such proceeding (or part thereof) was authorized by the Board. The Corporation, by action of its Board, may provide indemnification or advance expenses to employees and agents of the Corporation or other persons only on such terms and conditions and to the extent determined by the Board in its sole and absolute discretion. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this      day of         , 2007.

Oceanaut, Inc.
Name: Title: